UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-00816

AMERICAN CENTURY MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	10-31

Date of reporting period:	10-31-2012

ITEM 1.  REPORTS TO STOCKHOLDERS.

ANNUAL REPORT          OCTOBER 31, 2012

All Cap Growth Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	26
Management	27
Approval of Management Agreement	30
Additional Information	35

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2012. Our report offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated insights, we encourage you to visit our website, americancentury.com.

Favorable Fiscal-Year Returns for Most U.S. Stock and Bond Benchmarks

In a period fraught with concerns about factors such as the global economic recovery, European financial system stability, and the U.S. political picture, the 12-month returns for U.S. investors were generally favorable.

Both U.S. stocks and bonds rallied for much of the period, with U.S. equities generally outperforming their non-U.S. counterparts. The S&P 500 Index advanced 15.21%, compared with 4.61% for the MSCI EAFE (Europe, Australasia, Far East) Index. The Barclays U.S. Aggregate Bond Index returned 5.25%, and the 10-year U.S. Treasury note returned 7.47%, according to Barclays.

As it turned out, the overseas setbacks and the coordinated monetary policy response provided by prominent central banks around the world ultimately proved beneficial to the U.S. capital markets. Both U.S. stocks and bonds generally benefited from global investors’ trust in the U.S. financial system and from declining interest rates, helped by central bank purchases of government securities. The 10-year U.S. Treasury yield fell to a record low during the period, finishing at 1.69%.

The U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the outlook for 2013 remains guarded, as the fragile recovery remains vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board has once again completed its annual review of the advisory contract between the American Century Investments mutual funds overseen by the board and the funds’ advisor, American Century Investment Management, Inc. This process, often referred to as the 15(c) review, involves the independent directors considering all of the material monitored throughout the year and evaluating a wide range of factors to determine whether the management fee paid by each fund to the advisor is reasonable.

The independent directors’ rationale for this decision is provided in detail in this, or in a previous, report. However, there are several highlights that should be of interest to all shareholders.

•	Fund performance and client service continue to be rated among the industry’s best.

•	Target date and other asset allocation products continue to successfully gather assets and industry acclaim.

•	Compliance programs continue to function successfully with no issues impacting shareholder interests.

•	Fees were found to be within an acceptable competitive range, with minor fee waivers being negotiated on five funds.

Knowing that most shareholders are long term investors, the board was particularly pleased with our succession planning review. Talented professionals are being added within portfolio management and experienced managers have been added to the senior management team.

Overall it was a very positive review for the American Century Investments mutual funds during a challenging market environment.

Best personal regards,
Don Pratt

3

Market Perspective

By David Hollond, Chief Investment Officer, U.S. Growth Equity—Mid & Small Cap

Stocks Gained Amid Volatility

The U.S. stock market generated positive results for the 12-month period ended October 31, 2012, although it endured significant volatility along the way. As the reporting period began, stocks were in the midst of a rebound. Investors grew optimistic as signs of improving economic activity quashed recession fears; in particular, job growth began to exceed expectations, driving the unemployment rate to its lowest level in three years by February 2012. Another positive factor was promising news out of Europe, as the European Central Bank provided favorable long-term financing to the debt markets and support for the Continent’s banking sector.

The optimism proved to be short-lived, as headwinds returned to the equity market. Evidence of slowing economic activity in the U.S. and adverse developments in Europe—including political turmoil in Greece and troubled banks in Spain—weighed on investor confidence, sending stocks down sharply.

Late in the period, stocks reversed course once again. The Federal Reserve announced a third round of quantitative easing measures, as well as an extension of its near-zero interest rate policy until 2015. The European Central Bank, meanwhile, announced a plan under which it would purchase bonds to support financially troubled debt markets in Europe. These measures, as well as others taken by central banks around the world, helped to restore investor confidence and drive markets upward, despite some concerns about slowing corporate profits and the looming U.S. fiscal cliff.

As the table below illustrates, large-cap issues generated the strongest returns for the reporting period, outpacing mid- and small-cap shares. Value stocks outpaced growth shares across the market capitalization spectrum.

From a sector perspective, all sectors within the Russell 3000 Index delivered positive results; the telecommunication services sector fared the best. Health care, financials, consumer discretionary, and consumer staples all finished ahead of the Russell 3000 Index. On the other side, the energy and information technology sectors achieved more moderate gains.

U.S. Stock Index Returns
For the 12 months ended October 31, 2012
Russell 1000 Index (Large-Cap)	14.97%	Russell 2000 Index (Small-Cap)	12.08%
Russell 1000 Growth Index	13.02%	Russell 2000 Growth Index	9.70%
Russell 1000 Value Index	16.89%	Russell 2000 Value Index	14.47%
Russell Midcap Index	12.15%
Russell Midcap Growth Index	9.09%
Russell Midcap Value Index	14.99%

4

Performance

Total Returns as of October 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWGTX	11.40%	-0.10%	10.19%(1)	11.15%	11/25/83
Russell 3000 Growth Index	—	12.76%	1.90%	7.32%	9.19%(2)	—
Institutional Class	ACAJX	11.62%	—	—	21.59%	9/30/11
A Class No sales charge* With sales charge*	ACAQX	11.15% 4.76%	— —	— —	21.08% 14.69%	9/30/11
C Class	ACAHX	10.32%	—	—	20.17%	9/30/11
R Class	ACAWX	10.86%	—	—	20.76%	9/30/11

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Returns would have been lower if a portion of the management fee had not been waived.

(2)	Since 11/30/83, the date nearest the Investor Class’s inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2002

*Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.00%	0.80%	1.25%	2.00%	1.50%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: David Hollond, Michael Orndorff, and Marcus Scott.

Marcus Scott became a Portfolio Manager on the All Cap Growth team in February 2012.

Performance Summary

All Cap Growth returned 11.40%* for the 12 months ended October 31, 2012, lagging the 12.76% return of the portfolio’s benchmark, the Russell 3000 Growth Index.

As discussed in the Market Perspective on page 4, equity indices generally gained during the reporting period, although they struggled with the challenges of a tepid global economic recovery and continued sovereign debt concerns in Europe. Price momentum and acceleration, two factors that the All Cap Growth team looks for in portfolio holdings, were not rewarded consistently during the reporting period.

Within the portfolio, stock decisions in the consumer discretionary and industrials sectors accounted for the bulk of underperformance versus the benchmark. Stock selection in the health care, information technology, and financials sectors partially offset those relative losses.

Consumer Discretionary, Industrials Lagged

In the consumer discretionary sector, an underweight allocation to the media industry hurt relative results. As optimism grew about the economic environment, advertising spending grew, helping companies in the industry group. Detrimental holdings in the media industry included China-based Focus Media Holding Ltd., which sold off sharply due to a third party research report. Stock decisions in the hotels, restaurants, and leisure group, as well as the diversified consumer services group, trimmed relative returns.

Elsewhere in the sector, however, it helped to own high-growth international retailer Michael Kors. The stock outperformed during the fiscal year following its initial public offering thanks to brand strength and exposure to luxury spending.

The industrials sector was a meaningful source of underperformance versus the benchmark. In the machinery industry, mining equipment manufacturer Joy Global was one of several overweight positions that trimmed relative performance. The mining equipment company underperformed along with lower metals prices and slowing economic growth.

In the electrical equipment industry group, Polypore, which manufactures separators for batteries used in automobiles and consumer electronic devices, was hurt by slower than expected demand. Commercial services overweight Clean Harbors also detracted. The hazardous waste disposal company suffered from concerns about pricing pressure in their energy service business as natural gas prices fell.

Health Care, Financials Gained

The health care sector was the largest source of relative gains, attributable largely to stock decisions among health care providers. The top individual contributor in the portfolio by far was pharmacy benefit manager SXC Health Solutions, which

*All fund returns referenced in this commentary are for Investor Class shares.

7

acquired Catalyst Health Solutions during the reporting period. The portfolio held overweight positions in both companies, and they each posted strong returns. The merger provides the combined entity (renamed Catamaran Corp.) increased scale to go after larger potential clients.

Spanish health care company Grifols also contributed, as its acquisition of U.S. based Talecris drove gains in net revenues and net income.

In the financials sector, a position in consumer finance company Discover helped relative returns. Discover benefitted from reports of improving consumer credit quality and an alliance with PayPal, which will use Discover’s network for mobile payment transactions.

Information Technology Contributed, but Some Positions Detracted

The information technology sector was the second-largest source of relative outperformance. Here, an overweight position in Apple added significantly to results, as the company unveiled its much-anticipated iPhone 5 in September, selling more than five million units in its debut weekend. Apple also won a patent lawsuit against Samsung, its major rival in the smart phone market. Also in the sector, the portfolio underweighted the semiconductor group, an allocation decision that helped results versus the benchmark.

Some positions in the sector, though, detracted significantly from relative performance. A stake in China’s dominant internet search engine, Baidu was the largest individual detractor from relative returns. The company reported strong results, but underperformed after guiding future growth lower. Investor concerns about slowing economic growth in China also weighed on the company’s share price.

Information security software company Check Point Software Technologies detracted. Check Point underperformed after announcing slower-than-expected license revenue growth, which the company attributed to a pause in orders ahead of a new operating system launch.

Outlook

All Cap Growth’s investment process focuses on companies of all sizes with accelerating revenue and earnings growth rates, which are also exhibiting share-price strength. We believe that active investing in such companies will generate attractive absolute and relative investment performance over time. This process, which has historically added value, has faced unprecedented headwinds in recent reporting periods. Despite this challenge, All Cap Growth provided solid absolute returns during the reporting period. The team believes such a portfolio can outperform All Cap Growth’s peers and its benchmark, the Russell 3000 Growth Index, over time.

8

Fund Characteristics

OCTOBER 31, 2012
Top Ten Holdings	% of net assets
Apple, Inc.	9.8%
Philip Morris International, Inc.	3.5%
Express Scripts Holding Co.	3.2%
QUALCOMM, Inc.	2.9%
Costco Wholesale Corp.	2.8%
Precision Castparts Corp.	2.6%
Microsoft Corp.	2.5%
Catamaran Corp.	2.3%
Whole Foods Market, Inc.	2.2%
Google, Inc. Class A	2.1%

Top Five Industries	% of net assets
Computers and Peripherals	10.8%
Food and Staples Retailing	6.4%
Specialty Retail	6.1%
IT Services	5.5%
Health Care Providers and Services	5.5%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	93.1%
Foreign Common Stocks*	6.0%
Total Common Stocks	99.1%
Temporary Cash Investments	1.0%
Other Assets and Liabilities	(0.1)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2012 to October 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Expenses Paid During Period(1) 5/1/12 – 10/31/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$966.00	$4.94	1.00%
Institutional Class	$1,000	$967.00	$3.96	0.80%
A Class	$1,000	$965.00	$6.17	1.25%
C Class	$1,000	$961.40	$9.86	2.00%
R Class	$1,000	$963.40	$7.40	1.50%
Hypothetical
Investor Class	$1,000	$1,020.11	$5.08	1.00%
Institutional Class	$1,000	$1,021.12	$4.06	0.80%
A Class	$1,000	$1,018.85	$6.34	1.25%
C Class	$1,000	$1,015.08	$10.13	2.00%
R Class	$1,000	$1,017.60	$7.61	1.50%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

11

Schedule of Investments

OCTOBER 31, 2012

	Shares	Value
Common Stocks — 99.1%
AEROSPACE AND DEFENSE — 3.2%
Precision Castparts Corp.	144,599	$25,025,749
TransDigm Group, Inc.	46,354	6,174,816
		31,200,565
AUTOMOBILES — 1.3%
Harley-Davidson, Inc.	101,037	4,724,490
Hyundai Motor Co.	36,662	7,546,873
		12,271,363
BEVERAGES — 1.9%
Beam, Inc.	38,651	2,147,450
Coca-Cola Co. (The)	419,030	15,579,535
Monster Beverage Corp.(1)	17,245	770,334
		18,497,319
BIOTECHNOLOGY — 2.7%
Alexion Pharmaceuticals, Inc.(1)	92,876	8,394,133
Biogen Idec, Inc.(1)	6,369	880,323
Gilead Sciences, Inc.(1)	105,872	7,110,364
Grifols SA(1)	217,005	7,526,809
Onyx Pharmaceuticals, Inc.(1)	37,478	2,936,776
		26,848,405
CAPITAL MARKETS — 0.5%
Lazard Ltd., Class A	157,675	4,645,106
CHEMICALS — 3.3%
American Vanguard Corp.	96,873	3,461,272
Cytec Industries, Inc.	43,837	3,016,862
FMC Corp.	89,150	4,771,308
Monsanto Co.	226,005	19,452,251
Sherwin-Williams Co. (The)	10,406	1,483,688
		32,185,381
COMMERCIAL BANKS — 0.7%
East West Bancorp., Inc.	137,927	2,936,466
SVB Financial Group(1)	66,851	3,783,098
		6,719,564
COMMERCIAL SERVICES AND SUPPLIES — 0.4%
Cintas Corp.	89,884	3,758,050
COMMUNICATIONS EQUIPMENT — 4.6%
Cisco Systems, Inc.	673,547	11,544,596
Palo Alto Networks, Inc.(1)	87,734	4,823,615
QUALCOMM, Inc.	482,184	28,243,928
		44,612,139
COMPUTERS AND PERIPHERALS — 10.8%
Apple, Inc.	160,075	95,260,632
EMC Corp.(1)	424,178	10,358,427
		105,619,059
CONSTRUCTION AND ENGINEERING — 1.0%
Chicago Bridge & Iron Co. NV New York Shares	100,128	3,759,806
Quanta Services, Inc.(1)	248,014	6,431,003
		10,190,809
CONSUMER FINANCE — 2.4%
American Express Co.	61,865	3,462,584
Discover Financial Services	478,484	19,617,844
		23,080,428
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.7%
Verizon Communications, Inc.	366,371	16,354,801
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.5%
Jabil Circuit, Inc.	28,117	487,549
Trimble Navigation Ltd.(1)	87,313	4,119,427
		4,606,976
ENERGY EQUIPMENT AND SERVICES — 2.3%
Cameron International Corp.(1)	111,493	5,646,005
National Oilwell Varco, Inc.	227,311	16,752,821
		22,398,826
FOOD AND STAPLES RETAILING — 6.4%
Costco Wholesale Corp.	279,447	27,505,968
Natural Grocers by Vitamin Cottage, Inc.(1)	86,046	1,745,013
PriceSmart, Inc.	46,272	3,840,113
Wal-Mart Stores, Inc.	106,633	7,999,608
Whole Foods Market, Inc.	225,452	21,357,068
		62,447,770
FOOD PRODUCTS — 0.6%
Mead Johnson Nutrition Co.	100,926	6,223,097
HEALTH CARE EQUIPMENT AND SUPPLIES — 2.8%
Baxter International, Inc.	197,938	12,396,857
Cooper Cos., Inc. (The)	39,189	3,761,360
Covidien plc	139,604	7,671,240
IDEXX Laboratories, Inc.(1)	38,611	3,714,378
		27,543,835
HEALTH CARE PROVIDERS AND SERVICES — 5.5%
Catamaran Corp.(1)	483,969	22,823,978
Express Scripts Holding Co.(1)	504,369	31,038,868
		53,862,846
HEALTH CARE TECHNOLOGY — 0.8%
Cerner Corp.(1)	105,659	8,050,159

12

	Shares	Value
HOTELS, RESTAURANTS AND LEISURE — 3.1%
Penn National Gaming, Inc.(1)	81,035	$3,276,245
Starbucks Corp.	302,878	13,902,100
Yum! Brands, Inc.	186,175	13,052,730
		30,231,075
HOUSEHOLD DURABLES — 0.3%
Toll Brothers, Inc.(1)	102,301	3,376,956
INTERNET AND CATALOG RETAIL — 3.0%
Amazon.com, Inc.(1)	47,250	11,000,745
Blue Nile, Inc.(1)	41,344	1,561,563
Expedia, Inc.	52,957	3,132,407
priceline.com, Inc.(1)	23,477	13,470,398
		29,165,113
INTERNET SOFTWARE AND SERVICES — 4.9%
eBay, Inc.(1)	150,358	7,260,788
Facebook, Inc. Class A(1)	481,159	10,159,672
Google, Inc. Class A(1)	30,652	20,836,310
LinkedIn Corp., Class A(1)	46,441	4,965,936
Rackspace Hosting, Inc.(1)	68,046	4,333,850
		47,556,556
IT SERVICES — 5.5%
Accenture plc, Class A	163,551	11,024,973
Alliance Data Systems Corp.(1)	116,390	16,649,590
Cognizant Technology Solutions Corp., Class A(1)	81,613	5,439,506
MasterCard, Inc., Class A	27,808	12,817,541
Teradata Corp.(1)	117,048	7,995,549
		53,927,159
MACHINERY — 2.1%
Caterpillar, Inc.	41,350	3,506,893
Chart Industries, Inc.(1)	57,778	4,090,105
Flowserve Corp.	29,370	3,979,341
Trinity Industries, Inc.	130,877	4,093,833
Valmont Industries, Inc.	39,483	5,334,153
		21,004,325
MEDIA — 0.5%
CBS Corp., Class B	160,262	5,192,489
METALS AND MINING — 1.7%
Carpenter Technology Corp.	146,933	7,142,413
Freeport-McMoRan Copper & Gold, Inc.	249,943	9,717,784
		16,860,197
MULTILINE RETAIL — 0.5%
Family Dollar Stores, Inc.	69,598	4,590,684
OIL, GAS AND CONSUMABLE FUELS — 0.7%
Concho Resources, Inc.(1)	40,802	$3,513,868
Linn Energy LLC	77,398	3,260,004
		6,773,872
PHARMACEUTICALS — 3.4%
Allergan, Inc.	196,631	17,681,060
Perrigo Co.	91,314	10,502,023
Watson Pharmaceuticals, Inc.(1)	58,596	5,036,326
		33,219,409
ROAD AND RAIL — 2.4%
Canadian Pacific Railway Ltd.	58,585	5,393,335
Kansas City Southern	218,633	17,591,211
		22,984,546
SOFTWARE — 5.5%
Citrix Systems, Inc.(1)	51,551	3,186,367
CommVault Systems, Inc.(1)	61,533	3,843,966
Microsoft Corp.	855,813	24,420,624
NetSuite, Inc.(1)	138,264	8,781,147
Nuance Communications, Inc.(1)	150,329	3,346,324
Salesforce.com, Inc.(1)	52,057	7,599,281
Splunk, Inc.(1)	90,604	2,541,442
		53,719,151
SPECIALTY RETAIL — 6.1%
ANN, Inc.(1)	71,552	2,515,768
Cabela’s, Inc.(1)	107,780	4,829,622
GNC Holdings, Inc. Class A	165,497	6,399,769
Home Depot, Inc. (The)	196,250	12,045,825
Lumber Liquidators Holdings, Inc.(1)	60,147	3,357,406
PetSmart, Inc.	173,229	11,500,673
TJX Cos., Inc. (The)	303,681	12,642,240
Ulta Salon Cosmetics & Fragrance, Inc.	63,014	5,811,151
		59,102,454
TEXTILES, APPAREL AND LUXURY GOODS — 1.8%
Coach, Inc.	71,649	4,015,927
Lululemon Athletica, Inc.(1)	46,964	3,240,986
Michael Kors Holdings Ltd.(1)	145,889	7,978,669
Vera Bradley, Inc.(1)	68,383	2,038,497
		17,274,079
TOBACCO — 4.2%
Altria Group, Inc.	204,021	6,487,868
Philip Morris International, Inc.	390,375	34,571,610
		41,059,478
TOTAL COMMON STOCKS (Cost $692,941,190)		967,154,041

13

Shares	Value
Temporary Cash Investments — 1.0%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 2.00%, 1/31/16 - 6/30/16, valued at $3,879,539), in a joint trading account at 0.23%, dated 10/31/12, due 11/1/12 (Delivery value $3,801,363)		$3,801,339
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.125% - 3.75%, 8/15/41 - 2/15/42, valued at $3,888,558), in a joint trading account at 0.20%, dated 10/31/12, due 11/1/12 (Delivery value $3,801,360)		3,801,339
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.625%, 2/15/40, valued at $1,614,781), in a joint trading account at 0.16%, dated 10/31/12, due 11/1/12 (Delivery value $1,583,392)		$1,583,385
SSgA U.S. Government Money Market Fund	25,908	25,908
TOTAL TEMPORARY CASH INVESTMENTS (Cost $9,211,971)		9,211,971
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $702,153,161)		976,366,012
OTHER ASSETS AND LIABILITIES — (0.1)%		(551,852)
TOTAL NET ASSETS — 100.0%		$975,814,160

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
4,253,569	EUR for USD	UBS AG	11/30/12	$5,514,606	$(9,381)

(Value on Settlement Date $5,505,225)

Notes to Schedule of Investments

EUR = Euro
USD = United States Dollar
(1) Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2012
Assets
Investment securities, at value (cost of $702,153,161)	$976,366,012
Receivable for investments sold	8,080,109
Receivable for capital shares sold	425,714
Dividends and interest receivable	1,162,150
986,033,985

Liabilities
Payable for investments purchased	8,331,087
Payable for capital shares redeemed	1,023,926
Unrealized loss on forward foreign currency exchange contracts	9,381
Accrued management fees	851,090
Distribution and service fees payable	4,341
10,219,825

Net Assets	$975,814,160

Net Assets Consist of:
Capital (par value and paid-in surplus)	$637,339,216
Accumulated net investment loss	(200,949)
Undistributed net realized gain	64,472,423
Net unrealized appreciation	274,203,470
$975,814,160

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$961,562,056	31,588,991	$30.44
Institutional Class, $0.01 Par Value	$61,452	2,015	$30.50
A Class, $0.01 Par Value	$11,333,944	373,364	$30.36*
C Class, $0.01 Par Value	$1,992,567	66,187	$30.11
R Class, $0.01 Par Value	$864,141	28,545	$30.27

*Maximum offering price $32.21 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $14,978)	$10,216,291
Interest	12,700
10,228,991

Expenses:
Management fees	9,796,331
Distribution and service fees:
A Class	11,601
C Class	7,946
R Class	905
Directors’ fees and expenses	35,889
9,852,672

Net investment income (loss)	376,319

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	66,894,843
Foreign currency transactions	240,950
67,135,793

Change in net unrealized appreciation (depreciation) on:
Investments	35,910,577
Translation of assets and liabilities in foreign currencies	16,234
35,926,811

Net realized and unrealized gain (loss)	103,062,604

Net Increase (Decrease) in Net Assets Resulting from Operations	$103,438,923

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2012 AND OCTOBER 31, 2011
Increase (Decrease) in Net Assets	October 31, 2012	October 31, 2011
Operations
Net investment income (loss)	$376,319	$(846,286)
Net realized gain (loss)	67,135,793	126,248,283
Change in net unrealized appreciation (depreciation)	35,926,811	(49,826,959)
Net increase (decrease) in net assets resulting from operations	103,438,923	75,575,038

Distributions to Shareholders
From net realized gains:
Investor Class	(23,595,114)	—
Institutional Class	(705)	—
A Class	(705)	—
C Class	(1,880)	—
R Class	(705)	—
Decrease in net assets from distributions	(23,599,109)	—

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(39,887,723)	(99,159,677)

Net increase (decrease) in net assets	39,952,091	(23,584,639)

Net Assets
Beginning of period	935,862,069	959,446,708
End of period	$975,814,160	$935,862,069

Accumulated undistributed net investment income (loss)	$(200,949)	$26,069

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2012

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. All Cap Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing in stocks of companies of all sizes that management believes will increase in value over time.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. Sale of the Institutional Class, A Class, C Class and R Class commenced on September 30, 2011.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

18

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.00% for the Investor Class, A Class, C Class and R Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2012 were $533,433,401 and $599,893,274, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2012		Year ended October 31, 2011(1)
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	1,442,712	$43,890,074	229,937	$6,555,442
Issued in reinvestment of distributions	873,776	23,207,496	—	—
Redeemed	(4,078,501)	(121,343,490)	(3,675,174)	(105,815,119)
	(1,762,013)	(54,245,920)	(3,445,237)	(99,259,677)
Institutional Class/Shares Authorized	25,000,000		25,000,000
Sold	1,317	40,379	987	25,000
Issued in reinvestment of distributions	27	705	—	—
Redeemed	(316)	(9,915)	—	—
	1,028	31,169	987	25,000
A Class/Shares Authorized	25,000,000		25,000,000
Sold	396,764	12,260,804	987	25,000
Issued in reinvestment of distributions	27	705	—	—
Redeemed	(24,414)	(751,345)	—	—
	372,377	11,510,164	987	25,000
C Class/Shares Authorized	25,000,000		25,000,000
Sold	68,891	2,084,611	987	25,000
Issued in reinvestment of distributions	71	1,880	—	—
Redeemed	(3,762)	(115,245)	—	—
	65,200	1,971,246	987	25,000
R Class/Shares Authorized	25,000,000		25,000,000
Sold	32,043	986,202	987	25,000
Issued in reinvestment of distributions	27	705	—	—
Redeemed	(4,512)	(141,289)	—	—
	27,558	845,618	987	25,000
Net increase (decrease)	(1,295,850)	$(39,887,723)	(3,441,289)	$(99,159,677)

(1)	September 30, 2011 (commencement of sale) through October 31, 2011 for the Institutional Class, A Class, C Class and R Class.

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

21

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$908,366,244	—	—
Foreign Common Stocks	43,714,115	$15,073,682	—
Temporary Cash Investments	25,908	9,186,063	—
Total Value of Investment Securities	$952,106,267	$24,259,745	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(9,381)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of October 31, 2012, is disclosed on the Statement of Assets and Liabilities as a liability of $9,381 in unrealized loss on forward foreign currency exchange contracts. For the year ended October 31, 2012, the effect of foreign currency risk derivative instruments on the Statement of Operations was $270,463 in net realized gain (loss) on foreign currency transactions and $16,688 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

22

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	—	—
Long-term capital gains	$23,599,109	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$702,929,376
Gross tax appreciation of investments	$284,207,497
Gross tax depreciation of investments	(10,770,861)
Net tax appreciation (depreciation) of investments	$273,436,636
Undistributed ordinary income	—
Accumulated long-term gains	$65,248,637
Late-year ordinary loss deferral	$(210,329)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate		Net Assets, End of Period (in thousands)
Investor Class
2012	$28.06	0.01	3.08	3.09	—	(0.71)	(0.71)	$30.44	11.40%	1.00%		0.04%		55%		$961,562
2011	$26.07	(0.02)	2.01	1.99	—	—	—	$28.06	7.63%	1.00%		(0.08)%		75%		$935,751
2010	$20.86	(0.05)	5.26	5.21	—	—	—	$26.07	24.98%	1.01%		(0.22)%		88%		$959,447
2009	$19.08	0.03	1.81	1.84	(0.06)	—	(0.06)	$20.86	9.72%	1.00%		0.19%		167%		$837,839
2008	$31.53	(0.13)	(12.32)	(12.45)	—	—	—	$19.08	(39.49)%	1.00%		(0.48)%		171%		$803,771
Institutional Class
2012	$28.06	0.09	3.06	3.15	—	(0.71)	(0.71)	$30.50	11.62%	0.80%		0.24%		55%		$61
2011(3)	$25.32	(0.01)	2.75	2.74	—	—	—	$28.06	10.82%	0.80	%(4)	(0.28	)%(4)	75	%(5)	$28
A Class
2012	$28.05	(0.02)	3.04	3.02	—	(0.71)	(0.71)	$30.36	11.15%	1.25%		(0.21)%		55%		$11,334
2011(3)	$25.32	(0.02)	2.75	2.73	—	—	—	$28.05	10.78%	1.25	%(4)	(0.73	)%(4)	75	%(5)	$28
C Class
2012	$28.03	(0.25)	3.04	2.79	—	(0.71)	(0.71)	$30.11	10.32%	2.00%		(0.96)%		55%		$1,993
2011(3)	$25.32	(0.03)	2.74	2.71	—	—	—	$28.03	10.70%	2.00	%(4)	(1.48	)%(4)	75	%(5)	$28
R Class
2012	$28.04	(0.08)	3.02	2.94	—	(0.71)	(0.71)	$30.27	10.86%	1.50%		(0.46)%		55%		$864
2011(3)	$25.32	(0.02)	2.74	2.72	—	—	—	$28.04	10.74%	1.50	%(4)	(0.98	)%(4)	75	%(5)	$28

24

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	September 30, 2011 (commencement of sale) through October 31, 2011.

(4)	Annualized.

(5)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2011.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of All Cap Growth Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”) as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of All Cap Growth Fund of American Century Mutual Funds, Inc., as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 19, 2012

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services)(2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Approval of Management Agreement

At a meeting held on June 21, 2012, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

30

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The

31

Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

32

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

33

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $23,599,109, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended October 31, 2012.

The fund hereby designates $680,226, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended October 31, 2011. The fund utilized earnings and profits of $680,226 distributed to shareholders on redemption of shares as part of the dividends paid deduction.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-76897   1212

ANNUAL REPORT          OCTOBER 31, 2012

Balanced Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	29
Statement of Operations	30
Statement of Changes in Net Assets	31
Notes to Financial Statements	32
Financial Highlights	38
Report of Independent Registered Public Accounting Firm	39
Management	40
Approval of Management Agreement	43
Additional Information	48

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2012. Our report offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated insights, we encourage you to visit our website, americancentury.com.

Favorable Fiscal-Year Returns for Most U.S. Stock and Bond Benchmarks

In a period fraught with concerns about factors such as the global economic recovery, European financial system stability, and the U.S. political picture, the 12-month returns for U.S. investors were generally favorable.

Both U.S. stocks and bonds rallied for much of the period, with U.S. equities generally outperforming their non-U.S. counterparts. The S&P 500 Index advanced 15.21%, compared with 4.61% for the MSCI EAFE (Europe, Australasia, Far East) Index. The Barclays U.S. Aggregate Bond Index returned 5.25%, and the 10-year U.S. Treasury note returned 7.47%, according to Barclays.

As it turned out, the overseas setbacks and the coordinated monetary policy response provided by prominent central banks around the world ultimately proved beneficial to the U.S. capital markets. Both U.S. stocks and bonds generally benefited from global investors’ trust in the U.S. financial system and from declining interest rates, helped by central bank purchases of government securities. The 10-year U.S. Treasury yield fell to a record low during the period, finishing at 1.69%.

The U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the outlook for 2013 remains guarded, as the fragile recovery remains vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board has once again completed its annual review of the advisory contract between the American Century Investments mutual funds overseen by the board and the funds’ advisor, American Century Investment Management, Inc. This process, often referred to as the 15(c) review, involves the independent directors considering all of the material monitored throughout the year and evaluating a wide range of factors to determine whether the management fee paid by each fund to the advisor is reasonable.

The independent directors’ rationale for this decision is provided in detail in this, or in a previous, report. However, there are several highlights that should be of interest to all shareholders.

•	Fund performance and client service continue to be rated among the industry’s best.

•	Target date and other asset allocation products continue to successfully gather assets and industry acclaim.

•	Compliance programs continue to function successfully with no issues impacting shareholder interests.

•	Fees were found to be within an acceptable competitive range, with minor fee waivers being negotiated on five funds.

Knowing that most shareholders are long term investors, the board was particularly pleased with our succession planning review. Talented professionals are being added within portfolio management and experienced managers have been added to the senior management team.

Overall it was a very positive review for the American Century Investments mutual funds during a challenging market environment.

Best personal regards,
Don Pratt

Market Perspective

By Scott Wittman, Chief Investment Officer, Quantitative Equity and Asset Allocation

U.S. Stocks Posted Double-Digit Gains

The U.S. stock market rose sharply during the 12 months ended October 31, 2012. Virtually all of the gains occurred in the first half of the period as the market rallied steadily throughout the fourth quarter of 2011 and first quarter of 2012. The market’s advance was driven by signs of improving U.S. economic activity—especially in the job market, where steady growth pushed the unemployment rate down to its lowest level in more than three years—and better news out of Europe regarding its ongoing sovereign debt crisis.

Over the last six months of the reporting period, the stock market experienced wide swings in investor sentiment but was little changed overall. Evidence of an economic slowdown in the U.S. and adverse developments in Europe weighed on the market, as did uncertainty regarding the outcome of the U.S. presidential election and the “fiscal cliff” (the simultaneous tax increases and spending cuts due to occur at the end of 2012). On the positive side, accommodative actions taken by central banks around the world late in the period helped restore investor confidence.

Overall, the broad U.S. equity indices (such as the S&P 500 Index and the Russell 3000 Index) gained approximately 15% for the 12-month period. Large-cap stocks led the market’s advance, while value shares outperformed growth issues across all market capitalizations.

Bonds Also Advanced

The U.S. bond market also gained ground during the reporting period. Better economic growth and improving conditions in Europe during the first half of the period provided a boost to the credit-related sectors of the bond market. In particular, corporate bonds (both investment-grade and high-yield) and commercial mortgage-backed securities outperformed throughout the fourth quarter of 2011 and first quarter of 2012.

As economic, financial, and political uncertainty took hold in the latter half of the period, Treasury bonds benefited from a flight to quality, sending their yields down to historically low levels. However, corporate bonds and commercial mortgage-backed securities also fared well during this period as investors continued to seek out higher-yielding investments in a low interest rate environment.

U.S. Market Returns
For the 12 months ended October 31, 2012
U.S. Stock Indices		Barclays U.S. Bond Market Indices
Russell 1000 Index (large-cap)	14.97%	Corporate (investment-grade)	10.21%
Russell Midcap Index	12.15%	Aggregate (multi-sector)	5.25%
Russell 2000 Index (small-cap)	12.08%	Treasury	3.66%
		MBS (mortgage-backed securities)	3.54%

Performance

Total Returns as of October 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWBIX	11.12%	3.42%	6.75%	7.86%	10/20/88
Blended index(1)	—	11.29%	3.19%	6.60%	8.80%(2)	—
S&P 500 Index	—	15.21%	0.36%	6.91%	9.37%(2)	—
Barclays U.S. Aggregate Bond Index	—	5.25%	6.38%	5.39%	7.16%(2)	—
Institutional Class	ABINX	11.34%	3.62%	6.96%	4.00%	5/1/00

(1)
The blended index combines monthly returns of two widely known indices in proportion to the asset mix of the fund. The S&P 500 Index represents 60% of the index and the remaining 40% is represented by the Barclays U.S. Aggregate Bond Index.

(2)	Since 10/31/88, the date nearest the Investor Class’s inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class
0.90%	0.70%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. As interest rates rise, bond values will decline.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

Equity Portfolio Managers: Bill Martin and Claudia Musat
Fixed-Income Portfolio Managers: Dave MacEwen, Bob Gahagan, and Brian Howell

Performance Summary

Balanced returned 11.12%* for the fiscal year ended October 31, 2012. By comparison, the fund’s benchmark (a blended index consisting of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index) returned 11.29%.

The 12-month returns for both the fund and its benchmark reflected double-digit gains in the U.S. equity market and positive performance for the U.S. bond market. Within the Balanced fund, both the equity and fixed-income portions performed in line with their respective components of the benchmark.

Stock Component Posted Strong Gain

The stock portion of the Balanced fund posted a strong return for the 12-month period that nearly matched the 15.21% return of the S&P 500 Index. Stock selection in the materials and energy sectors added value versus the index, while stock choices in the consumer staples and industrials sectors detracted from relative results.

The outperformance of the equity component’s holdings in the materials sector was driven primarily by stock selection among chemicals companies, while oil and gas producers and energy equipment and services providers contributed equally to the outperformance in the energy sector. The leading contributors in these sectors included specialty chemicals maker LyondellBasell Industries and oil and gas refiner Marathon Petroleum. Both companies benefited from higher profit margins—Lyondell from the usage of lower-cost natural gas in the company’s U.S. production facilities, and Marathon from lower oil prices and higher gasoline prices during the reporting period.

Other top contributors in the stock component included disk drive maker Seagate Technology, home improvement retailer Home Depot, and beverage maker Constellation Brands. Seagate avoided direct damage to its Thailand factories from severe flooding in late 2011, which allowed the company to outpace earnings expectations and recapture market share. Signs of a recovery in the housing market provided a lift to Home Depot, while Constellation Brands delivered better-than-expected profits and benefited from a favorable deal to sell its beer business.

On the downside, stock selection in the consumer staples and industrials sectors detracted the most from performance relative to the S&P 500. Food products makers had the most significant negative impact on performance in the consumer staples sector, while construction firms and machinery manufacturers weighed on results in the industrials sector. The most noteworthy detractors in these two sectors included meat producer Tyson Foods and engine maker Cummins. Tyson was hurt by drought conditions over the summer that led to sharply higher corn feed prices, while Cummins faced a slowdown in demand for heavy-duty truck engines in North America.

*All fund returns referenced in this commentary are for Investor Class shares.

Other meaningful detractors in the equity component included semiconductor manufacturer Advanced Micro Devices, for-profit education firm ITT Educational Services, and payday lender Cash America International. Advanced Micro Devices fell amid a broad slowdown in global PC sales; ITT faced weaker enrollment and more stringent federal regulations; and Cash America reported lower-than-expected profits and canceled a planned initial public offering of its online lending unit.

Fixed-Income Portion Advanced

The fixed-income component of the Balanced portfolio performed in line with the 5.25% return of the Barclays U.S. Aggregate Bond Index for the 12-month period.

Sector allocation added value during the period, particularly an underweight position in Treasury bonds and an overweight position in credit-oriented sectors of the bond market, including corporate bonds and mortgage-backed securities. Within the credit sectors, exposure to high-yield corporate bonds and commercial mortgage-backed securities boosted performance as these higher-yielding securities benefited from strong investor demand in a low interest rate environment.

During the last six months of the reporting period, we took some profits and lowered the risk profile of the fixed-income component by reducing its overweight positions in corporate bonds and commercial mortgage-backed securities. We shifted these assets into Treasury bonds and residential mortgage-backed securities. We also added a small position in Treasury inflation-protected securities, as the substantial amount of fiscal and monetary stimulus coursing through the economy is likely to lead to higher inflation down the road.

Early in the reporting period, we exited the fixed-income component’s small position in German government bonds in favor of a new position in government bonds issued by the U.K. (hedged to remove the effects of currency fluctuations). Given the mounting debt problems facing eurozone nations, we concluded that the risk/reward trade-off was better in the U.K.—which is not a part of the eurozone—than in Germany. This positioning had a modestly positive impact on performance during the period.

Outlook

As 2013 approaches, the most important factor that is likely to impact the stock and bond markets in the near term is uncertainty—about the U.S. economic outlook, the “fiscal cliff,” the sovereign debt situation in Europe, and the pace of growth in emerging economies. Consequently, we expect to see continued financial market volatility in the coming year. We believe that our disciplined investment approach, for both the equity and fixed-income components of the portfolio, is particularly beneficial during periods of volatility as we adhere to our process regardless of the market environment, allowing us to take advantage of opportunities presented by market inefficiencies.

Fund Characteristics

OCTOBER 31, 2012
Top Ten Stock Holdings	% of net assets
Apple, Inc.	2.5%
Exxon Mobil Corp.	1.9%
International Business Machines Corp.	1.3%
Chevron Corp.	1.3%
Pfizer, Inc.	1.3%
AT&T, Inc.	1.3%
Microsoft Corp.	1.3%
Oracle Corp.	1.0%
Comcast Corp., Class A	1.0%
Johnson & Johnson	0.9%

Top Five Stock Industries	% of net assets
Oil, Gas and Consumable Fuels	5.7%
Pharmaceuticals	4.8%
Computers and Peripherals	4.0%
Insurance	3.8%
Software	3.6%

Types of Investments in Portfolio	% of net assets
Common Stocks	58.9%
U.S. Government Agency Mortgage-Backed Securities	12.2%
U.S. Treasury Securities	11.7%
Corporate Bonds	10.4%
Commercial Mortgage-Backed Securities	1.8%
Collateralized Mortgage Obligations	1.1%
Sovereign Governments and Agencies	0.7%
Municipal Securities	0.6%
U.S. Government Agency Securities	0.5%
Temporary Cash Investments	1.9%
Other Assets and Liabilities	0.2%

Key Fixed-Income Portfolio Statistics
Weighted Average Life	6.9 years
Average Duration (effective)	5.0 years

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2012 to October 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Expenses Paid During Period(1) 5/1/12 – 10/31/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,021.40	$4.57	0.90%
Institutional Class	$1,000	$1,022.50	$3.56	0.70%
Hypothetical
Investor Class	$1,000	$1,020.61	$4.57	0.90%
Institutional Class	$1,000	$1,021.62	$3.56	0.70%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

Schedule of Investments

OCTOBER 31, 2012

	Shares/ Principal Amount	Value
Common Stocks — 58.9%
AEROSPACE AND DEFENSE — 2.8%
Boeing Co. (The)	61,057	$4,300,855
L-3 Communications Holdings, Inc.	16,803	1,240,061
Northrop Grumman Corp.	49,552	3,403,727
Raytheon Co.	34,697	1,962,462
Textron, Inc.	88,167	2,222,690
United Technologies Corp.	60,085	4,696,244
		17,826,039
AIR FREIGHT AND LOGISTICS — 0.9%
FedEx Corp.	14,740	1,355,933
United Parcel Service, Inc., Class B	54,961	4,025,893
		5,381,826
AIRLINES†
Alaska Air Group, Inc.(1)	1,115	42,637
Spirit Airlines, Inc.(1)	15,487	271,797
		314,434
BEVERAGES — 0.3%
Coca-Cola Co. (The)	37,626	1,398,935
Monster Beverage Corp.(1)	5,452	243,541
PepsiCo, Inc.	2,917	201,973
		1,844,449
BIOTECHNOLOGY — 0.8%
Amgen, Inc.	41,142	3,560,634
United Therapeutics Corp.(1)	35,897	1,639,416
		5,200,050
CAPITAL MARKETS — 0.1%
Morgan Stanley	26,106	453,722
SEI Investments Co.	7,835	171,430
		625,152
CHEMICALS — 2.8%
Agrium, Inc.	17,099	1,804,629
CF Industries Holdings, Inc.	15,990	3,280,988
Huntsman Corp.	72,582	1,091,633
LyondellBasell Industries NV, Class A	62,939	3,360,313
Methanex Corp.	2,663	79,890
Monsanto Co.	46,693	4,018,867
NewMarket Corp.	4,053	1,099,619
PPG Industries, Inc.	15,364	1,798,817
Valspar Corp.	22,448	1,257,762
		17,792,518
COMMERCIAL BANKS — 1.1%
Bank of Montreal	46,656	2,758,303
BB&T Corp.	67,583	1,956,528
Wells Fargo & Co.	61,656	2,077,190
		6,792,021
COMMERCIAL SERVICES AND SUPPLIES†
Mine Safety Appliances Co.	2,340	90,324
COMMUNICATIONS EQUIPMENT — 1.0%
Brocade Communications Systems, Inc.(1)	102,891	545,322
Cisco Systems, Inc.	306,655	5,256,067
QUALCOMM, Inc.	9,505	556,755
		6,358,144
COMPUTERS AND PERIPHERALS — 4.0%
Apple, Inc.	26,870	15,990,337
EMC Corp.(1)	171,816	4,195,747
Seagate Technology plc	89,193	2,436,753
Western Digital Corp.	67,423	2,307,889
		24,930,726
CONSTRUCTION AND ENGINEERING — 0.3%
Chicago Bridge & Iron Co. NV New York Shares	52,799	1,982,602
CONSUMER FINANCE — 1.0%
American Express Co.	69,644	3,897,975
Cash America International, Inc.	54,449	2,128,411
		6,026,386
DIVERSIFIED CONSUMER SERVICES — 0.1%
Coinstar, Inc.(1)	18,662	875,994
DIVERSIFIED FINANCIAL SERVICES — 1.4%
Bank of America Corp.	97,446	908,197
Interactive Brokers Group, Inc., Class A	6,150	87,637
JPMorgan Chase & Co.	115,564	4,816,708
NYSE Euronext	120,641	2,987,071
		8,799,613
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.1%
AT&T, Inc.	231,190	7,996,862
Verizon Communications, Inc.	120,921	5,397,913
		13,394,775
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.2%
Tech Data Corp.(1)	23,320	1,033,309
ENERGY EQUIPMENT AND SERVICES — 0.3%
Helix Energy Solutions Group, Inc.(1)	96,379	1,666,393

	Shares/ Principal Amount	Value
FOOD AND STAPLES RETAILING — 1.5%
Costco Wholesale Corp.	17,170	$1,690,043
CVS Caremark Corp.	99,699	4,626,033
Kroger Co. (The)	95,535	2,409,393
Wal-Mart Stores, Inc.	13,483	1,011,495
		9,736,964
FOOD PRODUCTS — 1.2%
Archer-Daniels-Midland Co.	41,857	1,123,442
Campbell Soup Co.	87,197	3,075,438
Dean Foods Co.(1)	10,525	177,241
Smithfield Foods, Inc.(1)	140,751	2,881,173
		7,257,294
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.2%
Medtronic, Inc.	96,257	4,002,366
St. Jude Medical, Inc.	83,990	3,213,457
Stryker Corp.	3,768	198,197
		7,414,020
HEALTH CARE PROVIDERS AND SERVICES — 1.2%
Humana, Inc.	8,231	611,316
McKesson Corp.	38,611	3,602,793
UnitedHealth Group, Inc.	56,104	3,141,824
		7,355,933
HOTELS, RESTAURANTS AND LEISURE — 0.1%
Bally Technologies, Inc.(1)	15,136	755,589
HOUSEHOLD DURABLES — 0.7%
Garmin Ltd.	71,170	2,703,748
Harman International Industries, Inc.	13,908	583,162
Newell Rubbermaid, Inc.	58,971	1,217,162
		4,504,072
HOUSEHOLD PRODUCTS — 1.2%
Energizer Holdings, Inc.	28,003	2,043,379
Kimberly-Clark Corp.	33,594	2,803,419
Procter & Gamble Co. (The)	35,849	2,482,185
		7,328,983
INDUSTRIAL CONGLOMERATES — 1.1%
Danaher Corp.	66,003	3,414,335
General Electric Co.	162,340	3,418,881
		6,833,216
INSURANCE — 3.8%
Aflac, Inc.	75,643	3,765,509
Allied World Assurance Co. Holdings AG	26,743	2,147,463
Allstate Corp. (The)	83,508	3,338,650
Assurant, Inc.	27,698	1,047,261
Axis Capital Holdings Ltd.	29,943	1,084,536
Berkshire Hathaway, Inc., Class B(1)	15,772	1,361,912
Everest Re Group Ltd.	11,545	1,282,072
Genworth Financial, Inc., Class A(1)	62,428	372,071
Loews Corp.	36,156	1,528,676
MetLife, Inc.	103,606	3,676,977
Prudential Financial, Inc.	64,387	3,673,278
Validus Holdings Ltd.	23,504	841,443
		24,119,848
INTERNET AND CATALOG RETAIL†
Expedia, Inc.	2,804	165,857
INTERNET SOFTWARE AND SERVICES — 0.4%
Google, Inc., Class A(1)	4,095	2,783,658
IT SERVICES — 1.7%
Accenture plc, Class A	27,393	1,846,562
International Business Machines Corp.	43,650	8,491,235
Teradata Corp.(1)	3,626	247,692
		10,585,489
LIFE SCIENCES TOOLS AND SERVICES — 0.5%
Agilent Technologies, Inc.	63,647	2,290,656
Life Technologies Corp.(1)	22,561	1,103,458
		3,394,114
MACHINERY — 1.2%
Actuant Corp., Class A	10,565	298,356
Ingersoll-Rand plc	40,912	1,924,091
Parker-Hannifin Corp.	38,359	3,017,319
Sauer-Danfoss, Inc.	50,169	2,009,770
		7,249,536
MEDIA — 1.7%
Comcast Corp., Class A	159,405	5,979,282
DISH Network Corp., Class A	52,922	1,885,611
Regal Entertainment Group Class A	124,459	1,911,690
Scholastic Corp.	3,812	125,758
Thomson Reuters Corp.	25,393	717,606
		10,619,947
METALS AND MINING — 0.4%
Coeur d’Alene Mines Corp.(1)	81,071	2,505,905
MULTI-UTILITIES — 0.8%
Ameren Corp.	65,605	2,157,093
Public Service Enterprise Group, Inc.	87,079	2,790,011
		4,947,104
MULTILINE RETAIL — 0.5%
Dillard’s, Inc., Class A	24,727	1,903,979
Macy’s, Inc.	36,555	1,391,649
		3,295,628

Shares/ Principal Amount	Value
OIL, GAS AND CONSUMABLE FUELS — 5.7%
Chevron Corp.	76,442	$8,424,673
Energy XXI Bermuda Ltd.	54,279	1,796,635
Exxon Mobil Corp.	133,203	12,144,117
Marathon Petroleum Corp.	67,313	3,697,503
Phillips 66	17,291	815,444
Suncor Energy, Inc.	81,668	2,745,678
Tesoro Corp.	49,028	1,848,846
Valero Energy Corp.	109,912	3,198,439
Western Refining, Inc.	47,202	1,173,914
		35,845,249
PAPER AND FOREST PRODUCTS†
Buckeye Technologies, Inc.	6,001	157,226
PERSONAL PRODUCTS — 0.4%
Nu Skin Enterprises, Inc., Class A	48,127	2,277,851
PHARMACEUTICALS — 4.8%
Abbott Laboratories	82,412	5,399,634
Bristol-Myers Squibb Co.	24,658	819,879
Eli Lilly & Co.	94,411	4,591,207
Johnson & Johnson	80,662	5,712,483
Merck & Co., Inc.	122,645	5,596,291
Pfizer, Inc.	328,647	8,173,451
		30,292,945
PROFESSIONAL SERVICES — 0.2%
Dun & Bradstreet Corp.	5,730	464,359
Equifax, Inc.	17,901	895,766
		1,360,125
ROAD AND RAIL — 0.6%
Union Pacific Corp.	31,738	3,904,726
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.0%
Applied Materials, Inc.	283,854	3,008,853
Broadcom Corp., Class A	96,071	3,029,599
Intel Corp.	86,578	1,872,249
KLA-Tencor Corp.	50,198	2,335,211
Texas Instruments, Inc.	72,302	2,030,963
		12,276,875
SOFTWARE — 3.6%
Activision Blizzard, Inc.	28,356	308,797
Adobe Systems, Inc.(1)	90,137	3,064,658
CA, Inc.	86,352	1,944,647
Intuit, Inc.	1,019	60,549
Microsoft Corp.	275,931	7,873,691
Oracle Corp.	199,857	6,205,560
Symantec Corp.(1)	161,605	2,939,595
		22,397,497
SPECIALTY RETAIL — 2.8%
Advance Auto Parts, Inc.	24,481	1,736,682
Buckle, Inc. (The)	16,893	763,057
Foot Locker, Inc.	30,804	1,031,934
GameStop Corp., Class A	14,556	332,313
Home Depot, Inc. (The)	92,015	5,647,881
O’Reilly Automotive, Inc.(1)	21,991	1,884,189
PetSmart, Inc.	38,966	2,586,953
TJX Cos., Inc. (The)	85,129	3,543,920
		17,526,929
TOBACCO — 0.4%
Philip Morris International, Inc.	17,287	1,530,937
Universal Corp.	19,876	985,054
		2,515,991
TOTAL COMMON STOCKS (Cost $306,430,867)		370,343,326
U.S. Government Agency Mortgage-Backed Securities(2) — 12.2%
FIXED-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 11.5%
FHLMC, 4.50%, 1/1/19	$558,995	599,193
FHLMC, 6.50%, 1/1/28	48,302	56,580
FHLMC, 5.50%, 12/1/33	482,958	539,754
FHLMC, 5.00%, 7/1/35	4,755,409	5,170,852
FHLMC, 5.50%, 1/1/38	876,300	955,255
FHLMC, 6.00%, 8/1/38	155,540	171,761
FHLMC, 4.00%, 4/1/41	1,347,836	1,492,790
FHLMC, 6.50%, 7/1/47	22,969	25,764
FNMA, 6.50%, 5/1/13	421	429
FNMA, 6.50%, 5/1/13	281	286
FNMA, 6.50%, 6/1/13	1,769	1,797
FNMA, 6.50%, 6/1/13	1,071	1,088
FNMA, 6.50%, 6/1/13	1,129	1,147
FNMA, 6.00%, 1/1/14	8,182	8,432
FNMA, 6.00%, 4/1/14	33,772	34,253
FNMA, 4.50%, 5/1/19	182,850	197,527
FNMA, 4.50%, 5/1/19	482,384	521,106
FNMA, 5.00%, 9/1/20	1,063,258	1,159,239
FNMA, 6.50%, 1/1/28	22,712	26,586
FNMA, 6.50%, 1/1/29	64,561	75,840
FNMA, 7.50%, 7/1/29	116,711	142,666
FNMA, 7.50%, 9/1/30	33,643	41,078
FNMA, 5.00%, 7/1/31	1,867,051	2,040,285
FNMA, 6.50%, 9/1/31	41,112	48,501
FNMA, 7.00%, 9/1/31	14,872	17,771
FNMA, 6.50%, 1/1/32	102,141	120,694

Shares/ Principal Amount	Value
FNMA, 6.50%, 8/1/32	$77,056	$87,969
FNMA, 5.50%, 6/1/33	308,943	344,280
FNMA, 5.50%, 7/1/33	506,503	562,111
FNMA, 5.50%, 8/1/33	733,140	813,630
FNMA, 5.50%, 9/1/33	478,000	544,371
FNMA, 5.00%, 11/1/33	1,582,483	1,738,462
FNMA, 4.50%, 9/1/35	1,208,998	1,306,407
FNMA, 5.00%, 2/1/36	1,661,835	1,820,008
FNMA, 5.50%, 4/1/36	666,722	735,337
FNMA, 5.50%, 5/1/36	1,326,240	1,462,728
FNMA, 5.50%, 2/1/37	400,139	439,318
FNMA, 6.00%, 7/1/37	3,108,099	3,483,449
FNMA, 6.50%, 8/1/37	302,799	339,639
FNMA, 4.50%, 9/1/40	6,009,863	6,614,274
FNMA, 4.00%, 1/1/41	2,111,583	2,342,634
FNMA, 4.50%, 1/1/41	1,801,910	1,980,313
FNMA, 4.50%, 2/1/41	1,518,540	1,643,736
FNMA, 4.00%, 5/1/41	3,464,383	3,715,710
FNMA, 4.50%, 7/1/41	1,082,388	1,191,243
FNMA, 4.50%, 9/1/41	1,339,794	1,473,281
FNMA, 4.00%, 12/1/41	2,337,197	2,565,181
FNMA, 4.00%, 1/1/42	1,570,333	1,707,318
FNMA, 4.00%, 1/1/42	2,228,541	2,390,909
FNMA, 3.50%, 5/1/42	3,429,621	3,679,214
FNMA, 3.50%, 6/1/42	994,354	1,068,739
FNMA, 6.50%, 6/1/47	57,345	63,981
FNMA, 6.50%, 8/1/47	104,706	116,823
FNMA, 6.50%, 8/1/47	108,479	121,033
FNMA, 6.50%, 9/1/47	244,746	273,069
FNMA, 6.50%, 9/1/47	8,329	9,292
FNMA, 6.50%, 9/1/47	97,707	109,014
FNMA, 6.50%, 9/1/47	67,491	75,301
FNMA, 6.50%, 9/1/47	67,657	75,486
GNMA, 7.00%, 4/20/26	97,932	116,171
GNMA, 7.50%, 8/15/26	56,886	68,286
GNMA, 7.00%, 2/15/28	15,172	18,156
GNMA, 7.50%, 2/15/28	18,980	19,587
GNMA, 7.00%, 12/15/28	35,456	42,432
GNMA, 7.00%, 5/15/31	111,779	134,511
GNMA, 5.50%, 11/15/32	496,603	552,740
GNMA, 4.00%, 1/20/41	2,659,887	2,920,321
GNMA, 4.50%, 5/20/41	1,768,794	1,954,970
GNMA, 4.50%, 6/15/41	1,156,522	1,274,562
GNMA, 4.00%, 12/15/41	2,950,941	3,236,381
GNMA, 3.50%, 6/20/42	2,464,817	2,681,061
GNMA, 3.50%, 7/20/42	1,189,871	1,294,261
		72,658,373
ADJUSTABLE-RATE U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES — 0.7%
FHLMC, VRN, 2.59%, 11/15/12	218,143	228,413
FHLMC, VRN, 2.90%, 11/15/12	233,866	246,850
FHLMC, VRN, 3.26%, 11/15/12	266,037	279,836
FHLMC, VRN, 4.04%, 11/15/12	539,904	575,793
FHLMC, VRN, 6.16%, 11/15/12	411,017	446,861
FNMA, VRN, 2.73%, 11/25/12	537,119	564,356
FNMA, VRN, 3.35%, 11/25/12	316,716	335,028
FNMA, VRN, 3.37%, 11/25/12	316,110	335,303
FNMA, VRN, 3.90%, 11/25/12	548,705	584,357
FNMA, VRN, 3.91%, 11/25/12	468,313	498,374
FNMA, VRN, 3.96%, 11/25/12	177,704	188,528
		4,283,699
TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (Cost $72,675,902)		76,942,072
U.S. Treasury Securities — 11.7%
U.S. Treasury Bonds, 5.50%, 8/15/28	420,000	598,172
U.S. Treasury Bonds, 5.25%, 2/15/29	489,000	682,079
U.S. Treasury Bonds, 5.375%, 2/15/31	2,900,000	4,171,015
U.S. Treasury Bonds, 4.375%, 11/15/39	2,000,000	2,626,250
U.S. Treasury Bonds, 4.375%, 5/15/41	1,850,000	2,434,774
U.S. Treasury Bonds, 3.75%, 8/15/41	400,000	474,938
U.S. Treasury Bonds, 3.125%, 11/15/41	1,500,000	1,586,484
U.S. Treasury Bonds, 2.75%, 8/15/42	1,080,000	1,054,518
U.S. Treasury Inflation Indexed Notes, 1.25%, 4/15/14	2,286,018	2,364,600
U.S. Treasury Inflation Indexed Notes, 1.625%, 1/15/15	3,498,908	3,726,610

Shares/ Principal Amount	Value
U.S. Treasury Inflation Indexed Notes, 1.875%, 7/15/15	$5,566,727	$6,085,128
U.S. Treasury Notes, 0.75%, 9/15/13	2,850,000	2,864,028
U.S. Treasury Notes, 0.75%, 12/15/13	1,500,000	1,508,965
U.S. Treasury Notes, 1.25%, 2/15/14	2,500,000	2,532,715
U.S. Treasury Notes, 1.25%, 3/15/14	1,000,000	1,013,867
U.S. Treasury Notes, 0.50%, 8/15/14	3,000,000	3,012,072
U.S. Treasury Notes, 0.50%, 10/15/14	2,000,000	2,008,282
U.S. Treasury Notes, 1.375%, 11/30/15	1,750,000	1,801,954
U.S. Treasury Notes, 2.125%, 12/31/15	4,650,000	4,897,757
U.S. Treasury Notes, 0.50%, 7/31/17	500,000	495,703
U.S. Treasury Notes, 0.75%, 10/31/17	2,500,000	2,503,515
U.S. Treasury Notes, 1.875%, 10/31/17	7,300,000	7,710,055
U.S. Treasury Notes, 2.75%, 2/28/18	2,400,000	2,645,626
U.S. Treasury Notes, 2.625%, 4/30/18	875,000	959,355
U.S. Treasury Notes, 1.375%, 11/30/18	200,000	204,969
U.S. Treasury Notes, 1.00%, 9/30/19	1,900,000	1,884,118
U.S. Treasury Notes, 2.625%, 8/15/20	1,871,000	2,054,884
U.S. Treasury Notes, 3.125%, 5/15/21	3,300,000	3,748,338
U.S. Treasury Notes, 2.125%, 8/15/21	2,600,000	2,733,656
U.S. Treasury Notes, 2.00%, 2/15/22	2,550,000	2,638,255
U.S. Treasury Notes, 1.625%, 8/15/22	800,000	794,875
TOTAL U.S. TREASURY SECURITIES (Cost $71,322,067)		73,817,557
Corporate Bonds — 10.4%
AEROSPACE AND DEFENSE — 0.1%
L-3 Communications Corp., 4.75%, 7/15/20	90,000	100,269
Lockheed Martin Corp., 4.25%, 11/15/19	250,000	284,895
Raytheon Co., 4.40%, 2/15/20	110,000	128,013
United Technologies Corp., 5.70%, 4/15/40	120,000	160,717
United Technologies Corp., 4.50%, 6/1/42	90,000	103,640
		777,534
AUTOMOBILES — 0.2%
American Honda Finance Corp., 2.375%, 3/18/13(3)	170,000	171,219
American Honda Finance Corp., 2.50%, 9/21/15(3)	220,000	227,951
American Honda Finance Corp., 1.50%, 9/11/17(3)	70,000	70,560
Daimler Finance North America LLC, 1.30%, 7/31/15(3)	200,000	201,573
Daimler Finance North America LLC, 2.625%, 9/15/16(3)	210,000	219,239
Ford Motor Credit Co. LLC, 5.875%, 8/2/21	240,000	276,587
Nissan Motor Acceptance Corp., 3.25%, 1/30/13(3)	50,000	50,310
		1,217,439
BEVERAGES — 0.4%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/19	510,000	692,347
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 7/15/42	140,000	144,403
Coca-Cola Co. (The), 1.80%, 9/1/16	180,000	186,769
Dr Pepper Snapple Group, Inc., 2.90%, 1/15/16	60,000	63,382
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	60,000	62,460
PepsiCo, Inc., 4.875%, 11/1/40	50,000	60,913
PepsiCo, Inc., 3.60%, 8/13/42	90,000	91,202
Pernod-Ricard SA, 2.95%, 1/15/17(3)	180,000	189,966
SABMiller Holdings, Inc., 2.45%, 1/15/17(3)	330,000	346,144
SABMiller Holdings, Inc., 3.75%, 1/15/22(3)	200,000	220,192
United Technologies Corp., 6.05%, 6/1/36	250,000	336,735
		2,394,513

Shares/ Principal Amount	Value
BIOTECHNOLOGY — 0.1%
Amgen, Inc., 2.125%, 5/15/17	$250,000	$260,172
Amgen, Inc., 3.625%, 5/15/22	20,000	21,521
Amgen, Inc., 6.40%, 2/1/39	50,000	65,216
Celgene Corp., 3.25%, 8/15/22	110,000	113,510
Gilead Sciences, Inc., 4.40%, 12/1/21	140,000	161,988
		622,407
CAPITAL MARKETS — 0.1%
Bear Stearns Cos. LLC (The), 6.40%, 10/2/17	330,000	397,914
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.375%, 1/19/17	90,000	96,855
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.875%, 2/8/22	230,000	249,000
Jefferies Group, Inc., 5.125%, 4/13/18	110,000	113,575
		857,344
CHEMICALS — 0.2%
Ashland, Inc., 4.75%, 8/15/22(3)	100,000	102,500
CF Industries, Inc., 6.875%, 5/1/18	210,000	258,071
Dow Chemical Co. (The), 5.90%, 2/15/15	110,000	122,482
Dow Chemical Co. (The), 2.50%, 2/15/16	110,000	115,147
Eastman Chemical Co., 3.60%, 8/15/22	170,000	180,081
Ecolab, Inc., 4.35%, 12/8/21	270,000	307,026
		1,085,307
COMMERCIAL BANKS — 0.8%
Bank of America N.A., 5.30%, 3/15/17	870,000	977,342
Bank of Nova Scotia, 2.55%, 1/12/17	150,000	158,880
BB&T Corp., 5.70%, 4/30/14	60,000	64,493
BB&T Corp., 3.20%, 3/15/16	190,000	203,463
Capital One Financial Corp., 4.75%, 7/15/21	170,000	195,235
Fifth Third Bancorp, 6.25%, 5/1/13	170,000	174,763
HSBC Bank plc, 3.50%, 6/28/15(3)	140,000	149,090
JPMorgan Chase Bank N.A., 5.875%, 6/13/16	250,000	284,289
Kreditanstalt fuer Wiederaufbau, 4.125%, 10/15/14	240,000	257,124
Kreditanstalt fuer Wiederaufbau, 2.00%, 6/1/16	260,000	272,375
Royal Bank of Scotland plc (The), 4.375%, 3/16/16	380,000	413,755
SunTrust Bank, 7.25%, 3/15/18	110,000	134,580
SunTrust Banks, Inc., 3.60%, 4/15/16	50,000	53,635
Toronto-Dominion Bank (The), 2.375%, 10/19/16	210,000	220,928
U.S. Bancorp., 3.44%, 2/1/16	120,000	126,143
U.S. Bancorp., MTN, 3.00%, 3/15/22	110,000	116,749
U.S. Bancorp., MTN, 2.95%, 7/15/22	60,000	61,966
Wachovia Bank N.A., 4.80%, 11/1/14	251,000	269,684
Wells Fargo & Co., 3.68%, 3/15/13	140,000	152,064
Wells Fargo & Co., 2.10%, 5/8/17	230,000	237,020
Wells Fargo & Co., 5.625%, 12/11/17	20,000	23,961
Wells Fargo & Co., 4.60%, 4/1/21	110,000	126,755
Wells Fargo & Co., MTN, 3.50%, 3/8/22	100,000	106,880
		4,781,174
COMMERCIAL SERVICES AND SUPPLIES — 0.1%
Corrections Corp. of America, 7.75%, 6/1/17	90,000	96,637
Republic Services, Inc., 3.80%, 5/15/18	70,000	77,533
Republic Services, Inc., 5.50%, 9/15/19	110,000	130,509
Republic Services, Inc., 3.55%, 6/1/22	100,000	106,059
Waste Management, Inc., 6.125%, 11/30/39	120,000	154,209
		564,947
COMMUNICATIONS EQUIPMENT†
Cisco Systems, Inc., 5.90%, 2/15/39	130,000	175,727
COMPUTERS AND PERIPHERALS†
Hewlett-Packard Co., 2.60%, 9/15/17	320,000	311,850

Shares/ Principal Amount	Value
CONSTRUCTION MATERIALS†
Owens Corning, 4.20%, 12/15/22	$120,000	$121,415
CONSUMER FINANCE — 0.2%
American Express Centurion Bank, 6.00%, 9/13/17	250,000	304,466
American Express Credit Corp., 2.80%, 9/19/16	60,000	63,929
American Express Credit Corp., MTN, 2.75%, 9/15/15	200,000	210,962
American Express Credit Corp., MTN, 2.375%, 3/24/17	100,000	105,229
PNC Bank N.A., 6.00%, 12/7/17	290,000	352,134
SLM Corp., 6.25%, 1/25/16	80,000	86,804
SLM Corp., MTN, 5.00%, 10/1/13	180,000	186,750
		1,310,274
CONTAINERS AND PACKAGING†
Ball Corp., 7.125%, 9/1/16	130,000	140,400
Ball Corp., 6.75%, 9/15/20	120,000	132,300
		272,700
DIVERSIFIED CONSUMER SERVICES†
Catholic Health Initiatives, 1.60%, 11/1/17	45,000	45,226
Catholic Health Initiatives, 2.95%, 11/1/22	85,000	86,439
		131,665
DIVERSIFIED FINANCIAL SERVICES — 1.5%
Bank of America Corp., 4.50%, 4/1/15	260,000	278,626
Bank of America Corp., 3.75%, 7/12/16	100,000	107,222
Bank of America Corp., 6.50%, 8/1/16	480,000	558,573
Bank of America Corp., 5.75%, 12/1/17	320,000	370,918
Citigroup, Inc., 6.01%, 1/15/15	520,000	572,721
Citigroup, Inc., 4.75%, 5/19/15	70,000	75,905
Citigroup, Inc., 4.45%, 1/10/17	100,000	110,543
Citigroup, Inc., 6.125%, 5/15/18	660,000	789,237
Citigroup, Inc., 4.50%, 1/14/22	120,000	132,605
Deutsche Bank AG (London), 3.875%, 8/18/14	190,000	200,618
General Electric Capital Corp., 3.75%, 11/14/14	200,000	211,744
General Electric Capital Corp., 2.25%, 11/9/15	200,000	207,168
General Electric Capital Corp., 5.625%, 9/15/17	450,000	534,167
General Electric Capital Corp., 4.375%, 9/16/20	320,000	358,389
General Electric Capital Corp., 5.30%, 2/11/21	80,000	93,169
General Electric Capital Corp., MTN, 2.30%, 4/27/17	420,000	434,147
General Electric Capital Corp., MTN, 6.00%, 8/7/19	350,000	429,037
Goldman Sachs Group, Inc. (The), 3.30%, 5/3/15	40,000	41,798
Goldman Sachs Group, Inc. (The), 3.625%, 2/7/16	465,000	492,480
Goldman Sachs Group, Inc. (The), 5.75%, 1/24/22	550,000	639,090
Goldman Sachs Group, Inc. (The), 6.25%, 2/1/41	100,000	118,843
HSBC Holdings plc, 5.10%, 4/5/21	120,000	141,620
HSBC Holdings plc, 6.80%, 6/1/38	80,000	102,062
JPMorgan Chase & Co., 6.00%, 1/15/18	840,000	1,000,436
JPMorgan Chase & Co., 4.25%, 10/15/20	70,000	77,273
JPMorgan Chase & Co., 4.625%, 5/10/21	60,000	67,744
Morgan Stanley, 6.625%, 4/1/18	410,000	477,215
Morgan Stanley, 5.625%, 9/23/19	150,000	166,696
Morgan Stanley, 5.50%, 7/28/21	80,000	88,995
Morgan Stanley, 4.875%, 11/1/22	50,000	50,598
UBS AG (Stamford Branch), 5.875%, 12/20/17	380,000	449,974
		9,379,613
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.4%
AT&T, Inc., 3.00%, 2/15/22	140,000	148,950
AT&T, Inc., 6.55%, 2/15/39	470,000	648,746
British Telecommunications plc, 5.95%, 1/15/18	270,000	324,426
CenturyLink, Inc., Series Q, 6.15%, 9/15/19	140,000	154,165
CenturyLink, Inc., Series T, 5.80%, 3/15/22	20,000	21,072
CenturyLink, Inc., Series P, 7.60%, 9/15/39	60,000	61,546

Shares/ Principal Amount	Value
Deutsche Telekom International Finance BV, 2.25%, 3/6/17(3)	$50,000	$51,252
Deutsche Telekom International Finance BV, 6.75%, 8/20/18	210,000	263,255
Telecom Italia Capital SA, 7.00%, 6/4/18	30,000	34,388
Telefonica Emisiones SAU, 5.88%, 7/15/19	160,000	168,400
Telefonica Emisiones SAU, 5.46%, 2/16/21	100,000	101,875
Verizon Communications, Inc., 8.75%, 11/1/18	100,000	139,642
Verizon Communications, Inc., 3.50%, 11/1/21	100,000	110,955
Verizon Communications, Inc., 7.35%, 4/1/39	160,000	246,654
Virgin Media Finance plc, 4.875%, 2/15/22	200,000	203,000
Windstream Corp., 7.875%, 11/1/17	60,000	67,125
		2,745,451
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.1%
Jabil Circuit, Inc., 7.75%, 7/15/16	200,000	232,000
Jabil Circuit, Inc., 5.625%, 12/15/20	80,000	85,400
Jabil Circuit, Inc., 4.70%, 9/15/22	50,000	50,250
		367,650
ENERGY EQUIPMENT AND SERVICES — 0.1%
Ensco plc, 3.25%, 3/15/16	120,000	128,083
Noble Holding International Ltd., 3.95%, 3/15/22	50,000	53,753
Transocean, Inc., 2.50%, 10/15/17	140,000	141,894
Transocean, Inc., 6.50%, 11/15/20	100,000	121,595
Transocean, Inc., 6.375%, 12/15/21	50,000	60,898
Weatherford International Ltd., 9.625%, 3/1/19	150,000	198,851
		705,074
FOOD AND STAPLES RETAILING — 0.3%
CVS Caremark Corp., 6.60%, 3/15/19	350,000	451,927
Kroger Co. (The), 6.40%, 8/15/17	200,000	243,170
Safeway, Inc., 4.75%, 12/1/21	70,000	73,292
Target Corp., 4.00%, 7/1/42	70,000	74,059
Wal-Mart Stores, Inc., 5.875%, 4/5/27	468,000	639,538
Wal-Mart Stores, Inc., 5.625%, 4/15/41	60,000	81,161
Walgreen Co., 1.80%, 9/15/17	90,000	91,265
		1,654,412
FOOD PRODUCTS — 0.2%
General Mills, Inc., 3.15%, 12/15/21	130,000	138,673
Kellogg Co., 4.45%, 5/30/16	200,000	225,042
Kraft Foods, Inc., 6.125%, 8/23/18(3)	81,000	100,467
Kraft Foods, Inc., 5.00%, 6/4/42(3)	110,000	128,614
Mead Johnson Nutrition Co., 3.50%, 11/1/14	120,000	125,869
Mondelez International, Inc., 6.125%, 2/1/18	29,000	35,783
Mondelez International, Inc., 6.50%, 2/9/40	140,000	197,557
		952,005
GAS UTILITIES — 0.5%
El Paso Corp., 7.25%, 6/1/18	150,000	173,875
El Paso Pipeline Partners Operating Co. LLC, 6.50%, 4/1/20	140,000	171,997
Enbridge Energy Partners LP, 6.50%, 4/15/18	130,000	158,689
Enbridge Energy Partners LP, 5.20%, 3/15/20	100,000	116,418
Energy Transfer Partners LP, 6.50%, 2/1/42	90,000	113,264
Enterprise Products Operating LLC, 3.70%, 6/1/15	150,000	160,227
Enterprise Products Operating LLC, 6.30%, 9/15/17	300,000	368,065
Enterprise Products Operating LLC, 5.95%, 2/1/41	125,000	155,505
Enterprise Products Operating LLC, 4.45%, 2/15/43	90,000	91,838
Kinder Morgan Energy Partners LP, 6.85%, 2/15/20	200,000	255,669
Kinder Morgan Energy Partners LP, 6.50%, 9/1/39	130,000	165,997
Magellan Midstream Partners LP, 6.55%, 7/15/19	150,000	187,513

Shares/ Principal Amount	Value
Plains All American Pipeline LP/PAA Finance Corp., 3.95%, 9/15/15	$60,000	$65,196
Plains All American Pipeline LP/PAA Finance Corp., 8.75%, 5/1/19	70,000	94,988
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 6/1/22	270,000	292,799
TransCanada PipeLines Ltd., 2.50%, 8/1/22	150,000	152,562
Williams Partners LP, 4.125%, 11/15/20	200,000	220,855
Williams Partners LP, 3.35%, 8/15/22	150,000	155,668
		3,101,125
HEALTH CARE EQUIPMENT AND SUPPLIES†
Covidien International Finance SA, 1.875%, 6/15/13	170,000	171,543
Covidien International Finance SA, 3.20%, 6/15/22	70,000	74,328
		245,871
HEALTH CARE PROVIDERS AND SERVICES — 0.3%
Express Scripts, Inc., 2.65%, 2/15/17(3)	400,000	417,818
Express Scripts, Inc., 7.25%, 6/15/19	360,000	466,573
Mayo Clinic Rochester, 3.77%, 11/15/43	75,000	74,855
NYU Hospitals Center, 4.43%, 7/1/42	90,000	92,145
UnitedHealth Group, Inc., 3.95%, 10/15/42	60,000	60,870
Universal Health Services, Inc., 7.125%, 6/30/16	160,000	182,000
WellPoint, Inc., 3.125%, 5/15/22	100,000	102,003
WellPoint, Inc., 3.30%, 1/15/23	110,000	113,910
WellPoint, Inc., 5.80%, 8/15/40	60,000	72,870
		1,583,044
HOTELS, RESTAURANTS AND LEISURE — 0.1%
Darden Restaurants, Inc., 3.35%, 11/1/22	90,000	90,201
McDonald’s Corp., 5.35%, 3/1/18	370,000	453,451
Wyndham Worldwide Corp., 6.00%, 12/1/16	1,000	1,120
Wyndham Worldwide Corp., 2.95%, 3/1/17	110,000	110,527
		655,299
HOUSEHOLD DURABLES†
Toll Brothers Finance Corp., 6.75%, 11/1/19	100,000	119,638
HOUSEHOLD PRODUCTS — 0.1%
Clorox Co. (The), 3.05%, 9/15/22	80,000	82,885
Jarden Corp., 8.00%, 5/1/16	230,000	246,963
		329,848
INDUSTRIAL CONGLOMERATES — 0.1%
Bombardier, Inc., 5.75%, 3/15/22(3)	80,000	84,700
General Electric Co., 5.25%, 12/6/17	230,000	272,713
General Electric Co., 2.70%, 10/9/22	110,000	110,735
General Electric Co., 4.125%, 10/9/42	90,000	94,423
		562,571
INSURANCE — 0.5%
Allstate Corp. (The), 7.45%, 5/16/19	150,000	199,240
Allstate Corp. (The), 5.20%, 1/15/42	90,000	110,155
American International Group, Inc., 3.65%, 1/15/14	70,000	72,117
American International Group, Inc., 5.85%, 1/16/18	380,000	444,818
American International Group, Inc., 4.875%, 6/1/22	90,000	101,606
Berkshire Hathaway Finance Corp., 4.25%, 1/15/21	140,000	161,829
Berkshire Hathaway, Inc., 3.00%, 5/15/22	90,000	94,786
Genworth Financial, Inc., 7.20%, 2/15/21	70,000	72,563
Hartford Financial Services Group, Inc., 6.30%, 3/15/18	110,000	132,315
Hartford Financial Services Group, Inc., 5.125%, 4/15/22	110,000	125,379
ING US, Inc., 5.50%, 7/15/22(3)	70,000	76,174
International Lease Finance Corp., 5.75%, 5/15/16	80,000	84,847
Liberty Mutual Group, Inc., 5.00%, 6/1/21(3)	93,000	100,581
Liberty Mutual Group, Inc., 4.95%, 5/1/22(3)	30,000	32,794
Liberty Mutual Group, Inc., 6.50%, 5/1/42(3)	70,000	79,854
Lincoln National Corp., 6.25%, 2/15/20	160,000	190,045

Shares/ Principal Amount	Value
MetLife, Inc., 6.75%, 6/1/16	$150,000	$179,320
MetLife, Inc., 1.76%, 12/15/17	90,000	91,537
MetLife, Inc., 4.125%, 8/13/42	90,000	91,204
Principal Financial Group, Inc., 3.30%, 9/15/22	70,000	71,641
Prudential Financial, Inc., 7.375%, 6/15/19	100,000	128,527
Prudential Financial, Inc., 5.375%, 6/21/20	70,000	82,127
Prudential Financial, Inc., 5.625%, 5/12/41	110,000	130,226
		2,853,685
IT SERVICES — 0.1%
Fidelity National Information Services, Inc., 5.00%, 3/15/22	100,000	102,500
International Business Machines Corp., 1.95%, 7/22/16	410,000	428,770
		531,270
LIFE SCIENCES TOOLS AND SERVICES†
Thermo Fisher Scientific, Inc., 1.85%, 1/15/18	70,000	71,329
Thermo Fisher Scientific, Inc., 3.60%, 8/15/21	190,000	206,329
		277,658
MACHINERY — 0.1%
Caterpillar Financial Services Corp., MTN, 2.85%, 6/1/22	220,000	230,863
Deere & Co., 5.375%, 10/16/29	200,000	258,486
Deere & Co., 3.90%, 6/9/42	100,000	105,808
		595,157
MEDIA — 0.9%
CBS Corp., 1.95%, 7/1/17	50,000	51,260
CBS Corp., 4.85%, 7/1/42	90,000	97,750
Comcast Corp., 5.90%, 3/15/16	339,000	394,266
Comcast Corp., 6.50%, 11/15/35	90,000	118,805
Comcast Corp., 6.40%, 5/15/38	230,000	303,242
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 4.75%, 10/1/14	155,000	166,524
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 3.55%, 3/15/15	190,000	201,606
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 5.00%, 3/1/21	330,000	375,591
Discovery Communications LLC, 5.625%, 8/15/19	90,000	108,346
DISH DBS Corp., 7.125%, 2/1/16	50,000	56,125
DISH DBS Corp., 6.75%, 6/1/21	170,000	190,187
Interpublic Group of Cos., Inc. (The), 10.00%, 7/15/17	200,000	221,750
Lamar Media Corp., 9.75%, 4/1/14	150,000	167,250
NBCUniversal Media LLC, 5.15%, 4/30/20	90,000	107,869
NBCUniversal Media LLC, 4.375%, 4/1/21	380,000	435,474
News America, Inc., 3.00%, 9/15/22(3)	130,000	132,641
News America, Inc., 6.90%, 8/15/39	150,000	202,309
Omnicom Group, Inc., 3.625%, 5/1/22	120,000	128,478
Qwest Corp., 7.50%, 10/1/14	200,000	222,616
SBA Telecommunications, Inc., 8.25%, 8/15/19	78,000	87,555
Time Warner Cable, Inc., 6.75%, 7/1/18	280,000	354,737
Time Warner Cable, Inc., 4.50%, 9/15/42	100,000	102,873
Time Warner, Inc., 3.15%, 7/15/15	140,000	149,108
Time Warner, Inc., 3.40%, 6/15/22	70,000	74,900
Time Warner, Inc., 7.70%, 5/1/32	200,000	293,317
Time Warner, Inc., 4.90%, 6/15/42	100,000	111,303
Viacom, Inc., 4.375%, 9/15/14	150,000	160,203
Viacom, Inc., 4.50%, 3/1/21	110,000	124,640
Viacom, Inc., 3.125%, 6/15/22	120,000	125,086
Virgin Media Secured Finance plc, 6.50%, 1/15/18	320,000	348,800
		5,614,611
METALS AND MINING — 0.2%
AngloGold Ashanti Holdings plc, 5.375%, 4/15/20	50,000	52,666
ArcelorMittal, 5.50%, 8/5/20	120,000	115,828
ArcelorMittal, 6.50%, 2/25/22	60,000	58,997

Shares/ Principal Amount	Value
Barrick North America Finance LLC, 4.40%, 5/30/21	$130,000	$144,044
Newmont Mining Corp., 3.50%, 3/15/22	100,000	103,210
Newmont Mining Corp., 6.25%, 10/1/39	120,000	147,657
Rio Tinto Finance USA Ltd., 3.50%, 11/2/20	80,000	85,207
Teck Resources Ltd., 5.375%, 10/1/15	70,000	77,581
Teck Resources Ltd., 3.15%, 1/15/17	110,000	114,842
Vale Overseas Ltd., 5.625%, 9/15/19	310,000	354,895
Vale Overseas Ltd., 4.625%, 9/15/20	150,000	162,382
		1,417,309
MULTI-UTILITIES — 0.5%
Cleveland Electric Illuminating Co. (The), 5.70%, 4/1/17	81,000	91,932
CMS Energy Corp., 4.25%, 9/30/15	160,000	170,980
CMS Energy Corp., 8.75%, 6/15/19	180,000	238,128
Consumers Energy Co., 2.85%, 5/15/22	50,000	53,076
Dominion Resources, Inc., 6.40%, 6/15/18	190,000	238,185
Dominion Resources, Inc., 2.75%, 9/15/22	110,000	113,234
Dominion Resources, Inc., 4.90%, 8/1/41	130,000	154,180
DPL, Inc., 6.50%, 10/15/16	250,000	272,500
Duke Energy Corp., 6.30%, 2/1/14	100,000	107,011
Duke Energy Corp., 3.95%, 9/15/14	130,000	137,648
Duke Energy Corp., 1.625%, 8/15/17	150,000	151,213
Duke Energy Corp., 3.55%, 9/15/21	90,000	96,556
Edison International, 3.75%, 9/15/17	130,000	141,436
Exelon Generation Co. LLC, 5.20%, 10/1/19	150,000	172,732
FirstEnergy Solutions Corp., 6.05%, 8/15/21	90,000	104,094
Florida Power Corp., 6.35%, 9/15/37	110,000	150,970
Georgia Power Co., 4.30%, 3/15/42	70,000	76,723
Ipalco Enterprises, Inc., 5.00%, 5/1/18	50,000	52,877
Nisource Finance Corp., 4.45%, 12/1/21	70,000	77,972
Nisource Finance Corp., 5.25%, 2/15/43	70,000	78,591
Northern States Power Co., 3.40%, 8/15/42	70,000	68,875
Pacific Gas & Electric Co., 5.80%, 3/1/37	80,000	104,533
Pacific Gas & Electric Co., 4.45%, 4/15/42	50,000	55,662
Progress Energy, Inc., 3.15%, 4/1/22	90,000	92,791
Public Service Company of Colorado, 4.75%, 8/15/41	50,000	60,688
Sempra Energy, 6.50%, 6/1/16	200,000	236,962
Southern California Edison Co., 5.625%, 2/1/36	60,000	78,152
Southern Power Co., 5.15%, 9/15/41	40,000	46,863
		3,424,564
OFFICE ELECTRONICS†
Xerox Corp., 5.65%, 5/15/13	80,000	82,098
OIL, GAS AND CONSUMABLE FUELS — 0.8%
Anadarko Petroleum Corp., 5.95%, 9/15/16	50,000	58,113
Anadarko Petroleum Corp., 6.45%, 9/15/36	150,000	193,111
Apache Corp., 4.75%, 4/15/43	160,000	189,379
BP Capital Markets plc, 3.20%, 3/11/16	120,000	129,091
BP Capital Markets plc, 2.25%, 11/1/16	180,000	188,194
BP Capital Markets plc, 4.50%, 10/1/20	100,000	117,532
Cenovus Energy, Inc., 4.50%, 9/15/14	140,000	150,008
ConocoPhillips, 5.75%, 2/1/19	240,000	300,641
ConocoPhillips Holding Co., 6.95%, 4/15/29	70,000	100,915
Devon Energy Corp., 1.875%, 5/15/17	60,000	61,488
Devon Energy Corp., 5.60%, 7/15/41	180,000	225,327
EOG Resources, Inc., 5.625%, 6/1/19	150,000	185,694
Hess Corp., 6.00%, 1/15/40	110,000	139,868

Shares/ Principal Amount	Value
Marathon Petroleum Corp., 3.50%, 3/1/16	$210,000	$225,121
Newfield Exploration Co., 6.875%, 2/1/20	200,000	217,500
Newfield Exploration Co., 5.625%, 7/1/24	70,000	74,900
Noble Energy, Inc., 4.15%, 12/15/21	150,000	165,509
Occidental Petroleum Corp., 2.70%, 2/15/23	150,000	156,121
Peabody Energy Corp., 7.375%, 11/1/16	40,000	46,000
Peabody Energy Corp., 6.50%, 9/15/20	30,000	31,950
Pemex Project Funding Master Trust, 6.625%, 6/15/35	50,000	62,625
Petrobras International Finance Co. - Pifco, 5.75%, 1/20/20	200,000	231,530
Petrobras International Finance Co. - Pifco, 5.375%, 1/27/21	310,000	352,823
Petroleos Mexicanos, 6.00%, 3/5/20	120,000	144,000
Petroleos Mexicanos, 4.875%, 1/24/22	80,000	89,800
Petroleos Mexicanos, 5.50%, 6/27/44(3)	50,000	54,625
Phillips 66, 4.30%, 4/1/22(3)	150,000	168,845
Pioneer Natural Resources Co., 3.95%, 7/15/22	120,000	128,568
Shell International Finance BV, 2.375%, 8/21/22	230,000	235,098
Shell International Finance BV, 3.625%, 8/21/42	140,000	145,144
Suncor Energy, Inc., 6.10%, 6/1/18	174,000	214,755
Suncor Energy, Inc., 6.85%, 6/1/39	30,000	42,858
Talisman Energy, Inc., 7.75%, 6/1/19	170,000	219,445
Tesoro Corp., 5.375%, 10/1/22	50,000	52,375
		5,098,953
PAPER AND FOREST PRODUCTS — 0.1%
Georgia-Pacific LLC, 5.40%, 11/1/20(3)	340,000	403,878
International Paper Co., 4.75%, 2/15/22	70,000	79,785
International Paper Co., 6.00%, 11/15/41	70,000	85,777
		569,440
PHARMACEUTICALS — 0.3%
Bristol-Myers Squibb Co., 3.25%, 8/1/42	80,000	76,648
GlaxoSmithKline Capital plc, 2.85%, 5/8/22	340,000	358,180
Merck & Co., Inc., 2.40%, 9/15/22	150,000	152,939
Merck & Co., Inc., 3.60%, 9/15/42	30,000	30,955
Roche Holdings, Inc., 6.00%, 3/1/19(3)	350,000	440,488
Roche Holdings, Inc., 7.00%, 3/1/39(3)	160,000	248,069
Sanofi, 4.00%, 3/29/21	95,000	109,445
Watson Pharmaceuticals, Inc., 5.00%, 8/15/14	260,000	278,133
Watson Pharmaceuticals, Inc., 4.625%, 10/1/42	60,000	64,525
		1,759,382
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.3%
American Tower Corp., 4.625%, 4/1/15	230,000	247,154
American Tower Corp., 4.70%, 3/15/22	170,000	187,974
Boston Properties LP, 3.85%, 2/1/23	130,000	140,373
BRE Properties, Inc., 3.375%, 1/15/23	110,000	110,482
Developers Diversified Realty Corp., 4.75%, 4/15/18	290,000	325,702
Essex Portfolio LP, 3.625%, 8/15/22(3)	120,000	120,408
HCP, Inc., 3.75%, 2/1/16	200,000	212,545
Simon Property Group LP, 5.75%, 12/1/15	160,000	180,316
UDR, Inc., 4.25%, 6/1/18	110,000	122,074
Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15	195,000	206,824
Ventas Realty LP/Ventas Capital Corp., 4.00%, 4/30/19	100,000	108,056
Ventas Realty LP/Ventas Capital Corp., 4.75%, 6/1/21	60,000	66,874
WEA Finance LLC, 4.625%, 5/10/21(3)	90,000	99,143
		2,127,925
REAL ESTATE MANAGEMENT AND DEVELOPMENT†
ProLogis LP, 6.625%, 12/1/19	160,000	191,934

Shares/ Principal Amount	Value
ROAD AND RAIL — 0.1%
Burlington Northern Santa Fe LLC, 3.60%, 9/1/20	$176,000	$192,911
Burlington Northern Santa Fe LLC, 5.05%, 3/1/41	60,000	69,750
CSX Corp., 4.25%, 6/1/21	110,000	123,299
CSX Corp., 4.75%, 5/30/42	110,000	123,143
Union Pacific Corp., 2.95%, 1/15/23	80,000	83,777
Union Pacific Corp., 4.75%, 9/15/41	150,000	173,825
		766,705
SOFTWARE — 0.1%
Intuit, Inc., 5.75%, 3/15/17	254,000	293,135
Oracle Corp., 2.50%, 10/15/22	290,000	295,570
		588,705
SPECIALTY RETAIL — 0.1%
Home Depot, Inc. (The), 5.95%, 4/1/41	250,000	349,078
Lowe’s Cos., Inc., 4.65%, 4/15/42	100,000	112,809
		461,887
TEXTILES, APPAREL AND LUXURY GOODS — 0.1%
Gap, Inc. (The), 5.95%, 4/12/21	120,000	136,492
Hanesbrands, Inc., 6.375%, 12/15/20	100,000	109,625
Ltd. Brands, Inc., 6.90%, 7/15/17	100,000	115,375
		361,492
TOBACCO — 0.1%
Altria Group, Inc., 9.25%, 8/6/19	127,000	179,344
Altria Group, Inc., 2.85%, 8/9/22	270,000	271,070
Philip Morris International, Inc., 4.125%, 5/17/21	180,000	205,275
		655,689
WIRELESS TELECOMMUNICATION SERVICES — 0.2%
Alltel Corp., 7.875%, 7/1/32	100,000	160,294
America Movil SAB de CV, 5.00%, 3/30/20	110,000	129,856
Cellco Partnership/Verizon Wireless Capital LLC, 8.50%, 11/15/18	330,000	460,366
Vodafone Group plc, 5.625%, 2/27/17	110,000	130,751
Vodafone Group plc, 2.50%, 9/26/22	70,000	71,587
		952,854
TOTAL CORPORATE BONDS (Cost $58,951,681)		65,357,215
Commercial Mortgage-Backed Securities(2) — 1.8%
Banc of America Commercial Mortgage, Inc., Series 2004-1, Class A4 SEQ, 4.76%, 11/10/39	400,000	416,052
Banc of America Commercial Mortgage, Inc., Series 2004-6, Class A3 SEQ, 4.51%, 12/10/42	176,255	178,821
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, VRN, 5.12%, 11/1/12	350,000	392,393
Banc of America Commercial Mortgage, Inc., Series 2005-5, Class AM, VRN, 5.18%, 11/1/12	300,000	330,762
CenterPoint Energy Transition Bond Co. LLC, Series 2012-1, Class A2 SEQ, 2.16%, 10/15/21	240,000	251,465
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class AM, VRN, 5.22%, 11/1/12	275,000	304,827
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C2, Class A2, VRN, 5.42%, 11/1/12	575,000	607,840
Credit Suisse Mortgage Capital Certificates, Series 2007-TF2A, Class A1, VRN, 0.39%, 11/15/12(3)	274,999	260,284
GE Capital Commercial Mortgage Corp., Series 2005-C3, Class A5, VRN, 4.98%, 11/1/12	200,000	199,815
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class A4, VRN, 4.80%, 11/1/12	480,000	516,792
Greenwich Capital Commercial Funding Corp., Series 2005-GG3, Class AJ, VRN, 4.86%, 11/1/12	158,000	167,899
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A6 SEQ, VRN, 5.40%, 11/1/12	600,000	641,400

Shares/ Principal Amount	Value
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4 SEQ, 4.76%, 7/10/39	$345,000	$371,794
GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4A SEQ, 4.75%, 7/10/39	1,000,000	1,087,821
GS Mortgage Securities Corp. II, Series 2012-ALOH, Class A SEQ, 3.55%, 4/10/34(3)	400,000	434,180
LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4 SEQ, 4.57%, 1/15/31	400,000	418,134
LB-UBS Commercial Mortgage Trust, Series 2004-C2, Class A4 SEQ, 4.37%, 3/15/36	1,000,000	1,043,874
LB-UBS Commercial Mortgage Trust, Series 2004-C4, Class A4, VRN, 5.27%, 11/11/12	300,000	320,250
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class AJ, VRN, 4.86%, 11/11/12	125,000	134,351
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class AJ SEQ, 4.84%, 7/15/40	150,000	157,121
LB-UBS Commercial Mortgage Trust, Series 2005-C5, Class AM, VRN, 5.02%, 11/11/12	400,000	437,084
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class AM SEQ, VRN, 5.26%, 11/11/12	425,000	470,209
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class A4 SEQ, 3.18%, 8/15/45	175,000	186,495
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class AS, 3.48%, 11/15/45	150,000	156,820
Morgan Stanley Capital I, Series 2005-HQ6, Class A2A SEQ, 4.88%, 8/13/42	50,623	51,071
Morgan Stanley Capital I, Series 2005-T17, Class A5 SEQ, 4.78%, 12/13/41	600,000	644,063
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A3 SEQ, 4.50%, 10/15/41	66,839	67,916
Wachovia Bank Commercial Mortgage Trust, Series 2004-C15, Class A4 SEQ, 4.80%, 10/15/41	1,100,000	1,180,115
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $11,187,088)		11,429,648
Collateralized Mortgage Obligations(2) — 1.1%
PRIVATE SPONSOR COLLATERALIZED MORTGAGE OBLIGATIONS — 0.9%
ABN Amro Mortgage Corp., Series 2003-4, Class A4, 5.50%, 3/25/33	150,501	155,788
Banc of America Alternative Loan Trust, Series 2007-2, Class 2A4, 5.75%, 6/25/37	559,306	409,144
Banc of America Mortgage Securities, Inc., Series 2004-7, Class 7A1, 5.00%, 8/25/19	122,095	125,240
Banc of America Mortgage Securities, Inc., Series 2005-1, Class 1A15, 5.50%, 2/25/35	250,000	265,043
Chase Mortgage Finance Corp., Series 2006-S4, Class A3, 6.00%, 12/25/36	138,033	139,501
Citigroup Mortgage Loan Trust, Inc., Series 2005-4, Class A, VRN, 5.32%, 11/1/12	423,002	424,952
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-17, Class 1A11, 5.50%, 9/25/35	70,565	70,890
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR28, Class 2A1, VRN, 2.81%, 11/1/12	447,112	448,808
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7, VRN, 2.63%, 11/1/12	600,000	616,514
MASTR Asset Securitization Trust, Series 2003-10, Class 3A1, 5.50%, 11/25/33	186,883	194,398
PHHMC Mortgage Pass-Through Certificates, Series 2007-6, Class A1, VRN, 5.95%, 11/1/12	261,292	285,603

Shares/ Principal Amount	Value
Sequoia Mortgage Trust, Series 2012-1, Class 1A1, VRN, 2.87%, 11/1/12	$331,263	$339,107
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-1, Class A10, 5.50%, 2/25/34	282,493	297,180
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-4, Class A9, 5.50%, 5/25/34	168,170	174,033
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-2, Class 1A1 SEQ, 5.50%, 4/25/35	35,886	35,902
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-17, Class 1A1, 5.50%, 1/25/36	323,850	336,949
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR14, Class A1, VRN, 5.34%, 11/1/12	143,618	145,675
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 1A1, VRN, 2.75%, 11/1/12	265,934	274,233
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4 SEQ, 6.00%, 8/25/36	390,972	407,215
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-13, Class A5, 6.00%, 10/25/36	365,283	377,493
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-13, Class A1, 6.00%, 9/25/37	254,011	254,370
Wells Fargo Mortgage-Backed Securities Trust, Series 2007-AR10, Class 1A1, VRN, 6.06%, 11/1/12	223,587	230,910
		6,008,948
U.S. GOVERNMENT AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS — 0.2%
FHLMC, Series 77, Class H, 8.50%, 9/15/20	70,274	77,595
FHLMC, Series 2926, Class EW SEQ, 5.00%, 1/15/25	869,784	963,477
		1,041,072
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $6,880,864)		7,050,020
Sovereign Governments and Agencies — 0.7%
BRAZIL — 0.2%
Brazilian Government International Bond, 5.875%, 1/15/19	690,000	855,600
Brazilian Government International Bond, 4.875%, 1/22/21	40,000	48,100
Brazilian Government International Bond, 5.625%, 1/7/41	130,000	167,050
		1,070,750
CANADA — 0.1%
Hydro-Quebec, 8.40%, 1/15/22	145,000	208,615
Province of Ontario Canada, 5.45%, 4/27/16	150,000	174,258
Province of Ontario Canada, 1.60%, 9/21/16	110,000	113,577
		496,450
CHILE — 0.1%
Chile Government International Bond, 3.25%, 9/14/21	100,000	109,000
Chile Government International Bond, 3.625%, 10/30/42	200,000	196,000
		305,000
COLOMBIA†
Colombia Government International Bond, 4.375%, 7/12/21	210,000	241,710
ITALY†
Republic of Italy, 6.875%, 9/27/23	80,000	93,627
MEXICO — 0.2%
United Mexican States, 5.625%, 1/15/17	90,000	105,660
United Mexican States, 5.95%, 3/19/19	420,000	520,800
United Mexican States, 5.125%, 1/15/20	330,000	396,000
United Mexican States, 6.05%, 1/11/40	120,000	159,900
United Mexican States, MTN, 4.75%, 3/8/44	100,000	111,250
		1,293,610

Shares/ Principal Amount	Value
PERU†
Republic of Peru, 6.55%, 3/14/37	$70,000	$102,900
Republic of Peru, 5.625%, 11/18/50	120,000	156,000
		258,900
POLAND†
Poland Government International Bond, 5.125%, 4/21/21	140,000	164,870
SOUTH KOREA — 0.1%
Export-Import Bank of Korea, 3.75%, 10/20/16	160,000	173,789
Korea Development Bank, 3.25%, 3/9/16	130,000	137,285
Korea Development Bank, 4.00%, 9/9/16	110,000	119,830
		430,904
TOTAL SOVEREIGN GOVERNMENTS AND AGENCIES (Cost $3,816,788)		4,355,821
Municipal Securities — 0.6%
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 5.94%, 2/15/47	50,000	58,386
American Municipal Power-Ohio, Inc., Rev., (Building Bonds), 7.50%, 2/15/50	75,000	102,800
Bay Area Toll Authority Toll Bridge Rev., Series 2010 S1, (Building Bonds), 6.92%, 4/1/40	135,000	187,843
California GO, (Building Bonds), 7.30%, 10/1/39	110,000	150,055
California GO, (Building Bonds), 7.60%, 11/1/40	30,000	42,327
Illinois GO, 5.88%, 3/1/19	240,000	276,958
Illinois GO, (Taxable Pension), 5.10%, 6/1/33	300,000	298,776
Illinois GO, Series 2010-3, (Building Bonds), 6.73%, 4/1/35	55,000	63,757
Los Angeles Community College District GO, Series 2010 D, (Election of 2008), 6.68%, 8/1/36	100,000	130,531
Los Angeles Department of Water & Power Rev., (Building Bonds), 5.72%, 7/1/39	60,000	75,860
Metropolitan Transportation Authority Rev., Series 2010 C1, (Building Bonds), 6.69%, 11/15/40	105,000	138,720
Metropolitan Transportation Authority Rev., Series 2010 E, (Building Bonds), 6.81%, 11/15/40	60,000	80,226
Missouri Highways & Transportation Commission Rev., (Building Bonds), 5.45%, 5/1/33	130,000	161,112
New Jersey State Turnpike Authority Rev., Series 2009 F, (Building Bonds), 7.41%, 1/1/40	200,000	296,670
New Jersey State Turnpike Authority Rev., Series 2010 A, (Building Bonds), 7.10%, 1/1/41	95,000	137,612
New York GO, Series 2010 F1, (Building Bonds), 6.27%, 12/1/37	95,000	128,184
Ohio State University (The) Rev., Series 2011 A, 4.80%, 6/1/2111	100,000	114,311
Ohio Water Development Authority Pollution Control Rev., Series 2010 B2, (Building Bonds), 4.88%, 12/1/34	110,000	128,352
Oregon State Department of Transportation Highway User Tax Rev., Series 2010 A, (Building Bonds), 5.83%, 11/15/34	70,000	92,123
Port Authority of New York & New Jersey Rev., 4.93%, 10/1/51	50,000	56,248
Port Authority of New York & New Jersey Rev., 4.46%, 10/1/62	300,000	297,906
Rutgers State University Rev., Series 2010 H, (Building Bonds), 5.67%, 5/1/40	205,000	261,900
Sacramento Municipal Utility District Electric Rev., Series 2010 W, (Building Bonds), 6.16%, 5/15/36	210,000	260,518
Salt River Agricultural Improvement & Power District Electric Rev., Series 2010 A, (Building Bonds), 4.84%, 1/1/41	95,000	114,580

Shares/ Principal Amount	Value
San Francisco City & County Public Utilities Water Commission Rev., Series 2010 B, (Building Bonds), 6.00%, 11/1/40	$105,000	$131,124
Santa Clara Valley Transportation Authority Sales Tax Rev., Series 2010 A, (Building Bonds), 5.88%, 4/1/32	120,000	146,878
Texas GO, (Building Bonds), 5.52%, 4/1/39	50,000	65,839
Washington GO, Series 2010 F, (Building Bonds), 5.14%, 8/1/40	20,000	24,932
TOTAL MUNICIPAL SECURITIES (Cost $3,325,336)		4,024,528
U.S. Government Agency Securities — 0.5%
FIXED-RATE U.S. GOVERNMENT AGENCY SECURITIES — 0.2%
FHLMC, 2.375%, 1/13/22	990,000	1,038,654
FNMA, 6.625%, 11/15/30	100,000	153,620
		1,192,274
GOVERNMENT-BACKED CORPORATE BOND(4) — 0.3%
Citigroup Funding, Inc., 1.875%, 11/15/12	1,800,000	1,800,911
TOTAL U.S. GOVERNMENT AGENCY SECURITIES (Cost $2,936,353)		2,993,185
Temporary Cash Investments — 1.9%
SSgA U.S. Government Money Market Fund (Cost $11,769,419)	11,769,419	11,769,419
TOTAL INVESTMENT SECURITIES — 99.8% (Cost $549,296,365)		628,082,791
OTHER ASSETS AND LIABILITIES — 0.2%		1,059,967
TOTAL NET ASSETS — 100.0%		$629,142,758

Notes to Schedule of Investments

FDIC = Federal Deposit Insurance Corporation
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
GO = General Obligation
LB-UBS = Lehman Brothers, Inc. - UBS AG
MASTR = Mortgage Asset Securitization Transactions, Inc.
MTN = Medium Term Note
PHHMC = PHH Mortgage Corporation
SEQ = Sequential Payer
VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective at the period end.

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

(2)	Final maturity date indicated, unless otherwise noted.

(3)
Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of these securities at the period end was $5,383,559, which represented 0.9% of total net assets.

(4)
The debt is guaranteed under the FDIC Temporary Liquidity Guarantee Program and is backed by the full faith and credit of the United States. The expiration date of the FDIC’s guarantee is the earlier of the maturity date of the debt or December 31, 2012.

See Notes to Financial Statements.

Statement of Assets and Liabilities

OCTOBER 31, 2012
Assets
Investment securities, at value (cost of $549,296,365)	$628,082,791
Receivable for investments sold	113,832
Receivable for capital shares sold	769,270
Dividends and interest receivable	1,961,005
630,926,898

Liabilities
Payable for investments purchased	301,125
Payable for capital shares redeemed	1,002,713
Accrued management fees	480,302
1,784,140

Net Assets	$629,142,758

Net Assets Consist of:
Capital (par value and paid-in surplus)	$537,125,365
Undistributed net investment income	950,504
Undistributed net realized gain	12,280,463
Net unrealized appreciation	78,786,426
$629,142,758

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$609,475,937	35,010,264	$17.41
Institutional Class, $0.01 Par Value	$19,666,821	1,129,454	$17.41

See Notes to Financial Statements.

Statement of Operations

YEAR ENDED OCTOBER 31, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $31,652)	$7,976,915
Interest	7,548,088
15,525,003

Expenses:
Management fees	5,244,806
Directors’ fees and expenses	21,538
Other expenses	235
5,266,579

Net investment income (loss)	10,258,424

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	29,130,684
Futures contract transactions	98,420
Swap agreement transactions	(64,370)
Foreign currency transactions	(351)
29,164,383

Change in net unrealized appreciation (depreciation) on:
Investments	21,164,350
Swap agreements	(31,438)
21,132,912

Net realized and unrealized gain (loss)	50,297,295

Net Increase (Decrease) in Net Assets Resulting from Operations	$60,555,719

See Notes to Financial Statements.

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2012 AND OCTOBER 31, 2011
Increase (Decrease) in Net Assets	October 31, 2012	October 31, 2011
Operations
Net investment income (loss)	$10,258,424	$9,458,465
Net realized gain (loss)	29,164,383	31,035,682
Change in net unrealized appreciation (depreciation)	21,132,912	93,208
Net increase (decrease) in net assets resulting from operations	60,555,719	40,587,355

Distributions to Shareholders
From net investment income:
Investor Class	(10,409,930)	(9,350,204)
Institutional Class	(354,593)	(194,380)
Decrease in net assets from distributions	(10,764,523)	(9,544,584)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	57,785,933	(3,081,008)

Net increase (decrease) in net assets	107,577,129	27,961,763

Net Assets
Beginning of period	521,565,629	493,603,866
End of period	$629,142,758	$521,565,629

Undistributed net investment income	$950,504	$954,894

See Notes to Financial Statements.

Notes to Financial Statements

OCTOBER 31, 2012

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth and current income. The fund pursues its objectives by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.

The fund offers the Investor Class and the Institutional Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing in greater than 60 days at the time of purchase are valued at the evaluated mean as provided by independent pricing services or at the mean of the most recent bid and asked prices as provided by investment dealers. Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Swap agreements are valued at an evaluated price as provided by independent pricing services or investment dealers.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Inflation adjustments related to inflation-linked debt securities are reflected as interest income.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

When-Issued and Forward Commitments — The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities’ prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a to-be-announced (TBA) security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a TBA security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are known as “TBA roll” transactions and are accounted for as purchases and sales. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover certain types of investments, including, but not limited to, futures contracts, forward commitments, when-issued securities, swap agreements and certain forward foreign currency exchange contracts. American Century Investment Management, Inc. (ACIM) (the investment advisor) monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts and swap agreements.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid quarterly. Distributions from net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 0.900% for the Investor Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the year ended October 31, 2012 was 0.90% for the Investor Class and 0.70% for the Institutional Class.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC.

4. Investment Transactions

Purchases of investment securities, excluding short-term investments, for the year ended October 31, 2012 totaled $524,507,854, of which $157,123,197 represented U.S. Treasury and Government Agency obligations.

Sales of investment securities, excluding short-term investments, for the year ended October 31, 2012 totaled $470,161,021, of which $114,161,061 represented U.S. Treasury and Government Agency obligations.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2012		Year ended October 31, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	250,000,000		250,000,000
Sold	7,196,145	$121,112,372	3,223,460	$50,423,973
Issued in reinvestment of distributions	604,809	10,152,195	582,740	9,098,277
Redeemed	(4,855,798)	(81,892,325)	(4,172,359)	(65,140,298)
	2,945,156	49,372,242	(366,159)	(5,618,048)
Institutional Class/Shares Authorized	15,000,000		15,000,000
Sold	984,145	16,394,969	1,093,989	17,073,594
Issued in reinvestment of distributions	21,031	354,593	12,431	194,380
Redeemed	(485,585)	(8,335,871)	(931,815)	(14,730,934)
	519,591	8,413,691	174,605	2,537,040
Net increase (decrease)	3,464,747	$57,785,933	(191,554)	$(3,081,008)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$370,343,326	—	—
U.S. Government Agency Mortgage-Backed Securities	—	$76,942,072	—
U.S. Treasury Securities	—	73,817,557	—
Corporate Bonds	—	65,357,215	—
Commercial Mortgage-Backed Securities	—	11,429,648	—
Collateralized Mortgage Obligations	—	7,050,020	—
Sovereign Governments and Agencies	—	4,355,821	—
Municipal Securities	—	4,024,528	—
U.S. Government Agency Securities	—	2,993,185	—
Temporary Cash Investments	11,769,419	—	—
Total Value of Investment Securities	$382,112,745	$245,970,046	—

7. Derivative Instruments

Credit Risk — The fund is subject to credit risk in the normal course of pursuing its investment objectives. The value of a bond generally declines as the credit quality of its issuer declines. Credit default swap agreements enable a fund to buy/sell protection against a credit event of a specific issuer or index. A fund may attempt to enhance returns by selling protection or attempt to mitigate credit risk by buying protection. The buyer/seller of credit protection against a security or basket of securities may pay/receive an up-front or periodic payment to compensate for/against potential default events. A fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Changes in value, including the periodic amounts of interest to be paid or received on swap agreements, are recorded as unrealized appreciation (depreciation) on swap agreements. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. Net realized and unrealized gains or losses occurring during the holding period of swap agreements are a component of net realized gain (loss) on swap agreement transactions and change in net unrealized appreciation (depreciation) on swap agreements, respectively. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments or instruments. The fund participated in one credit risk derivative instrument to buy protection throughout most of the period and liquidated the position in August 2012.

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities.

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2012
	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Credit Risk	Net realized gain (loss) on swap agreement transactions	$(64,370)	Change in net unrealized appreciation (depreciation) on swap agreements	$(31,438)
Equity Price Risk	Net realized gain (loss) on futures contract transactions	98,420	Change in net unrealized appreciation (depreciation) on futures contracts	—
		$34,050		$(31,438)

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$10,764,523	$9,544,584
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$553,470,039
Gross tax appreciation of investments	$79,567,971
Gross tax depreciation of investments	(4,955,219)
Net tax appreciation (depreciation) of investments	$74,612,752
Other book-to-tax adjustments	$(175,451)
Net tax appreciation (depreciation)	$74,437,301
Undistributed ordinary income	$950,504
Accumulated long-term gains	$16,629,588

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales. Other book-to-tax adjustments are attributable primarily to the tax deferral of losses on straddle positions.

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$15.96	0.29	1.47	1.76	(0.31)	—	(0.31)	$17.41	11.12%	0.90%	1.75%	82%	$609,476
2011	$15.02	0.29	0.94	1.23	(0.29)	—	(0.29)	$15.96	8.26%	0.90%	1.84%	87%	$511,829
2010	$13.58	0.27	1.44	1.71	(0.27)	—	(0.27)	$15.02	12.70%	0.91%	1.85%	69%	$487,066
2009	$12.66	0.28	0.93	1.21	(0.29)	—	(0.29)	$13.58	9.81%	0.90%	2.21%	110%	$459,183
2008	$17.47	0.37	(3.69)	(3.32)	(0.37)	(1.12)	(1.49)	$12.66	(20.52)%	0.90%	2.42%	153%	$439,969
Institutional Class
2012	$15.96	0.32	1.47	1.79	(0.34)	—	(0.34)	$17.41	11.34%	0.70%	1.95%	82%	$19,667
2011	$15.02	0.32	0.94	1.26	(0.32)	—	(0.32)	$15.96	8.48%	0.70%	2.04%	87%	$9,736
2010	$13.59	0.29	1.44	1.73	(0.30)	—	(0.30)	$15.02	12.84%	0.71%	2.05%	69%	$6,538
2009	$12.66	0.30	0.94	1.24	(0.31)	—	(0.31)	$13.59	10.11%	0.70%	2.41%	110%	$6,249
2008	$17.47	0.39	(3.68)	(3.29)	(0.40)	(1.12)	(1.52)	$12.66	(20.37)%	0.70%	2.62%	153%	$5,927

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Balanced Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”) as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Balanced Fund of American Century Mutual Funds, Inc., as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 19, 2012

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

Approval of Management Agreement

At a meeting held on June 21, 2012, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2012.

For corporate taxpayers, the fund hereby designates $7,304,424, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2012 as qualified for the corporate dividends received deduction.

Notes

Notes

Notes

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-76894   1212

ANNUAL REPORT           OCTOBER 31, 2012

Capital Value Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	26
Management	27
Approval of Management Agreement	30
Additional Information	35

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2012. Our report offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated insights, we encourage you to visit our website, americancentury.com.

Favorable Fiscal-Year Returns for Most U.S. Stock and Bond Benchmarks

In a period fraught with concerns about factors such as the global economic recovery, European financial system stability, and the U.S. political picture, the 12-month returns for U.S. investors were generally favorable.

Both U.S. stocks and bonds rallied for much of the period, with U.S. equities generally outperforming their non-U.S. counterparts. The S&P 500 Index advanced 15.21%, compared with 4.61% for the MSCI EAFE (Europe, Australasia, Far East) Index. The Barclays U.S. Aggregate Bond Index returned 5.25%, and the 10-year U.S. Treasury note returned 7.47%, according to Barclays.

As it turned out, the overseas setbacks and the coordinated monetary policy response provided by prominent central banks around the world ultimately proved beneficial to the U.S. capital markets. Both U.S. stocks and bonds generally benefited from global investors’ trust in the U.S. financial system and from declining interest rates, helped by central bank purchases of government securities. The 10-year U.S. Treasury yield fell to a record low during the period, finishing at 1.69%.

The U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the outlook for 2013 remains guarded, as the fragile recovery remains vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board has once again completed its annual review of the advisory contract between the American Century Investments mutual funds overseen by the board and the funds’ advisor, American Century Investment Management, Inc. This process, often referred to as the 15(c) review, involves the independent directors considering all of the material monitored throughout the year and evaluating a wide range of factors to determine whether the management fee paid by each fund to the advisor is reasonable.

The independent directors’ rationale for this decision is provided in detail in this, or in a previous, report. However, there are several highlights that should be of interest to all shareholders.

•	Fund performance and client service continue to be rated among the industry’s best.

•	Target date and other asset allocation products continue to successfully gather assets and industry acclaim.

•	Compliance programs continue to function successfully with no issues impacting shareholder interests.

•	Fees were found to be within an acceptable competitive range, with minor fee waivers being negotiated on five funds.

Knowing that most shareholders are long term investors, the board was particularly pleased with our succession planning review. Talented professionals are being added within portfolio management and experienced managers have been added to the senior management team.

Overall it was a very positive review for the American Century Investments mutual funds during a challenging market environment.

Best personal regards,
Don Pratt

3

Market Perspective

By Phil Davidson, Chief Investment Officer, U.S. Value Equity

Central Bank Actions Helped Drive Stocks Higher

Stock market performance generally remained robust during the 12-month period ended October 31, 2012. Despite persistent concerns about weakening global economies and Europe’s ongoing financial crisis, investors largely focused on central bank stimulus measures, which fueled much of the period’s market optimism.

The period began on an upbeat note, as select economic data improved and a trio of European summits helped calm the latest round of default fears in the eurozone. But, a barrage of disappointing U.S. economic data released in the second calendar quarter of 2012, combined with ongoing problems in Europe, stifled the prevailing investor optimism, reigniting recession fears and triggering a short-term market selloff.

In this environment, investors presumed the European Central Bank (ECB) and the U.S. Federal Reserve (the Fed) would step in with additional stimulus measures. This anticipation—and the eventual announcements of the programs in September 2012—sparked a stock market rally late in the period. The ECB was the first to act with a plan to buy the sovereign bonds of financially strapped eurozone nations that agree to reforms. The Fed followed with a third round of quantitative easing (QE). Dubbed “QE3,” the plan has the Fed purchasing $40 billion in mortgage-backed securities per month, with no specific end date. The Fed also committed to keeping short-term rates low into 2015.

Value Outperformed as More Companies Issued Dividends

Value stocks significantly outperformed their growth stock counterparts across the capitalization spectrum. Much of this was due to strong results from the financials and telecommunication services sectors.

As of the end of August 2012, 402 companies in the S&P 500 Index were paying dividends—the largest number of dividend-paying companies in the index since December 1999. But, looking ahead, the scheduled increase in the federal dividend tax rate beginning next year may cause some companies to rethink their dividend strategies. We believe this would be unfortunate, because dividends can lead to less-volatile returns, which most investors want, particularly in today’s uncertain climate.

U.S. Stock Index Returns
For the 12 months ended October 31, 2012
Russell 1000 Index (Large-Cap)	14.97%	Russell 2000 Index (Small-Cap)	12.08%
Russell 1000 Growth Index	13.02%	Russell 2000 Growth Index	9.70%
Russell 1000 Value Index	16.89%	Russell 2000 Value Index	14.47%
Russell Midcap Index	12.15%
Russell Midcap Growth Index	9.09%
Russell Midcap Value Index	14.99%

4

Performance

Total Returns as of October 31, 2012
Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class Return After-Tax on Distributions(1) Return After-Tax on Distributions and Sale of Shares(1)	ACTIX	17.80%(2) 17.47%(2) 11.91%(2)	-1.83%(2) -2.27%(2) -1.60%(2)	5.98%(2) 5.57%(2) 5.17%(2)	4.45% 4.05% 3.78%	3/31/99
Russell 1000 Value Index	—	16.89%	-1.00%	7.34%	4.44%	—
Institutional Class Return After-Tax on Distributions(1) Return After-Tax on Distributions and Sale of Shares(1)	ACPIX	18.00%(2) 17.64%(2) 12.08%(2)	-1.63%(2) -2.09%(2) -1.44%(2)	6.20%(2) 5.76%(2) 5.36%(2)	3.98% 3.58% 3.39%	3/1/02
A Class(3) No sales charge* With sales charge* Return After-Tax on Distributions(1) Return After-Tax on Distributions and Sale of Shares(1)	ACCVX	17.37%(2) 10.67%(2) 10.40%(2) 7.22%(2)	-2.09%(2) -3.23%(2) -3.62%(2) -2.76%(2)	— — — —	5.22%(2) 4.56%(2) 4.23%(2) 3.93%(2)	5/14/03

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)
After-tax returns are calculated with sales charge, as applicable, using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2)	Returns would have been lower if a portion of the management fee had not been waived.

(3)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2002

*Ending value would have been lower if a portion of the management fee had not been waived.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class
1.10%	0.90%	1.35%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: Brendan Healy and Matt Titus

Performance Summary

Capital Value returned 17.80%* for the 12 months ended October 31, 2012. By comparison, its benchmark, the Russell 1000 Value Index, returned 16.89%. The fund’s return reflects operating expenses, while the index’s returns do not.

U.S. stocks recorded strong gains during the reporting period in spite of numerous headwinds. Investor sentiment fluctuated, largely in response to conflicting U.S. economic data and events related to the European sovereign debt crisis. Though the unemployment rate declined and the housing market showed signs of improvement, U.S. economic growth overall was lackluster. Inflation remained benign, allowing the Federal Reserve (the Fed) to keep short-term interest rates at exceptionally low levels. The Fed also announced a third round of quantitative easing and extended Operation Twist in support of the U.S. economic recovery. Against this backdrop, value stocks outperformed their growth counterparts across the capitalization spectrum. Capital Value also outperformed, primarily because of strong security selection. The portfolio benefited from its positions in the financials, industrials, and health care sectors. It was hampered by investments in the information technology and consumer discretionary sectors.

Financials Enhanced Performance

Financials stocks, which declined earlier in the reporting period on fears about European debt contagion, rallied as the crisis moderated. Investors were also heartened by news that many large U.S. banks had passed their stress test, implying they were well-capitalized and therefore better able to withstand an economic downturn. In this environment, Capital Value benefited from effective security selection, particularly in the capital markets and insurance segments. A notable contributor was insurance company Allstate, which reported higher profits on improved operating income and realized capital gains. Within commercial banking, an overweight in Wells Fargo, which appreciated more than 30% in the benchmark, was advantageous.

Industrials, Health Care Aided Results

In the industrials sector, strong security selection boosted results. Capital Value held Ingersoll-Rand. The diversified industrial company has successfully reduced costs, boosting its profit margins as the prolonged slump in residential and commercial construction continues to weigh on demand for its products.

The portfolio’s overweight in health care, one of the strongest performing sectors in the benchmark, also added value. Capital Value owned shares of pharmaceutical companies Pfizer and Merck, both of which posted significant gains in the benchmark. In the biotechnology industry, a position in Amgen outperformed on the expectation of accelerated 2012 revenue growth, boosted by sales of the company’s new bone-building drugs. In addition, Amgen increased its dividend and conducted a modified Dutch auction in which it repurchased approximately $5 billion in outstanding shares.

*All fund returns referenced in this commentary are for Investor Class shares. Returns would have been lower if a portion of the management fee had not been waived.

7

Information Technology Detracted

In information technology, the only sector to post a decline in the benchmark, Capital Value was hampered by its overweight in semiconductor names. More specifically, the portfolio was overweight Marvell Technology Group. Marvell’s shares fell on weaker-than-expected revenues. The company’s hard drive business has been affected by slowing PC sales and it has seen weak results in its mobile and wireless business.

In the computers and peripherals industry, an overweight in Hewlett-Packard (HP) dampened performance. HP has experienced a steady drop in revenues and is struggling to regain a competitive position in the consumer and enterprise markets. We reduced the portfolio’s position in the stock, and at the end of the reporting period, Capital Value was underweight HP.

Consumer Discretionary Slowed Results

Overall, security selection in the consumer discretionary sector detracted from relative results. Capital Value did not own Walt Disney, which outperformed on stronger-than-expected advertising revenues. An overweight in Staples also hindered performance. The office supply retailer announced a sharp drop in second-quarter earnings and lowered its full-year outlook. Its shares declined further on news of a restructuring plan, including a reduction in its North American retail footprint.

However, consumer discretionary was also the source of top two contributors. Comcast has experienced growth in the number of its broadband and pay-TV subscribers. The cable and television network operator also increased its dividend and implemented a new stock repurchase program. Home improvement retailer Lowe’s Companies appreciated on improvement in the U.S. housing market.

Outlook

We continue to be bottom-up investment managers, evaluating each company individually and building our portfolio one stock at a time. As of October 31, 2012, Capital Value is broadly diversified, with ongoing overweight positions in the health care, consumer discretionary, information technology, and energy sectors. Our valuation work is also directing us toward smaller relative weightings in utilities, financials, and materials stocks. In addition, we are still finding value opportunities among mega-cap stocks and have maintained our bias toward them.

8

Fund Characteristics

OCTOBER 31, 2012
Top Ten Holdings	% of net assets
Exxon Mobil Corp.	7.2%
General Electric Co.	3.8%
Chevron Corp.	3.6%
Pfizer, Inc.	3.5%
JPMorgan Chase & Co.	3.2%
Wells Fargo & Co.	3.1%
Procter & Gamble Co. (The)	3.0%
Johnson & Johnson	2.9%
Merck & Co., Inc.	2.6%
AT&T, Inc.	2.3%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	15.4%
Pharmaceuticals	9.5%
Insurance	8.1%
Commercial Banks	6.2%
Diversified Financial Services	6.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	98.7%
Temporary Cash Investments	1.3%
Other Assets and Liabilities	—*
*Category is less than 0.05% of total net assets.

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2012 to October 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Expenses Paid During Period(1) 5/1/12 – 10/31/12	Annualized Expense Ratio(1)
Actual
Investor Class (after waiver)	$1,000	$1,047.10	$5.15	1.00%
Investor Class (before waiver)	$1,000	$1,047.10(2)	$5.66	1.10%
Institutional Class (after waiver)	$1,000	$1,048.60	$4.12	0.80%
Institutional Class (before waiver)	$1,000	$1,048.60(2)	$4.63	0.90%
A Class (after waiver)	$1,000	$1,045.70	$6.43	1.25%
A Class (before waiver)	$1,000	$1,045.70(2)	$6.94	1.35%
Hypothetical
Investor Class (after waiver)	$1,000	$1,020.11	$5.08	1.00%
Investor Class (before waiver)	$1,000	$1,019.61	$5.58	1.10%
Institutional Class (after waiver)	$1,000	$1,021.12	$4.06	0.80%
Institutional Class (before waiver)	$1,000	$1,020.61	$4.57	0.90%
A Class (after waiver)	$1,000	$1,018.85	$6.34	1.25%
A Class (before waiver)	$1,000	$1,018.35	$6.85	1.35%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

(2)	Ending account value assumes the return earned after waiver and would have been lower if a portion of the management fee had not been waived.

11

Schedule of Investments

OCTOBER 31, 2012

	Shares	Value
Common Stocks — 98.7%
AEROSPACE AND DEFENSE — 1.1%
Honeywell International, Inc.	5,050	$309,262
Northrop Grumman Corp.	6,090	418,322
Raytheon Co.	12,390	700,778
		1,428,362
AIRLINES — 0.5%
Southwest Airlines Co.	77,410	682,756
AUTO COMPONENTS — 0.2%
Autoliv, Inc.	5,130	295,488
AUTOMOBILES — 1.4%
Ford Motor Co.	156,380	1,745,201
BEVERAGES — 0.5%
PepsiCo, Inc.	8,150	564,306
BIOTECHNOLOGY — 0.4%
Amgen, Inc.	2,760	238,864
Gilead Sciences, Inc.(1)	4,670	313,637
		552,501
CAPITAL MARKETS — 4.3%
Ameriprise Financial, Inc.	22,930	1,338,424
Bank of New York Mellon Corp. (The)	36,420	899,938
BlackRock, Inc.	5,200	986,336
Goldman Sachs Group, Inc. (The)	13,700	1,676,743
Morgan Stanley	22,190	385,662
		5,287,103
CHEMICALS — 0.5%
E.I. du Pont de Nemours & Co.	12,750	567,630
COMMERCIAL BANKS — 6.2%
KeyCorp	53,070	446,849
PNC Financial Services Group, Inc.	27,950	1,626,411
U.S. Bancorp	53,670	1,782,381
Wells Fargo & Co.	114,950	3,872,665
		7,728,306
COMMERCIAL SERVICES AND SUPPLIES — 0.8%
ADT Corp. (The)(1)	7,415	307,797
Avery Dennison Corp.	7,470	241,879
Tyco International Ltd.	18,150	487,690
		1,037,366
COMMUNICATIONS EQUIPMENT — 2.2%
Cisco Systems, Inc.	156,050	2,674,697
COMPUTERS AND PERIPHERALS — 0.2%
Hewlett-Packard Co.	15,790	218,692
DIVERSIFIED FINANCIAL SERVICES — 6.0%
Bank of America Corp.	97,580	$909,445
Citigroup, Inc.	69,520	2,599,353
JPMorgan Chase & Co.	94,610	3,943,345
		7,452,143
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.2%
AT&T, Inc.	81,280	2,811,475
CenturyLink, Inc.	24,710	948,370
Verizon Communications, Inc.	5,460	243,734
		4,003,579
ELECTRIC UTILITIES — 3.4%
American Electric Power Co., Inc.	16,790	746,148
Exelon Corp.	14,610	522,746
NV Energy, Inc.	31,990	608,130
Pinnacle West Capital Corp.	15,650	828,980
PPL Corp.	26,460	782,687
Xcel Energy, Inc.	26,940	761,055
		4,249,746
ENERGY EQUIPMENT AND SERVICES — 2.2%
Baker Hughes, Inc.	25,450	1,068,136
National Oilwell Varco, Inc.	10,050	740,685
Schlumberger Ltd.	13,260	921,968
		2,730,789
FOOD AND STAPLES RETAILING — 2.7%
CVS Caremark Corp.	26,920	1,249,088
Kroger Co. (The)	43,340	1,093,035
Wal-Mart Stores, Inc.	12,790	959,506
		3,301,629
FOOD PRODUCTS — 1.1%
Kraft Foods Group, Inc.(1)	10,580	481,178
Mondelez International, Inc. Class A	31,740	842,380
		1,323,558
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.5%
Medtronic, Inc.	43,850	1,823,283
HEALTH CARE PROVIDERS AND SERVICES — 2.2%
Aetna, Inc.	21,670	946,979
Quest Diagnostics, Inc.	10,590	611,255
WellPoint, Inc.	18,180	1,114,070
		2,672,304
HOTELS, RESTAURANTS AND LEISURE — 0.5%
Carnival Corp.	15,250	577,670
HOUSEHOLD PRODUCTS — 3.0%
Procter & Gamble Co. (The)	53,700	3,718,188

12

	Shares	Value
INDUSTRIAL CONGLOMERATES — 3.8%
General Electric Co.	224,170	$4,721,020
INSURANCE — 8.1%
Allstate Corp. (The)	27,520	1,100,249
American International Group, Inc.(1)	19,440	679,039
Berkshire Hathaway, Inc., Class B(1)	19,840	1,713,184
Chubb Corp. (The)	6,270	482,665
Loews Corp.	20,250	856,170
MetLife, Inc.	45,680	1,621,183
Principal Financial Group, Inc.	26,790	737,797
Prudential Financial, Inc.	20,820	1,187,781
Torchmark Corp.	5,130	259,527
Travelers Cos., Inc. (The)	20,530	1,456,398
		10,093,993
IT SERVICES — 0.1%
Fiserv, Inc.(1)	2,380	178,357
MACHINERY — 2.3%
Dover Corp.	14,390	837,786
Eaton Corp.	18,550	875,931
Ingersoll-Rand plc	6,020	283,120
PACCAR, Inc.	19,070	826,494
		2,823,331
MEDIA — 3.6%
CBS Corp., Class B	23,030	746,172
Comcast Corp., Class A	41,850	1,569,793
Time Warner Cable, Inc.	5,700	564,927
Time Warner, Inc.	36,780	1,598,091
		4,478,983
METALS AND MINING — 1.7%
Freeport-McMoRan Copper & Gold, Inc.	34,360	1,335,917
Nucor Corp.	18,300	734,379
		2,070,296
MULTI-UTILITIES — 0.7%
PG&E Corp.	20,490	871,235
MULTILINE RETAIL — 2.5%
Kohl’s Corp.	13,030	694,238
Macy’s, Inc.	16,010	609,501
Target Corp.	28,550	1,820,063
		3,123,802
OIL, GAS AND CONSUMABLE FUELS — 15.4%
Apache Corp.	15,740	1,302,485
Chevron Corp.	39,960	4,403,992
Exxon Mobil Corp.	97,640	8,901,839
Occidental Petroleum Corp.	15,290	1,207,298
Royal Dutch Shell plc, Class A	34,340	1,177,506
Total SA ADR	21,880	1,102,752
Ultra Petroleum Corp.(1)	9,690	221,029
Valero Energy Corp.	25,860	752,526
		19,069,427
PAPER AND FOREST PRODUCTS — 0.7%
International Paper Co.	23,070	826,598
PHARMACEUTICALS — 9.5%
Abbott Laboratories	10,550	691,236
Johnson & Johnson	49,980	3,539,584
Merck & Co., Inc.	70,690	3,225,585
Pfizer, Inc.	174,650	4,343,545
		11,799,950
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 1.9%
Applied Materials, Inc.	50,620	536,572
Intel Corp.	58,790	1,271,334
Marvell Technology Group Ltd.	69,210	546,067
		2,353,973
SOFTWARE — 2.8%
Adobe Systems, Inc.(1)	16,410	557,940
Microsoft Corp.	52,280	1,491,810
Oracle Corp.	44,480	1,381,104
		3,430,854
SPECIALTY RETAIL — 1.1%
Lowe’s Cos., Inc.	32,920	1,065,950
Staples, Inc.	31,550	363,298
		1,429,248
TOBACCO — 0.4%
Altria Group, Inc.	15,050	478,590
TOTAL COMMON STOCKS (Cost $94,185,497)		122,384,954

13

Value
Temporary Cash Investments — 1.3%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% – 2.00%, 1/31/16 – 6/30/16, valued at $655,261), in a joint trading account at 0.23%, dated 10/31/12, due 11/1/12 (Delivery value $642,057)	$642,053
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.125% – 3.75%, 8/15/41 – 2/15/42, valued at $656,784), in a joint trading account at 0.20%, dated 10/31/12, due 11/1/12 (Delivery value $642,057)	642,053
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.625%, 2/15/40, valued at $272,739), in a joint trading account at 0.16%, dated 10/31/12, due 11/1/12 (Delivery value $267,438)	267,437
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,551,543)	1,551,543
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $95,737,040)	123,936,497
OTHER ASSETS AND LIABILITIES†	12,566
TOTAL NET ASSETS — 100.0%	$123,949,063

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
1,572,141	EUR for USD	UBS AG	11/30/12	$2,038,226	$(3,467)
(Value on Settlement Date $2,034,759)

Notes to Schedule of Investments

ADR = American Depositary Receipt
EUR = Euro
USD = United States Dollar

†	Category is less than 0.05% of total net assets.

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2012
Assets
Investment securities, at value (cost of $95,737,040)	$123,936,497
Foreign currency holdings, at value (cost of $9,310)	9,242
Receivable for investments sold	18,653
Receivable for capital shares sold	72,181
Dividends and interest receivable	150,650
124,187,223

Liabilities
Payable for investments purchased	29,171
Payable for capital shares redeemed	99,096
Unrealized loss on forward foreign currency exchange contracts	3,467
Accrued management fees	105,830
Distribution and service fees payable	596
238,160

Net Assets	$123,949,063

Net Assets Consist of:
Capital (par value and paid-in surplus)	$106,081,275
Undistributed net investment income	1,638,687
Accumulated net realized loss	(11,966,821)
Net unrealized appreciation	28,195,922
$123,949,063

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$117,210,336	17,014,420	$6.89
Institutional Class, $0.01 Par Value	$3,943,091	571,568	$6.90
A Class, $0.01 Par Value	$2,795,636	406,664	$6.87*
*Maximum offering price $7.29 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $10,847)	$3,347,645
Interest	1,152
3,348,797

Expenses:
Management fees	1,323,820
Distribution and service fees — A Class	7,080
Directors’ fees and expenses	4,567
Other expenses	289
1,335,756
Fees waived	(121,156)
1,214,600

Net investment income (loss)	2,134,197

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	8,230,011
Foreign currency transactions	(6,349)
8,223,662

Change in net unrealized appreciation (depreciation) on:
Investments	9,281,650
Translation of assets and liabilities in foreign currencies	(3,535)
9,278,115

Net realized and unrealized gain (loss)	17,501,777

Net Increase (Decrease) in Net Assets Resulting from Operations	$19,635,974

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2012 AND OCTOBER 31, 2011
Increase (Decrease) in Net Assets	October 31, 2012	October 31, 2011
Operations
Net investment income (loss)	$2,134,197	$2,071,772
Net realized gain (loss)	8,223,662	12,040,029
Change in net unrealized appreciation (depreciation)	9,278,115	(5,433,491)
Net increase (decrease) in net assets resulting from operations	19,635,974	8,678,310

Distributions to Shareholders
From net investment income:
Investor Class	(2,040,255)	(2,149,583)
Institutional Class	(69,034)	(71,311)
A Class	(44,437)	(56,838)
Decrease in net assets from distributions	(2,153,726)	(2,277,732)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(11,665,672)	(33,415,464)

Net increase (decrease) in net assets	5,816,576	(27,014,886)

Net Assets
Beginning of period	118,132,487	145,147,373
End of period	$123,949,063	$118,132,487

Undistributed net investment income	$1,638,687	$1,673,790

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2012

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Capital Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in common stocks of medium to large companies that management believes to be undervalued at the time of purchase. The fund also will attempt to minimize the impact of federal income taxes on shareholder returns by attempting to minimize taxable distributions to shareholders.

The fund offers the Investor Class, the Institutional Class and the A Class. The A Class may incur an initial sales charge. The A Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

18

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.90% to 1.10% for the Investor Class and A Class. The Institutional Class is 0.20% less at each point within the range. During the year ended October 31, 2012, the investment advisor voluntarily agreed to waive 0.100% of its management fee. The investment advisor expects the fee waiver to continue through July 31, 2013, and cannot terminate it without the approval of the Board of Directors. The total amount of the waiver for each class for the year ended October 31, 2012 was $113,876, $4,448 and $2,832 for the Investor Class, Institutional Class and A Class, respectively. The effective annual management fee before waiver for each class for the year ended October 31, 2012 was 1.10% for the Investor Class and A Class and 0.90% for the Institutional Class. The effective annual management fee after waiver for each class for the year ended October 31, 2012 was 1.00% for the Investor Class and A Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a Master Distribution and Individual Shareholder Services Plan (the plan) for the A Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on the A Class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the year ended October 31, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

20

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2012 were $38,292,289 and $49,751,938, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2012		Year ended October 31, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	1,371,428	$8,875,075	1,861,396	$11,169,225
Issued in reinvestment of distributions	332,121	1,949,551	325,518	1,927,066
Redeemed	(3,332,680)	(21,270,073)	(7,465,681)	(44,959,583)
	(1,629,131)	(10,445,447)	(5,278,767)	(31,863,292)
Institutional Class/Shares Authorized	15,000,000		15,000,000
Sold	306,311	1,903,786	273,829	1,635,705
Issued in reinvestment of distributions	11,445	67,183	7,940	47,007
Redeemed	(351,998)	(2,267,771)	(369,861)	(2,257,450)
	(34,242)	(296,802)	(88,092)	(574,738)
A Class/Shares Authorized	50,000,000		50,000,000
Sold	101,370	650,478	105,439	642,697
Issued in reinvestment of distributions	7,540	44,259	9,570	56,655
Redeemed	(261,248)	(1,618,160)	(278,681)	(1,676,786)
	(152,338)	(923,423)	(163,672)	(977,434)
Net increase (decrease)	(1,815,711)	$(11,665,672)	(5,530,531)	$(33,415,464)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

21

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$121,207,448	$1,177,506	—
Temporary Cash Investments	—	1,551,543	—
Total Value of Investment Securities	$121,207,448	$2,729,049	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(3,467)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of October 31, 2012, is disclosed on the Statement of Assets and Liabilities as a liability of $3,467 in unrealized loss on forward foreign currency exchange contracts. For the year ended October 31, 2012, the effect of foreign currency risk derivative instruments on the Statement of Operations was $(6,680) in net realized gain (loss) on foreign currency transactions and $(3,467) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

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8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$2,153,726	$2,277,732
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$98,054,587
Gross tax appreciation of investments	$27,855,015
Gross tax depreciation of investments	(1,973,105)
Net tax appreciation (depreciation) of investments	$25,881,910
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$(69)
Net tax appreciation (depreciation)	$25,881,841
Undistributed ordinary income	$1,635,220
Accumulated short-term capital losses	$(9,649,273)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$5.96	0.11	0.93	1.04	(0.11)	—	(0.11)	$6.89	17.80%	1.00%	1.10%	1.76%	1.66%	32%	$117,210
2011	$5.73	0.09	0.23	0.32	(0.09)	—	(0.09)	$5.96	5.67%	1.00%	1.10%	1.53%	1.43%	37%	$111,188
2010	$5.32	0.09	0.42	0.51	(0.10)	—	(0.10)	$5.73	9.69%	1.09%	1.11%	1.56%	1.54%	27%	$137,037
2009	$5.17	0.11	0.21	0.32	(0.17)	—	(0.17)	$5.32	6.85%	1.10%	1.10%	2.33%	2.33%	19%	$158,431
2008	$8.78	0.14	(3.28)	(3.14)	(0.13)	(0.34)	(0.47)	$5.17	(37.52)%	1.10%	1.10%	1.98%	1.98%	26%	$185,569
Institutional Class
2012	$5.97	0.12	0.93	1.05	(0.12)	—	(0.12)	$6.90	18.00%	0.80%	0.90%	1.96%	1.86%	32%	$3,943
2011	$5.74	0.10	0.24	0.34	(0.11)	—	(0.11)	$5.97	5.87%	0.80%	0.90%	1.73%	1.63%	37%	$3,618
2010	$5.32	0.10	0.43	0.53	(0.11)	—	(0.11)	$5.74	10.11%	0.89%	0.91%	1.76%	1.74%	27%	$3,980
2009	$5.17	0.12	0.21	0.33	(0.18)	—	(0.18)	$5.32	7.07%	0.90%	0.90%	2.53%	2.53%	19%	$8,035
2008	$8.79	0.15	(3.28)	(3.13)	(0.15)	(0.34)	(0.49)	$5.17	(37.46)%	0.90%	0.90%	2.18%	2.18%	26%	$12,030

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For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Operating Expenses (before expense waiver)	Net Investment Income (Loss)	Net Investment Income (Loss) (before expense waiver)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
A Class(3)
2012	$5.95	0.10	0.92	1.02	(0.10)	—	(0.10)	$6.87	17.37%	1.25%	1.35%	1.51%	1.41%	32%	$2,796
2011	$5.72	0.08	0.23	0.31	(0.08)	—	(0.08)	$5.95	5.41%	1.25%	1.35%	1.28%	1.18%	37%	$3,326
2010	$5.30	0.07	0.44	0.51	(0.09)	—	(0.09)	$5.72	9.64%	1.34%	1.36%	1.31%	1.29%	27%	$4,130
2009	$5.15	0.10	0.21	0.31	(0.16)	—	(0.16)	$5.30	6.59%	1.35%	1.35%	2.08%	2.08%	19%	$4,881
2008	$8.76	0.12	(3.28)	(3.16)	(0.11)	(0.34)	(0.45)	$5.15	(37.78)%	1.35%	1.35%	1.73%	1.73%	26%	$7,004

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Capital Value Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”) as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Value Fund of American Century Mutual Funds, Inc., as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 19, 2012

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Approval of Management Agreement

At a meeting held on June 21, 2012, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

30

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time

31

horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

32

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

33

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2012.

For corporate taxpayers, the fund hereby designates $2,153,726, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2012 as qualified for the corporate dividends received deduction.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-76900   1212

ANNUAL REPORT           OCTOBER 31, 2012

Fundamental Equity Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	16
Statement of Operations	17
Statement of Changes in Net Assets	18
Notes to Financial Statements	19
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	27
Management	28
Approval of Management Agreement	31
Additional Information	36

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2012. Our report offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated insights, we encourage you to visit our website, americancentury.com.

Favorable Fiscal-Year Returns for Most U.S. Stock and Bond Benchmarks

In a period fraught with concerns about factors such as the global economic recovery, European financial system stability, and the U.S. political picture, the 12-month returns for U.S. investors were generally favorable.

Both U.S. stocks and bonds rallied for much of the period, with U.S. equities generally outperforming their non-U.S. counterparts. The S&P 500 Index advanced 15.21%, compared with 4.61% for the MSCI EAFE (Europe, Australasia, Far East) Index. The Barclays U.S. Aggregate Bond Index returned 5.25%, and the 10-year U.S. Treasury note returned 7.47%, according to Barclays.

As it turned out, the overseas setbacks and the coordinated monetary policy response provided by prominent central banks around the world ultimately proved beneficial to the U.S. capital markets. Both U.S. stocks and bonds generally benefited from global investors’ trust in the U.S. financial system and from declining interest rates, helped by central bank purchases of government securities. The 10-year U.S. Treasury yield fell to a record low during the period, finishing at 1.69%.

The U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the outlook for 2013 remains guarded, as the fragile recovery remains vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board has once again completed its annual review of the advisory contract between the American Century Investments mutual funds overseen by the board and the funds’ advisor, American Century Investment Management, Inc. This process, often referred to as the 15(c) review, involves the independent directors considering all of the material monitored throughout the year and evaluating a wide range of factors to determine whether the management fee paid by each fund to the advisor is reasonable.

The independent directors’ rationale for this decision is provided in detail in this, or in a previous, report. However, there are several highlights that should be of interest to all shareholders.

•	Fund performance and client service continue to be rated among the industry’s best.

•	Target date and other asset allocation products continue to successfully gather assets and industry acclaim.

•	Compliance programs continue to function successfully with no issues impacting shareholder interests.

•	Fees were found to be within an acceptable competitive range, with minor fee waivers being negotiated on five funds.

Knowing that most shareholders are long term investors, the board was particularly pleased with our succession planning review. Talented professionals are being added within portfolio management and experienced managers have been added to the senior management team.

Overall it was a very positive review for the American Century Investments mutual funds during a challenging market environment.

Best personal regards,
Don Pratt

3

Market Perspective

By Greg Woodhams, Chief Investment Officer, U.S. Growth Equity—Large Cap

Stocks Advanced in a Volatile Year

U.S. equities produced solid gains during a sometimes volatile 12 months ended October 31, 2012. Stocks began the period with gains, buoyed by continued improvement in the economy and corporate earnings. The unemployment rate fell to its lowest level in three years by February 2012, while consumer confidence and the housing sector both showed clear signs of recovery. Equity investors also got some promising news out of Europe, as the European Central Bank provided support for the Continent’s banking sector.

However, stocks declined sharply from about April to June. Evidence of slowing economic activity in the U.S. and increasing turmoil in Europe weighed on investor confidence. Indeed, austerity policies and high rates of joblessness weighed on growth, with many European countries in recession at some point during 2012. Nevertheless, equity markets finished the fiscal year with a sharp rebound after the economic data, particularly in the U.S., turned out to be not as bad as feared.

Value Outperformed Growth, Large Outperformed Small

In that environment, value-oriented shares outperformed growth across all capitalization ranges as measured by the various Russell indices (see accompanying returns table). In terms of returns by size, large-capitalization stocks did better than those of mid- and small-cap companies.

Looking at the major sectors in the Russell 1000 Growth Index, performance was positive, but widely divergent, reflecting the volatile nature of the reporting period. For example, traditionally economically sensitive sectors such as energy, materials, and industrials lagged amid the uncertain outlook for global growth. Stocks with exposure to powerful themes, such as mobile and cloud computing and wireless communication, did well. Indeed, telecommunication services was the top-performing sector in both the Russell 1000 and Midcap Growth indices, driven by gains among wireless providers.

U.S. Stock Index Returns
For the 12 months ended October 31, 2012
Russell 1000 Index (Large-Cap)	14.97%	Russell 2000 Index (Small-Cap)	12.08%
Russell 1000 Growth Index	13.02%	Russell 2000 Growth Index	9.70%
Russell 1000 Value Index	16.89%	Russell 2000 Value Index	14.47%
Russell Midcap Index	12.15%
Russell Midcap Growth Index	9.09%
Russell Midcap Value Index	14.99%

4

Performance

Total Returns as of October 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
A Class No sales charge* With sales charge*	AFDAX	15.48% 8.84%	0.32% -0.86%	6.67% 5.87%	11/30/04
S&P 500 Index	—	15.21%	0.36%	4.51%	—
Investor Class	AFDIX	15.65%	0.56%	6.31%	7/29/05
Institutional Class	AFEIX	15.93%	0.77%	6.52%	7/29/05
B Class No sales charge* With sales charge*	AFDBX	14.60% 10.60%	-0.44% -0.64%	5.86% 5.86%	11/30/04
C Class	AFDCX	14.59%	-0.44%	5.86%	11/30/04
R Class	AFDRX	15.09%	0.04%	5.77%	7/29/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over Life of Class
$10,000 investment made November 30, 2004

*	From 11/30/04, the A Class’s inception date. Not annualized. The A Class’s initial investment is $9,425 to reflect the maximum 5.75% initial sales charge.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.01%	0.81%	1.26%	2.01%	2.01%	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: Greg Woodhams, Prescott LeGard, Justin Brown, and Joe Reiland

Performance Summary

Fundamental Equity returned 15.48%* for the 12 months ended October 31, 2012, outpacing its benchmark, the S&P 500 Index, which returned 15.21%.

As discussed in the Market Perspective on page 4, equity indices generally gained during the reporting period, although they struggled with the challenges of a tepid global economic recovery and continued sovereign debt concerns in Europe. In this environment, large-cap stocks outperformed their mid- and small-cap counterparts, and value-oriented shares outperformed growth stocks.

Within the portfolio, Fundamental Equity derived positive absolute returns from every sector in which it invested. Relative to the benchmark, security selection in the consumer discretionary sector accounted for the bulk of outperformance. Stock decisions in the energy and information technology sectors also contributed to gains versus the benchmark. Holdings in the health care and consumer staples sectors partially trimmed those relative results.

Consumer Discretionary Led Outperformance

Within the consumer discretionary sector, the largest source of relative gains was the specialty retail industry. Here, the portfolio was rewarded for on overweight position in Home Depot, which outperformed as housing data for both new construction and renovations started to stabilize and improve.

An overweight allocation to the media industry contributed meaningfully to relative results. As optimism about the economic environment increased, advertising spending grew, helping companies in the industry group. The portfolio’s overweight position in Comcast Cable was the most significant individual contributor in the sector. Comcast’s strong earnings were largely attributable to growth in its Internet and cable television division, as well as strong revenue from its NBCUniversal unit, which increased advertising dollars through its coverage of the Olympics. Elsewhere in the sector, stock decisions in the hotels, restaurants, and leisure group helped performance versus the benchmark.

Energy, Information Technology Contributed

In the energy sector, Fundamental Equity was rewarded for its stock selection in the oil, gas, and consumable fuels group. The portfolio held positions in several strong performers, while underweighting or completely avoiding some benchmark laggards. The portfolio underweighted the energy equipment and services industry group, an allocation decision that also benefited relative results.

The information technology sector was also a source of relative outperformance. Here, an overweight position in Apple added significantly to results, as the company unveiled its much-anticipated iPhone 5 in September, selling more than five million units in its debut weekend. Apple also won a patent lawsuit against Samsung, its major rival in the smart phone market. Also in the sector, the portfolio benefited from effective stock decisions in the software group.

*
All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 5.75%. Had the sales charge been applied, returns would be lower than those shown.

7

Although returns from the information technology sector overall outpaced the benchmark, some positions underperformed. Semiconductor company Marvell Technology Group, which struggled on fears of slower computer hard drive sales and increased competition in the China wireless chip business, detracted from relative results.

Health Care, Consumer Staples Lagged

The health care sector was a source of underperformance relative to the benchmark. Here, stock selection among health care providers and pharmaceutical companies hurt relative results.

Despite the underperformance from the sector overall, an overweight stake in Amgen was the largest individual contributor to relative returns. The biotechnology company outperformed on a strong report driven by increased demand for its rheumatoid arthritis (Embrel) and osteoporosis (Prolia) drugs.

In the consumer staples sector, an overweight position in Tyson Foods detracted. The meat processor posted lower earnings for its fiscal third quarter of 2012 on early extinguishment of debt, and lowered profit guidance on the full year of 2012 due to lower-than-expected demand for protein in the U.S.

Outlook

Fundamental Equity generally invests in larger-sized companies, although it may invest in companies of any size. The managers use a quantitative model that combines fundamental measures of a stock’s value and growth potential. The fund seeks to provide better returns than, and a dividend yield comparable to, its benchmark, the S&P 500 Index, without taking on significant additional risk. Regardless of market environment, we will remain focused on our methodology of identifying attractively valued companies.

8

Fund Characteristics

OCTOBER 31, 2012
Top Ten Holdings	% of net assets
Exxon Mobil Corp.	4.8%
Apple, Inc.	4.5%
International Business Machines Corp.	3.0%
Microsoft Corp.	2.4%
Chevron Corp.	2.1%
Procter & Gamble Co. (The)	2.0%
Comcast Corp., Class A	1.9%
Wells Fargo & Co.	1.8%
Home Depot, Inc. (The)	1.8%
Amgen, Inc.	1.8%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	10.5%
Pharmaceuticals	5.9%
Computers and Peripherals	5.6%
IT Services	5.2%
Media	5.0%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.1%
Exchange-Traded Funds	0.1%
Total Equity Exposure	99.2%
Temporary Cash Investments	0.9%
Other Assets and Liabilities	(0.1)%

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2012 to October 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Expenses Paid During Period(1) 5/1/12 - 10/31/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,022.80	$5.14	1.01%
Institutional Class	$1,000	$1,024.10	$4.12	0.81%
A Class	$1,000	$1,021.40	$6.40	1.26%
B Class	$1,000	$1,017.40	$10.19	2.01%
C Class	$1,000	$1,018.10	$10.20	2.01%
R Class	$1,000	$1,020.10	$7.67	1.51%
Hypothetical
Investor Class	$1,000	$1,020.06	$5.13	1.01%
Institutional Class	$1,000	$1,021.06	$4.12	0.81%
A Class	$1,000	$1,018.80	$6.39	1.26%
B Class	$1,000	$1,015.03	$10.18	2.01%
C Class	$1,000	$1,015.03	$10.18	2.01%
R Class	$1,000	$1,017.55	$7.66	1.51%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

11

Schedule of Investments

OCTOBER 31, 2012

	Shares	Value
Common Stocks — 99.1%
AEROSPACE AND DEFENSE — 3.1%
General Dynamics Corp.	17,955	$1,222,377
Honeywell International, Inc.	46,850	2,869,094
Lockheed Martin Corp.	2,685	251,504
Northrop Grumman Corp.	2,612	179,418
United Technologies Corp.	11,665	911,736
		5,434,129
AIR FREIGHT AND LOGISTICS — 0.8%
United Parcel Service, Inc., Class B	18,214	1,334,176
AIRLINES — 0.2%
Allegiant Travel Co.(1)	4,258	309,727
AUTOMOBILES — 0.6%
Ford Motor Co.	89,029	993,564
BEVERAGES — 0.9%
Dr Pepper Snapple Group, Inc.	31,200	1,336,920
PepsiCo, Inc.	4,422	306,179
		1,643,099
BIOTECHNOLOGY — 1.9%
Amgen, Inc.	35,460	3,068,886
Gilead Sciences, Inc.(1)	3,537	237,545
		3,306,431
CAPITAL MARKETS — 0.4%
Ameriprise Financial, Inc.	3,669	214,159
Legg Mason, Inc.	18,141	462,233
		676,392
CHEMICALS — 1.3%
Ashland, Inc.	1,314	93,491
CF Industries Holdings, Inc.	2,730	560,169
E.I. du Pont de Nemours & Co.	7,143	318,006
Eastman Chemical Co.	1,966	116,466
LyondellBasell Industries NV, Class A	18,060	964,223
Monsanto Co.	435	37,441
PPG Industries, Inc.	979	114,621
		2,204,417
COMMERCIAL BANKS — 2.6%
Bank of Hawaii Corp.	7,263	320,734
PNC Financial Services Group, Inc.	16,148	939,652
Wells Fargo & Co.	95,584	3,220,225
		4,480,611
COMMERCIAL SERVICES AND SUPPLIES — 0.2%
Knoll, Inc.	19,264	277,209
COMMUNICATIONS EQUIPMENT — 1.3%
Cisco Systems, Inc.	81,192	1,391,631
Motorola Solutions, Inc.	3,326	171,888
QUALCOMM, Inc.	12,385	725,451
		2,288,970
COMPUTERS AND PERIPHERALS — 5.6%
Apple, Inc.	13,201	7,855,915
EMC Corp.(1)	69,494	1,697,043
Hewlett-Packard Co.	12,188	168,804
		9,721,762
CONSTRUCTION AND ENGINEERING — 0.2%
EMCOR Group, Inc.	8,126	261,332
Fluor Corp.	2,241	125,160
Foster Wheeler AG(1)	1,637	36,456
		422,948
CONSUMER FINANCE — 2.0%
American Express Co.	15,968	893,729
Capital One Financial Corp.	28,454	1,712,077
Discover Financial Services	21,579	884,739
		3,490,545
DIVERSIFIED FINANCIAL SERVICES — 3.2%
Citigroup, Inc.	78,052	2,918,365
JPMorgan Chase & Co.	61,868	2,578,658
		5,497,023
DIVERSIFIED TELECOMMUNICATION SERVICES — 2.7%
AT&T, Inc.	81,534	2,820,261
Verizon Communications, Inc.	43,182	1,927,645
		4,747,906
ELECTRIC UTILITIES — 1.7%
FirstEnergy Corp.	18,531	847,237
Northeast Utilities	15,432	606,478
Xcel Energy, Inc.	50,160	1,417,020
		2,870,735
ELECTRICAL EQUIPMENT — 1.1%
Belden, Inc.	10,027	358,967
Emerson Electric Co.	32,108	1,554,990
		1,913,957
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.1%
Jabil Circuit, Inc.	9,064	157,170
ENERGY EQUIPMENT AND SERVICES — 1.0%
Halliburton Co.	13,957	450,671
National Oilwell Varco, Inc.	12,101	891,844
Patterson-UTI Energy, Inc.	21,922	354,698
		1,697,213

12

	Shares	Value
FOOD AND STAPLES RETAILING — 2.0%
Kroger Co. (The)	2,219	$55,963
Safeway, Inc.	10,878	177,420
SYSCO Corp.	1,571	48,811
Wal-Mart Stores, Inc.	34,046	2,554,131
Walgreen Co.	19,629	691,530
		3,527,855
FOOD PRODUCTS — 2.9%
Archer-Daniels-Midland Co.	10,086	270,708
Bunge Ltd.	3,532	250,878
ConAgra Foods, Inc.	16,521	459,945
H.J. Heinz Co.	35,973	2,068,807
Kraft Foods Group, Inc.(1)	1,414	64,309
Mondelez International, Inc. Class A	4,243	112,609
Smithfield Foods, Inc.(1)	27,409	561,062
Tyson Foods, Inc., Class A	70,090	1,178,213
		4,966,531
GAS UTILITIES — 0.1%
Questar Corp.	9,115	184,488
HEALTH CARE EQUIPMENT AND SUPPLIES — 0.4%
Baxter International, Inc.	2,041	127,828
Covidien plc	1,377	75,666
Medtronic, Inc.	4,493	186,819
Stryker Corp.	5,105	268,523
		658,836
HEALTH CARE PROVIDERS AND SERVICES — 4.5%
Aetna, Inc.	19,854	867,620
AmerisourceBergen Corp.	50,609	1,996,019
Cardinal Health, Inc.	40,927	1,683,327
Express Scripts Holding Co.(1)	4,772	293,669
Humana, Inc.	11,407	847,198
UnitedHealth Group, Inc.	38,582	2,160,592
		7,848,425
HOTELS, RESTAURANTS AND LEISURE — 1.3%
Bally Technologies, Inc.(1)	3,800	189,696
Cheesecake Factory, Inc. (The)	2,817	93,130
Starbucks Corp.	10,949	502,559
Wyndham Worldwide Corp.	17,900	902,160
Wynn Resorts Ltd.	4,699	568,861
Yum! Brands, Inc.	527	36,948
		2,293,354
HOUSEHOLD DURABLES — 0.1%
Tupperware Brands Corp.	3,860	228,126
HOUSEHOLD PRODUCTS — 2.4%
Colgate-Palmolive Co.	1,726	181,161
Kimberly-Clark Corp.	6,422	535,916
Procter & Gamble Co. (The)	50,710	3,511,160
		4,228,237
INDUSTRIAL CONGLOMERATES — 1.6%
General Electric Co.	134,595	2,834,571
INSURANCE — 4.5%
ACE Ltd.	10,290	809,309
Aflac, Inc.	10,769	536,081
American Financial Group, Inc.	5,241	203,351
American International Group, Inc.(1)	10,624	371,096
Assurant, Inc.	10,353	391,447
Chubb Corp. (The)	6,226	479,277
MetLife, Inc.	8,479	300,920
Principal Financial Group, Inc.	15,948	439,208
Prudential Financial, Inc.	43,708	2,493,541
Travelers Cos., Inc. (The)	7,562	536,448
Unum Group	60,679	1,230,570
		7,791,248
INTERNET AND CATALOG RETAIL — 0.8%
Amazon.com, Inc.(1)	3,423	796,943
Expedia, Inc.	6,761	399,913
priceline.com, Inc.(1)	190	109,016
TripAdvisor, Inc.(1)	3,345	101,320
		1,407,192
INTERNET SOFTWARE AND SERVICES — 1.9%
AOL, Inc.(1)	4,457	153,009
eBay, Inc.(1)	6,422	310,118
Google, Inc., Class A(1)	4,186	2,845,517
		3,308,644
IT SERVICES — 5.2%
Accenture plc, Class A	17,758	1,197,067
International Business Machines Corp.	26,595	5,173,525
Visa, Inc., Class A	14,404	1,998,699
Western Union Co. (The)	60,423	767,372
		9,136,663
LEISURE EQUIPMENT AND PRODUCTS — 0.3%
Hasbro, Inc.	13,696	492,919
LIFE SCIENCES TOOLS AND SERVICES — 0.3%
Agilent Technologies, Inc.	9,002	323,982
Thermo Fisher Scientific, Inc.	2,686	164,007
		487,989

13

Shares	Value
MACHINERY — 1.8%
AGCO Corp.(1)	3,170	$144,267
Caterpillar, Inc.	3,489	295,902
Cummins, Inc.	5,769	539,863
Dover Corp.	29,226	1,701,538
Oshkosh Corp.(1)	1,545	46,319
Wabtec Corp.	4,915	402,538
		3,130,427
MEDIA — 5.0%
CBS Corp., Class B	41,813	1,354,741
Comcast Corp., Class A	87,685	3,289,065
Gannett Co., Inc.	4,687	79,210
Omnicom Group, Inc.	4,880	233,801
Time Warner Cable, Inc.	12,385	1,227,477
Time Warner, Inc.	49,147	2,135,437
Viacom, Inc., Class B	6,879	352,686
		8,672,417
METALS AND MINING — 0.9%
Cliffs Natural Resources, Inc.	9,078	329,259
Freeport-McMoRan Copper & Gold, Inc.	25,985	1,010,297
Reliance Steel & Aluminum Co.	4,063	220,783
		1,560,339
MULTI-UTILITIES — 1.4%
Ameren Corp.	3,739	122,938
CenterPoint Energy, Inc.	57,074	1,236,794
DTE Energy Co.	16,290	1,011,609
Public Service Enterprise Group, Inc.	2,161	69,238
		2,440,579
MULTILINE RETAIL — 0.5%
Dillard’s, Inc., Class A	2,969	228,613
Macy’s, Inc.	14,551	553,957
		782,570
OIL, GAS AND CONSUMABLE FUELS — 10.5%
Chevron Corp.	33,527	3,695,011
ConocoPhillips	36,074	2,086,881
Exxon Mobil Corp.	92,201	8,405,965
Hess Corp.	5,845	305,460
HollyFrontier Corp.	27,858	1,076,154
Murphy Oil Corp.	8,584	515,040
Occidental Petroleum Corp.	18,443	1,456,259
Peabody Energy Corp.	10,092	281,567
Valero Energy Corp.	7,929	230,734
Williams Cos., Inc. (The)	7,338	256,757
WPX Energy, Inc.(1)	2,446	41,435
		18,351,263
PAPER AND FOREST PRODUCTS — 0.9%
International Paper Co.	41,977	1,504,036
PHARMACEUTICALS — 5.9%
Abbott Laboratories	44,957	2,945,583
Bristol-Myers Squibb Co.	72,702	2,417,342
Hospira, Inc.(1)	8,663	265,867
Johnson & Johnson	39,262	2,780,535
Merck & Co., Inc.	2,913	132,920
Pfizer, Inc.	71,847	1,786,835
		10,329,082
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.3%
American Tower Corp.	15,350	1,155,701
Public Storage	6,092	844,534
Simon Property Group, Inc.	1,455	221,466
		2,221,701
ROAD AND RAIL — 1.2%
CSX Corp.	8,401	171,968
Norfolk Southern Corp.	1,818	111,534
Ryder System, Inc.	16,579	748,045
Union Pacific Corp.	9,241	1,136,920
		2,168,467
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 1.8%
Altera Corp.	31,385	956,615
Intel Corp.	59,598	1,288,807
Marvell Technology Group Ltd.	45,213	356,731
Texas Instruments, Inc.	18,371	516,041
		3,118,194
SOFTWARE — 3.3%
Microsoft Corp.	148,050	4,224,607
Oracle Corp.	29,294	909,579
Red Hat, Inc.(1)	779	38,303
Symantec Corp.(1)	35,973	654,349
		5,826,838
SPECIALTY RETAIL — 3.7%
AutoZone, Inc.(1)	776	291,000
Chico’s FAS, Inc.	13,411	249,445
Gap, Inc. (The)	27,835	994,266
Home Depot, Inc. (The)	52,272	3,208,455
Limited Brands, Inc.	2,250	107,753
Lowe’s Cos., Inc.	17,823	577,109
Pier 1 Imports, Inc.	53,078	1,082,791
		6,510,819
TEXTILES, APPAREL AND LUXURY GOODS — 0.2%
Coach, Inc.	7,666	429,679

14

Shares	Value
TOBACCO — 1.5%
Altria Group, Inc.	8,729	$277,582
Lorillard, Inc.	1,819	211,022
Philip Morris International, Inc.	23,715	2,100,201
		2,588,805
TOTAL COMMON STOCKS (Cost $118,887,328)		172,498,278
Exchange-Traded Funds — 0.1%
SPDR S&P 500 ETF Trust (Cost $170,376)	1,358	191,722
Temporary Cash Investments — 0.9%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 2.00%, 1/31/16 - 6/30/16, valued at $695,769), in a joint trading account at 0.23%, dated 10/31/12, due 11/1/12 (Delivery value $681,749)		681,745
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.125% - 3.75%, 8/15/41 - 2/15/42, valued at $697,387), in a joint trading account at 0.20%, dated 10/31/12, due 11/1/12 (Delivery value $681,749)		681,745
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.625%, 2/15/40, valued at $289,600), in a joint trading account at 0.16%, dated 10/31/12, due 11/1/12 (Delivery value $283,970)		$283,969
SSgA U.S. Government Money Market Fund	668	668
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,648,127)		1,648,127
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $120,705,831)		174,338,127
OTHER ASSETS AND LIABILITIES — (0.1)%		(196,532)
TOTAL NET ASSETS — 100.0%		$174,141,595

Notes to Schedule of Investments

ETF = Exchange-Traded Fund
SPDR = Standard & Poor’s Depositary Receipts

(1) Non-income producing.

See Notes to Financial Statements

15

Statement of Assets and Liabilities

OCTOBER 31, 2012
Assets
Investment securities, at value (cost of $120,705,831)	$174,338,127
Receivable for investments sold	120,958
Receivable for capital shares sold	124,632
Dividends and interest receivable	234,593
174,818,310

Liabilities
Payable for capital shares redeemed	488,499
Accrued management fees	148,553
Distribution and service fees payable	39,663
676,715

Net Assets	$174,141,595

Net Assets Consist of:
Capital (par value and paid-in surplus)	$227,756,276
Undistributed net investment income	1,444,585
Accumulated net realized loss	(108,691,562)
Net unrealized appreciation	53,632,296
$174,141,595

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$38,249,996	2,580,272	$14.82
Institutional Class, $0.01 Par Value	$9,224,994	621,342	$14.85
A Class, $0.01 Par Value	$105,718,150	7,144,382	$14.80*
B Class, $0.01 Par Value	$3,165,164	216,790	$14.60
C Class, $0.01 Par Value	$14,966,510	1,024,747	$14.61
R Class, $0.01 Par Value	$2,816,781	191,036	$14.74

*Maximum offering price $15.70 (net asset value divided by 0.9425).

See Notes to Financial Statements.

16

Statement of Operations

YEAR ENDED OCTOBER 31, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $17,218)	$4,229,557
Interest	1,348
4,230,905

Expenses:
Management fees	1,743,782
Distribution and service fees:
A Class	266,679
B Class	31,956
C Class	147,966
R Class	11,563
Directors’ fees and expenses	11,824
Other expenses	1,486
2,215,256

Net investment income (loss)	2,015,649

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	7,398,817
Foreign currency transactions	45
7,398,862

Change in net unrealized appreciation (depreciation) on investments	15,225,088

Net realized and unrealized gain (loss)	22,623,950

Net Increase (Decrease) in Net Assets Resulting from Operations	$24,639,599

See Notes to Financial Statements.

17

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2012 AND OCTOBER 31, 2011
Increase (Decrease) in Net Assets	October 31, 2012	October 31, 2011
Operations
Net investment income (loss)	$2,015,649	$1,583,623
Net realized gain (loss)	7,398,862	10,077,638
Change in net unrealized appreciation (depreciation)	15,225,088	6,419,151
Net increase (decrease) in net assets resulting from operations	24,639,599	18,080,412

Distributions to Shareholders
From net investment income:
Investor Class	(478,590)	(476,248)
Institutional Class	(111,278)	(1,525)
A Class	(981,254)	(1,090,905)
B Class	(7,176)	(3,497)
C Class	(32,405)	(13,721)
R Class	(13,234)	(16,038)
Decrease in net assets from distributions	(1,623,937)	(1,601,934)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(20,705,063)	(37,702,737)

Net increase (decrease) in net assets	2,310,599	(21,224,259)

Net Assets
Beginning of period	171,830,996	193,055,255
End of period	$174,141,595	$171,830,996

Undistributed net investment income	$1,444,585	$1,058,401

See Notes to Financial Statements.

18

Notes to Financial Statements

OCTOBER 31, 2012

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Fundamental Equity Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. Income is a secondary objective. The fund pursues its objectives using a quantitative model that combines fundamental measures of a stock’s value and growth potential. The fund generally invests in larger-sized companies, although it may invest in companies of any size.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

19

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

20

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 1.000% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the year ended October 31, 2012 was 1.00% for the Investor Class, A Class, B Class, C Class and R Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2012 were $31,732,380 and $51,603,398, respectively.

21

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2012		Year ended October 31, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	1,342,007	$18,814,978	1,087,184	$13,925,436
Issued in reinvestment of distributions	35,466	454,676	36,152	451,179
Redeemed	(2,344,052)	(31,995,934)	(1,067,200)	(13,854,962)
	(966,579)	(12,726,280)	56,136	521,653
Institutional Class/Shares Authorized	25,000,000		25,000,000
Sold	679,623	8,808,345	1,571	20,636
Issued in reinvestment of distributions	8,687	111,278	122	1,525
Redeemed	(74,872)	(1,040,106)	(3,787)	(50,840)
	613,438	7,879,517	(2,094)	(28,679)
A Class/Shares Authorized	150,000,000		150,000,000
Sold	1,044,206	14,687,028	1,054,724	13,579,202
Issued in reinvestment of distributions	71,129	911,874	84,114	1,049,738
Redeemed	(2,172,087)	(30,183,533)	(3,834,225)	(49,366,679)
	(1,056,752)	(14,584,631)	(2,695,387)	(34,737,739)
B Class/Shares Authorized	25,000,000		25,000,000
Sold	2,968	40,429	2,834	36,606
Issued in reinvestment of distributions	521	6,630	262	3,246
Redeemed	(31,934)	(443,468)	(83,929)	(1,056,396)
	(28,445)	(396,409)	(80,833)	(1,016,544)
C Class/Shares Authorized	50,000,000		50,000,000
Sold	134,302	1,852,399	171,419	2,193,034
Issued in reinvestment of distributions	1,594	20,313	729	9,037
Redeemed	(205,903)	(2,860,466)	(335,718)	(4,280,843)
	(70,007)	(987,754)	(163,570)	(2,078,772)
R Class/Shares Authorized	10,000,000		10,000,000
Sold	103,146	1,481,207	36,394	467,960
Issued in reinvestment of distributions	1,034	13,234	1,286	16,038
Redeemed	(103,525)	(1,383,947)	(68,028)	(846,654)
	655	110,494	(30,348)	(362,656)
Net increase (decrease)	(1,507,690)	$(20,705,063)	(2,916,096)	$(37,702,737)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

22

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$172,498,278	—	—
Exchange-Traded Funds	191,722	—	—
Temporary Cash Investments	668	$1,647,459	—
Total Value of Investment Securities	$172,690,668	$1,647,459	—

7. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$1,623,937	$1,601,934
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$124,761,624
Gross tax appreciation of investments	$52,758,974
Gross tax depreciation of investments	(3,182,471)
Net tax appreciation (depreciation) of investments	$49,576,503
Undistributed ordinary income	$1,444,585
Accumulated short-term capital losses	$(104,635,769)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(31,004,542)and $(73,631,227) expire in 2016 and 2017 respectively.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$12.97	0.20	1.81	2.01	(0.16)	—	(0.16)	$14.82	15.65%	1.01%	1.39%	18%	$38,250
2011	$11.95	0.14	1.02	1.16	(0.14)	—	(0.14)	$12.97	9.72%	1.01%	1.11%	18%	$45,991
2010	$10.57	0.12	1.40	1.52	(0.14)	—	(0.14)	$11.95	14.47%	1.02%	1.06%	29%	$41,698
2009	$9.93	0.12	0.66	0.78	(0.14)	—	(0.14)	$10.57	8.16%	1.01%	1.37%	64%	$37,918
2008	$15.68	0.15	(5.42)	(5.27)	(0.12)	(0.36)	(0.48)	$9.93	(34.56)%	1.01%	1.15%	97%	$37,535
Institutional Class
2012	$12.99	0.21	1.83	2.04	(0.18)	—	(0.18)	$14.85	15.93%	0.81%	1.59%	18%	$9,225
2011	$11.96	0.17	1.02	1.19	(0.16)	—	(0.16)	$12.99	10.02%	0.81%	1.31%	18%	$103
2010	$10.59	0.15	1.38	1.53	(0.16)	—	(0.16)	$11.96	14.57%	0.82%	1.26%	29%	$120
2009	$9.94	0.16	0.65	0.81	(0.16)	—	(0.16)	$10.59	8.47%	0.81%	1.57%	64%	$274
2008	$15.70	0.19	(5.44)	(5.25)	(0.15)	(0.36)	(0.51)	$9.94	(34.45)%	0.81%	1.35%	97%	$589
A Class
2012	$12.94	0.16	1.82	1.98	(0.12)	—	(0.12)	$14.80	15.48%	1.26%	1.14%	18%	$105,718
2011	$11.93	0.11	1.01	1.12	(0.11)	—	(0.11)	$12.94	9.38%	1.26%	0.86%	18%	$106,159
2010	$10.56	0.09	1.39	1.48	(0.11)	—	(0.11)	$11.93	14.10%	1.27%	0.81%	29%	$129,960
2009	$9.91	0.11	0.66	0.77	(0.12)	—	(0.12)	$10.56	8.00%	1.26%	1.12%	64%	$159,959
2008	$15.65	0.12	(5.41)	(5.29)	(0.09)	(0.36)	(0.45)	$9.91	(34.73)%	1.26%	0.90%	97%	$218,469

24

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
B Class
2012	$12.77	0.06	1.80	1.86	(0.03)	—	(0.03)	$14.60	14.60%	2.01%	0.39%	18%	$3,165
2011	$11.77	0.01	1.00	1.01	(0.01)	—	(0.01)	$12.77	8.59%	2.01%	0.11%	18%	$3,133
2010	$10.42	0.01	1.37	1.38	(0.03)	—	(0.03)	$11.77	13.23%	2.02%	0.06%	29%	$3,838
2009	$9.78	0.03	0.66	0.69	(0.05)	—	(0.05)	$10.42	7.17%	2.01%	0.37%	64%	$4,043
2008	$15.45	0.02	(5.36)	(5.34)	—	(0.33)	(0.33)	$9.78	(35.23)%	2.01%	0.15%	97%	$4,195
C Class
2012	$12.78	0.05	1.81	1.86	(0.03)	—	(0.03)	$14.61	14.59%	2.01%	0.39%	18%	$14,967
2011	$11.77	0.01	1.01	1.02	(0.01)	—	(0.01)	$12.78	8.68%	2.01%	0.11%	18%	$13,990
2010	$10.42	0.01	1.37	1.38	(0.03)	—	(0.03)	$11.77	13.23%	2.02%	0.06%	29%	$14,816
2009	$9.79	0.03	0.65	0.68	(0.05)	—	(0.05)	$10.42	7.06%	2.01%	0.37%	64%	$15,311
2008	$15.46	0.02	(5.36)	(5.34)	—	(0.33)	(0.33)	$9.79	(35.20)%	2.01%	0.15%	97%	$18,919
R Class
2012	$12.90	0.13	1.80	1.93	(0.09)	—	(0.09)	$14.74	15.09%	1.51%	0.89%	18%	$2,817
2011	$11.89	0.08	1.00	1.08	(0.07)	—	(0.07)	$12.90	9.14%	1.51%	0.61%	18%	$2,456
2010	$10.52	0.06	1.39	1.45	(0.08)	—	(0.08)	$11.89	13.86%	1.52%	0.56%	29%	$2,624
2009	$9.88	0.06	0.68	0.74	(0.10)	—	(0.10)	$10.52	7.64%	1.51%	0.87%	64%	$2,650
2008	$15.61	0.09	(5.41)	(5.32)	(0.05)	(0.36)	(0.41)	$9.88	(34.92)%	1.51%	0.65%	97%	$364

25

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

26

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fundamental Equity Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”) as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fundamental Equity Fund of American Century Mutual Funds, Inc., as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 19, 2012

27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted.
No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

30

Approval of Management Agreement

At a meeting held on June 21, 2012, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

31

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons.

32

The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

33

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

34

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2012.

For corporate taxpayers, the fund hereby designates $1,623,937, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2012 as qualified for the corporate dividends received deduction.

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-76898   1212

ANNUAL REPORT           OCTOBER 31, 2012

Focused Growth Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	24
Management	25
Approval of Management Agreement	28
Additional Information	33

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2012. Our report offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated insights, we encourage you to visit our website, americancentury.com.

Favorable Fiscal-Year Returns for Most U.S. Stock and Bond Benchmarks

In a period fraught with concerns about factors such as the global economic recovery, European financial system stability, and the U.S. political picture, the 12-month returns for U.S. investors were generally favorable.

Both U.S. stocks and bonds rallied for much of the period, with U.S. equities generally outperforming their non-U.S. counterparts. The S&P 500 Index advanced 15.21%, compared with 4.61% for the MSCI EAFE (Europe, Australasia, Far East) Index. The Barclays U.S. Aggregate Bond Index returned 5.25%, and the 10-year U.S. Treasury note returned 7.47%, according to Barclays.

As it turned out, the overseas setbacks and the coordinated monetary policy response provided by prominent central banks around the world ultimately proved beneficial to the U.S. capital markets. Both U.S. stocks and bonds generally benefited from global investors’ trust in the U.S. financial system and from declining interest rates, helped by central bank purchases of government securities. The 10-year U.S. Treasury yield fell to a record low during the period, finishing at 1.69%.

The U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the outlook for 2013 remains guarded, as the fragile recovery remains vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board has once again completed its annual review of the advisory contract between the American Century Investments mutual funds overseen by the board and the funds’ advisor, American Century Investment Management, Inc. This process, often referred to as the 15(c) review, involves the independent directors considering all of the material monitored throughout the year and evaluating a wide range of factors to determine whether the management fee paid by each fund to the advisor is reasonable.

The independent directors’ rationale for this decision is provided in detail in this, or in a previous, report. However, there are several highlights that should be of interest to all shareholders.

•	Fund performance and client service continue to be rated among the industry’s best.

•	Target date and other asset allocation products continue to successfully gather assets and industry acclaim.

•	Compliance programs continue to function successfully with no issues impacting shareholder interests.

•	Fees were found to be within an acceptable competitive range, with minor fee waivers being negotiated on five funds.

Knowing that most shareholders are long term investors, the board was particularly pleased with our succession planning review. Talented professionals are being added within portfolio management and experienced managers have been added to the senior management team.

Overall it was a very positive review for the American Century Investments mutual funds during a challenging market environment.

Best personal regards,
Don Pratt

3

Market Perspective

By Greg Woodhams, Chief Investment Officer, U.S. Growth Equity—Large Cap

Stocks Advanced in a Volatile Year

U.S. equities produced solid gains during a sometimes volatile 12 months ended October 31, 2012. Stocks began the period with gains, buoyed by continued improvement in the economy and corporate earnings. The unemployment rate fell to its lowest level in three years by February 2012, while consumer confidence and the housing sector both showed clear signs of recovery. Equity investors also got some promising news out of Europe, as the European Central Bank provided support for the Continent’s banking sector.

However, stocks declined sharply from about April to June. Evidence of slowing economic activity in the U.S. and increasing turmoil in Europe weighed on investor confidence. Indeed, austerity policies and high rates of joblessness weighed on growth, with many European countries in recession at some point during 2012. Nevertheless, equity markets finished the fiscal year with a sharp rebound after the economic data, particularly in the U.S., turned out to be not as bad as feared.

Value Outperformed Growth, Large Outperformed Small

In that environment, value-oriented shares outperformed growth across all capitalization ranges as measured by the various Russell indices (see accompanying returns table). In terms of returns by size, large-capitalization stocks did better than those of mid- and small-cap companies.

Looking at the major sectors in the Russell 1000 Growth Index, performance was positive, but widely divergent, reflecting the volatile nature of the reporting period. For example, traditionally economically sensitive sectors such as energy, materials, and industrials lagged amid the uncertain outlook for global growth. Stocks with exposure to powerful themes, such as mobile and cloud computing and wireless communication, did well. Indeed, telecommunication services was the top-performing sector in both the Russell 1000 and Midcap Growth indices, driven by gains among wireless providers.

U.S. Stock Index Returns
For the 12 months ended October 31, 2012
Russell 1000 Index (Large-Cap)	14.97%	Russell 2000 Index (Small-Cap)	12.08%
Russell 1000 Growth Index	13.02%	Russell 2000 Growth Index	9.70%
Russell 1000 Value Index	16.89%	Russell 2000 Value Index	14.47%
Russell Midcap Index	12.15%
Russell Midcap Growth Index	9.09%
Russell Midcap Value Index	14.99%

4

Performance

Total Returns as of October 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Investor Class	AFSIX	12.78%	1.41%	4.74%	2/28/05
Russell 1000 Growth Index	—	13.02%	1.95%	5.50%	—
Institutional Class	AFGNX	13.09%	1.61%	2.12%	9/28/07
A Class No sales charge* With sales charge*	AFGAX	12.62% 6.16%	1.18% -0.02%	1.67% 0.49%	9/28/07
C Class	AFGCX	11.69%	0.40%	0.89%	9/28/07
R Class	AFGRX	12.29%	0.90%	1.40%	9/28/07

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over Life of Class
$10,000 investment made February 28, 2005

*	From 2/28/05, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.01%	0.81%	1.26%	2.01%	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: Greg Woodhams and Joe Reiland

Performance Summary

Focused Growth returned 12.78%* in the 12 months ended October 31, 2012. By comparison, the Russell 1000 Growth Index (the fund’s benchmark) returned 13.02% for the same period.

In terms of Focused Growth’s absolute returns, information technology (IT) and consumer discretionary shares contributed most, while materials and energy stocks detracted fractionally. Relative to the benchmark, stocks in the consumer discretionary and telecommunication services sectors helped performance most, while the leading relative detractors were consumer staples and energy shares.

Leading Detractors

The largest individual detractor for the fiscal year was auto component manufacturer BorgWarner, which underperformed as a result of weakness in Europe and slower automotive build rates in China. The number-two detractor was integrated oil firm Occidental Petroleum, which was affected by concerns about the pace of the firm’s development program.

Information Technology also Detracted

Stock selection in the information technology sector detracted from performance relative to the Russell 1000 Growth Index. The sector was hit by worries about exposure to Europe and potential slowdown in the U.S. going forward. In the technology sector, stock choices made software and communications equipment firms the leading detractors. The top individual detractor in the sector was communication equipment maker Cisco Systems. Cisco actually gained market share and reported solid results, but the company lowered forward earnings guidance marginally after evaluating the macroeconomic environment here and abroad. Technology services company Accenture, computer security provider Check Point Software Technologies, and computer storage and data provider EMC were other notable detractors in this space. It also hurt to be underrepresented in shares of Microsoft. The software giant benefited from new product launches in 2012, as well as from being perceived as somewhat of a “safe-haven” amid volatility within the technology sector.

Consumer Discretionary Led Contributors

The consumer discretionary sector was home to the largest contributor to performance, specialty retailer Home Depot. The home improvement retailer benefited from the home building and remodeling recovery evident during the fiscal year. Another key contributor was media company Time Warner Cable, which benefited from cost cuts and agreeing a deal to broadcast NFL games.

Telecommunication shares also contributed to performance due to stock selection and an overweight position among wireless telecommunication providers. The leading contributor for the fiscal year was cellular tower operator Crown Castle

*All fund returns referenced in this commentary are for Investor Class shares.

7

International. The company continues to benefit from a long-running trend by cellular network providers such as AT&T and Verizon to add capacity to their networks to handle increasing voice and data traffic.

Other Notable Contributors

MasterCard was a notable contributor to relative results for the fiscal year, benefiting from rising transaction volumes and fees. In addition, it helped to hold a stake in pharmaceutical benefit manager Express Scripts, which acquired Medco Health Solutions during the period. Another key individual contributor was a stake in internet search giant Google. The company reported share gains in its search business and better margin discipline. Railroad Union Pacific helped relative results. The company beat earnings estimates, benefiting from negotiating better rates on some of its contracts to improve revenue per container.

Current Positioning

We understand that investors use the Focused Growth portfolio as a building block in their larger investment strategy. Maintaining low cash balances and avoiding style drift provides our clients with confidence that the Focused Growth portfolio is providing the large-cap growth representation that they seek.

In our opinion, stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection as well as capitalization range allocations are primarily a result of identifying what the managers believe to be superior individual securities. As of October 31, 2012, the energy, health care, and industrials sectors were the portfolio’s largest overweight positions relative to the benchmark. The most notable sector underweight positions were in financial and consumer staples shares. Information technology shares were the portfolio’s single largest sector allocation on an absolute basis.

8

Fund Characteristics

OCTOBER 31, 2012
Top Ten Holdings	% of net assets
Apple, Inc.	8.8%
Coca-Cola Co. (The)	4.3%
Home Depot, Inc. (The)	4.0%
Abbott Laboratories	3.9%
Schlumberger Ltd.	3.8%
Microsoft Corp.	3.8%
Honeywell International, Inc.	3.5%
MasterCard, Inc., Class A	3.5%
Comcast Corp., Class A	3.4%
Google, Inc., Class A	3.4%

Top Five Industries	% of net assets
Computers and Peripherals	11.8%
Pharmaceuticals	6.4%
Aerospace and Defense	5.6%
Software	5.1%
Media	4.9%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.9%
Exchange-Traded Funds	0.4%
Total Equity Exposure	98.3%
Temporary Cash Investments	1.9%
Other Assets and Liabilities	(0.2)%

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2012 to October 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Expenses Paid During Period(1) 5/1/12 - 10/31/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$975.60	$5.02	1.01%
Institutional Class	$1,000	$977.20	$4.03	0.81%
A Class	$1,000	$975.60	$6.26	1.26%
C Class	$1,000	$971.10	$9.96	2.01%
R Class	$1,000	$973.90	$7.49	1.51%
Hypothetical
Investor Class	$1,000	$1,020.06	$5.13	1.01%
Institutional Class	$1,000	$1,021.06	$4.12	0.81%
A Class	$1,000	$1,018.80	$6.39	1.26%
C Class	$1,000	$1,015.03	$10.18	2.01%
R Class	$1,000	$1,017.55	$7.66	1.51%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

11

Schedule of Investments

OCTOBER 31, 2012

	Shares	Value
Common Stocks — 97.9%
AEROSPACE AND DEFENSE — 5.6%
Honeywell International, Inc.	9,306	$569,899
Textron, Inc.	6,150	155,042
United Technologies Corp.	2,171	169,685
		894,626
AIR FREIGHT AND LOGISTICS — 2.4%
United Parcel Service, Inc., Class B	5,221	382,438
AUTOMOBILES — 1.3%
Harley-Davidson, Inc.	4,492	210,046
BEVERAGES — 4.3%
Coca-Cola Co. (The)	18,458	686,268
BIOTECHNOLOGY — 1.1%
Alexion Pharmaceuticals, Inc.(1)	1,935	174,885
CHEMICALS — 2.8%
Monsanto Co.	5,208	448,253
COMMERCIAL BANKS — 2.0%
SunTrust Banks, Inc.	4,925	133,960
Wells Fargo & Co.	5,506	185,497
		319,457
COMMUNICATIONS EQUIPMENT — 2.4%
Cisco Systems, Inc.	22,667	388,512
COMPUTERS AND PERIPHERALS — 11.8%
Apple, Inc.	2,388	1,421,099
EMC Corp.(1)	19,850	484,737
		1,905,836
ENERGY EQUIPMENT AND SERVICES — 3.8%
Schlumberger Ltd.	8,848	615,201
FOOD AND STAPLES RETAILING — 1.9%
CVS Caremark Corp.	4,481	207,918
Wal-Mart Stores, Inc.	1,388	104,128
		312,046
FOOD PRODUCTS — 1.1%
Hershey Co. (The)	1,983	136,529
Kraft Foods Group, Inc.(1)	897	40,796
		177,325
HEALTH CARE EQUIPMENT AND SUPPLIES — 2.3%
Covidien plc	5,567	305,907
Edwards Lifesciences Corp.(1)	828	71,895
		377,802
HEALTH CARE PROVIDERS AND SERVICES — 3.1%
Express Scripts Holding Co.(1)	8,073	496,812
HOTELS, RESTAURANTS AND LEISURE — 2.7%
Marriott International, Inc. Class A	3,194	116,517
Starbucks Corp.	6,795	311,891
		428,408
HOUSEHOLD DURABLES — 0.7%
PulteGroup, Inc.(1)	6,731	116,716
HOUSEHOLD PRODUCTS — 2.5%
Colgate-Palmolive Co.	3,757	394,335
INDUSTRIAL CONGLOMERATES — 0.2%
Danaher Corp.	563	29,124
INTERNET AND CATALOG RETAIL — 0.1%
Amazon.com, Inc.(1)	70	16,297
INTERNET SOFTWARE AND SERVICES — 3.4%
Google, Inc., Class A(1)	810	550,614
IT SERVICES — 3.8%
Automatic Data Processing, Inc.	837	48,370
MasterCard, Inc., Class A	1,216	560,491
		608,861
MACHINERY — 3.2%
Illinois Tool Works, Inc.	8,526	522,900
MEDIA — 4.9%
CBS Corp., Class B	7,276	235,742
Comcast Corp., Class A	14,800	555,148
		790,890
MULTILINE RETAIL — 2.3%
Macy’s, Inc.	9,603	365,586
OIL, GAS AND CONSUMABLE FUELS — 2.9%
Noble Energy, Inc.	762	72,398
Occidental Petroleum Corp.	4,964	391,957
		464,355
PHARMACEUTICALS — 6.4%
Abbott Laboratories	9,624	630,564
Johnson & Johnson	5,725	405,445
		1,036,009
ROAD AND RAIL — 1.8%
Union Pacific Corp.	2,383	293,181
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 4.5%
Broadcom Corp., Class A	1,110	35,004
Linear Technology Corp.	10,874	339,921
Xilinx, Inc.	10,744	351,974
		726,899

12

	Shares	Value
SOFTWARE — 5.1%
Microsoft Corp.	21,407	$610,849
Oracle Corp.	6,647	206,389
		817,238
SPECIALTY RETAIL — 4.0%
Home Depot, Inc. (The)	10,620	651,856
TOBACCO — 0.3%
Philip Morris International, Inc.	554	49,062
WIRELESS TELECOMMUNICATION SERVICES — 3.2%
Crown Castle International Corp.(1)	7,706	514,376
TOTAL COMMON STOCKS (Cost $12,122,414)		15,766,214
Exchange-Traded Funds — 0.4%
iShares Russell 1000 Growth Index Fund (Cost $56,521)	897	58,081

Value
Temporary Cash Investments — 1.9%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 2.00%, 1/31/16 - 6/30/16, valued at $131,501), in a joint trading account at 0.23%, dated 10/31/12, due 11/1/12 (Delivery value $128,851)	$128,850
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.125% - 3.75%, 8/15/41 - 2/15/42, valued at $131,807), in a joint trading account at 0.20%, dated 10/31/12, due 11/1/12 (Delivery value $128,851)	128,850
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.625%, 2/15/40, valued at $54,735), in a joint trading account at 0.16%, dated 10/31/12, due 11/1/12 (Delivery value $53,671)	53,671
TOTAL TEMPORARY CASH INVESTMENTS (Cost $311,371)	311,371
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $12,490,306)	16,135,666
OTHER ASSETS AND LIABILITIES — (0.2)%	(34,157)
TOTAL NET ASSETS — 100.0%	$16,101,509

Notes to Schedule of Investments

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2012
Assets
Investment securities, at value (cost of $12,490,306)	$16,135,666
Receivable for capital shares sold	3,104
Dividends and interest receivable	10,179
16,148,949

Liabilities
Payable for capital shares redeemed	32,543
Accrued management fees	14,086
Distribution and service fees payable	811
47,440

Net Assets	$16,101,509

Net Assets Consist of:
Capital (par value and paid-in surplus)	$13,066,512
Undistributed net investment income	72,036
Accumulated net realized loss	(682,399)
Net unrealized appreciation	3,645,360
$16,101,509

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$13,827,862	1,151,850	$12.00
Institutional Class, $0.01 Par Value	$27,808	2,316	$12.01
A Class, $0.01 Par Value	$1,376,321	114,825	$11.99	*
C Class, $0.01 Par Value	$311,037	26,468	$11.75
R Class, $0.01 Par Value	$558,481	46,733	$11.95

*	Maximum offering price $12.72 (net asset value divided by 0.9425).

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2012
Investment Income (Loss)
Income:
Dividends	$282,829
Interest	267
283,096

Expenses:
Management fees	165,592
Distribution and service fees:
A Class	2,684
C Class	3,141
R Class	2,647
Directors’ fees and expenses	692
Other expenses	66
174,822

Net investment income (loss)	108,274

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment and foreign currency transactions	830,859

Change in net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	1,047,187

Net realized and unrealized gain (loss)	1,878,046

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,986,320

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2012 AND OCTOBER 31, 2011
Increase (Decrease) in Net Assets	October 31, 2012	October 31, 2011
Operations
Net investment income (loss)	$108,274	$86,095
Net realized gain (loss)	830,859	510,907
Change in net unrealized appreciation (depreciation)	1,047,187	(87,497)
Net increase (decrease) in net assets resulting from operations	1,986,320	509,505

Distributions to Shareholders
From net investment income:
Investor Class	(78,796)	(72,511)
Institutional Class	(183)	(180)
A Class	(3,082)	(1,550)
R Class	(358)	(89)
Decrease in net assets from distributions	(82,419)	(74,330)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(2,029,094)	2,319,045

Net increase (decrease) in net assets	(125,193)	2,754,220

Net Assets
Beginning of period	16,226,702	13,472,482
End of period	$16,101,509	$16,226,702

Undistributed net investment income	$72,036	$48,583

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2012

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Focused Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in stocks of larger-sized companies that management believes will increase in value over time.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

17

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

18

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 1.000% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the year ended October 31, 2012 was 1.00% for the Investor Class, A Class, C Class and R Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2012 were $9,636,331 and $11,582,552, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2012		Year ended October 31, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	96,795	$1,125,652	499,144	$5,526,676
Issued in reinvestment of distributions	7,272	76,575	6,447	70,211
Redeemed	(292,238)	(3,410,412)	(418,174)	(4,547,799)
	(188,171)	(2,208,185)	87,417	1,049,088
Institutional Class/Shares Authorized	10,000,000		10,000,000
Issued in reinvestment of distributions	17	183	17	180
A Class/Shares Authorized	10,000,000		10,000,000
Sold	46,218	566,025	288,494	3,258,421
Issued in reinvestment of distributions	272	2,868	141	1,540
Redeemed	(29,073)	(336,864)	(240,611)	(2,597,762)
	17,417	232,029	48,024	662,199
B Class/Shares Authorized	N/A		10,000,000
Redeemed			(5,355)	(55,166)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	3,149	35,864	32,076	362,261
Redeemed	(9,600)	(108,846)	(12,217)	(133,745)
	(6,451)	(72,982)	19,859	228,516
R Class/Shares Authorized	10,000,000		10,000,000
Sold	3,022	36,167	42,927	435,823
Issued in reinvestment of distributions	34	358	8	89
Redeemed	(1,415)	(16,664)	(170)	(1,684)
	1,641	19,861	42,765	434,228
Net increase (decrease)	(175,547)	$(2,029,094)	192,727	$2,319,045

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$15,766,214	—	—
Exchange-Traded Funds	58,081	—	—
Temporary Cash Investments	—	$311,371	—
Total Value of Investment Securities	$15,824,295	$311,371	—

7. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$82,419	$74,330
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$12,568,814
Gross tax appreciation of investments	$3,691,488
Gross tax depreciation of investments	(124,636)
Net tax appreciation (depreciation) of investments	$3,566,852
Undistributed ordinary income	$72,036
Accumulated short-term capital losses	$(603,891)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:				Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)		Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$10.70	0.08		1.28	1.36	(0.06)	—	(0.06)	$12.00	12.78%	1.01%	0.70%	59%	$13,828
2011	$10.17	0.06		0.53	0.59	(0.06)	—	(0.06)	$10.70	5.76%	1.00%	0.54%	91%	$14,335
2010	$8.73	0.04		1.40	1.44	— (3)	—	— (3)	$10.17	16.54%	1.02%	0.38%	66%	$12,739
2009	$7.73	0.04		1.01	1.05	(0.05)	—	(0.05)	$8.73	13.77%	1.00%	0.50%	125%	$12,541
2008	$12.92	0.02		(3.74)	(3.72)	(0.01)	(1.46)	(1.47)	$7.73	(32.19)%	1.00%	0.22%	130%	$8,814
Institutional Class
2012	$10.70	0.10		1.29	1.39	(0.08)	—	(0.08)	$12.01	13.09%	0.81%	0.90%	59%	$28
2011	$10.17	0.08		0.53	0.61	(0.08)	—	(0.08)	$10.70	5.98%	0.80%	0.74%	91%	$25
2010	$8.73	0.05		1.41	1.46	(0.02)	—	(0.02)	$10.17	16.77%	0.82%	0.58%	66%	$23
2009	$7.73	0.05		1.01	1.06	(0.06)	—	(0.06)	$8.73	14.00%	0.80%	0.70%	125%	$20
2008	$12.93	0.04		(3.75)	(3.71)	(0.03)	(1.46)	(1.49)	$7.73	(32.09)%	0.80%	0.42%	130%	$17
A Class
2012	$10.68	0.05		1.29	1.34	(0.03)	—	(0.03)	$11.99	12.62%	1.26%	0.45%	59%	$1,376
2011	$10.15	0.04		0.52	0.56	(0.03)	—	(0.03)	$10.68	5.51%	1.25%	0.29%	91%	$1,040
2010	$8.74	0.01		1.40	1.41	—	—	—	$10.15	16.27%	1.27%	0.13%	66%	$501
2009	$7.73	0.02		1.02	1.04	(0.03)	—	(0.03)	$8.74	13.48%	1.25%	0.25%	125%	$373
2008	$12.92	—	(3)	(3.75)	(3.75)	—	(1.44)	(1.44)	$7.73	(32.37)%	1.25%	(0.03)%	130%	$241

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For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)		Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2012	$10.52	(0.03)	1.26	1.23	—	—	—	$11.75	11.69%	2.01%	(0.30)%		59%	$311
2011	$10.05	(0.05)	0.52	0.47	—	—	—	$10.52	4.68%	2.00%	(0.46)%		91%	$346
2010	$8.71	(0.06)	1.40	1.34	—	—	—	$10.05	15.38%	2.02%	(0.62)%		66%	$131
2009	$7.73	(0.04)	1.02	0.98	—	—	—	$8.71	12.68%	2.00%	(0.50)%		125%	$90
2008	$12.91	(0.08)	(3.75)	(3.83)	—	(1.35)	(1.35)	$7.73	(32.87)%	2.00%	(0.78)%		130%	$73
R Class
2012	$10.65	0.02	1.29	1.31	(0.01)	—	(0.01)	$11.95	12.29%	1.51%	0.20%		59%	$558
2011	$10.12	0.01	0.52	0.53	— (3)	—	— (3)	$10.65	5.26%	1.50%	0.04%		91%	$480
2010	$8.73	(0.01)	1.40	1.39	—	—	—	$10.12	15.92%	1.52%	(0.12)%		66%	$24
2009	$7.73	— (3)	1.02	1.02	(0.02)	—	(0.02)	$8.73	13.19%	1.50%	0.00	%(4)	125%	$20
2008	$12.92	(0.02)	(3.76)	(3.78)	—	(1.41)	(1.41)	$7.73	(32.56)%	1.50%	(0.28)%		130%	$17

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	Ratio was less than 0.005%.

See Notes to Financial Statements.

23

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Focused Growth Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”) as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Focused Growth Fund of American Century Mutual Funds, Inc., as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 19, 2012

24

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

25

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

26

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

27

Approval of Management Agreement

At a meeting held on June 21, 2012, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

28

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons.

29

The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

30

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

31

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

32

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

33

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2012.

For corporate taxpayers, the fund hereby designates $82,419, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2012 as qualified for the corporate dividends received deduction.

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-76899   1212

ANNUAL REPORT          OCTOBER 31, 2012

Small Cap Growth Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	17
Statement of Operations	18
Statement of Changes in Net Assets	19
Notes to Financial Statements	20
Financial Highlights	25
Report of Independent Registered Public Accounting Firm	28
Management	29
Approval of Management Agreement	32
Additional Information	37

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2012. Our report offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated insights, we encourage you to visit our website, americancentury.com.

Favorable Fiscal-Year Returns for Most U.S. Stock and Bond Benchmarks

In a period fraught with concerns about factors such as the global economic recovery, European financial system stability, and the U.S. political picture, the 12-month returns for U.S. investors were generally favorable.

Both U.S. stocks and bonds rallied for much of the period, with U.S. equities generally outperforming their non-U.S. counterparts. The S&P 500 Index advanced 15.21%, compared with 4.61% for the MSCI EAFE (Europe, Australasia, Far East) Index. The Barclays U.S. Aggregate Bond Index returned 5.25%, and the 10-year U.S. Treasury note returned 7.47%, according to Barclays.

As it turned out, the overseas setbacks and the coordinated monetary policy response provided by prominent central banks around the world ultimately proved beneficial to the U.S. capital markets. Both U.S. stocks and bonds generally benefited from global investors’ trust in the U.S. financial system and from declining interest rates, helped by central bank purchases of government securities. The 10-year U.S. Treasury yield fell to a record low during the period, finishing at 1.69%.

The U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the outlook for 2013 remains guarded, as the fragile recovery remains vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board has once again completed its annual review of the advisory contract between the American Century Investments mutual funds overseen by the board and the funds’ advisor, American Century Investment Management, Inc. This process, often referred to as the 15(c) review, involves the independent directors considering all of the material monitored throughout the year and evaluating a wide range of factors to determine whether the management fee paid by each fund to the advisor is reasonable.

The independent directors’ rationale for this decision is provided in detail in this, or in a previous, report. However, there are several highlights that should be of interest to all shareholders.

•	Fund performance and client service continue to be rated among the industry’s best.

•	Target date and other asset allocation products continue to successfully gather assets and industry acclaim.

•	Compliance programs continue to function successfully with no issues impacting shareholder interests.

•	Fees were found to be within an acceptable competitive range, with minor fee waivers being negotiated on five funds.

Knowing that most shareholders are long term investors, the board was particularly pleased with our succession planning review. Talented professionals are being added within portfolio management and experienced managers have been added to the senior management team.

Overall it was a very positive review for the American Century Investments mutual funds during a challenging market environment.

Best personal regards,
Don Pratt

3

Market Perspective

By David Hollond, Chief Investment Officer,
U.S. Growth Equity—Mid & Small Cap

Stocks Gained Amid Volatility

The U.S. stock market generated positive results for the 12-month period ended October 31, 2012, although it endured significant volatility along the way. As the reporting period began, stocks were in the midst of a rebound. Investors grew optimistic as signs of improving economic activity quashed recession fears; in particular, job growth began to exceed expectations, driving the unemployment rate to its lowest level in three years by February 2012. Another positive factor was promising news out of Europe, as the European Central Bank provided favorable long-term financing to the debt markets and support for the Continent’s banking sector.

The optimism proved to be short-lived, as headwinds returned to the equity market. Evidence of slowing economic activity in the U.S. and adverse developments in Europe—including political turmoil in Greece and troubled banks in Spain—weighed on investor confidence, sending stocks down sharply.

Late in the period, stocks reversed course once again. The Federal Reserve announced a third round of quantitative easing measures, as well as an extension of its near-zero interest rate policy until 2015. The European Central Bank, meanwhile, announced a plan under which it would purchase bonds to support financially troubled debt markets in Europe. These measures, as well as others taken by central banks around the world, helped to restore investor confidence and drive markets upward, despite some concerns about slowing corporate profits and the looming U.S. fiscal cliff.

As the table below illustrates, large-cap issues generated the strongest returns for the reporting period, outpacing mid- and small-cap shares. Value stocks outpaced growth shares across the market capitalization spectrum.

From a sector perspective, all sectors within the Russell 3000 Index delivered positive results; the telecommunication services sector fared the best. Health care, financials, consumer discretionary, and consumer staples all finished ahead of the Russell 3000 Index. On the other side, the energy and information technology sectors achieved more moderate gains.

U.S. Stock Index Returns
For the 12 months ended October 31, 2012
Russell 1000 Index (Large-Cap)	14.97%	Russell 2000 Index (Small-Cap)	12.08%
Russell 1000 Growth Index	13.02%	Russell 2000 Growth Index	9.70%
Russell 1000 Value Index	16.89%	Russell 2000 Value Index	14.47%
Russell Midcap Index	12.15%
Russell Midcap Growth Index	9.09%
Russell Midcap Value Index	14.99%

4

Performance

Total Returns as of October 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	ANOIX	9.06%	-1.20%	9.48%	6.51%	6/1/01
Russell 2000 Growth Index	—	9.70%	1.41%	9.66%	4.18%(1)	—
Institutional Class	ANONX	9.23%	-1.02%	—	1.48%	5/18/07
A Class No sales charge* With sales charge*	ANOAX	8.69% 2.49%	-1.45% -2.61%	— —	9.46% 8.81%	1/31/03
B Class No sales charge* With sales charge*	ANOBX	8.03% 4.03%	-2.18% -2.39%	— —	8.65% 8.65%	1/31/03
C Class	ANOCX	7.99%	-2.19%	—	8.69%(2)	1/31/03
R Class	ANORX	8.49%	-1.72%	—	-0.85%	9/28/07

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 5/31/01, the date nearest the Investor Class’s inception for which data are available.

(2)	Returns would have been lower if a portion of the distribution and service fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.41%	1.21%	1.66%	2.41%	2.41%	1.91%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: Stafford Southwick and Matthew Ferretti

Performance Summary

Small Cap Growth returned 9.06%* for the 12 months ended October 31, 2012. By comparison, the Russell 2000 Growth Index (the fund’s benchmark) returned 9.70%.

As discussed in the Market Perspective on page 4, equity indices generally gained during the reporting period, although they struggled with the challenges of a tepid global economic recovery and continued sovereign debt concerns in Europe. In an environment dominated by macroeconomic risks, price momentum and acceleration, two factors that the Small Cap Growth team looks for in portfolio holdings, were not rewarded consistently. As a result, the portfolio delivered solid returns but underperformed its benchmark.

Relative to the benchmark, positioning among health care shares detracted most. Effective stock choices in the industrials and consumer discretionary sectors made the largest contributions to relative returns.

Health Care Positioning Detracted

Stock selection and an underweight position made health care shares the leading detractors for the fiscal year. The largest individual detractor in the sector was biopharmaceutical company Pharmacyclics, to which Small Cap Growth had some exposure, but less than the index. The company reported positive study data for an oncology drug. Positioning among health care providers and health care technology stocks also detracted from relative results.

Leading Individual Detractors

Premium mattress manufacturer Tempur-Pedic was the largest individual detractor in the portfolio. This stock had been a top contributor in prior quarters, but the company struggled in recent months after reporting weaker-than-expected results in April and then lowering future earnings expectations in June on slowing sales growth and price discounts due to increased competition.

Drought-like conditions in the U.S. meant crop yields plummeted, which led to associated declines in demand for agricultural equipment, grain storage, and packaging products, creating a difficult environment for a number of our portfolio companies. A notable detractor in the sector was Titan International, which manufactures tires for agricultural equipment. The company suffered from manufacturing difficulties that weighed further on results.

Internet software and services firms also detracted from relative results for the fiscal year. A good example is Vocus, which provides software and services for managing corporate public relations. The stock suffered after the company announced a dilutive acquisition outside of its core business.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Industrials, Consumer Discretionary Contributed

The industrials sector was the largest source of outperformance, largely attributable to positioning in the trading companies and distributors industry group. Here, the portfolio was rewarded for an overweight position in United Rentals. The company benefited from rising rental rates, a recovery in construction activity, and an accretive acquisition. Elsewhere in the sector, positioning in the commercial services and supplies group also helped returns versus the benchmark.

The consumer discretionary sector also generated significant gains for Small Cap Growth. The leading individual contributor in the sector was auto dealer Lithia Motors. Rising demand for new cars meant better-than-expected results for the company, which upped its future earnings guidance. Within the hotels, restaurants, and leisure industry group, a position in Cedar Fair benefited results. The amusement park operator drove up revenues through increased attendance at its parks as well as higher spending levels per visitor.

Apart from these sectors, a position in information technology company Kenexa added significantly to relative results, after the talent management software maker was acquired by IBM. Communication software firm Allot Communications was another source of strength. The company reported better-than-expected earnings and revenue growth, as well as good growth overseas and the firm’s first significant orders from U.S. wireless carriers.

Outlook

Our investment process focuses on smaller companies with accelerating growth rates in revenue and earnings, as well as share-price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell 2000 Growth Index.

8

Fund Characteristics

OCTOBER 31, 2012
Top Ten Holdings	% of net assets
Lithia Motors, Inc., Class A	2.1%
Polaris Industries, Inc.	1.7%
Triumph Group, Inc.	1.6%
United Rentals, Inc.	1.3%
M/I Homes, Inc.	1.1%
Beacon Roofing Supply, Inc.	1.1%
Titan International, Inc.	1.0%
Eagle Materials, Inc.	1.0%
OSI Systems, Inc.	0.9%
Blucora, Inc.	0.9%

Top Five Industries	% of net assets
Specialty Retail	6.3%
Biotechnology	5.4%
Trading Companies and Distributors	5.2%
Oil, Gas and Consumable Fuels	4.6%
Health Care Equipment and Supplies	4.5%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.4%
Temporary Cash Investments	3.0%
Other Assets and Liabilities	(0.4)%

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2012 to October 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee.  If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Expenses Paid During Period(1) 5/1/12 – 10/31/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$973.40	$7.09	1.43%
Institutional Class	$1,000	$973.70	$6.10	1.23%
A Class	$1,000	$971.80	$8.33	1.68%
B Class	$1,000	$968.20	$12.02	2.43%
C Class	$1,000	$968.30	$12.02	2.43%
R Class	$1,000	$969.40	$9.55	1.93%
Hypothetical
Investor Class	$1,000	$1,017.95	$7.25	1.43%
Institutional Class	$1,000	$1,018.95	$6.24	1.23%
A Class	$1,000	$1,016.69	$8.52	1.68%
B Class	$1,000	$1,012.92	$12.30	2.43%
C Class	$1,000	$1,012.92	$12.30	2.43%
R Class	$1,000	$1,015.43	$9.78	1.93%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

11

Schedule of Investments

OCTOBER 31, 2012

	Shares	Value
Common Stocks — 97.4%
AEROSPACE AND DEFENSE — 1.6%
Triumph Group, Inc.	85,359	$5,584,186
AUTO COMPONENTS — 0.9%
American Axle & Manufacturing Holdings, Inc.(1)	280,341	3,047,307
AUTOMOBILES — 0.9%
Thor Industries, Inc.	39,795	1,513,404
Winnebago Industries, Inc.(1)	131,131	1,652,250
		3,165,654
BIOTECHNOLOGY — 5.4%
Acorda Therapeutics, Inc.(1)	31,216	747,623
Affymax, Inc.(1)	27,428	625,084
Alkermes plc(1)	78,979	1,463,481
Alnylam Pharmaceuticals, Inc.(1)	35,122	567,923
Arena Pharmaceuticals, Inc.(1)	133,588	1,056,681
Cepheid, Inc.(1)	42,753	1,295,843
Cubist Pharmaceuticals, Inc.(1)	41,804	1,793,392
Dendreon Corp.(1)	120,693	458,633
Exact Sciences Corp.(1)	48,599	459,747
Exelixis, Inc.(1)	132,864	631,104
Genomic Health, Inc.(1)	14,450	451,563
Halozyme Therapeutics, Inc.(1)	72,059	381,192
ImmunoGen, Inc.(1)	47,166	522,599
InterMune, Inc.(1)	36,816	292,687
Ironwood Pharmaceuticals, Inc.(1)	53,644	623,880
Isis Pharmaceuticals, Inc.(1)	70,747	611,962
Neurocrine Biosciences, Inc.(1)	59,949	439,426
NPS Pharmaceuticals, Inc.(1)	50,450	466,158
Opko Health, Inc.(1)	100,250	429,070
PDL BioPharma, Inc.	89,399	666,023
Pharmacyclics, Inc.(1)	34,690	2,118,518
Rigel Pharmaceuticals, Inc.(1)	46,041	410,225
Seattle Genetics, Inc.(1)	60,858	1,531,187
Theravance, Inc.(1)	42,179	949,449
		18,993,450
BUILDING PRODUCTS — 2.5%
American Woodmark Corp.(1)	31,561	725,903
Apogee Enterprises, Inc.	110,548	2,251,863
Builders FirstSource, Inc.(1)	516,696	2,846,995
Fortune Brands Home & Security, Inc.(1)	68,415	1,945,722
Patrick Industries, Inc.(1)	53,348	942,659
		8,713,142
CAPITAL MARKETS — 0.5%
Triangle Capital Corp.	66,599	1,733,572
CHEMICALS — 0.9%
Flotek Industries, Inc.(1)	76,681	851,926
H.B. Fuller Co.	43,193	1,313,067
Rentech Nitrogen Partners LP	30,011	1,152,723
		3,317,716
COMMERCIAL BANKS — 3.9%
Banco Latinoamericano de Comercio Exterior SA E Shares	53,095	1,194,637
Bancorp, Inc.(1)	47,821	543,725
Cathay General Bancorp.	92,327	1,633,265
City National Corp.	28,340	1,448,174
Home Bancshares, Inc.	77,565	2,686,852
Pinnacle Financial Partners, Inc.(1)	64,535	1,261,659
Signature Bank(1)	18,850	1,342,874
Texas Capital Bancshares, Inc.(1)	65,524	3,110,424
UMB Financial Corp.	14,590	649,693
		13,871,303
COMMERCIAL SERVICES AND SUPPLIES — 1.9%
Deluxe Corp.	81,852	2,579,157
G&K Services, Inc., Class A	60,320	1,945,320
HNI Corp.	29,381	808,565
US Ecology, Inc.	57,381	1,361,651
		6,694,693
COMMUNICATIONS EQUIPMENT — 2.3%
Aruba Networks, Inc.(1)	69,906	1,270,192
InterDigital, Inc.	30,352	1,156,108
Ixia(1)	108,768	1,523,839
Netgear, Inc.(1)	36,523	1,296,932
Procera Networks, Inc.(1)	80,360	1,820,154
Sycamore Networks, Inc.	71,544	413,524
Telular Corp.	81,504	814,225
		8,294,974
COMPUTERS AND PERIPHERALS — 0.3%
Electronics for Imaging, Inc.(1)	37,611	652,927
Synaptics, Inc.(1)	10,849	251,263
		904,190

12

	Shares	Value
CONSTRUCTION AND ENGINEERING — 0.6%
KBR, Inc.	24,269	$676,134
MasTec, Inc.(1)	64,603	1,457,444
		2,133,578
CONSTRUCTION MATERIALS — 1.6%
Eagle Materials, Inc.	64,481	3,415,559
Headwaters, Inc.(1)	318,768	2,291,942
		5,707,501
CONTAINERS AND PACKAGING — 0.2%
Packaging Corp. of America	21,890	772,060
DISTRIBUTORS — 0.5%
Pool Corp.	43,944	1,850,921
DIVERSIFIED CONSUMER SERVICES — 0.6%
Grand Canyon Education, Inc.(1)	61,317	1,334,258
Steiner Leisure, Ltd.(1)	15,565	683,615
		2,017,873
DIVERSIFIED FINANCIAL SERVICES — 0.2%
MarketAxess Holdings, Inc.	27,052	845,104
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.7%
8x8, Inc.(1)	192,003	1,257,620
Premiere Global Services, Inc.(1)	131,368	1,116,628
		2,374,248
ELECTRICAL EQUIPMENT — 0.7%
Acuity Brands, Inc.	18,937	1,225,224
Franklin Electric Co., Inc.	22,022	1,275,955
		2,501,179
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 2.7%
Cognex Corp.	47,803	1,742,897
IPG Photonics Corp.(1)	13,175	699,329
Littelfuse, Inc.	32,786	1,757,330
OSI Systems, Inc.(1)	42,115	3,337,614
Power-One, Inc.(1)	302,681	1,219,804
Universal Display Corp.(1)	26,406	865,589
		9,622,563
ENERGY EQUIPMENT AND SERVICES — 2.3%
Bristow Group, Inc.	14,218	709,763
Dril-Quip, Inc.(1)	35,386	2,450,834
Hornbeck Offshore Services, Inc.(1)	74,704	2,587,747
McDermott International, Inc.(1)	89,296	956,360
Mitcham Industries, Inc.(1)	56,548	766,225
RigNet, Inc.(1)	26,905	499,626
		7,970,555
FOOD AND STAPLES RETAILING — 0.8%
Andersons, Inc. (The)	44,143	1,733,937
United Natural Foods, Inc.(1)	21,605	1,150,250
		2,884,187
FOOD PRODUCTS — 0.3%
J&J Snack Foods Corp.	16,687	955,665
HEALTH CARE EQUIPMENT AND SUPPLIES — 4.5%
Abaxis, Inc.(1)	16,794	617,683
Align Technology, Inc.(1)	46,506	1,236,129
Analogic Corp.	8,925	657,416
Arthrocare Corp.(1)	17,958	540,177
Conceptus, Inc.(1)	25,113	473,129
Cyberonics, Inc.(1)	18,614	860,897
DexCom, Inc.(1)	52,138	683,008
Haemonetics Corp.(1)	17,100	1,397,070
HeartWare International, Inc.(1)	10,253	861,047
ICU Medical, Inc.(1)	9,479	562,389
Insulet Corp.(1)	33,749	715,816
Integra LifeSciences Holdings Corp.(1)	9,386	359,015
MAKO Surgical Corp.(1)	31,083	470,907
Masimo Corp.(1)	37,102	815,131
Meridian Bioscience, Inc.	31,832	628,682
Neogen Corp.(1)	17,976	769,193
NxStage Medical, Inc.(1)	38,830	434,896
OraSure Technologies, Inc.(1)	45,328	410,672
Orthofix International NV(1)	12,080	479,093
STERIS Corp.	29,926	1,065,665
Volcano Corp.(1)	37,066	1,060,829
West Pharmaceutical Services, Inc.	15,585	839,564
		15,938,408
HEALTH CARE PROVIDERS AND SERVICES — 3.6%
Accretive Health, Inc.(1)	43,632	514,421
Air Methods Corp.(1)	8,995	986,122
Bio-Reference Labs, Inc.(1)	19,192	532,770
Centene Corp.(1)	34,320	1,303,474
Chemed Corp.	13,513	908,749
Emeritus Corp.(1)	24,908	559,185
HealthSouth Corp.(1)	54,901	1,214,959
HMS Holdings Corp.(1)	57,928	1,337,557
IPC The Hospitalist Co., Inc.(1)	13,147	453,440
Landauer, Inc.	8,164	473,104
MWI Veterinary Supply, Inc.(1)	8,802	924,386

13

Shares	Value
Owens & Minor, Inc.	37,613	$1,070,842
PSS World Medical, Inc.(1)	36,155	1,034,756
Team Health Holdings, Inc.(1)	21,624	575,415
WellCare Health Plans, Inc.(1)	14,319	681,584
		12,570,764
HEALTH CARE TECHNOLOGY — 0.8%
athenahealth, Inc.(1)	23,134	1,487,285
Computer Programs & Systems, Inc.	9,320	454,909
HealthStream, Inc.(1)	16,357	417,758
Quality Systems, Inc.	31,095	542,608
		2,902,560
HOTELS, RESTAURANTS AND LEISURE — 2.5%
AFC Enterprises, Inc.(1)	65,478	1,657,903
Bally Technologies, Inc.(1)	14,993	748,451
Cedar Fair LP	85,645	3,070,373
Papa John’s International, Inc.(1)	40,772	2,173,963
Six Flags Entertainment Corp.	18,225	1,040,830
		8,691,520
HOUSEHOLD DURABLES — 2.8%
M.D.C. Holdings, Inc.	72,772	2,782,801
M/I Homes, Inc.(1)	172,457	3,837,168
Standard Pacific Corp.(1)	454,094	3,133,249
		9,753,218
INDUSTRIAL CONGLOMERATES — 1.0%
Raven Industries, Inc.	97,459	2,659,656
Standex International Corp.	22,289	1,030,643
		3,690,299
INSURANCE — 0.2%
Amtrust Financial Services, Inc.	26,067	630,821
INTERNET AND CATALOG RETAIL — 0.5%
HSN, Inc.	35,646	1,854,305
INTERNET SOFTWARE AND SERVICES — 4.1%
Blucora, Inc.(1)	182,498	3,202,840
CoStar Group, Inc.(1)	27,094	2,246,093
Liquidity Services, Inc.(1)	16,427	677,285
Market Leader, Inc.(1)	105,484	717,291
NIC, Inc.	51,812	740,912
Perficient, Inc.(1)	86,417	982,561
Rackspace Hosting, Inc.(1)	27,037	1,721,987
SPS Commerce, Inc.(1)	11,162	404,622
Stamps.com, Inc.(1)	19,897	547,565
ValueClick, Inc.(1)	80,911	1,348,786
Web.com Group, Inc.(1)	114,601	1,808,404
		14,398,346
IT SERVICES — 2.3%
Cardtronics, Inc.(1)	34,556	981,736
Computer Task Group, Inc.(1)	42,276	788,447
FleetCor Technologies, Inc.(1)	27,955	1,325,347
Heartland Payment Systems, Inc.	111,759	2,914,675
MAXIMUS, Inc.	24,972	1,377,955
WEX, Inc.(1)	11,289	832,902
		8,221,062
LEISURE EQUIPMENT AND PRODUCTS — 2.5%
Polaris Industries, Inc.	70,772	5,980,234
Smith & Wesson Holding Corp.(1)	191,279	1,836,278
Sturm Ruger & Co., Inc.	23,330	1,101,876
		8,918,388
LIFE SCIENCES TOOLS AND SERVICES — 0.6%
Luminex Corp.(1)	32,786	527,199
PAREXEL International Corp.(1)	40,493	1,242,730
Sequenom, Inc.(1)	86,784	269,898
		2,039,827
MACHINERY — 3.5%
CLARCOR, Inc.	17,628	797,491
Lindsay Corp.	39,247	2,997,293
Middleby Corp.(1)	19,171	2,395,417
NN, Inc.(1)	109,722	908,498
Sauer-Danfoss, Inc.	22,248	891,255
Titan International, Inc.	175,813	3,688,557
Trinity Industries, Inc.	27,397	856,978
		12,535,489
MEDIA — 0.7%
ReachLocal, Inc.(1)	52,491	647,739
Regal Entertainment Group Class A	116,090	1,783,142
		2,430,881
MULTILINE RETAIL — 0.3%
Dillard’s, Inc., Class A	14,651	1,128,127
OIL, GAS AND CONSUMABLE FUELS — 4.6%
Berry Petroleum Co., Class A	12,232	471,054
Callon Petroleum Co.(1)	120,753	690,707
Gulfport Energy Corp.(1)	93,308	3,095,959
Kodiak Oil & Gas Corp.(1)	197,287	1,822,932
Rosetta Resources, Inc.(1)	64,065	2,949,553

14

Shares	Value
Stone Energy Corp.(1)	58,121	$1,371,074
Tesoro Logistics LP	17,169	758,698
Vaalco Energy, Inc.(1)	123,280	1,007,198
W&T Offshore, Inc.	52,765	894,367
Western Refining, Inc.	124,479	3,095,793
		16,157,335
PAPER AND FOREST PRODUCTS — 1.2%
Buckeye Technologies, Inc.	11,933	312,645
KapStone Paper and Packaging Corp.(1)	129,684	2,849,157
Neenah Paper, Inc.	46,542	1,205,438
		4,367,240
PHARMACEUTICALS — 2.5%
Auxilium Pharmaceuticals, Inc.(1)	35,599	729,068
Impax Laboratories, Inc.(1)	48,165	1,023,506
Jazz Pharmaceuticals plc(1)	27,834	1,495,521
Medicines Co. (The)(1)	38,230	838,002
Medicis Pharmaceutical Corp., Class A	37,205	1,615,069
Nektar Therapeutics(1)	64,739	582,651
Optimer Pharmaceuticals, Inc.(1)	43,571	415,667
Questcor Pharmaceuticals, Inc.	38,613	983,859
VIVUS, Inc.(1)	67,405	1,004,334
		8,687,677
PROFESSIONAL SERVICES — 1.2%
Barrett Business Services, Inc.	35,513	1,059,353
Exponent, Inc.(1)	20,318	1,117,084
On Assignment, Inc.(1)	110,464	2,107,653
		4,284,090
REAL ESTATE INVESTMENT TRUSTS (REITs) — 3.1%
Brandywine Realty Trust	75,466	875,406
CBL & Associates Properties, Inc.	69,442	1,553,418
Cedar Realty Trust, Inc.	110,650	585,338
EastGroup Properties, Inc.	11,734	610,872
Mid-America Apartment Communities, Inc.	13,705	886,851
National Retail Properties, Inc.	41,753	1,322,735
Omega Healthcare Investors, Inc.	35,945	824,578
PennyMac Mortgage Investment Trust	46,769	1,189,803
Sovran Self Storage, Inc.	33,205	1,919,249
Sun Communities, Inc.	31,175	1,308,726
		11,076,976
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.6%
Cirrus Logic, Inc.(1)	70,331	2,866,692
MaxLinear, Inc. Class A(1)	88,054	500,147
Photronics, Inc.(1)	179,068	875,643
Rudolph Technologies, Inc.(1)	64,451	612,929
Semtech Corp.(1)	47,961	1,197,586
Silicon Image, Inc.(1)	133,831	588,856
Silicon Motion Technology Corp. ADR(1)	48,730	667,114
Skyworks Solutions, Inc.(1)	96,236	2,251,922
Spansion, Inc., Class A(1)	56,128	622,460
Ultratech, Inc.(1)	83,661	2,585,961
		12,769,310
SOFTWARE — 4.4%
Actuate Corp.(1)	91,537	487,892
Allot Communications Ltd.(1)	92,274	2,155,521
Aspen Technology, Inc.(1)	59,855	1,483,207
Bottomline Technologies, Inc.(1)	29,338	686,509
BroadSoft, Inc.(1)	32,085	1,226,289
Fortinet, Inc.(1)	16,297	315,673
Guidance Software, Inc.(1)	97,137	1,183,129
NetScout Systems, Inc.(1)	74,498	1,842,335
PROS Holdings, Inc.(1)	47,117	910,772
SolarWinds, Inc.(1)	27,323	1,382,271
Synchronoss Technologies, Inc.(1)	38,948	798,044
TIBCO Software, Inc.(1)	36,399	917,619
Ultimate Software Group, Inc.(1)	21,129	2,141,635
		15,530,896
SPECIALTY RETAIL — 6.3%
Aaron’s, Inc.	37,162	1,145,705
America’s Car-Mart, Inc.(1)	19,287	807,354
ANN, Inc.(1)	30,109	1,058,632
Ascena Retail Group, Inc.(1)	64,303	1,273,199
Cabela’s, Inc.(1)	31,428	1,408,289
Francesca’s Holdings Corp.(1)	46,078	1,360,683
Genesco, Inc.(1)	23,627	1,353,827
GNC Holdings, Inc. Class A	13,715	530,359
Group 1 Automotive, Inc.	13,161	816,114
Lithia Motors, Inc., Class A	212,031	7,251,460
Penske Automotive Group, Inc.	35,814	1,095,908
Select Comfort Corp.(1)	38,108	1,060,546

15

Shares	Value
Tractor Supply Co.	24,197	$2,328,719
Zale Corp.(1)	129,860	932,395
		22,423,190
TEXTILES, APPAREL AND LUXURY GOODS — 2.7%
Carter’s, Inc.(1)	28,707	1,551,900
G-III Apparel Group Ltd.(1)	55,424	2,048,471
Iconix Brand Group, Inc.(1)	86,356	1,598,450
Movado Group, Inc.	59,522	1,886,252
Oxford Industries, Inc.	37,309	2,069,903
Wolverine World Wide, Inc.	13,004	544,478
		9,699,454
THRIFTS AND MORTGAGE FINANCE — 0.4%
Berkshire Hills Bancorp, Inc.	23,051	541,237
Rockville Financial, Inc.	53,279	708,078
		1,249,315
TRADING COMPANIES AND DISTRIBUTORS — 5.2%
Applied Industrial Technologies, Inc.	27,337	1,109,609
Beacon Roofing Supply, Inc.(1)	116,776	3,776,536
DXP Enterprises, Inc.(1)	44,607	2,196,003
H&E Equipment Services, Inc.	94,429	1,437,209
SeaCube Container Leasing Ltd.	68,447	1,267,638
TAL International Group, Inc.	12,363	422,073
Titan Machinery, Inc.(1)	93,323	2,207,089
United Rentals, Inc.(1)	109,646	4,458,206
Watsco, Inc.	19,589	1,338,908
		18,213,271
TOTAL COMMON STOCKS (Cost $270,882,356)		344,118,390
Temporary Cash Investments — 3.0%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 2.00%, 1/31/16 - 6/30/16, valued at $4,420,101), in a joint trading account at 0.23%, dated 10/31/12, due 11/1/12 (Delivery value $4,331,033)		$4,331,005
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.125% - 3.75%, 8/15/41 - 2/15/42, valued at $4,430,377), in a joint trading account at 0.20%, dated 10/31/12, due 11/1/12 (Delivery value $4,331,029)		4,331,005
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.625%, 2/15/40, valued at $1,839,779), in a joint trading account at 0.16%, dated 10/31/12, due 11/1/12 (Delivery value $1,804,016)		1,804,008
SSgA U.S. Government Money Market Fund	3,867	3,867
TOTAL TEMPORARY CASH INVESTMENTS (Cost $10,469,885)		10,469,885
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $281,352,241)		354,588,275
OTHER ASSETS AND LIABILITIES — (0.4)%		(1,326,344)
TOTAL NET ASSETS — 100.0%		$353,261,931

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

16

Statement of Assets and Liabilities

OCTOBER 31, 2012
Assets
Investment securities, at value (cost of $281,352,241)	$354,588,275
Receivable for investments sold	1,804,742
Receivable for capital shares sold	175,501
Dividends and interest receivable	98,700
356,667,218

Liabilities
Payable for investments purchased	1,757,897
Payable for capital shares redeemed	1,196,402
Accrued management fees	417,626
Distribution and service fees payable	33,362
3,405,287

Net Assets	$353,261,931

Net Assets Consist of:
Capital (par value and paid-in surplus)	$524,564,580
Accumulated net investment loss	(695,973)
Accumulated net realized loss	(243,842,710)
Net unrealized appreciation	73,236,034
$353,261,931

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$144,021,388	16,388,063	$8.79
Institutional Class, $0.01 Par Value	$96,091,969	10,818,062	$8.88
A Class, $0.01 Par Value	$98,665,324	11,430,572	$8.63*
B Class, $0.01 Par Value	$1,622,745	197,688	$8.21
C Class, $0.01 Par Value	$11,290,705	1,370,324	$8.24
R Class, $0.01 Par Value	$1,569,800	183,285	$8.56

*Maximum offering price $9.16 (net asset value divided by 0.9425).

See Notes to Financial Statements.

17

Statement of Operations

YEAR ENDED OCTOBER 31, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $5,104)	$4,931,502
Interest	4,260
4,935,762

Expenses:
Management fees	5,165,658
Distribution and service fees:
A Class	269,889
B Class	19,296
C Class	121,510
R Class	6,544
Directors’ fees and expenses	19,156
Other expenses	208
5,602,261

Net investment income (loss)	(666,499)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	31,132,021
Change in net unrealized appreciation (depreciation) on investments	2,658,560

Net realized and unrealized gain (loss)	33,790,581

Net Increase (Decrease) in Net Assets Resulting from Operations	$33,124,082

See Notes to Financial Statements.

18

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2012 AND OCTOBER 31, 2011
Increase (Decrease) in Net Assets	October 31, 2012	October 31, 2011
Operations
Net investment income (loss)	$(666,499)	$(3,984,277)
Net realized gain (loss)	31,132,021	51,226,321
Change in net unrealized appreciation (depreciation)	2,658,560	(15,851,118)
Net increase (decrease) in net assets resulting from operations	33,124,082	31,390,926

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(83,545,081)	(29,540,806)

Redemption Fees
Increase in net assets from redemption fees	24,643	157,637

Net increase (decrease) in net assets	(50,396,356)	2,007,757

Net Assets
Beginning of period	403,658,287	401,650,530
End of period	$353,261,931	$403,658,287

Accumulated net investment loss	$(695,973)	$(334,719)

See Notes to Financial Statements.

19

Notes to Financial Statements

OCTOBER 31, 2012

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Small Cap Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in stocks of small cap companies that management believes will increase in value over time.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund

20

to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Business Development Companies — The fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

21

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions. Prior to November 14, 2011, the redemption fee applied to shares held less than 180 days.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.10% to 1.50% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended October 31, 2012 was 1.42% for the Investor Class, A Class, B Class, C Class and R Class and 1.22% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2012 are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2012 were $233,409,778 and $323,252,233, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2012		Year ended October 31, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	165,000,000		165,000,000
Sold	2,453,283	$21,315,951	8,803,517	$75,368,241
Redeemed	(6,694,205)	(56,972,418)	(7,346,365)	(61,075,419)
	(4,240,922)	(35,656,467)	1,457,152	14,292,822
Institutional Class/Shares Authorized	150,000,000		150,000,000
Sold	1,541,330	13,151,985	2,202,843	18,437,124
Redeemed	(3,700,610)	(31,789,664)	(4,492,812)	(37,796,193)
	(2,159,280)	(18,637,679)	(2,289,969)	(19,359,069)
A Class/Shares Authorized	110,000,000		110,000,000
Sold	959,987	8,050,146	2,317,591	19,344,137
Redeemed	(4,114,005)	(34,423,505)	(4,972,627)	(41,162,124)
	(3,154,018)	(26,373,359)	(2,655,036)	(21,817,987)
B Class/Shares Authorized	20,000,000		20,000,000
Sold	2,663	22,559	11,789	88,253
Redeemed	(93,983)	(748,733)	(160,539)	(1,294,643)
	(91,320)	(726,174)	(148,750)	(1,206,390)
C Class/Shares Authorized	20,000,000		20,000,000
Sold	140,410	1,130,008	496,741	4,074,090
Redeemed	(432,945)	(3,478,706)	(725,256)	(5,727,473)
	(292,535)	(2,348,698)	(228,515)	(1,653,383)
R Class/Shares Authorized	20,000,000		20,000,000
Sold	90,711	749,242	79,880	673,191
Redeemed	(67,748)	(551,946)	(55,683)	(469,990)
	22,963	197,296	24,197	203,201
Net increase (decrease)	(9,915,112)	$(83,545,081)	(3,840,921)	$(29,540,806)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$344,118,390	—	—
Temporary Cash Investments	3,867	$10,466,018	—
Total Value of Investment Securities	$344,122,257	$10,466,018	—

7. Risk Factors

The fund concentrates its investments in common stocks of small companies. Because of this, it may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended October 31, 2012 and October 31, 2011.

As of October 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$283,478,312
Gross tax appreciation of investments	$80,491,656
Gross tax depreciation of investments	(9,381,693)
Net tax appreciation (depreciation) of investments	$71,109,963
Undistributed ordinary income	—
Accumulated short-term capital losses	$(242,009,573)
Late-year ordinary loss deferral	$(403,039)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire as follows:

2014	2016	2017
$(4,467,024)	$(125,173,360)	$(112,369,189)

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From Net Realized Gains			Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations		Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$8.06	(0.01)	0.74	0.73	—	$8.79	9.06%	1.42%	(0.12)%	62%	$144,021
2011	$7.45	(0.07)	0.68	0.61	—	$8.06	8.19%	1.40%	(0.84)%	108%	$166,243
2010	$5.47	(0.03)	2.01	1.98	—	$7.45	36.20%	1.42%	(0.48)%	183%	$142,793
2009	$5.57	(0.02)	(0.08)	(0.10)	—	$5.47	(1.80)%	1.41%	(0.40)%	204%	$170,125
2008	$9.42	(0.04)	(3.73)	(3.77)	(0.08)	$5.57	(40.34)%	1.36%	(0.49)%	148%	$222,017
Institutional Class
2012	$8.13	0.01	0.74	0.75	—	$8.88	9.23%	1.22%	0.08%	62%	$96,092
2011	$7.50	(0.05)	0.68	0.63	—	$8.13	8.40%	1.20%	(0.64)%	108%	$105,520
2010	$5.49	(0.02)	2.03	2.01	—	$7.50	36.61%	1.22%	(0.28)%	183%	$114,513
2009	$5.59	(0.01)	(0.09)	(0.10)	—	$5.49	(1.79)%	1.21%	(0.20)%	204%	$108,261
2008	$9.43	(0.02)	(3.74)	(3.76)	(0.08)	$5.59	(40.19)%	1.16%	(0.29)%	148%	$91,791
A Class
2012	$7.94	(0.03)	0.72	0.69	—	$8.63	8.69%	1.67%	(0.37)%	62%	$98,665
2011	$7.35	(0.09)	0.68	0.59	—	$7.94	8.03%	1.65%	(1.09)%	108%	$115,741
2010	$5.41	(0.05)	1.99	1.94	—	$7.35	35.86%	1.67%	(0.73)%	183%	$126,763
2009	$5.53	(0.03)	(0.09)	(0.12)	—	$5.41	(2.17)%	1.66%	(0.65)%	204%	$114,026
2008	$9.37	(0.06)	(3.70)	(3.76)	(0.08)	$5.53	(40.45)%	1.61%	(0.74)%	148%	$129,791

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For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From Net Realized Gains			Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations		Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
B Class
2012	$7.60	(0.09)	0.70	0.61	—	$8.21	8.03%	2.42%	(1.12)%	62%	$1,623
2011	$7.10	(0.15)	0.65	0.50	—	$7.60	7.04%	2.40%	(1.84)%	108%	$2,197
2010	$5.26	(0.09)	1.93	1.84	—	$7.10	34.98%	2.42%	(1.48)%	183%	$3,107
2009	$5.41	(0.07)	(0.08)	(0.15)	—	$5.26	(2.77)%	2.41%	(1.40)%	204%	$2,976
2008	$9.25	(0.11)	(3.65)	(3.76)	(0.08)	$5.41	(40.97)%	2.36%	(1.49)%	148%	$2,846
C Class
2012	$7.63	(0.09)	0.70	0.61	—	$8.24	7.99%	2.42%	(1.12)%	62%	$11,291
2011	$7.13	(0.15)	0.65	0.50	—	$7.63	7.01%	2.40%	(1.84)%	108%	$12,691
2010	$5.28	(0.09)	1.94	1.85	—	$7.13	35.04%	2.42%	(1.48)%	183%	$13,476
2009	$5.44	(0.07)	(0.09)	(0.16)	—	$5.28	(2.94)%	2.41%	(1.40)%	204%	$11,608
2008	$9.29	(0.11)	(3.66)	(3.77)	(0.08)	$5.44	(40.91)%	2.36%	(1.49)%	148%	$12,983
R Class
2012	$7.89	(0.04)	0.71	0.67	—	$8.56	8.49%	1.92%	(0.62)%	62%	$1,570
2011	$7.33	(0.11)	0.67	0.56	—	$7.89	7.64%	1.90%	(1.34)%	108%	$1,266
2010	$5.41	(0.06)	1.98	1.92	—	$7.33	35.49%	1.92%	(0.98)%	183%	$998
2009	$5.54	(0.06)	(0.07)	(0.13)	—	$5.41	(2.35)%	1.91%	(0.90)%	204%	$545
2008	$9.42	(0.06)	(3.74)	(3.80)	(0.08)	$5.54	(40.66)%	1.86%	(0.99)%	148%	$108

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Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

See Notes to Financial Statements.

27

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Small Cap Growth Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”) as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Small Cap Growth Fund of American Century Mutual Funds, Inc., as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 19, 2012

28

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

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Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services)(2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC
(November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other
 ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

31

Approval of Management Agreement

At a meeting held on June 21, 2012, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

32

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholderconfirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance

33

information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

34

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

35

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-76906   1212

ANNUAL REPORT           OCTOBER 31, 2012

Ultra® Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	26
Management	27
Approval of Management Agreement	30
Additional Information	35

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2012. Our report offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated insights, we encourage you to visit our website, americancentury.com.

Favorable Fiscal-Year Returns for Most U.S. Stock and Bond Benchmarks

In a period fraught with concerns about factors such as the global economic recovery, European financial system stability, and the U.S. political picture, the 12-month returns for U.S. investors were generally favorable.

Both U.S. stocks and bonds rallied for much of the period, with U.S. equities generally outperforming their non-U.S. counterparts. The S&P 500 Index advanced 15.21%, compared with 4.61% for the MSCI EAFE (Europe, Australasia, Far East) Index. The Barclays U.S. Aggregate Bond Index returned 5.25%, and the 10-year U.S. Treasury note returned 7.47%, according to Barclays.

As it turned out, the overseas setbacks and the coordinated monetary policy response provided by prominent central banks around the world ultimately proved beneficial to the U.S. capital markets. Both U.S. stocks and bonds generally benefited from global investors’ trust in the U.S. financial system and from declining interest rates, helped by central bank purchases of government securities. The 10-year U.S. Treasury yield fell to a record low during the period, finishing at 1.69%.

The U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the outlook for 2013 remains guarded, as the fragile recovery remains vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board has once again completed its annual review of the advisory contract between the American Century Investments mutual funds overseen by the board and the funds’ advisor, American Century Investment Management, Inc. This process, often referred to as the 15(c) review, involves the independent directors considering all of the material monitored throughout the year and evaluating a wide range of factors to determine whether the management fee paid by each fund to the advisor is reasonable.

The independent directors’ rationale for this decision is provided in detail in this, or in a previous, report. However, there are several highlights that should be of interest to all shareholders.

•	Fund performance and client service continue to be rated among the industry’s best.

•	Target date and other asset allocation products continue to successfully gather assets and industry acclaim.

•	Compliance programs continue to function successfully with no issues impacting shareholder interests.

•	Fees were found to be within an acceptable competitive range, with minor fee waivers being negotiated on five funds.

Knowing that most shareholders are long term investors, the board was particularly pleased with our succession planning review. Talented professionals are being added within portfolio management and experienced managers have been added to the senior management team.

Overall it was a very positive review for the American Century Investments mutual funds during a challenging market environment.

Best personal regards,
Don Pratt

3

Market Perspective

By Greg Woodhams, Chief Investment Officer, U.S. Growth Equity — Large Cap

Stocks Advanced in a Volatile Year

U.S. equities produced solid gains during a sometimes volatile 12 months ended October 31, 2012. Stocks began the period with gains, buoyed by continued improvement in the economy and corporate earnings. The unemployment rate fell to its lowest level in three years by February 2012, while consumer confidence and the housing sector both showed clear signs of recovery. Equity investors also got some promising news out of Europe, as the European Central Bank provided support for the Continent’s banking sector.

However, stocks declined sharply from about April to June. Evidence of slowing economic activity in the U.S. and increasing turmoil in Europe weighed on investor confidence. Indeed, austerity policies and high rates of joblessness weighed on growth, with many European countries in recession at some point during 2012. Nevertheless, equity markets finished the fiscal year with a sharp rebound after the economic data, particularly in the U.S., turned out to be not as bad as feared.

Value Outperformed Growth, Large Outperformed Small

In that environment, value-oriented shares outperformed growth across all capitalization ranges as measured by the various Russell indices (see accompanying returns table). In terms of returns by size, large-capitalization stocks did better than those of mid- and small-cap companies.

Looking at the major sectors in the Russell 1000 Growth Index, performance was positive, but widely divergent, reflecting the volatile nature of the reporting period. For example, traditionally economically sensitive sectors such as energy, materials, and industrials lagged amid the uncertain outlook for global growth. Stocks with exposure to powerful themes, such as mobile and cloud computing and wireless communication, did well. Indeed, telecommunication services was the top-performing sector in both the Russell 1000 and Midcap Growth indices, driven by gains among wireless providers.

U.S. Stock Index Returns
For the 12 months ended October 31, 2012
Russell 1000 Index (Large-Cap)	14.97%	Russell 2000 Index (Small-Cap)	12.08%
Russell 1000 Growth Index	13.02%	Russell 2000 Growth Index	9.70%
Russell 1000 Value Index	16.89%	Russell 2000 Value Index	14.47%
Russell Midcap Index	12.15%
Russell Midcap Growth Index	9.09%
Russell Midcap Value Index	14.99%

4

Performance

Total Returns as of October 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCUX	9.65%	0.56%	5.44%	10.93%	11/2/81
Russell 1000 Growth Index	—	13.02%	1.95%	7.15%	10.08%(1)	—
S&P 500 Index	—	15.21%	0.36%	6.91%	11.14%(1)	—
Institutional Class	TWUIX	9.90%	0.76%	5.65%	4.89%	11/14/96
A Class(2) No sales charge* With sales charge*	TWUAX	9.41% 3.11%	0.31% -0.87%	5.18% 4.56%	4.66% 4.28%	10/2/96
C Class	TWCCX	8.61%	-0.44%	4.41%	2.43%	10/29/01
R Class	AULRX	9.12%	0.05%	—	3.91%	8/29/03

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 10/31/81, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.99%	0.79%	1.24%	1.99%	1.49%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Portfolio Managers: Keith Lee and Michael Li

Performance Summary

Ultra returned 9.65%* for the 12 months ended October 31, 2012, compared with the 13.02% return of its benchmark, the Russell 1000 Growth Index, and the 15.21% return of the S&P 500 Index, a broader market measure.

As discussed in the Market Perspective on page 4, equity indices generally gained during the reporting period, although they struggled with the challenges of a tepid global economic recovery and continued sovereign debt concerns in Europe. Despite this challenging environment, Ultra delivered solid results for the period.

Within the portfolio, security selection in the consumer discretionary, industrials, and financials sectors accounted for the bulk of Ultra’s underperformance relative to the benchmark. Stock selection in the health care, information technology, and consumer staples sectors added to relative returns.

Consumer Discretionary, Industrials, Financials Detracted

The consumer discretionary sector was the largest source of underperformance versus the benchmark. In the specialty retail group, an overweight position in jewelry retailer Tiffany underperformed following reports of slowing growth. Also in the consumer discretionary sector, the portfolio held an underweight allocation to the media industry, a decision that hurt relative results. As optimism grew about the economic environment, advertising spending grew, helping companies in the industry group.

In the internet and catalog retail industry group, a position in Netflix hurt relative performance. The company reported a loss in the first quarter of 2012 due to higher costs of entering foreign markets and lower-than-expected subscriber growth forecasted for the future. The position was eliminated.

The industrials sector was a source of underperformance relative to the benchmark, due largely to positioning in the machinery industry. An overweight stake in underground mining equipment company Joy Global detracted from absolute and relative results amid declining demand for mining equipment from coal mines in the U.S. Elsewhere in the industrials sector, the portfolio held several underperforming positions in the electrical equipment industry.

In the financials sector, the portfolio avoided the real estate investment trust (REIT) industry. This allocation decision hurt relative results, as REITs as a group delivered solid gains within the benchmark.

Apart from those sectors, an overweight position in information technology company Electronic Arts detracted from relative returns. The video game maker underperformed due to concerns that competitors such as Zynga (and its ties to Facebook) would hurt Electronic Arts’ future growth opportunities.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Health Care, Information Technology, Consumer Staples Helped

In the health care sector, Ultra was rewarded for its overweight position in Gilead Sciences. The company made progress on its development of therapies for Hepatitis C. Several positions among health care providers also benefited returns relative to the benchmark, including pharmacy benefits manager Express Scripts. The company performed well following its acquisition of Medco Health Solutions due largely to the scale advantage over competitors that the merger created.

The information technology sector was a key source of relative outperformance. Here, an overweight position in Apple added significantly to results, as the company unveiled its much-anticipated iPhone 5 in September, selling more than five million units in its debut weekend. Apple also won a patent lawsuit against Samsung, their major rival in the smart phone market. Also in the sector, the portfolio benefited from positioning in the IT services group.

The consumer staples sector added to absolute and relative results. Here, the portfolio benefited from positioning in the beverages group. Holdings in the personal products group also contributed.

Starting Point for Next Reporting Period

The environment for growth and momentum oriented investment styles continued to be challenging during the reporting period. Nonetheless, Ultra delivered sound results for the period. Going forward, we remain confident in our investment beliefs that stocks which exhibit high quality, accelerating fundamentals, positive relative strength, and attractive valuations will outperform in the long term.

8

Fund Characteristics

OCTOBER 31, 2012
Top Ten Holdings	% of net assets
Apple, Inc.	10.2%
Google, Inc., Class A	4.7%
Gilead Sciences, Inc.	3.0%
Philip Morris International, Inc.	2.9%
Amazon.com, Inc.	2.6%
Express Scripts Holding Co.	2.6%
QUALCOMM, Inc.	2.4%
Costco Wholesale Corp.	2.3%
Monsanto Co.	2.1%
Schlumberger Ltd.	2.1%

Top Five Industries	% of net assets
Computers and Peripherals	11.7%
Internet Software and Services	8.0%
Machinery	5.8%
Biotechnology	5.0%
Software	4.8%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	92.9%
Foreign Common Stocks*	5.7%
Total Common Stocks	98.6%
Temporary Cash Investments	1.5%
Other Assets and Liabilities	(0.1)%

*Includes depositary shares, dual listed securities and foreign ordinary shares.

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2012 to October 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Expenses Paid During Period(1) 5/1/12 – 10/31/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$977.50	$4.92	0.99%
Institutional Class	$1,000	$978.80	$3.93	0.79%
A Class	$1,000	$976.50	$6.16	1.24%
C Class	$1,000	$973.10	$9.87	1.99%
R Class	$1,000	$975.10	$7.40	1.49%
Hypothetical
Investor Class	$1,000	$1,020.16	$5.03	0.99%
Institutional Class	$1,000	$1,021.17	$4.01	0.79%
A Class	$1,000	$1,018.90	$6.29	1.24%
C Class	$1,000	$1,015.13	$10.08	1.99%
R Class	$1,000	$1,017.65	$7.56	1.49%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

11

Schedule of Investments

OCTOBER 31, 2012

	Shares	Value
Common Stocks — 98.6%
AEROSPACE AND DEFENSE — 1.2%
General Dynamics Corp.	1,118,000	$76,113,440
AUTO COMPONENTS — 0.4%
BorgWarner, Inc.(1)	345,000	22,707,900
BEVERAGES — 1.4%
Coca-Cola Co. (The)	2,430,000	90,347,400
BIOTECHNOLOGY — 5.0%
Alexion Pharmaceuticals, Inc.(1)	544,000	49,166,720
Celgene Corp.(1)	1,019,000	74,713,080
Gilead Sciences, Inc.(1)	2,827,056	189,865,081
		313,744,881
CAPITAL MARKETS — 0.7%
T. Rowe Price Group, Inc.	710,000	46,107,400
CHEMICALS — 4.2%
Ecolab, Inc.	1,034,167	71,978,023
Monsanto Co.	1,550,000	133,408,500
Potash Corp. of Saskatchewan, Inc.	1,411,000	56,962,070
		262,348,593
COMMUNICATIONS EQUIPMENT — 2.4%
Palo Alto Networks, Inc.(1)	19,106	1,050,448
QUALCOMM, Inc.	2,538,000	148,663,350
		149,713,798
COMPUTERS AND PERIPHERALS — 11.7%
Apple, Inc.	1,085,000	645,683,500
EMC Corp.(1)	3,843,000	93,846,060
		739,529,560
CONSUMER FINANCE — 0.8%
American Express Co.	910,000	50,932,700
DIVERSIFIED FINANCIAL SERVICES — 1.4%
CME Group, Inc.	586,000	32,774,980
JPMorgan Chase & Co.	1,282,000	53,433,760
		86,208,740
ELECTRICAL EQUIPMENT — 2.9%
Cooper Industries plc	1,182,000	88,579,080
Emerson Electric Co.	1,957,000	94,777,510
		183,356,590
ENERGY EQUIPMENT AND SERVICES — 2.6%
Core Laboratories NV	315,000	32,652,900
Schlumberger Ltd.	1,911,000	132,871,830
		165,524,730
FOOD AND STAPLES RETAILING — 4.3%
Costco Wholesale Corp.	1,446,000	142,329,780
Wal-Mart Stores, Inc.	1,234,000	92,574,680
Whole Foods Market, Inc.	407,000	38,555,110
		273,459,570
FOOD PRODUCTS — 2.9%
Hershey Co. (The)	864,000	59,486,400
Mead Johnson Nutrition Co.	731,000	45,073,460
Nestle SA	1,207,000	76,595,834
		181,155,694
HEALTH CARE EQUIPMENT AND SUPPLIES — 3.8%
HeartWare International, Inc.(1)	137,000	11,505,260
Intuitive Surgical, Inc.(1)	233,000	126,337,260
St. Jude Medical, Inc.	1,466,000	56,089,160
Varian Medical Systems, Inc.(1)	684,000	45,663,840
		239,595,520
HEALTH CARE PROVIDERS AND SERVICES — 4.2%
Express Scripts Holding Co.(1)	2,643,000	162,650,220
UnitedHealth Group, Inc.	1,849,000	103,544,000
		266,194,220
HOTELS, RESTAURANTS AND LEISURE — 3.4%
McDonald’s Corp.	1,110,000	96,348,000
Starbucks Corp.	2,549,000	116,999,100
		213,347,100
HOUSEHOLD PRODUCTS — 1.6%
Colgate-Palmolive Co.	966,000	101,391,360
INSURANCE — 1.1%
MetLife, Inc.	2,047,000	72,648,030
INTERNET AND CATALOG RETAIL — 2.6%
Amazon.com, Inc.(1)	709,000	165,069,380
INTERNET SOFTWARE AND SERVICES — 8.0%
Baidu, Inc. ADR(1)	505,000	53,843,100
Facebook, Inc. Class A(1)	1,403,000	29,624,345
Google, Inc., Class A(1)	438,000	297,739,260
LinkedIn Corp., Class A(1)	612,000	65,441,160
Tencent Holdings Ltd.	1,612,000	56,991,632
		503,639,497
IT SERVICES — 2.7%
MasterCard, Inc., Class A	262,000	120,763,660
Teradata Corp.(1)	748,000	51,095,880
		171,859,540
LEISURE EQUIPMENT AND PRODUCTS — 0.7%
Hasbro, Inc.	1,263,000	45,455,370

12

	Shares	Value
MACHINERY — 5.8%
Cummins, Inc.	710,000	$66,441,800
Donaldson Co., Inc.	1,026,000	33,109,020
Joy Global, Inc.	1,343,000	83,870,350
Parker-Hannifin Corp.	1,062,000	83,536,920
WABCO Holdings, Inc.(1)	940,000	55,055,800
Wabtec Corp.	525,000	42,997,500
		365,011,390
MEDIA — 0.8%
Time Warner, Inc.	1,162,000	50,488,900
METALS AND MINING — 0.5%
Freeport-McMoRan Copper & Gold, Inc.	812,000	31,570,560
OIL, GAS AND CONSUMABLE FUELS — 3.2%
EOG Resources, Inc.	331,000	38,558,190
Exxon Mobil Corp.	1,005,000	91,625,850
Occidental Petroleum Corp.	909,000	71,774,640
		201,958,680
PERSONAL PRODUCTS — 1.7%
Estee Lauder Cos., Inc. (The), Class A	1,788,000	110,176,560
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.3%
Altera Corp.	1,827,000	55,686,960
Linear Technology Corp.	2,015,000	62,988,900
Microchip Technology, Inc.	948,000	29,719,800
		148,395,660
SOFTWARE — 4.8%
Microsoft Corp.	934,000	26,651,690
NetSuite, Inc.(1)	416,000	26,420,160
Oracle Corp.	3,792,000	117,741,600
Salesforce.com, Inc.(1)	558,000	81,456,840
VMware, Inc., Class A(1)	583,000	49,420,910
Workday, Inc.(1)	11,576	561,436
		302,252,636
SPECIALTY RETAIL — 4.0%
O’Reilly Automotive, Inc.(1)	840,000	71,971,200
Tiffany & Co.	1,155,000	73,019,100
TJX Cos., Inc. (The)	2,616,000	108,904,080
		253,894,380
TEXTILES, APPAREL AND LUXURY GOODS — 2.6%
Burberry Group plc	1,507,000	28,356,187
Lululemon Athletica, Inc.(1)	839,000	57,899,390
NIKE, Inc., Class B	844,000	77,124,720
		163,380,297
TOBACCO — 2.9%
Philip Morris International, Inc.	2,055,000	181,990,800
TOTAL COMMON STOCKS (Cost $3,587,605,840)		6,229,570,876
Temporary Cash Investments — 1.5%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% – 2.00%, 1/31/16 – 6/30/16, valued at $40,037,856), in a joint trading account at 0.23%, dated 10/31/12, due 11/1/12 (Delivery value $39,231,068)		39,230,817
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.125% – 3.75%, 8/15/41 – 2/15/42, valued at $40,130,938), in a joint trading account at 0.20%, dated 10/31/12, due 11/1/12 (Delivery value $39,231,035)		39,230,817
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.625%, 2/15/40, valued at $16,664,961), in a joint trading account at 0.16%, dated 10/31/12, due 11/1/12 (Delivery value $16,341,016)		16,340,943
SSgA U.S. Government Money Market Fund	2,731	2,731
TOTAL TEMPORARY CASH INVESTMENTS (Cost $94,805,308)		94,805,308
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $3,682,411,148)		6,324,376,184
OTHER ASSETS AND LIABILITIES — (0.1)%		(7,226,241)
TOTAL NET ASSETS — 100.0%		$6,317,149,943

13

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
61,710,893	CHF for USD	Credit Suisse AG	11/30/12	$66,290,818	$(233,344)
14,641,259	GBP for USD	Credit Suisse AG	11/30/12	23,625,070	(59,232)
				$89,915,888	$(292,576)

(Value on Settlement Date $89,623,312)

Notes to Schedule of Investments

ADR = American Depositary Receipt
CHF = Swiss Franc
GBP = British Pound
USD = United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2012
Assets
Investment securities, at value (cost of $3,682,411,148)	$6,324,376,184
Receivable for capital shares sold	1,007,945
Dividends and interest receivable	4,936,089
6,330,320,218

Liabilities
Payable for investments purchased	2,538,822
Payable for capital shares redeemed	4,873,935
Unrealized loss on forward foreign currency exchange contracts	292,576
Accrued management fees	5,447,390
Distribution and service fees payable	17,552
13,170,275

Net Assets	$6,317,149,943

Net Assets Consist of:
Capital (par value and paid-in surplus)	$4,130,814,591
Undistributed net investment income	23,005,732
Accumulated net realized loss	(478,432,321)
Net unrealized appreciation	2,641,761,941
$6,317,149,943

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$6,194,268,185	241,180,645	$25.68
Institutional Class, $0.01 Par Value	$52,361,812	1,989,650	$26.32
A Class, $0.01 Par Value	$63,460,659	2,549,805	$24.89*
C Class, $0.01 Par Value	$1,464,274	64,151	$22.83
R Class, $0.01 Par Value	$5,595,013	226,869	$24.66

*Maximum offering price $26.41 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $699,312)	$79,202,940
Interest	58,040
79,260,980

Expenses:
Management fees	62,506,384
Distribution and service fees:
A Class	160,311
C Class	10,874
R Class	24,897
Directors’ fees and expenses	235,349
Other expenses	506
62,938,321

Net investment income (loss)	16,322,659

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	59,190,438
Foreign currency transactions	7,828,174
67,018,612

Change in net unrealized appreciation (depreciation) on:
Investments	500,447,902
Translation of assets and liabilities in foreign currencies	(338,262)
500,109,640

Net realized and unrealized gain (loss)	567,128,252

Net Increase (Decrease) in Net Assets Resulting from Operations	$583,450,911

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2012 AND OCTOBER 31, 2011
Increase (Decrease) in Net Assets	October 31, 2012	October 31, 2011
Operations
Net investment income (loss)	$16,322,659	$9,948,775
Net realized gain (loss)	67,018,612	292,495,282
Change in net unrealized appreciation (depreciation)	500,109,640	328,587,673
Net increase (decrease) in net assets resulting from operations	583,450,911	631,031,730

Distributions to Shareholders
From net investment income:
Investor Class	—	(12,309,961)
Institutional Class	—	(189,254)
Decrease in net assets from distributions	—	(12,499,215)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(371,178,954)	(537,865,157)

Net increase (decrease) in net assets	212,271,957	80,667,358

Net Assets
Beginning of period	6,104,877,986	6,024,210,628
End of period	$6,317,149,943	$6,104,877,986

Undistributed net investment income	$23,005,732	$47,552

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2012

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in stocks of larger-sized companies that management believes will increase in value over time.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

18

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

19

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 1.000% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the year ended October 31, 2012 was 0.99% for the Investor Class, A Class, C Class and R Class and 0.79% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2012 were $799,447,009 and $1,187,517,053, respectively.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2012		Year ended October 31, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	3,500,000,000		3,500,000,000
Sold	10,917,537	$271,182,938	7,967,748	$184,093,884
Issued in reinvestment of distributions	—	—	529,802	11,930,837
Redeemed	(25,327,027)	(633,737,852)	(31,294,147)	(725,130,132)
	(14,409,490)	(362,554,914)	(22,796,597)	(529,105,411)
Institutional Class/Shares Authorized	200,000,000		200,000,000
Sold	565,669	14,453,949	651,707	15,348,582
Issued in reinvestment of distributions	—	—	8,231	189,232
Redeemed	(778,943)	(20,325,791)	(567,827)	(13,398,417)
	(213,274)	(5,871,842)	92,111	2,139,397
A Class/Shares Authorized	100,000,000		100,000,000
Sold	632,383	15,355,125	1,456,808	33,705,237
Redeemed	(821,416)	(19,845,648)	(2,020,737)	(44,830,105)
	(189,033)	(4,490,523)	(563,929)	(11,124,868)
B Class/Shares Authorized	N/A		50,000,000
Sold			929	19,516
Redeemed			(5,900)	(131,961)
			(4,971)	(112,445)
C Class/Shares Authorized	50,000,000		50,000,000
Sold	33,458	754,820	6,859	146,359
Redeemed	(1,562)	(34,436)	(15,725)	(324,172)
	31,896	720,384	(8,866)	(177,813)
R Class/Shares Authorized	50,000,000		50,000,000
Sold	106,133	2,600,422	78,707	1,717,632
Redeemed	(63,922)	(1,582,481)	(52,771)	(1,201,649)
	42,211	1,017,941	25,936	515,983
Net increase (decrease)	(14,737,690)	$(371,178,954)	(23,256,316)	$(537,865,157)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

21

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$5,866,269,763	—	—
Foreign Common Stocks	201,357,460	$161,943,653	—
Temporary Cash Investments	2,731	94,802,577	—
Total Value of Investment Securities	$6,067,629,954	$256,746,230	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(292,576)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of October 31, 2012, is disclosed on the Statement of Assets and Liabilities as a liability of $292,576 in unrealized loss on forward foreign currency exchange contracts. For the year ended October 31, 2012, the effect of foreign currency risk derivative instruments on the Statement of Operations was $7,888,546 in net realized gain (loss) on foreign currency transactions and $(245,024) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

22

9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	—	$12,499,215
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$3,734,233,528
Gross tax appreciation of investments	$2,618,702,290
Gross tax depreciation of investments	(28,559,634)
Net tax appreciation (depreciation) of investments	$2,590,142,656
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$89,478
Net tax appreciation (depreciation)	$2,590,232,134
Undistributed ordinary income	$22,713,156
Accumulated short-term capital losses	$(426,609,938)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:				Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)		Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)		Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$23.42	0.06		2.20	2.26	—	—	—	$25.68	9.65%	0.99%	0.26%		13%	$6,194,268
2011	$21.22	0.04		2.20	2.24	(0.04)	—	(0.04)	$23.42	10.59%	0.99%	0.16%		13%	$5,984,972
2010	$17.82	0.05		3.44	3.49	(0.09)	—	(0.09)	$21.22	19.63%	1.00%	0.25%		24%	$5,906,158
2009	$15.67	0.11		2.12	2.23	(0.08)	—	(0.08)	$17.82	14.35%	1.00%	0.69%		53%	$5,435,051
2008	$33.48	0.08		(9.95)	(9.87)	—	(7.94)	(7.94)	$15.67	(38.02)%	0.99%	0.36%		152%	$5,275,836
Institutional Class
2012	$23.95	0.12		2.25	2.37	—	—	—	$26.32	9.90%	0.79%	0.46%		13%	$52,362
2011	$21.69	0.08		2.27	2.35	(0.09)	—	(0.09)	$23.95	10.85%	0.79%	0.36%		13%	$52,751
2010	$18.22	0.09		3.51	3.60	(0.13)	—	(0.13)	$21.69	19.81%	0.80%	0.45%		24%	$45,791
2009	$16.02	0.14		2.17	2.31	(0.11)	—	(0.11)	$18.22	14.58%	0.80%	0.89%		53%	$73,933
2008	$33.98	0.15		(10.17)	(10.02)	—	(7.94)	(7.94)	$16.02	(37.89)%	0.79%	0.56%		152%	$76,339
A Class
2012	$22.75	—	(3)	2.14	2.14	—	—	—	$24.89	9.41%	1.24%	0.01%		13%	$63,461
2011	$20.62	(0.02)		2.15	2.13	—	—	—	$22.75	10.33%	1.24%	(0.09)%		13%	$62,304
2010	$17.33	—	(3)	3.33	3.33	(0.04)	—	(0.04)	$20.62	19.24%	1.25%	0.00	%(4)	24%	$68,109
2009	$15.23	0.07		2.07	2.14	(0.04)	—	(0.04)	$17.33	14.14%	1.25%	0.44%		53%	$77,484
2008	$32.83	0.03		(9.69)	(9.66)	—	(7.94)	(7.94)	$15.23	(38.19)%	1.24%	0.11%		152%	$85,723

24

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2012	$21.02	(0.17)	1.98	1.81	—	—	—	$22.83	8.61%	1.99%	(0.74)%	13%	$1,464
2011	$19.20	(0.17)	1.99	1.82	—	—	—	$21.02	9.48%	1.99%	(0.84)%	13%	$678
2010	$16.22	(0.13)	3.11	2.98	—	—	—	$19.20	18.45%	2.00%	(0.75)%	24%	$789
2009	$14.32	(0.04)	1.94	1.90	—	—	—	$16.22	13.20%	2.00%	(0.31)%	53%	$884
2008	$31.54	(0.13)	(9.15)	(9.28)	—	(7.94)	(7.94)	$14.32	(38.63)%	1.99%	(0.64)%	152%	$891
R Class
2012	$22.60	(0.06)	2.12	2.06	—	—	—	$24.66	9.12%	1.49%	(0.24)%	13%	$5,595
2011	$20.54	(0.08)	2.14	2.06	—	—	—	$22.60	10.03%	1.49%	(0.34)%	13%	$4,173
2010	$17.26	(0.05)	3.33	3.28	—	—	—	$20.54	19.00%	1.50%	(0.25)%	24%	$3,260
2009	$15.17	0.03	2.07	2.10	(0.01)	—	(0.01)	$17.26	13.84%	1.50%	0.19%	53%	$3,056
2008	$32.80	(0.03)	(9.66)	(9.69)	—	(7.94)	(7.94)	$15.17	(38.35)%	1.49%	(0.14)%	152%	$3,276

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

(4)	Ratio was less than 0.005%.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Ultra Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”) as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ultra Fund of American Century Mutual Funds, Inc., as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 19, 2012

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Approval of Management Agreement

At a meeting held on June 21, 2012, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

30

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholderconfirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons.

31

The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

32

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

33

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-76902   1212

ANNUAL REPORT           OCTOBER 31, 2012

Growth Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	26
Management	27
Approval of Management Agreement	30
Additional Information	35

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2012. Our report offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated insights, we encourage you to visit our website, americancentury.com.

Favorable Fiscal-Year Returns for Most U.S. Stock and Bond Benchmarks

In a period fraught with concerns about factors such as the global economic recovery, European financial system stability, and the U.S. political picture, the 12-month returns for U.S. investors were generally favorable.

Both U.S. stocks and bonds rallied for much of the period, with U.S. equities generally outperforming their non-U.S. counterparts. The S&P 500 Index advanced 15.21%, compared with 4.61% for the MSCI EAFE (Europe, Australasia, Far East) Index. The Barclays U.S. Aggregate Bond Index returned 5.25%, and the 10-year U.S. Treasury note returned 7.47%, according to Barclays.

As it turned out, the overseas setbacks and the coordinated monetary policy response provided by prominent central banks around the world ultimately proved beneficial to the U.S. capital markets. Both U.S. stocks and bonds generally benefited from global investors’ trust in the U.S. financial system and from declining interest rates, helped by central bank purchases of government securities. The 10-year U.S. Treasury yield fell to a record low during the period, finishing at 1.69%.

The U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the outlook for 2013 remains guarded, as the fragile recovery remains vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board has once again completed its annual review of the advisory contract between the American Century Investments mutual funds overseen by the board and the funds’ advisor, American Century Investment Management, Inc. This process, often referred to as the 15(c) review, involves the independent directors considering all of the material monitored throughout the year and evaluating a wide range of factors to determine whether the management fee paid by each fund to the advisor is reasonable.

The independent directors’ rationale for this decision is provided in detail in this, or in a previous, report. However, there are several highlights that should be of interest to all shareholders.

•	Fund performance and client service continue to be rated among the industry’s best.

•	Targetdate and other asset allocation products continue to successfully gather assets and industry acclaim.

•	Compliance programs continue to function successfully with no issues impacting shareholder interests.

•	Fees were found to be within an acceptable competitive range, with minor fee waivers being negotiated on five funds.

Knowing that most shareholders are long term investors, the board was particularly pleased with our succession planning review. Talented professionals are being added within portfolio management and experienced managers have been added to the senior management team.

Overall it was a very positive review for the American Century Investments mutual funds during a challenging market environment.

Best personal regards,
Don Pratt

3

Market Perspective

By Greg Woodhams, Chief Investment Officer, U.S. Growth Equity—Large Cap

Stocks Advanced in a Volatile Year

U.S. equities produced solid gains during a sometimes volatile 12 months ended October 31, 2012. Stocks began the period with gains, buoyed by continued improvement in the economy and corporate earnings. The unemployment rate fell to its lowest level in three years by February 2012, while consumer confidence and the housing sector both showed clear signs of recovery. Equity investors also got some promising news out of Europe, as the European Central Bank provided support for the Continent’s banking sector.

However, stocks declined sharply from about April to June. Evidence of slowing economic activity in the U.S. and increasing turmoil in Europe weighed on investor confidence. Indeed, austerity policies and high rates of joblessness weighed on growth, with many European countries in recession at some point during 2012. Nevertheless, equity markets finished the fiscal year with a sharp rebound after the economic data, particularly in the U.S., turned out to be not as bad as feared.

Value Outperformed Growth, Large Outperformed Small

In that environment, value-oriented shares outperformed growth across all capitalization ranges as measured by the various Russell indices (see accompanying returns table). In terms of returns by size, large-capitalization stocks did better than those of mid- and small-cap companies.

Looking at the major sectors in the Russell 1000 Growth Index, performance was positive, but widely divergent, reflecting the volatile nature of the reporting period. For example, traditionally economically sensitive sectors such as energy, materials, and industrials lagged amid the uncertain outlook for global growth. Stocks with exposure to powerful themes, such as mobile and cloud computing and wireless communication, did well. Indeed, telecommunication services was the top-performing sector in both the Russell 1000 and Midcap Growth indices, driven by gains among wireless providers.

U.S. Stock Index Returns
For the 12 months ended October 31, 2012
Russell 1000 Index (Large-Cap)	14.97%	Russell 2000 Index (Small-Cap)	12.08%
Russell 1000 Growth Index	13.02%	Russell 2000 Growth Index	9.70%
Russell 1000 Value Index	16.89%	Russell 2000 Value Index	14.47%
Russell Midcap Index	12.15%
Russell Midcap Growth Index	9.09%
Russell Midcap Value Index	14.99%

4

Performance

Total Returns as of October 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCGX	10.67%	1.61%	7.01%	13.20%	6/30/71(1)
Russell 1000 Growth Index	—	13.02%	1.95%	7.15%	N/A(2)	—
Institutional Class	TWGIX	10.86%	1.81%	7.22%	5.15%	6/16/97
A Class(3) No sales charge* With sales charge*	TCRAX	10.37% 4.03%	1.35% 0.16%	6.75% 6.11%	5.02% 4.62%	6/4/97
C Class	TWRCX	9.55%	—	—	9.25%	3/1/10
R Class	AGWRX	10.12%	1.09%	—	5.82%	8/29/03

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Although the fund’s actual inception date was 10/31/58, this inception date corresponds with the investment advisor’s implementation of its current investment philosophy and practices.

(2)	Benchmark data first available 12/29/78.

(3)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
0.98%	0.78%	1.23%	1.98%	1.48%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: Greg Woodhams and Prescott LeGard

Performance Summary

Growth returned 10.67%* in the 12 months ended October 31, 2012. By comparison, the Russell 1000 Growth Index (the fund’s benchmark) returned 13.02%.

In terms of Growth’s absolute returns, health care shares contributed most. No sector detracted in absolute terms. Relative to the benchmark, stock selection made the information technology (IT) sector the leading detractor. Stock choices meant health care shares contributed most to relative performance.

IT Detracted Most

Information technology stocks detracted most from performance relative to the Russell 1000 Growth Index. The sector was hit by worries about exposure to Europe and potential slowdown in the U.S. going forward. In the technology sector, stock selection made computers and peripherals firms the leading detractors. It hurt to hold a stake in storage hardware provider NetApp, which reported in-line results during the period but lowered its forward outlook because of a slowdown in the financial and government sectors. We reduced the position, but still believe NetApp will continue to gain market share from competitors Hewlett-Packard, Hitachi, and IBM.

Other notable detractors in the sector were communication equipment maker Cisco Systems and semiconductor company Marvell Technology Group. Cisco actually gained market share and reported solid results, but the company lowered forward earnings guidance marginally after evaluating the macroeconomic environment here and abroad. Similarly, Marvell Technology declined on concerns about its exposure to hard disk drives and Chinese handsets. We eliminated the position.

Industrials Detracted

A number of Growth’s industrial holdings were affected by investor uncertainty around corporate earnings growth and pricing power resulting from worries about a slowdown in the global economy. In addition, the portfolio tended to be underweight the sector because our analysis showed these companies to have high but declining margins amid slowing growth. The leading detractor in this space was capital equipment manufacturer Terex. We eliminated the position when we saw signs of a poor pricing environment for the company’s products.

Another notable individual detractor was auto component manufacturer BorgWarner, which underperformed as a result of weakness in Europe and slower automotive build rates in China.

Health Care Led Contributors

In the health care sector, the top contribution came from life sciences tools companies, led by a stake in Illumina. The maker of research and diagnostic tools received a buyout offer from Roche, valuing the company at a significant premium. In addition, it helped to hold a stake in pharmaceutical benefit manager Express Scripts, which acquired Medco Health Solutions during

*All fund returns referenced in this commentary are for Investor Class shares.

7

the period. Other key individual contributors in the health care sector were biotechnology firm Gilead Sciences and medical equipment and supplies maker ResMed. Gilead made progress on its development of therapies for Hepatitis C, while ResMed benefited from regulatory changes that are likely to drive increased demand for its products used in the treatment of sleep apnea.

Telecommunication shares also contributed to performance due to stock selection and an overweight position among wireless telecommunication providers. The leading contributor for the fiscal year was cellular tower operator Crown Castle International. The company continues to benefit from a long-running trend by cellular network providers such as AT&T and Verizon to add capacity to their networks to handle increasing voice and data traffic.

In the energy sector, the portfolio’s outperformance was driven by stock selection decisions. It benefited performance to have little or no exposure to many of the poorest-performing stocks in the sector during the period, including equipment and services firms Halliburton and Baker Hughes, and oil and gas companies Peabody Energy and Consol Energy. However, these gains were partially offset by a stake in Occidental Petroleum, as concerns about the pace of the firm’s development program weighed on the shares.

Among other notable individual contributors were stakes in specialty retailers Lowe’s and Home Depot. These stocks benefited from the home building and remodeling recovery evident during the fiscal year.

Current Positioning

We understand that investors use the Growth portfolio as a building block in their larger investment strategy. Maintaining low cash balances and avoiding style drift provides our clients with confidence that the Growth portfolio is providing the large-cap growth representation that they seek.

In our opinion, stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection as well as capitalization range allocations are primarily a result of identifying what the managers believe to be superior individual securities. As of October 31, 2012, the consumer staples, energy, and telecommunication services sectors were the portfolio’s largest overweight positions relative to the benchmark. The most notable sector underweight positions were in industrial, consumer discretionary, and materials shares. Information technology shares were the portfolio’s single largest sector allocation on an absolute basis.

8

Fund Characteristics

OCTOBER 31, 2012
Top Ten Holdings	% of net assets
Apple, Inc.	7.7%
Microsoft Corp.	2.6%
Google, Inc., Class A	2.5%
Philip Morris International, Inc.	2.5%
International Business Machines Corp.	2.4%
Coca-Cola Co. (The)	2.4%
Oracle Corp.	2.2%
Wal-Mart Stores, Inc.	2.2%
Schlumberger Ltd.	2.2%
Amazon.com, Inc.	1.8%

Top Five Industries	% of net assets
Computers and Peripherals	9.9%
Software	6.2%
Pharmaceuticals	5.5%
Aerospace and Defense	5.3%
Beverages	5.1%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.6%
Temporary Cash Investments	0.6%
Other Assets and Liabilities	(0.2)%

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2012 to October 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Expenses Paid During Period(1) 5/1/12 – 10/31/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$967.90	$4.80	0.97%
Institutional Class	$1,000	$968.90	$3.81	0.77%
A Class	$1,000	$966.70	$6.03	1.22%
C Class	$1,000	$963.20	$9.72	1.97%
R Class	$1,000	$965.40	$7.26	1.47%
Hypothetical
Investor Class	$1,000	$1,020.26	$4.93	0.97%
Institutional Class	$1,000	$1,021.27	$3.91	0.77%
A Class	$1,000	$1,019.00	$6.19	1.22%
C Class	$1,000	$1,015.23	$9.98	1.97%
R Class	$1,000	$1,017.75	$7.46	1.47%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

11

Schedule of Investments

OCTOBER 31, 2012

	Shares	Value
Common Stocks — 99.6%
AEROSPACE AND DEFENSE — 5.3%
Boeing Co. (The)	826,900	$58,246,836
Hexcel Corp.(1)	1,021,300	26,104,428
Honeywell International, Inc.	2,246,400	137,569,536
Precision Castparts Corp.	371,600	64,312,812
Textron, Inc.	1,991,500	50,205,715
United Technologies Corp.	1,550,200	121,163,632
		457,602,959
AIR FREIGHT AND LOGISTICS — 1.0%
United Parcel Service, Inc., Class B	1,243,300	91,071,725
AUTO COMPONENTS — 0.3%
Autoliv, Inc.	403,400	23,235,840
AUTOMOBILES — 0.7%
Harley-Davidson, Inc.	1,245,200	58,225,552
BEVERAGES — 5.1%
Beam, Inc.	726,500	40,364,340
Brown-Forman Corp., Class B	365,200	23,394,712
Coca-Cola Co. (The)	5,540,600	205,999,508
Monster Beverage Corp.(1)	656,800	29,339,256
PepsiCo, Inc.	2,085,500	144,400,020
		443,497,836
BIOTECHNOLOGY — 2.2%
Alexion Pharmaceuticals, Inc.(1)	342,400	30,946,112
Amgen, Inc.	614,700	53,199,212
Gilead Sciences, Inc.(1)	1,623,100	109,007,396
		193,152,720
CHEMICALS — 2.5%
Agrium, Inc.	469,600	49,561,584
Monsanto Co.	1,567,800	134,940,546
Rockwood Holdings, Inc.	680,100	31,216,590
		215,718,720
COMMERCIAL BANKS — 1.4%
SunTrust Banks, Inc.	2,404,300	65,396,960
Wells Fargo & Co.	1,611,200	54,281,328
		119,678,288
COMMERCIAL SERVICES AND SUPPLIES — 0.5%
Tyco International Ltd.	1,635,000	43,932,450
COMMUNICATIONS EQUIPMENT — 2.1%
Cisco Systems, Inc.	2,299,300	39,410,002
Palo Alto Networks, Inc.(1)	432,100	23,756,858
QUALCOMM, Inc.	1,330,400	77,928,180
Riverbed Technology, Inc.(1)	2,282,700	42,161,469
		183,256,509
COMPUTERS AND PERIPHERALS — 9.9%
Apple, Inc.	1,124,800	669,368,480
EMC Corp.(1)	5,453,300	133,169,586
NetApp, Inc.(1)	2,096,300	56,390,470
		858,928,536
DISTRIBUTORS — 0.4%
LKQ Corp.(1)	1,624,700	33,939,983
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.1%
Verizon Communications, Inc.	2,067,600	92,297,664
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.4%
Trimble Navigation Ltd.(1)	657,000	30,997,260
ENERGY EQUIPMENT AND SERVICES — 3.2%
Core Laboratories NV	265,200	27,490,632
Oceaneering International, Inc.	1,228,200	64,271,706
Schlumberger Ltd.	2,683,100	186,555,943
		278,318,281
FOOD AND STAPLES RETAILING — 4.3%
Costco Wholesale Corp.	1,031,300	101,510,859
CVS Caremark Corp.	756,650	35,108,560
Wal-Mart Stores, Inc.	2,524,900	189,417,998
Whole Foods Market, Inc.	514,300	48,719,639
		374,757,056
FOOD PRODUCTS — 1.9%
Annie’s, Inc.(1)	299,455	11,828,472
Hershey Co. (The)	620,400	42,714,540
Kraft Foods Group, Inc.(1)	1,086,599	49,418,523
Mead Johnson Nutrition Co.	926,300	57,115,658
		161,077,193
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.7%
Cooper Cos., Inc. (The)	236,800	22,728,064
Covidien plc	491,600	27,013,420
DENTSPLY International, Inc.	585,400	21,566,136
Edwards Lifesciences Corp.(1)	365,300	31,718,999
IDEXX Laboratories, Inc.(1)	129,000	12,409,800
ResMed, Inc.	767,300	30,645,962
		146,082,381
HEALTH CARE PROVIDERS AND SERVICES — 2.3%
AmerisourceBergen Corp.	2,051,200	80,899,328
DaVita, Inc.(1)	303,200	34,116,064
Express Scripts Holding Co.(1)	1,351,400	83,165,156
		198,180,548

12

	Shares	Value
HOTELS, RESTAURANTS AND LEISURE — 2.3%
Marriott International, Inc. Class A	1,462,900	$53,366,592
McDonald’s Corp.	771,300	66,948,840
Starbucks Corp.	1,734,500	79,613,550
		199,928,982
HOUSEHOLD DURABLES — 1.2%
Mohawk Industries, Inc.(1)	552,900	46,150,563
PulteGroup, Inc.(1)	3,378,400	58,581,456
		104,732,019
HOUSEHOLD PRODUCTS — 0.9%
Church & Dwight Co., Inc.	283,300	14,380,308
Colgate-Palmolive Co.	630,800	66,208,768
		80,589,076
INDUSTRIAL CONGLOMERATES — 0.9%
Danaher Corp.	1,593,000	82,405,890
INSURANCE — 0.8%
Travelers Cos., Inc. (The)	922,600	65,449,244
INTERNET AND CATALOG RETAIL — 1.8%
Amazon.com, Inc.(1)	685,900	159,691,238
INTERNET SOFTWARE AND SERVICES — 4.0%
eBay, Inc.(1)	2,747,800	132,691,262
Google, Inc., Class A(1)	316,200	214,943,274
		347,634,536
IT SERVICES — 4.8%
Automatic Data Processing, Inc.	1,322,200	76,409,938
International Business Machines Corp.	1,084,100	210,889,973
MasterCard, Inc., Class A	275,732	127,093,151
		414,393,062
LIFE SCIENCES TOOLS AND SERVICES — 0.2%
Waters Corp.(1)	223,700	18,300,897
MACHINERY — 1.4%
Deere & Co.	498,700	42,608,928
Illinois Tool Works, Inc.	1,239,400	76,012,402
		118,621,330
MEDIA — 3.8%
CBS Corp., Class B	1,351,300	43,782,120
Comcast Corp., Class A	3,908,700	146,615,337
Scripps Networks Interactive, Inc. Class A	870,200	52,838,544
Viacom, Inc., Class B	1,598,800	81,970,476
		325,206,477
METALS AND MINING — 0.4%
Nucor Corp.	765,700	30,727,541
MULTI-UTILITIES — 0.3%
DTE Energy Co.	461,600	28,665,360
MULTILINE RETAIL — 1.3%
Dollar General Corp.(1)	1,168,700	56,822,194
Macy’s, Inc.	1,557,300	59,286,411
		116,108,605
OIL, GAS AND CONSUMABLE FUELS — 2.5%
EOG Resources, Inc.	753,900	87,821,811
Noble Energy, Inc.	793,900	75,428,439
Occidental Petroleum Corp.	647,600	51,134,496
		214,384,746
PERSONAL PRODUCTS — 0.7%
Estee Lauder Cos., Inc. (The), Class A	988,300	60,899,046
PHARMACEUTICALS — 5.5%
Abbott Laboratories	2,158,200	141,405,264
Allergan, Inc.	1,150,600	103,461,952
Bristol-Myers Squibb Co.	1,797,400	59,763,550
Eli Lilly & Co.	640,200	31,132,926
Johnson & Johnson	1,985,000	140,577,700
		476,341,392
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.5%
American Campus Communities, Inc.	814,100	36,886,871
Simon Property Group, Inc.	618,000	94,065,780
		130,952,651
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.4%
CBRE Group, Inc.(1)	1,809,500	32,607,190
ROAD AND RAIL — 1.7%
Union Pacific Corp.	1,162,800	143,059,284
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.1%
Broadcom Corp., Class A	2,160,400	68,128,214
Intel Corp.	2,947,300	63,735,362
Linear Technology Corp.	1,659,900	51,888,474
Teradyne, Inc.(1)	838,800	12,263,256
Xilinx, Inc.	2,305,800	75,538,008
		271,553,314
SOFTWARE — 6.2%
Cadence Design Systems, Inc.(1)	3,554,200	44,996,172
CommVault Systems, Inc.(1)	371,747	23,223,035
Microsoft Corp.	7,982,400	227,777,784
Oracle Corp.	6,139,200	190,622,160
ServiceNow, Inc.(1)	517,600	15,864,440
Splunk, Inc.(1)	809,100	22,695,255
Workday, Inc.(1)	260,600	12,639,100
		537,817,946

13

Shares	Value
SPECIALTY RETAIL — 3.2%
GNC Holdings, Inc. Class A	1,375,800	$53,202,186
Home Depot, Inc. (The)	1,027,600	63,074,088
Lowe’s Cos., Inc.	2,761,500	89,417,370
Tractor Supply Co.	227,400	21,884,976
Urban Outfitters, Inc.(1)	1,392,200	49,785,072
		277,363,692
TOBACCO — 2.5%
Philip Morris International, Inc.	2,422,300	214,518,888
WIRELESS TELECOMMUNICATION SERVICES — 1.9%
Crown Castle International Corp.(1)	1,340,000	89,445,000
SBA Communications Corp., Class A(1)	1,193,800	79,542,894
		168,987,894
TOTAL COMMON STOCKS (Cost $7,481,548,796)		8,624,891,801
Temporary Cash Investments — 0.6%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 2.00%, 1/31/16 - 6/30/16, valued at $22,925,541), in a joint trading account at 0.23%, dated 10/31/12, due 11/1/12 (Delivery value $22,463,577)		22,463,433
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.125% - 3.75%, 8/15/41 - 2/15/42, valued at $22,978,840), in a joint trading account at 0.20%, dated 10/31/12, due 11/1/12 (Delivery value $22,463,558)		22,463,433
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.625%, 2/15/40, valued at $9,542,300), in a joint trading account at 0.16%, dated 10/31/12, due 11/1/12 (Delivery value $9,356,810)		$9,356,768
SSgA U.S. Government Money Market Fund	10,189	10,189
TOTAL TEMPORARY CASH INVESTMENTS (Cost $54,293,823)		54,293,823
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $7,535,842,619)		8,679,185,624
OTHER ASSETS AND LIABILITIES — (0.2)%		(16,955,989)
TOTAL NET ASSETS — 100.0%		$8,662,229,635

Notes to Schedule of Investments

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2012
Assets
Investment securities, at value (cost of $7,535,842,619)	$8,679,185,624
Receivable for investments sold	57,754,091
Receivable for capital shares sold	6,448,788
Dividends and interest receivable	5,445,448
8,748,833,951

Liabilities
Payable for investments purchased	64,481,540
Payable for capital shares redeemed	15,002,927
Accrued management fees	6,904,146
Distribution and service fees payable	215,703
86,604,316

Net Assets	$8,662,229,635

Net Assets Consist of:
Capital (par value and paid-in surplus)	$7,218,809,987
Undistributed net investment income	49,113,306
Undistributed net realized gain	250,963,321
Net unrealized appreciation	1,143,343,021
$8,662,229,635

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$5,593,916,015	203,581,578	$27.48
Institutional Class, $0.01 Par Value	$2,237,707,852	80,644,734	$27.75
A Class, $0.01 Par Value	$701,313,465	25,972,042	$27.00*
C Class, $0.01 Par Value	$14,084,013	522,098	$26.98
R Class, $0.01 Par Value	$115,208,290	4,295,734	$26.82

*Maximum offering price $28.65 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $45,549)	$134,470,229
Interest	56,984
134,527,213

Expenses:
Management fees	81,548,721
Distribution and service fees:
A Class	1,745,795
C Class	150,051
R Class	511,770
Directors’ fees and expenses	359,086
Other expenses	411
84,315,834

Net investment income (loss)	50,211,379

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	321,235,832
Futures contract transactions	4,660,631
Foreign currency transactions	(41,270)
325,855,193

Change in net unrealized appreciation (depreciation) on:
Investments	547,927,847
Translation of assets and liabilities in foreign currencies	18,256
547,946,103

Net realized and unrealized gain (loss)	873,801,296

Net Increase (Decrease) in Net Assets Resulting from Operations	$924,012,675

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2012 AND OCTOBER 31, 2011
Increase (Decrease) in Net Assets	October 31, 2012	October 31, 2011
Operations
Net investment income (loss)	$50,211,379	$45,354,297
Net realized gain (loss)	325,855,193	516,322,848
Change in net unrealized appreciation (depreciation)	547,946,103	(116,233,346)
Net increase (decrease) in net assets resulting from operations	924,012,675	445,443,799

Distributions to Shareholders
From net investment income:
Investor Class	(26,416,678)	(16,085,104)
Institutional Class	(14,792,971)	(6,371,247)
A Class	(1,716,972)	(354,453)
R Class	(11,579)	—
From net realized gains:
Investor Class	(188,116,335)	—
Institutional Class	(75,859,024)	—
A Class	(23,798,326)	—
C Class	(518,181)	—
R Class	(2,911,202)	—
Decrease in net assets from distributions	(334,141,268)	(22,810,804)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(108,468,943)	1,815,608,193

Net increase (decrease) in net assets	481,402,464	2,238,241,188

Net Assets
Beginning of period	8,180,827,171	5,942,585,983
End of period	$8,662,229,635	$8,180,827,171

Undistributed net investment income	$49,113,306	$42,917,624

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2012

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in stocks of larger-sized companies that management believes will increase in value over time.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

18

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund include the assets of NT Growth Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.800% to 1.000% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the year ended October 31, 2012 was 0.97% for the Investor Class, A Class, C Class and R Class and 0.77% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2012 were $6,479,030,152 and $6,780,490,605, respectively.

For the year ended October 31, 2012, the fund incurred net realized gains of $65,926,664 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

20

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2012		Year ended October 31, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	800,000,000		800,000,000
Sold	30,597,197	$815,590,046	57,583,802	$1,507,849,223
Issued in reinvestment of distributions	8,543,449	208,801,900	592,046	15,180,062
Redeemed	(43,315,016)	(1,179,529,361)	(35,393,701)	(920,453,919)
	(4,174,370)	(155,137,415)	22,782,147	602,575,366
Institutional Class/Shares Authorized	250,000,000		250,000,000
Sold	28,226,797	760,524,181	47,037,732	1,238,818,648
Issued in reinvestment of distributions	3,536,090	87,129,253	238,680	6,165,100
Redeemed	(30,746,180)	(858,219,071)	(13,327,125)	(338,969,351)
	1,016,707	(10,565,637)	33,949,287	906,014,397
A Class/Shares Authorized	310,000,000		310,000,000
Sold	7,679,409	199,942,589	18,959,093	495,200,696
Issued in reinvestment of distributions	969,672	23,340,001	12,885	325,465
Redeemed	(7,375,216)	(194,657,631)	(9,913,957)	(255,065,676)
	1,273,865	28,624,959	9,058,021	240,460,485
C Class/Shares Authorized	20,000,000		20,000,000
Sold	75,173	1,960,969	422,812	11,102,799
Issued in reinvestment of distributions	14,143	342,255	—	—
Redeemed	(143,783)	(3,804,971)	(107,008)	(2,723,977)
	(54,467)	(1,501,747)	315,804	8,378,822
R Class/Shares Authorized	30,000,000		30,000,000
Sold	2,150,364	56,736,953	3,010,975	76,296,991
Issued in reinvestment of distributions	111,295	2,666,644	—	—
Redeemed	(1,112,835)	(29,292,700)	(729,423)	(18,117,868)
	1,148,824	30,110,897	2,281,552	58,179,123
Net increase (decrease)	(789,441)	$(108,468,943)	68,386,811	$1,815,608,193

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

21

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$8,624,891,801	—	—
Temporary Cash Investments	10,189	$54,283,634	—
Total Value of Investment Securities	$8,624,901,990	$54,283,634	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended October 31, 2012, the effect of equity price risk derivative instruments on the Statement of Operations was $4,660,631 in net realized gain (loss) on futures contract transactions.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$42,938,200	$22,810,804
Long-term capital gains	$291,203,068	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

22

As of October 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$7,558,192,347
Gross tax appreciation of investments	$1,249,189,625
Gross tax depreciation of investments	(128,196,348)
Net tax appreciation (depreciation) of investments	$1,120,993,277
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$16
Net tax appreciation (depreciation)	$1,120,993,293
Undistributed ordinary income	$49,113,306
Accumulated long-term gains	$273,313,049

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$25.88	0.14	2.50	2.64	(0.13)	(0.91)	(1.04)	$27.48	10.67%	0.97%	0.54%	74%	$5,593,916
2011	$24.00	0.16	1.81	1.97	(0.09)	—	(0.09)	$25.88	8.20%	0.98%	0.58%	79%	$5,377,431
2010	$20.28	0.10	3.68	3.78	(0.06)	—	(0.06)	$24.00	18.65%	1.00%	0.43%	86%	$4,440,152
2009	$17.69	0.09	2.58	2.67	(0.08)	—	(0.08)	$20.28	15.25%	1.00%	0.50%	114%	$3,372,274
2008	$26.78	0.04	(9.10)	(9.06)	(0.03)	—	(0.03)	$17.69	(33.86)%	1.00%	0.16%	129%	$2,617,302
Institutional Class
2012	$26.13	0.20	2.51	2.71	(0.18)	(0.91)	(1.09)	$27.75	10.86%	0.77%	0.74%	74%	$2,237,708
2011	$24.23	0.20	1.84	2.04	(0.14)	—	(0.14)	$26.13	8.42%	0.78%	0.78%	79%	$2,080,463
2010	$20.47	0.14	3.72	3.86	(0.10)	—	(0.10)	$24.23	18.90%	0.80%	0.63%	86%	$1,106,748
2009	$17.86	0.12	2.61	2.73	(0.12)	—	(0.12)	$20.47	15.45%	0.80%	0.70%	114%	$549,496
2008	$27.03	0.08	(9.17)	(9.09)	(0.08)	—	(0.08)	$17.86	(33.71)%	0.80%	0.36%	129%	$286,262
A Class(3)
2012	$25.45	0.07	2.46	2.53	(0.07)	(0.91)	(0.98)	$27.00	10.37%	1.22%	0.29%	74%	$701,313
2011	$23.60	0.08	1.79	1.87	(0.02)	—	(0.02)	$25.45	7.93%	1.23%	0.33%	79%	$628,634
2010	$19.94	0.04	3.62	3.66	— (4)	—	— (4)	$23.60	18.37%	1.25%	0.18%	86%	$369,142
2009	$17.40	0.04	2.54	2.58	(0.04)	—	(0.04)	$19.94	14.99%	1.25%	0.25%	114%	$214,371
2008	$26.36	(0.02)	(8.94)	(8.96)	—	—	—	$17.40	(34.03)%	1.25%	(0.09)%	129%	$141,441

24

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income		Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate		Net Assets, End of Period (in thousands)
C Class
2012	$25.55	(0.12)	2.46	2.34	—		(0.91)	(0.91)	$26.98	9.55%	1.97%		(0.46)%		74%		$14,084
2011	$23.85	(0.12)	1.82	1.70	—		—	—	$25.55	7.13%	1.98%		(0.42)%		79%		$14,730
2010(5)	$22.10	(0.10)	1.85	1.75	—		—	—	$23.85	7.92%	2.00	%(6)	(0.66	)%(6)	86	%(7)	$6,219
R Class
2012	$25.28	0.01	2.44	2.45	—	(4)	(0.91)	(0.91)	$26.82	10.12%	1.47%		0.04%		74%		$115,208
2011	$23.49	— (4)	1.79	1.79	—		—	—	$25.28	7.62%	1.48%		0.08%		79%		$79,569
2010	$19.90	(0.02)	3.61	3.59	—		—	—	$23.49	18.10%	1.50%		(0.07)%		86%		$20,325
2009	$17.35	(0.01)	2.56	2.55	—	(4)	—	— (4)	$19.90	14.67%	1.50%		0.00	%(8)	114%		$7,656
2008	$26.37	(0.08)	(8.94)	(9.02)	—		—	—	$17.35	(34.21)%	1.50%		(0.34)%		129%		$3,280

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

(4)	Per-share amount was less than $0.005.

(5)	March 1, 2010 (commencement of sale) through October 31, 2010.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2010.

(8)	Ratio was less than 0.005%.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Growth Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”) as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Growth Fund of American Century Mutual Funds, Inc., as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte &Touche LLP
Kansas City, Missouri
December 19, 2012

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services)(2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Approval of Management Agreement

At a meeting held on June 21, 2012, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

30

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The

31

Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

32

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

33

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2012.

For corporate taxpayers, the fund hereby designates $42,938,200, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2012 as qualified for the corporate dividends received deduction.

The fund hereby designates $291,203,068, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended October 31, 2012.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-76896   1212

ANNUAL REPORT           OCTOBER 31, 2012

New Opportunities Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	18
Statement of Operations	19
Statement of Changes in Net Assets	20
Notes to Financial Statements	21
Financial Highlights	26
Report of Independent Registered Public Accounting Firm	28
Management	29
Approval of Management Agreement	32
Additional Information	37

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2012. Our report offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated insights, we encourage you to visit our website, americancentury.com.

Favorable Fiscal-Year Returns for Most U.S. Stock and Bond Benchmarks

In a period fraught with concerns about factors such as the global economic recovery, European financial system stability, and the U.S. political picture, the 12-month returns for U.S. investors were generally favorable.

Both U.S. stocks and bonds rallied for much of the period, with U.S. equities generally outperforming their non-U.S. counterparts. The S&P 500 Index advanced 15.21%, compared with 4.61% for the MSCI EAFE (Europe, Australasia, Far East) Index. The Barclays U.S. Aggregate Bond Index returned 5.25%, and the 10-year U.S. Treasury note returned 7.47%, according to Barclays.

As it turned out, the overseas setbacks and the coordinated monetary policy response provided by prominent central banks around the world ultimately proved beneficial to the U.S. capital markets. Both U.S. stocks and bonds generally benefited from global investors’ trust in the U.S. financial system and from declining interest rates, helped by central bank purchases of government securities. The 10-year U.S. Treasury yield fell to a record low during the period, finishing at 1.69%.

The U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the outlook for 2013 remains guarded, as the fragile recovery remains vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board has once again completed its annual review of the advisory contract between the American Century Investments mutual funds overseen by the board and the funds’ advisor, American Century Investment Management, Inc. This process, often referred to as the 15(c) review, involves the independent directors considering all of the material monitored throughout the year and evaluating a wide range of factors to determine whether the management fee paid by each fund to the advisor is reasonable.

The independent directors’ rationale for this decision is provided in detail in this, or in a previous, report. However, there are several highlights that should be of interest to all shareholders.

•	Fund performance and client service continue to be rated among the industry’s best.

•	Target date and other asset allocation products continue to successfully gather assets and industry acclaim.

•	Compliance programs continue to function successfully with no issues impacting shareholder interests.

•	Fees were found to be within an acceptable competitive range, with minor fee waivers being negotiated on five funds.

Knowing that most shareholders are long term investors, the board was particularly pleased with our succession planning review. Talented professionals are being added within portfolio management and experienced managers have been added to the senior management team.

Overall it was a very positive review for the American Century Investments mutual funds during a challenging market environment.

Best personal regards,
Don Pratt

3

Market Perspective

By David Hollond, Chief Investment Officer, U.S. Growth Equity—
Mid & Small Cap

Stocks Gained Amid Volatility

The U.S. stock market generated positive results for the 12-month period ended October 31, 2012, although it endured significant volatility along the way. As the reporting period began, stocks were in the midst of a rebound. Investors grew optimistic as signs of improving economic activity quashed recession fears; in particular, job growth began to exceed expectations, driving the unemployment rate to its lowest level in three years by February 2012. Another positive factor was promising news out of Europe, as the European Central Bank provided favorable long-term financing to the debt markets and support for the Continent’s banking sector.

The optimism proved to be short-lived, as headwinds returned to the equity market. Evidence of slowing economic activity in the U.S. and adverse developments in Europe—including political turmoil in Greece and troubled banks in Spain—weighed on investor confidence, sending stocks down sharply.

Late in the period, stocks reversed course once again. The Federal Reserve announced a third round of quantitative easing measures, as well as an extension of its near-zero interest rate policy until 2015. The European Central Bank, meanwhile, announced a plan under which it would purchase bonds to support financially troubled debt markets in Europe. These measures, as well as others taken by central banks around the world, helped to restore investor confidence and drive markets upward, despite some concerns about slowing corporate profits and the looming U.S. fiscal cliff.

As the table below illustrates, large-cap issues generated the strongest returns for the reporting period, outpacing mid- and small-cap shares. Value stocks outpaced growth shares across the market capitalization spectrum.

From a sector perspective, all sectors within the Russell 3000 Index delivered positive results; the telecommunication services sector fared the best. Health care, financials, consumer discretionary, and consumer staples all finished ahead of the Russell 3000 Index. On the other side, the energy and information technology sectors achieved more moderate gains.

U.S. Stock Index Returns
For the 12 months ended October 31, 2012
Russell 1000 Index (Large-Cap)	14.97%	Russell 2000 Index (Small-Cap)	12.08%
Russell 1000 Growth Index	13.02%	Russell 2000 Growth Index	9.70%
Russell 1000 Value Index	16.89%	Russell 2000 Value Index	14.47%
Russell Midcap Index	12.15%
Russell Midcap Growth Index	9.09%
Russell Midcap Value Index	14.99%

4

Performance

Total Returns as of October 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWNOX	8.84%	-1.07%	7.32%	6.28%	12/26/96
Russell 2500 Growth Index	—	10.08%	2.04%	10.40%	6.13%(1)	—
Institutional Class	TWNIX	9.08%	—	—	11.76%	3/1/10
A Class No sales charge* With sales charge*	TWNAX	8.60% 2.41%	— —	— —	11.30% 8.86%	3/1/10
C Class	TWNCX	7.77%	—	—	10.42%	3/1/10
R Class	TWNRX	8.38%	—	—	10.99%	3/1/10

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 12/31/96, the date nearest the Investor Class’s inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.52%	1.32%	1.77%	2.52%	2.02%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: Stafford Southwick and Matthew Ferretti

Performance Summary

New Opportunities returned 8.84%* for the 12 months ended October 31, 2012. By comparison, the Russell 2500 Growth Index (the fund’s benchmark)
returned 10.08%.

As discussed in the Market Perspective on page 4, equity indices generally gained during the reporting period, although they struggled with the challenges of a tepid global economic recovery and continued sovereign debt concerns in Europe. In an environment dominated by macroeconomic risks, price momentum and acceleration, two factors that the New Opportunities team looks for in portfolio holdings, were not rewarded consistently. As a result, the portfolio delivered solid returns but underperformed its benchmark.

The portfolio derived positive absolute results from each sector in which it was invested. Relative to the benchmark, an underweight allocation to the health care sector and stock decisions in the consumer staples sector accounted for the bulk of underperformance. Effective stock choices in the industrials and consumer discretionary sectors made the largest contributions to relative returns.

Health Care Underweight Position Detracted

An underweight allocation to the health care sector was the leading relative detractor. For example, the two largest detractors in the sector were biopharmaceutical companies Pharmacyclics and VIVUS. VIVUS benefited from a positive FDA drug approval, while Pharmacyclics reported positive study data for an oncology drug. New Opportunities had exposure to both of these stocks, but less than the index. Positioning in the pharmaceuticals group and an underweight allocation to the health care equipment and services industry also detracted from relative results.

In the consumer staples sector, New Opportunities maintained an overweight position in PriceSmart, an international membership warehouse retailer. The company, known as the Costco of Latin America, had contributed meaningfully to returns in the previous reporting period as it benefited from the trend toward demand for more affordable goods and services. During the last 12 months, though, rising costs squeezed the company’s profits, and its share price declined.

Industrials, Consumer Discretionary Contributed

The industrials sector was the largest source of outperformance, largely attributable to positioning in the trading companies and distributors industry group. Here, the portfolio was rewarded for an overweight position in United Rentals. The company benefited from rising rental rates, a recovery in construction activity, and an accretive acquisition. Elsewhere in the sector, positioning in the commercial services and supplies group also helped returns versus the benchmark.

*All fund returns referenced in this commentary are for Investor Class shares.

7

The consumer discretionary sector also generated significant gains for New Opportunities. The leading individual contributor for the reporting period was auto dealer Lithia Motors. Rising demand for new cars meant better-than-expected results for the company, which upped its future earnings guidance. Within the hotels, restaurants, and leisure industry group, a position in Cedar Fair benefited results. The amusement park operator drove up revenues through increased attendance at its parks as well as higher spending levels per visitor. An overweight allocation among companies in the leisure equipment and products industry also helped relative returns.

Despite the significant positive overall contribution from consumer discretionary shares, the leading individual detractor for the fiscal year also resided in this space. Premium mattress manufacturer Tempur-Pedic had been a top contributor early in the reporting period, but the company struggled as it reported weaker-than-expected results in April and lowered forward expectations in June on slowing sales growth and price discounts due to increased competition.

Apart from these sectors, a position in information technology company Kenexa added significantly to relative results, after the talent management software maker was acquired by IBM. Communication software firm Allot Communications was another source of strength. The company reported better-than-expected earnings and revenue growth, as well as good growth overseas and the firm’s first significant orders from U.S. wireless carriers.

Outlook

Our investment process focuses on small and mid-sized companies with accelerating growth rates in revenue and earnings, as well as share-price momentum. We believe that active investing in such companies will generate outperformance over time compared with the Russell 2500 Growth Index.

8

Fund Characteristics

OCTOBER 31, 2012
Top Ten Holdings	% of net assets
Lithia Motors, Inc., Class A	2.0%
Polaris Industries, Inc.	1.5%
Triumph Group, Inc.	1.3%
United Rentals, Inc.	1.1%
Titan International, Inc.	0.9%
Beacon Roofing Supply, Inc.	0.9%
TransDigm Group, Inc.	0.9%
Alliance Data Systems Corp.	0.9%
Catamaran Corp.	0.8%
OSI Systems, Inc.	0.8%

Top Five Industries	% of net assets
Specialty Retail	6.4%
Software	6.0%
Trading Companies and Distributors	4.2%
IT Services	4.1%
Real Estate Investment Trusts (REITs)	4.1%

Types of Investments in Portfolio	% of net assets
Common Stocks	97.2%
Temporary Cash Investments	3.0%
Other Assets and Liabilities	(0.2)%

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2012 to October 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Expenses Paid During Period(1) 5/1/12 - 10/31/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$970.20	$7.43	1.50%
Institutional Class	$1,000	$970.30	$6.44	1.30%
A Class	$1,000	$968.80	$8.66	1.75%
C Class	$1,000	$964.60	$12.35	2.50%
R Class	$1,000	$967.40	$9.89	2.00%
Hypothetical
Investor Class	$1,000	$1,017.60	$7.61	1.50%
Institutional Class	$1,000	$1,018.60	$6.60	1.30%
A Class	$1,000	$1,016.34	$8.87	1.75%
C Class	$1,000	$1,012.57	$12.65	2.50%
R Class	$1,000	$1,015.08	$10.13	2.00%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

11

Schedule of Investments

OCTOBER 31, 2012

	Shares	Value
Common Stocks — 97.2%
AEROSPACE AND DEFENSE — 2.8%
B/E Aerospace, Inc.(1)	19,966	$900,267
TransDigm Group, Inc.	10,447	1,391,645
Triumph Group, Inc.	31,905	2,087,225
		4,379,137
AUTO COMPONENTS — 1.0%
American Axle & Manufacturing Holdings, Inc.(1)	107,678	1,170,460
Goodyear Tire & Rubber Co. (The)(1)	38,777	442,445
		1,612,905
AUTOMOBILES — 0.7%
Thor Industries, Inc.	13,134	499,486
Winnebago Industries, Inc.(1)	46,556	586,606
		1,086,092
BIOTECHNOLOGY — 4.0%
Acorda Therapeutics, Inc.(1)	6,879	164,752
Alkermes plc(1)	18,636	345,325
Arena Pharmaceuticals, Inc.(1)	31,021	245,376
ARIAD Pharmaceuticals, Inc.(1)	23,277	501,619
BioMarin Pharmaceutical, Inc.(1)	16,764	620,939
Cepheid, Inc.(1)	9,689	293,674
Cubist Pharmaceuticals, Inc.(1)	9,406	403,517
Dendreon Corp.(1)	31,548	119,882
Incyte Corp. Ltd.(1)	15,563	248,386
Ironwood Pharmaceuticals, Inc.(1)	13,732	159,703
Isis Pharmaceuticals, Inc.(1)	16,518	142,881
Medivation, Inc.(1)	10,117	517,181
Myriad Genetics, Inc.(1)	13,169	344,633
Onyx Pharmaceuticals, Inc.(1)	8,754	685,963
Pharmacyclics, Inc.(1)	7,510	458,636
Seattle Genetics, Inc.(1)	13,905	349,850
Theravance, Inc.(1)	9,825	221,161
United Therapeutics Corp.(1)	7,293	333,071
		6,156,549
BUILDING PRODUCTS — 1.9%
American Woodmark Corp.(1)	13,777	316,871
Apogee Enterprises, Inc.	37,001	753,710
Builders FirstSource, Inc.(1)	197,252	1,086,859
Fortune Brands Home & Security, Inc.(1)	26,036	740,464
		2,897,904
CAPITAL MARKETS — 1.6%
Affiliated Managers Group, Inc.(1)	5,330	674,245
Eaton Vance Corp.	15,185	427,306
Lazard Ltd. Class A	13,643	401,923
SEI Investments Co.	16,167	353,734
Triangle Capital Corp.	22,656	589,735
		2,446,943
CHEMICALS — 2.3%
Albemarle Corp.	11,740	646,991
H.B. Fuller Co.	13,734	417,514
International Flavors & Fragrances, Inc.	11,304	730,464
Rentech Nitrogen Partners LP	10,124	388,863
Valspar Corp.	12,994	728,054
W.R. Grace & Co.(1)	10,266	658,667
		3,570,553
COMMERCIAL BANKS — 2.9%
Banco Latinoamericano de Comercio Exterior SA E Shares	16,185	364,163
Bancorp, Inc.(1)	9,729	110,619
Cathay General Bancorp.	30,052	531,620
City National Corp.	10,273	524,950
Home Bancshares, Inc.	28,049	971,617
Pinnacle Financial Partners, Inc.(1)	20,338	397,608
Signature Bank(1)	4,991	355,559
Texas Capital Bancshares, Inc.(1)	23,573	1,119,010
UMB Financial Corp.	3,682	163,959
		4,539,105
COMMERCIAL SERVICES AND SUPPLIES — 1.4%
Deluxe Corp.	29,042	915,113
G&K Services, Inc., Class A	20,412	658,287
HNI Corp.	8,742	240,580
US Ecology, Inc.	17,639	418,574
		2,232,554
COMMUNICATIONS EQUIPMENT — 1.5%
Aruba Networks, Inc.(1)	19,096	346,974
InterDigital, Inc.	6,853	261,031
Ixia(1)	38,297	536,541

12

	Shares	Value
Netgear, Inc.(1)	10,787	$383,046
Procera Networks, Inc.(1)	10,707	242,514
Riverbed Technology, Inc.(1)	22,141	408,944
Sycamore Networks, Inc.	21,124	122,097
		2,301,147
COMPUTERS AND PERIPHERALS — 0.4%
Electronics for Imaging, Inc.(1)	6,725	116,746
NCR Corp.(1)	22,394	476,544
		593,290
CONSTRUCTION AND ENGINEERING — 0.5%
KBR, Inc.	10,557	294,118
MasTec, Inc.(1)	22,247	501,892
		796,010
CONSTRUCTION MATERIALS — 1.3%
Eagle Materials, Inc.	21,838	1,156,759
Headwaters, Inc.(1)	118,383	851,174
		2,007,933
CONTAINERS AND PACKAGING — 0.8%
Ball Corp.	22,073	945,387
Packaging Corp. of America	8,490	299,442
		1,244,829
DISTRIBUTORS — 1.0%
LKQ Corp.(1)	38,829	811,138
Pool Corp.	16,570	697,928
		1,509,066
DIVERSIFIED CONSUMER SERVICES — 0.6%
Apollo Group, Inc., Class A(1)	12,716	255,337
Grand Canyon Education, Inc.(1)	19,866	432,284
Hillenbrand, Inc.	7,979	163,330
Steiner Leisure, Ltd.(1)	3,552	156,004
		1,006,955
DIVERSIFIED FINANCIAL SERVICES — 0.4%
MarketAxess Holdings, Inc.	6,903	215,650
MSCI, Inc., Class A(1)	14,977	403,480
		619,130
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.8%
8x8, Inc.(1)	66,929	438,385
Premiere Global Services, Inc.(1)	33,086	281,231
tw telecom, inc., Class A(1)	21,275	541,874
		1,261,490
ELECTRIC UTILITIES — 0.4%
ITC Holdings Corp.	7,168	570,716
ELECTRICAL EQUIPMENT — 0.8%
Acuity Brands, Inc.	5,518	357,015
Franklin Electric Co., Inc.	5,615	325,333
Hubbell, Inc., Class B	6,924	579,677
		1,262,025
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 2.9%
Cognex Corp.	16,492	601,298
FLIR Systems, Inc.	13,105	254,630
IPG Photonics Corp.(1)	3,746	198,838
Littelfuse, Inc.	10,066	539,538
OSI Systems, Inc.(1)	15,713	1,245,255
Power-One, Inc.(1)	102,142	411,632
Trimble Navigation Ltd.(1)	21,189	999,697
Universal Display Corp.(1)	7,559	247,784
		4,498,672
ENERGY EQUIPMENT AND SERVICES — 2.7%
Bristow Group, Inc.	6,220	310,503
Dresser-Rand Group, Inc.(1)	10,666	549,619
Dril-Quip, Inc.(1)	13,068	905,090
Hornbeck Offshore Services, Inc.(1)	28,263	979,030
McDermott International, Inc.(1)	30,668	328,454
Oceaneering International, Inc.	18,631	974,960
RigNet, Inc.(1)	6,725	124,883
		4,172,539
FOOD AND STAPLES RETAILING — 0.5%
Andersons, Inc. (The)	14,960	587,629
United Natural Foods, Inc.(1)	5,155	274,452
		862,081
FOOD PRODUCTS — 0.2%
J&J Snack Foods Corp.	4,866	278,676
HEALTH CARE EQUIPMENT AND SUPPLIES — 2.9%
Align Technology, Inc.(1)	10,623	282,359
Cooper Cos., Inc. (The)	2,143	205,685
Cyberonics, Inc.(1)	4,505	208,356
Haemonetics Corp.(1)	3,921	320,346
HeartWare International, Inc.(1)	2,314	194,330
IDEXX Laboratories, Inc.(1)	7,539	725,252
Masimo Corp.(1)	9,454	207,704
Mettler-Toledo International, Inc.(1)	4,339	734,896
ResMed, Inc.	19,674	785,780

13

Shares	Value
STERIS Corp.	6,592	$234,741
Thoratec Corp.(1)	9,091	324,549
Volcano Corp.(1)	8,965	256,578
		4,480,576
HEALTH CARE PROVIDERS AND SERVICES — 2.8%
Air Methods Corp.(1)	2,121	232,525
AMERIGROUP Corp.(1)	4,854	443,364
Catamaran Corp.(1)	26,914	1,269,264
Centene Corp.(1)	7,759	294,687
Chemed Corp.	3,169	213,115
HealthSouth Corp.(1)	12,342	273,128
HMS Holdings Corp.(1)	12,472	287,979
MWI Veterinary Supply, Inc.(1)	1,971	206,994
Owens & Minor, Inc.	8,463	240,942
Patterson Cos., Inc.	12,285	410,319
PSS World Medical, Inc.(1)	8,967	256,636
WellCare Health Plans, Inc.(1)	3,241	154,272
		4,283,225
HEALTH CARE TECHNOLOGY — 0.3%
athenahealth, Inc.(1)	5,059	325,243
Quality Systems, Inc.	7,935	138,466
		463,709
HOTELS, RESTAURANTS AND LEISURE — 2.2%
AFC Enterprises, Inc.(1)	19,039	482,068
Bally Technologies, Inc.(1)	3,596	179,512
Cedar Fair LP	31,261	1,120,707
Panera Bread Co., Class A(1)	4,052	683,329
Papa John’s International, Inc.(1)	12,573	670,392
Six Flags Entertainment Corp.	4,767	272,244
		3,408,252
HOUSEHOLD DURABLES — 2.5%
M.D.C. Holdings, Inc.	27,069	1,035,119
M/I Homes, Inc.(1)	28,503	634,192
NVR, Inc.(1)	657	593,757
Standard Pacific Corp.(1)	170,435	1,176,001
Tupperware Brands Corp.	8,229	486,334
		3,925,403
INDUSTRIAL CONGLOMERATES — 0.8%
Raven Industries, Inc.	37,023	1,010,358
Standex International Corp.	5,747	265,741
		1,276,099
INSURANCE — 0.5%
Amtrust Financial Services, Inc.	6,968	168,626
Arthur J Gallagher & Co.	16,289	577,282
		745,908
INTERNET AND CATALOG RETAIL — 0.8%
HSN, Inc.	12,474	648,898
Netflix, Inc.(1)	7,256	573,877
		1,222,775
INTERNET SOFTWARE AND SERVICES — 2.4%
Blucora, Inc.(1)	65,846	1,155,597
CoStar Group, Inc.(1)	9,521	789,291
Liquidity Services, Inc.(1)	3,782	155,932
NIC, Inc.	16,018	229,057
Perficient, Inc.(1)	22,402	254,711
Stamps.com, Inc.(1)	2,890	79,533
ValueClick, Inc.(1)	23,285	388,161
Web.com Group, Inc.(1)	42,315	667,731
		3,720,013
IT SERVICES — 4.1%
Alliance Data Systems Corp.(1)	9,532	1,363,553
Broadridge Financial Solutions, Inc.	17,549	402,749
Cardtronics, Inc.(1)	10,797	306,743
Computer Task Group, Inc.(1)	13,323	248,474
FleetCor Technologies, Inc.(1)	8,758	415,217
Gartner, Inc.(1)	12,879	597,714
Global Payments, Inc.	11,531	492,950
Heartland Payment Systems, Inc.	42,486	1,108,035
MAXIMUS, Inc.	7,283	401,876
Total System Services, Inc.	19,389	436,059
VeriFone Systems, Inc.(1)	13,441	398,391
WEX, Inc.(1)	2,774	204,666
		6,376,427
LEISURE EQUIPMENT AND PRODUCTS — 2.2%
Polaris Industries, Inc.	27,754	2,345,213
Smith & Wesson Holding Corp.(1)	67,899	651,831
Sturm Ruger & Co., Inc.	7,384	348,746
		3,345,790
LIFE SCIENCES TOOLS AND SERVICES — 0.7%
Bruker Corp.(1)	15,580	188,362
Charles River Laboratories International, Inc.(1)	5,100	190,332

14

Shares	Value
PAREXEL International Corp.(1)	9,430	$289,407
Techne Corp.	5,241	353,034
		1,021,135
MACHINERY — 4.0%
CLARCOR, Inc.	3,491	157,933
Donaldson Co., Inc.	20,012	645,787
Lincoln Electric Holdings, Inc.	11,198	485,657
Lindsay Corp.	14,634	1,117,599
Middleby Corp.(1)	5,585	697,846
Sauer-Danfoss, Inc.	5,655	226,539
Titan International, Inc.	68,614	1,439,522
Trinity Industries, Inc.	8,823	275,983
WABCO Holdings, Inc.(1)	10,488	614,282
Wabtec Corp.	6,790	556,101
		6,217,249
MEDIA — 0.6%
ReachLocal, Inc.(1)	16,584	204,646
Regal Entertainment Group Class A	44,983	690,939
		895,585
METALS AND MINING — 0.7%
Compass Minerals International, Inc.	4,836	381,319
Royal Gold, Inc.	8,093	712,831
		1,094,150
MULTILINE RETAIL — 0.3%
Dillard’s, Inc., Class A	5,264	405,328
OIL, GAS AND CONSUMABLE FUELS — 3.5%
Berry Petroleum Co., Class A	1,640	63,156
Gulfport Energy Corp.(1)	31,774	1,054,261
Kodiak Oil & Gas Corp.(1)	65,807	608,057
Rosetta Resources, Inc.(1)	22,905	1,054,546
SandRidge Energy, Inc.(1)	57,114	355,249
Stone Energy Corp.(1)	18,905	445,969
Tesoro Logistics LP	4,995	220,729
Vaalco Energy, Inc.(1)	38,235	312,380
W&T Offshore, Inc.	13,080	221,706
Western Refining, Inc.	45,894	1,141,384
		5,477,437
PAPER AND FOREST PRODUCTS — 0.2%
Neenah Paper, Inc.	12,668	328,101
PERSONAL PRODUCTS — 0.7%
Herbalife Ltd.	16,318	837,929
Nu Skin Enterprises, Inc., Class A	5,293	250,518
		1,088,447
PHARMACEUTICALS — 1.4%
Auxilium Pharmaceuticals, Inc.(1)	8,290	169,779
Endo Health Solutions Inc.(1)	10,804	309,643
Impax Laboratories, Inc.(1)	10,924	232,135
Jazz Pharmaceuticals plc(1)	6,193	332,750
Medicines Co. (The)(1)	9,016	197,631
Medicis Pharmaceutical Corp., Class A	8,425	365,729
Salix Pharmaceuticals Ltd.(1)	8,719	340,390
VIVUS, Inc.(1)	15,507	231,054
		2,179,111
PROFESSIONAL SERVICES — 1.6%
Equifax, Inc.	14,776	739,391
Exponent, Inc.(1)	6,594	362,538
On Assignment, Inc.(1)	40,443	771,652
Robert Half International, Inc.	24,057	646,893
		2,520,474
REAL ESTATE INVESTMENT TRUSTS (REITs) — 4.1%
Brandywine Realty Trust	32,931	382,000
Camden Property Trust	8,469	555,820
CBL & Associates Properties, Inc.	23,925	535,202
EastGroup Properties, Inc.	3,763	195,902
Essex Property Trust, Inc.	4,849	727,350
Federal Realty Investment Trust	6,931	747,370
Mid-America Apartment Communities, Inc.	3,837	248,292
National Retail Properties, Inc.	15,037	476,372
Omega Healthcare Investors, Inc.	11,755	269,660
PennyMac Mortgage Investment Trust	11,433	290,856
Rayonier, Inc.	15,220	745,932
Sovran Self Storage, Inc.	11,658	673,832
Sun Communities, Inc.	11,426	479,664
		6,328,252
ROAD AND RAIL — 0.5%
Hertz Global Holdings, Inc.(1)	55,594	737,732
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.9%
Cirrus Logic, Inc.(1)	26,472	1,078,999
LSI Corp.(1)	76,967	527,224
Photronics, Inc.(1)	55,803	272,877
Rudolph Technologies, Inc.(1)	16,741	159,207
Semtech Corp.(1)	12,599	314,597

15

Shares	Value
Silicon Image, Inc.(1)	41,325	$181,830
Silicon Motion Technology Corp. ADR(1)	8,257	113,038
Skyworks Solutions, Inc.(1)	34,862	815,771
Spansion, Inc., Class A(1)	17,733	196,659
Ultratech, Inc.(1)	28,571	883,129
		4,543,331
SOFTWARE — 6.0%
Allot Communications Ltd.(1)	34,207	799,076
ANSYS, Inc.(1)	13,187	934,695
Aspen Technology, Inc.(1)	18,048	447,229
Bottomline Technologies, Inc.(1)	9,592	224,453
BroadSoft, Inc.(1)	10,783	412,126
Concur Technologies, Inc.(1)	6,410	424,534
FactSet Research Systems, Inc.	5,008	453,474
Fortinet, Inc.(1)	11,554	223,801
Guidance Software, Inc.(1)	28,394	345,839
Informatica Corp.(1)	13,602	369,158
MICROS Systems, Inc.(1)	10,682	484,856
NetScout Systems, Inc.(1)	23,027	569,458
Nuance Communications, Inc.(1)	47,632	1,060,288
PROS Holdings, Inc.(1)	10,134	195,890
SolarWinds, Inc.(1)	10,002	506,001
Solera Holdings, Inc.	9,949	465,713
Synchronoss Technologies, Inc.(1)	13,620	279,074
TIBCO Software, Inc.(1)	14,737	371,520
Ultimate Software Group, Inc.(1)	7,012	710,736
		9,277,921
SPECIALTY RETAIL — 6.4%
Aaron’s, Inc.	11,566	356,580
America’s Car-Mart, Inc.(1)	5,136	214,993
American Eagle Outfitters, Inc.	21,108	440,524
ANN, Inc.(1)	10,483	368,582
Ascena Retail Group, Inc.(1)	19,917	394,357
Cabela’s, Inc.(1)	9,337	418,391
Dick’s Sporting Goods, Inc.	12,984	649,200
Francesca’s Holdings Corp.(1)	13,737	405,654
Genesco, Inc.(1)	7,888	451,982
GNC Holdings, Inc. Class A	3,600	139,212
Group 1 Automotive, Inc.	4,241	262,984
Lithia Motors, Inc., Class A	88,635	3,031,317
Penske Automotive Group, Inc.	12,079	369,617
Sally Beauty Holdings, Inc.(1)	20,344	489,884
Select Comfort Corp.(1)	10,370	288,597
Tractor Supply Co.	8,759	842,966
Ulta Salon Cosmetics & Fragrance, Inc.	8,654	798,072
		9,922,912
TEXTILES, APPAREL AND LUXURY GOODS — 3.6%
Carter’s, Inc.(1)	9,385	507,353
Fossil, Inc.(1)	6,980	607,958
G-III Apparel Group Ltd.(1)	13,494	498,738
Hanesbrands, Inc.(1)	12,240	409,673
Iconix Brand Group, Inc.(1)	27,449	508,081
Movado Group, Inc.	20,553	651,325
Oxford Industries, Inc.	12,706	704,929
PVH Corp.	8,813	969,342
Under Armour, Inc. Class A(1)	10,850	567,021
Wolverine World Wide, Inc.	2,844	119,078
		5,543,498
THRIFTS AND MORTGAGE FINANCE — 0.1%
Berkshire Hills Bancorp, Inc.	4,020	94,390
TRADING COMPANIES AND DISTRIBUTORS — 4.2%
Applied Industrial Technologies, Inc.	8,345	338,723
Beacon Roofing Supply, Inc.(1)	43,972	1,422,054
DXP Enterprises, Inc.(1)	9,034	444,744
H&E Equipment Services, Inc.	32,104	488,623
MSC Industrial Direct Co., Inc. Class A	6,311	470,801
SeaCube Container Leasing Ltd.	20,711	383,568
Titan Machinery, Inc.(1)	34,131	807,198
United Rentals, Inc.(1)	43,047	1,750,291
Watsco, Inc.	6,314	431,562
		6,537,564
WIRELESS TELECOMMUNICATION SERVICES — 0.8%
MetroPCS Communications, Inc.(1)	24,199	247,072
SBA Communications Corp., Class A(1)	14,526	967,867
		1,214,939
TOTAL COMMON STOCKS (Cost $129,773,301)		150,582,034

16

Value
Temporary Cash Investments — 3.0%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 2.00%, 1/31/16 - 6/30/16, valued at $1,968,980), in a joint trading account at 0.23%, dated 10/31/12, due 11/1/12 (Delivery value $1,929,303)	$1,929,291
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.125% - 3.75%, 8/15/41 - 2/15/42, valued at $1,973,557), in a joint trading account at 0.20%, dated 10/31/12, due 11/1/12 (Delivery value $1,929,302)	1,929,291
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.625%, 2/15/40, valued at $819,549), in a joint trading account at 0.16%, dated 10/31/12, due 11/1/12 (Delivery value $803,620)	803,616
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,662,198)	4,662,198
TOTAL INVESTMENT SECURITIES — 100.2% (Cost $134,435,499)	155,244,232
OTHER ASSETS AND LIABILITIES — (0.2)%	(313,179)
TOTAL NET ASSETS — 100.0%	$154,931,053

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

17

Statement of Assets and Liabilities

OCTOBER 31, 2012
Assets
Investment securities, at value (cost of $134,435,499)	$155,244,232
Receivable for investments sold	637,266
Receivable for capital shares sold	17,299
Dividends and interest receivable	166,372
156,065,169

Liabilities
Payable for investments purchased	708,004
Payable for capital shares redeemed	226,246
Accrued management fees	199,716
Distribution and service fees payable	150
1,134,116

Net Assets	$154,931,053

Net Assets Consist of:
Capital (par value and paid-in surplus)	$170,682,157
Accumulated net investment loss	(493,831)
Accumulated net realized loss	(36,066,006)
Net unrealized appreciation	20,808,733
$154,931,053

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$154,517,242	19,005,940	$8.13
Institutional Class, $0.01 Par Value	$33,656	4,119	$8.17
A Class, $0.01 Par Value	$239,001	29,596	$8.08*
C Class, $0.01 Par Value	$79,538	10,051	$7.91
R Class, $0.01 Par Value	$61,616	7,684	$8.02

*	Maximum offering price $8.57 (net asset value divided by 0.9425).

See Notes to Financial Statements.

18

Statement of Operations

YEAR ENDED OCTOBER 31, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $1,680)	$2,029,444
Interest	1,875
2,031,319

Expenses:
Management fees	2,387,601
Distribution and service fees:
A Class	699
C Class	667
R Class	296
Directors’ fees and expenses	5,888
Other expenses	27
2,395,178

Net investment income (loss)	(363,859)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment transactions	5,704,469
Change in net unrealized appreciation (depreciation) on investments	8,180,114

Net realized and unrealized gain (loss)	13,884,583

Net Increase (Decrease) in Net Assets Resulting from Operations	$13,520,724

See Notes to Financial Statements.

19

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2012 AND OCTOBER 31, 2011
Increase (Decrease) in Net Assets	October 31, 2012	October 31, 2011
Operations
Net investment income (loss)	$(363,859)	$(1,589,679)
Net realized gain (loss)	5,704,469	24,987,553
Change in net unrealized appreciation (depreciation)	8,180,114	(10,838,613)
Net increase (decrease) in net assets resulting from operations	13,520,724	12,559,261

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(17,127,334)	(1,032,579)

Redemption Fees
Increase in net assets from redemption fees	2,645	42,568

Net increase (decrease) in net assets	(3,603,965)	11,569,250

Net Assets
Beginning of period	158,535,018	146,965,768
End of period	$154,931,053	$158,535,018

Accumulated net investment loss	$(493,831)	$(220,383)

See Notes to Financial Statements.

20

Notes to Financial Statements

OCTOBER 31, 2012

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. New Opportunities Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing in stocks of small and mid-sized companies that management believes will increase in value over time.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited

21

to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Business Development Companies — The fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

22

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions. Prior to November 14, 2011, the redemption fee applied to shares held less than 180 days.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.10% to 1.50% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.20% less at each point within the range. The effective annual management fee for each class for the year ended October 31, 2012 was 1.50% for the Investor Class, A Class, C Class and R Class and 1.30% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2012 are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2012 were $98,537,740 and $118,491,536, respectively.

23

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2012		Year ended October 31, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	621,604	$4,915,018	2,261,585	$17,909,206
Redeemed	(2,782,961)	(22,002,462)	(2,482,613)	(19,139,301)
	(2,161,357)	(17,087,444)	(221,028)	(1,230,095)
Institutional Class/Shares Authorized	25,000,000		25,000,000
A Class/Shares Authorized	25,000,000		25,000,000
Sold	8,432	64,452	27,185	214,828
Redeemed	(16,755)	(130,048)	(6,990)	(48,162)
	(8,323)	(65,596)	20,195	166,666
C Class/Shares Authorized	25,000,000		25,000,000
Sold	2,447	18,044	2,299	18,257
Redeemed	(130)	(992)	(410)	(3,383)
	2,317	17,052	1,889	14,874
R Class/Shares Authorized	25,000,000		25,000,000
Sold	1,932	14,548	2,191	15,976
Redeemed	(726)	(5,894)	—	—
	1,206	8,654	2,191	15,976
Net increase (decrease)	(2,166,157)	$(17,127,334)	(196,753)	$(1,032,579)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$150,582,034	—	—
Temporary Cash Investments	—	$4,662,198	—
Total Value of Investment Securities	$150,582,034	$4,662,198	—

24

7. Risk Factors

The fund invests in common stocks of small companies. Because of this, it may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended October 31, 2012 and October 31, 2011.

As of October 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$134,562,913
Gross tax appreciation of investments	$26,294,990
Gross tax depreciation of investments	(5,613,671)
Net tax appreciation (depreciation) of investments	$20,681,319
Undistributed ordinary income	—
Accumulated short-term capital losses	$(36,035,605)
Late-year ordinary loss deferral	$(396,818)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(2,607,639) and $(33,427,966) expire in 2016 and 2017, respectively.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

25

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)		Net Investment Income (Loss)		Portfolio Turnover Rate		Net Assets, End of Period (in thousands)
Investor Class
2012	$7.47	(0.02)	0.68	0.66	$8.13	8.84%	1.50%		(0.22)%		63%		$154,517
2011	$6.86	(0.07)	0.68	0.61	$7.47	8.89%	1.50%		(0.95)%		107%		$158,117
2010	$5.06	(0.04)	1.84	1.80	$6.86	33.57%	1.51%		(0.59)%		181%		$146,747
2009	$5.12	(0.02)	(0.04)	(0.06)	$5.06	(1.17)%	1.50%		(0.51)%		206%		$119,287
2008	$8.58	(0.05)	(3.41)	(3.46)	$5.12	(40.33)%	1.50%		(0.66)%		159%		$146,932
Institutional Class
2012	$7.49	— (4)	0.68	0.68	$8.17	9.08%	1.30%		(0.02)%		63%		$34
2011	$6.87	(0.06)	0.68	0.62	$7.49	9.02%	1.30%		(0.75)%		107%		$31
2010(5)	$6.07	(0.01)	0.81	0.80	$6.87	13.18%	1.31	%(6)	(0.29	)%(6)	181	%(7)	$28
A Class
2012	$7.44	(0.04)	0.68	0.64	$8.08	8.60%	1.75%		(0.47)%		63%		$239
2011	$6.85	(0.09)	0.68	0.59	$7.44	8.61%	1.75%		(1.20)%		107%		$282
2010(5)	$6.07	(0.03)	0.81	0.78	$6.85	12.85%	1.76	%(6)	(0.67	)%(6)	181	%(7)	$121
C Class
2012	$7.34	(0.09)	0.66	0.57	$7.91	7.77%	2.50%		(1.22)%		63%		$80
2011	$6.81	(0.15)	0.68	0.53	$7.34	7.78%	2.50%		(1.95)%		107%		$57
2010(5)	$6.07	(0.06)	0.80	0.74	$6.81	12.19%	2.51	%(6)	(1.46	)%(6)	181	%(7)	$40

26

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data							Ratios and Supplemental Data
		Income From Investment Operations:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)		Net Investment Income (Loss)		Portfolio Turnover Rate		Net Assets, End of Period (in thousands)
R Class
2012	$7.40	(0.06)	0.68	0.62	$8.02	8.38%	2.00%		(0.72)%		63%		$62
2011	$6.84	(0.11)	0.67	0.56	$7.40	8.19%	2.00%		(1.45)%		107%		$48
2010(5)	$6.07	(0.04)	0.81	0.77	$6.84	12.69%	2.01	%(6)	(0.99	)%(6)	181	%(7)	$29

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)	Per-share amount was less than $0.005.

(5)	March 1, 2010 (commencement of sale) through October 31, 2010.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2010.

See Notes to Financial Statements.

27

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of New Opportunities Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”) as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of New Opportunities Fund of American Century Mutual Funds, Inc., as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 19, 2012

28

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

29

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

30

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

31

Approval of Management Agreement

At a meeting held on June 21, 2012, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

32

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons.

33

The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

34

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

35

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

36

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

37

Notes

38

Notes

39

Notes

40

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-76901   1212

ANNUAL REPORT           OCTOBER 31, 2012

Heritage Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	27
Management	28
Approval of Management Agreement	31
Additional Information	36

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2012. Our report offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated insights, we encourage you to visit our website, americancentury.com.

Favorable Fiscal-Year Returns for Most U.S. Stock and Bond Benchmarks

In a period fraught with concerns about factors such as the global economic recovery, European financial system stability, and the U.S. political picture, the 12-month returns for U.S. investors were generally favorable.

Both U.S. stocks and bonds rallied for much of the period, with U.S. equities generally outperforming their non-U.S. counterparts. The S&P 500 Index advanced 15.21%, compared with 4.61% for the MSCI EAFE (Europe, Australasia, Far East) Index. The Barclays U.S. Aggregate Bond Index returned 5.25%, and the 10-year U.S. Treasury note returned 7.47%, according to Barclays.

As it turned out, the overseas setbacks and the coordinated monetary policy response provided by prominent central banks around the world ultimately proved beneficial to the U.S. capital markets. Both U.S. stocks and bonds generally benefited from global investors’ trust in the U.S. financial system and from declining interest rates, helped by central bank purchases of government securities. The 10-year U.S. Treasury yield fell to a record low during the period, finishing at 1.69%.

The U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the outlook for 2013 remains guarded, as the fragile recovery remains vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board has once again completed its annual review of the advisory contract between the American Century Investments mutual funds overseen by the board and the funds’ advisor, American Century Investment Management, Inc. This process, often referred to as the 15(c) review, involves the independent directors considering all of the material monitored throughout the year and evaluating a wide range of factors to determine whether the management fee paid by each fund to the advisor is reasonable.

The independent directors’ rationale for this decision is provided in detail in this, or in a previous, report. However, there are several highlights that should be of interest to all shareholders.

•	Fund performance and client service continue to be rated among the industry’s best.

•	Target date and other asset allocation products continue to successfully gather assets and industry acclaim.

•	Compliance programs continue to function successfully with no issues impacting shareholder interests.

•	Fees were found to be within an acceptable competitive range, with minor fee waivers being negotiated on five funds.

Knowing that most shareholders are long term investors, the board was particularly pleased with our succession planning review. Talented professionals are being added within portfolio management and experienced managers have been added to the senior management team.

Overall it was a very positive review for the American Century Investments mutual funds during a challenging market environment.

Best personal regards,
Don Pratt

3

Market Perspective

By David Hollond, Chief Investment Officer, U.S. Growth Equity—
Mid & Small Cap

Stocks Gained Amid Volatility

The U.S. stock market generated positive results for the 12-month period ended October 31, 2012, although it endured significant volatility along the way. As the reporting period began, stocks were in the midst of a rebound. Investors grew optimistic as signs of improving economic activity quashed recession fears; in particular, job growth began to exceed expectations, driving the unemployment rate to its lowest level in three years by February 2012. Another positive factor was promising news out of Europe, as the European Central Bank provided favorable long-term financing to the debt markets and support for the Continent’s banking sector.

The optimism proved to be short-lived, as headwinds returned to the equity market. Evidence of slowing economic activity in the U.S. and adverse developments in Europe—including political turmoil in Greece and troubled banks in Spain—weighed on investor confidence, sending stocks down sharply.

Late in the period, stocks reversed course once again. The Federal Reserve announced a third round of quantitative easing measures, as well as an extension of its near-zero interest rate policy until 2015. The European Central Bank, meanwhile, announced a plan under which it would purchase bonds to support financially troubled debt markets in Europe. These measures, as well as others taken by central banks around the world, helped to restore investor confidence and drive markets upward, despite some concerns about slowing corporate profits and the looming U.S. fiscal cliff.

As the table below illustrates, large-cap issues generated the strongest returns for the reporting period, outpacing mid- and small-cap shares. Value stocks outpaced growth shares across the market capitalization spectrum.

From a sector perspective, all sectors within the Russell 3000 Index delivered positive results; the telecommunication services sector fared the best. Health care, financials, consumer discretionary, and consumer staples all finished ahead of the Russell 3000 Index. On the other side, the energy and information technology sectors achieved more moderate gains.

U.S. Stock Index Returns
For the 12 months ended October 31, 2012
Russell 1000 Index (Large-Cap)	14.97%	Russell 2000 Index (Small-Cap)	12.08%
Russell 1000 Growth Index	13.02%	Russell 2000 Growth Index	9.70%
Russell 1000 Value Index	16.89%	Russell 2000 Value Index	14.47%
Russell Midcap Index	12.15%
Russell Midcap Growth Index	9.09%
Russell Midcap Value Index	14.99%

4

Performance

Total Returns as of October 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWHIX	9.41%	0.86%	10.87%	11.24%	11/10/87
Russell Midcap Growth Index	—	9.09%	1.55%	10.03%	10.31%(1)	—
Russell Midcap Index	—	12.15%	1.70%	10.52%	11.56%(1)	—
Institutional Class	ATHIX	9.62%	1.06%	11.08%	8.30%	6/16/97
A Class(2) No sales charge* With sales charge*	ATHAX	9.08% 2.79%	0.60% -0.58%	10.59% 9.94%	7.52% 7.11%	7/11/97
B Class No sales charge* With sales charge*	ATHBX	8.30% 4.30%	-0.16% -0.36%	— —	1.00% 0.81%	9/28/07
C Class	AHGCX	8.30%	-0.14%	9.77%	5.51%	6/26/01
R Class	ATHWX	8.86%	0.35%	—	1.51%	9/28/07

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year to 0.00% after the sixth year. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Since 10/31/87, the date nearest the Investor Class’s inception for which data are available.

(2)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	B Class	C Class	R Class
1.01%	0.81%	1.26%	2.01%	2.01%	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

6

Portfolio Commentary

Portfolio Managers: David Hollond and Greg Walsh

Performance Summary

Heritage returned 9.41%* for the 12 months ended October 31, 2012, outpacing the 9.09% return of the portfolio’s benchmark, the Russell Midcap Growth Index.

As discussed in the Market Perspective on page 4, equity indices generally gained during the reporting period, although they struggled with the challenges of a tepid global economic recovery and continued sovereign debt concerns in Europe. Price momentum and acceleration, two factors that the Heritage team looks for in portfolio holdings, were not rewarded consistently during the reporting period. Nevertheless, the portfolio delivered solid returns and outperformed its benchmark.

Within the portfolio, stock decisions in the health care and information technology sectors accounted for the bulk of outperformance versus the benchmark. Holdings in the consumer staples sector also added to relative gains. Stock selection in the materials, consumer discretionary, and industrials sectors detracted from relative returns.

Health Care, Consumer Staples Gained

The health care sector was the largest source of relative gains, attributable largely to stock decisions among health care providers. The top individual contributor in the portfolio by far was pharmacy benefit manager SXC Health Solutions, which acquired Catalyst Health Solutions during the reporting period. The portfolio held overweight positions in both companies, and they each posted strong returns. The merger provides the combined entity (renamed Catamaran Corp.) increased scale to go after larger potential clients.

Spanish health care company Grifols also contributed, as its acquisition of U.S.-based Talecris drove gains in net revenues and net income.

Outperformance in consumer staples was driven by positions in the food and staples retailing group, including an overweight stake in Whole Foods. The company continued to post solid results and see strong volume trends even in the face of weaker economic data, as a secular trend toward healthier diets and organic foods fueled demand. Elsewhere in the sector, the portfolio sidestepped the personal products industry group, an allocation decision that also helped relative results.

Information Technology Contributed, but Some Positions Detracted

The information technology sector was the second-largest source of relative outperformance. Here, an overweight position in Apple added significantly to results, as the company unveiled its much-anticipated iPhone 5 in September, selling more than five million units in its debut weekend. Apple also won a patent lawsuit against Samsung, their major rival in the smart phone market. Also in the sector, the portfolio underweighted the semiconductor group, an allocation decision that helped results versus the benchmark.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Some positions in the sector, though, detracted significantly from relative performance. A stake in China’s dominant internet search engine, Baidu was the largest individual detractor from relative returns. The company reported strong results, but underperformed after guiding future growth lower. Investor concerns about slowing economic growth in China also weighed on the company’s share price.

Information security software company Check Point Software Technologies detracted. Check Point underperformed after announcing slower-than-expected license revenue growth, which the company attributed to a pause in orders ahead of a new operating system launch.

Materials, Consumer Discretionary, Industrials Lagged

Relative underperformance in the materials sector was primarily a function of benchmark holdings that Heritage didn’t own. The two largest detractors were paint companies Sherwin-Williams and PPG Industries, which outperformed as housing data for both new construction and renovations started to stabilize and improve.

In the consumer discretionary sector, an underweight allocation to the media industry hurt relative results. As optimism grew about the economic environment, advertising spending grew, helping companies in the industry group. Detrimental holdings in the media industry included China-based Focus Media Holding Ltd., which sold off sharply due to a third party research report. Stock decisions in the hotels, restaurants, and leisure group, as well as the diversified consumer services group, trimmed relative returns.

Elsewhere in the sector, however, it helped to own high-growth international retailer Michael Kors. The stock outperformed during the fiscal year following its initial public offering thanks to brand strength and exposure to luxury spending.

The industrials sector was a meaningful source of underperformance versus the benchmark. In the machinery industry, mining equipment manufacturer Joy Global was one of several overweight positions that trimmed relative performance. The mining equipment company underperformed along with lower metals prices and slowing economic growth.

In the electrical equipment industry group, Polypore, which manufactures lithium-ion separators used in electric vehicles, was hurt over competitor concern. Commercial services overweight Clean Harbors detracted. The hazardous waste disposal company suffered from concerns about pricing pressure in their energy service business as natural gas prices fell.

Outlook

Heritage’s investment process focuses on mid-capitalization companies with accelerating revenue and earnings growth rates, which are also exhibiting share-price strength. This process, which has historically added value, has faced unprecedented headwinds in recent reporting periods. Despite this challenge, Heritage provided solid absolute and relative returns during the reporting period. We believe that active investing in such companies will generate attractive absolute and relative investment performance over time.

8

Fund Characteristics

OCTOBER 31, 2012
Top Ten Holdings	% of net assets
Catamaran Corp.	2.9%
Alliance Data Systems Corp.	2.8%
Kansas City Southern	2.4%
Whole Foods Market, Inc.	2.4%
PetSmart, Inc.	2.3%
Alexion Pharmaceuticals, Inc.	1.9%
SBA Communications Corp., Class A	1.8%
Apple, Inc.	1.7%
Perrigo Co.	1.6%
Costco Wholesale Corp.	1.6%

Top Five Industries	% of net assets
Specialty Retail	10.0%
Food and Staples Retailing	5.4%
IT Services	4.8%
Biotechnology	4.5%
Software	4.1%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	91.1%
Foreign Common Stocks*	6.8%
Total Common Stocks	97.9%
Temporary Cash Investments	2.7%
Other Assets and Liabilities	(0.6)%

*Includes depositary shares, dual listed securities and foreign ordinary shares.

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2012 to October 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Expenses Paid During Period(1) 5/1/12 - 10/31/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$959.00	$4.97	1.01%
Institutional Class	$1,000	$959.90	$3.99	0.81%
A Class	$1,000	$957.70	$6.20	1.26%
B Class	$1,000	$953.90	$9.87	2.01%
C Class	$1,000	$954.40	$9.87	2.01%
R Class	$1,000	$956.50	$7.43	1.51%
Hypothetical
Investor Class	$1,000	$1,020.06	$5.13	1.01%
Institutional Class	$1,000	$1,021.06	$4.12	0.81%
A Class	$1,000	$1,018.80	$6.39	1.26%
B Class	$1,000	$1,015.03	$10.18	2.01%
C Class	$1,000	$1,015.03	$10.18	2.01%
R Class	$1,000	$1,017.55	$7.66	1.51%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

11

Schedule of Investments

OCTOBER 31, 2012

	Shares	Value
Common Stocks — 97.9%
AEROSPACE AND DEFENSE — 2.0%
TransDigm Group, Inc.	363,600	$48,435,156
Triumph Group, Inc.	408,400	26,717,528
		75,152,684
AUTO COMPONENTS — 0.8%
BorgWarner, Inc.(1)	488,937	32,181,833
AUTOMOBILES — 1.4%
Harley-Davidson, Inc.	1,105,800	51,707,208
BEVERAGES — 0.8%
Beam, Inc.	339,700	18,873,732
Monster Beverage Corp.(1)	280,000	12,507,600
		31,381,332
BIOTECHNOLOGY — 4.5%
Alexion Pharmaceuticals, Inc.(1)	791,500	71,535,770
Grifols SA(1)	1,407,000	48,801,736
Onyx Pharmaceuticals, Inc.(1)	263,000	20,608,680
Regeneron Pharmaceuticals, Inc.(1)	229,300	32,629,390
		173,575,576
BUILDING PRODUCTS — 0.8%
Fortune Brands Home & Security, Inc.(1)	1,092,000	31,056,480
CAPITAL MARKETS — 1.9%
KKR & Co. LP	1,300,700	19,575,535
Lazard Ltd. Class A	742,500	21,874,050
Raymond James Financial, Inc.	804,500	30,683,630
		72,133,215
CHEMICALS — 3.8%
Airgas, Inc.	461,300	41,041,861
American Vanguard Corp.	377,689	13,494,828
Cytec Industries, Inc.	285,700	19,661,874
FMC Corp.	1,044,800	55,917,696
Sherwin-Williams Co. (The)	94,600	13,488,068
		143,604,327
COMMERCIAL BANKS — 1.2%
East West Bancorp., Inc.	1,003,200	21,358,128
SVB Financial Group(1)	443,800	25,114,642
		46,472,770
COMMERCIAL SERVICES AND SUPPLIES — 1.7%
Cintas Corp.	572,600	23,940,406
Stericycle, Inc.(1)	418,700	39,676,012
		63,616,418
COMMUNICATIONS EQUIPMENT — 0.5%
Palo Alto Networks, Inc.(1)	348,545	19,163,004
COMPUTERS AND PERIPHERALS — 1.7%
Apple, Inc.	108,527	64,584,418
CONSTRUCTION AND ENGINEERING — 1.7%
Chicago Bridge & Iron Co. NV New York Shares	669,400	25,135,970
Quanta Services, Inc.(1)	1,514,600	39,273,578
		64,409,548
CONSUMER FINANCE — 1.6%
Discover Financial Services	1,485,904	60,922,064
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.8%
tw telecom, inc., Class A(1)	1,203,200	30,645,504
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 1.4%
Jabil Circuit, Inc.	350,500	6,077,670
Trimble Navigation Ltd.(1)	962,900	45,429,622
		51,507,292
ENERGY EQUIPMENT AND SERVICES — 2.5%
Atwood Oceanics, Inc.(1)	481,000	22,991,800
National Oilwell Varco, Inc.	674,500	49,710,650
Oil States International, Inc.(1)	334,200	24,430,020
		97,132,470
FOOD AND STAPLES RETAILING — 5.4%
Costco Wholesale Corp.	623,900	61,410,477
Fresh Market, Inc. (The)(1)	507,686	28,790,873
PriceSmart, Inc.	303,800	25,212,362
Whole Foods Market, Inc.	949,100	89,908,243
		205,321,955
FOOD PRODUCTS — 2.4%
Hain Celestial Group, Inc. (The)(1)	318,300	18,397,740
McCormick & Co., Inc.	509,400	31,389,228
Mead Johnson Nutrition Co.	688,100	42,428,246
		92,215,214
HEALTH CARE EQUIPMENT AND SUPPLIES — 2.3%
Cooper Cos., Inc. (The)	297,900	28,592,442
IDEXX Laboratories, Inc.(1)	418,400	40,250,080
Intuitive Surgical, Inc.(1)	34,800	18,869,256
		87,711,778
HEALTH CARE PROVIDERS AND SERVICES — 3.9%
Catamaran Corp.(1)	2,367,084	111,631,681
Express Scripts Holding Co.(1)	627,800	38,634,812
		150,266,493

12

	Shares	Value
HEALTH CARE TECHNOLOGY — 1.3%
Cerner Corp.(1)	646,400	$49,249,216
HOTELS, RESTAURANTS AND LEISURE — 2.9%
Bally Technologies, Inc.(1)	512,748	25,596,380
Panera Bread Co., Class A(1)	156,272	26,353,710
Penn National Gaming, Inc.(1)	523,000	21,144,890
Starwood Hotels & Resorts Worldwide, Inc.	734,500	38,083,825
		111,178,805
HOUSEHOLD DURABLES — 0.6%
Toll Brothers, Inc.(1)	679,300	22,423,693
HOUSEHOLD PRODUCTS — 1.1%
Church & Dwight Co., Inc.	838,400	42,557,184
INTERNET AND CATALOG RETAIL — 1.9%
Blue Nile, Inc.(1)	161,500	6,099,855
Expedia, Inc.	473,300	27,995,695
priceline.com, Inc.(1)	66,711	38,276,770
		72,372,320
INTERNET SOFTWARE AND SERVICES — 2.5%
Equinix, Inc.(1)	142,800	25,762,548
LinkedIn Corp., Class A(1)	308,729	33,012,392
Rackspace Hosting, Inc.(1)	555,800	35,398,902
		94,173,842
IT SERVICES — 4.8%
Alliance Data Systems Corp.(1)	760,400	108,775,220
Cognizant Technology Solutions Corp., Class A(1)	283,500	18,895,275
Teradata Corp.(1)	832,000	56,833,920
		184,504,415
MACHINERY — 3.2%
Chart Industries, Inc.(1)	341,600	24,181,864
Flowserve Corp.	244,400	33,113,756
Trinity Industries, Inc.	927,400	29,009,072
Valmont Industries, Inc.	262,200	35,423,220
		121,727,912
MEDIA — 1.3%
Scripps Networks Interactive, Inc. Class A	427,900	25,982,088
Sirius XM Radio, Inc.(1)	8,876,600	24,854,480
		50,836,568
METALS AND MINING — 1.6%
Carpenter Technology Corp.	835,700	40,623,377
First Quantum Minerals Ltd.	880,200	19,785,222
		60,408,599
MULTILINE RETAIL — 1.1%
Family Dollar Stores, Inc.	648,900	42,801,444
OIL, GAS AND CONSUMABLE FUELS — 2.8%
Cabot Oil & Gas Corp.	760,600	35,732,988
Concho Resources, Inc.(1)	420,700	36,230,684
Linn Energy LLC	806,000	33,948,720
		105,912,392
PHARMACEUTICALS — 2.8%
Perrigo Co.	537,700	61,840,877
Watson Pharmaceuticals, Inc.(1)	528,200	45,398,790
		107,239,667
REAL ESTATE INVESTMENT TRUSTS (REITs) — 0.2%
Digital Realty Trust, Inc.	143,149	8,793,643
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.6%
CBRE Group, Inc.(1)	1,206,600	21,742,932
ROAD AND RAIL — 3.0%
Canadian Pacific Railway Ltd.	269,700	24,828,582
Kansas City Southern	1,132,200	91,096,812
		115,925,394
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.4%
Avago Technologies Ltd.	516,200	17,050,086
NXP Semiconductor NV(1)	1,147,800	27,845,628
Xilinx, Inc.	1,473,800	48,281,688
		93,177,402
SOFTWARE — 4.1%
Citrix Systems, Inc.(1)	411,500	25,434,815
CommVault Systems, Inc.(1)	345,500	21,583,385
NetSuite, Inc.(1)	765,119	48,592,708
Nuance Communications, Inc.(1)	1,135,900	25,285,134
Salesforce.com, Inc.(1)	133,000	19,415,340
Splunk, Inc.(1)	570,158	15,992,932
		156,304,314
SPECIALTY RETAIL — 10.0%
Cabela’s, Inc.(1)	682,900	30,600,749
DSW, Inc., Class A	447,100	27,983,989
Gap, Inc. (The)	898,800	32,105,136
GNC Holdings, Inc. Class A	1,101,100	42,579,537
Lumber Liquidators Holdings, Inc.(1)	387,600	21,635,832
O’Reilly Automotive, Inc.(1)	214,500	18,378,360
PetSmart, Inc.	1,322,500	87,800,775
Ross Stores, Inc.	677,100	41,269,245
Tractor Supply Co.	358,100	34,463,544
Ulta Salon Cosmetics & Fragrance, Inc.	490,000	45,187,800
		382,004,967

13

Shares	Value
TEXTILES, APPAREL AND LUXURY GOODS — 3.8%
Lululemon Athletica, Inc.(1)	353,000	$24,360,530
Michael Kors Holdings Ltd.(1)	933,104	51,031,458
PVH Corp.	292,900	32,216,071
Under Armour, Inc. Class A(1)	438,900	22,936,914
Vera Bradley, Inc.(1)	466,500	13,906,365
		144,451,338
TRADING COMPANIES AND DISTRIBUTORS — 1.0%
United Rentals, Inc.(1)	906,000	36,837,960
WIRELESS TELECOMMUNICATION SERVICES — 1.8%
SBA Communications Corp., Class A(1)	1,043,032	69,497,222
TOTAL COMMON STOCKS (Cost $2,797,302,573)		3,738,882,812
Temporary Cash Investments — 2.7%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 2.00%, 1/31/16 - 6/30/16, valued at $44,015,164), in a joint trading account at 0.23%, dated 10/31/12, due 11/1/12 (Delivery value $43,128,231)		43,127,955
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.125% - 3.75%, 8/15/41 - 2/15/42, valued at $44,117,494), in a joint trading account at 0.20%, dated 10/31/12, due 11/1/12 (Delivery value $43,128,195)		$43,127,955
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.625%, 2/15/40, valued at $18,320,437), in a joint trading account at 0.16%, dated 10/31/12, due 11/1/12 (Delivery value $17,964,311)		17,964,231
SSgA U.S. Government Money Market Fund	340,794	340,794
TOTAL TEMPORARY CASH INVESTMENTS (Cost $104,560,935)		104,560,935
TOTAL INVESTMENT SECURITIES — 100.6% (Cost $2,901,863,508)		3,843,443,747
OTHER ASSETS AND LIABILITIES — (0.6)%		(23,670,426)
TOTAL NET ASSETS — 100.0%		$3,819,773,321

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
14,311,004	CAD for USD	UBS AG	11/30/12	$14,320,599	$8,890
562,175	CAD for USD	UBS AG	11/30/12	562,552	(1,034)
27,578,959	EUR for USD	UBS AG	11/30/12	35,755,169	(60,826)
				$50,638,320	$(52,970)

(Value on Settlement Date $50,585,350)

Notes to Schedule of Investments

CAD = Canadian Dollar
EUR = Euro
USD = United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2012
Assets
Investment securities, at value (cost of $2,901,863,508)	$3,843,443,747
Receivable for investments sold	17,917,609
Receivable for capital shares sold	5,880,258
Unrealized gain on forward foreign currency exchange contracts	8,890
Dividends and interest receivable	5,058,160
3,872,308,664

Liabilities
Payable for investments purchased	41,684,636
Payable for capital shares redeemed	7,185,680
Unrealized loss on forward foreign currency exchange contracts	61,860
Accrued management fees	3,271,206
Distribution and service fees payable	331,961
52,535,343

Net Assets	$3,819,773,321

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,815,658,631
Accumulated net investment loss	(14,507,815)
Undistributed net realized gain	77,096,422
Net unrealized appreciation	941,526,083
$3,819,773,321

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$2,499,047,628	111,371,657	$22.44
Institutional Class, $0.01 Par Value	$187,984,473	8,169,704	$23.01
A Class, $0.01 Par Value	$972,795,387	44,744,284	$21.74*
B Class, $0.01 Par Value	$3,051,389	141,641	$21.54
C Class, $0.01 Par Value	$117,580,478	5,851,341	$20.09
R Class, $0.01 Par Value	$39,313,966	1,788,217	$21.99

*	Maximum offering price $23.07 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $21,538)	$27,994,277
Interest	63,594
28,057,871

Expenses:
Management fees	37,867,218
Distribution and service fees:
A Class	2,481,327
B Class	33,388
C Class	1,194,763
R Class	184,259
Directors’ fees and expenses	187,987
Other expenses	343
41,949,285

Net investment income (loss)	(13,891,414)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	100,867,361
Foreign currency transactions	1,947,991
102,815,352

Change in net unrealized appreciation (depreciation) on:
Investments	244,313,494
Translation of assets and liabilities in foreign currencies	(5,077)
244,308,417

Net realized and unrealized gain (loss)	347,123,769

Net Increase (Decrease) in Net Assets Resulting from Operations	$333,232,355

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2012 AND OCTOBER 31, 2011
Increase (Decrease) in Net Assets	October 31, 2012	October 31, 2011
Operations
Net investment income (loss)	$(13,891,414)	$(16,186,409)
Net realized gain (loss)	102,815,352	237,705,159
Change in net unrealized appreciation (depreciation)	244,308,417	(77,938,722)
Net increase (decrease) in net assets resulting from operations	333,232,355	143,580,028

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(190,310,717)	620,667,351

Net increase (decrease) in net assets	142,921,638	764,247,379

Net Assets
Beginning of period	3,676,851,683	2,912,604,304
End of period	$3,819,773,321	$3,676,851,683

Accumulated undistributed net investment income (loss)	$(14,507,815)	$49,020

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2012

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Heritage Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing in stocks of medium-sized and smaller companies that management believes will increase in value over time.

The fund offers the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

18

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

19

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.00% for the Investor Class, A Class, B Class, C Class and R Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and C Class will each pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2012 were $2,681,981,371 and $2,889,964,972, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2012		Year ended October 31, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	400,000,000		400,000,000
Sold	19,486,686	$426,699,628	48,523,754	$1,050,372,668
Redeemed	(24,914,434)	(542,065,205)	(29,959,321)	(630,455,954)
	(5,427,748)	(115,365,577)	18,564,433	419,916,714
Institutional Class/Shares Authorized	40,000,000		40,000,000
Sold	2,555,946	57,612,871	3,643,181	79,017,867
Redeemed	(1,849,797)	(41,541,916)	(2,055,324)	(44,025,654)
	706,149	16,070,955	1,587,857	34,992,213
A Class/Shares Authorized	200,000,000		200,000,000
Sold	10,998,704	231,930,600	19,843,309	411,532,985
Redeemed	(15,090,587)	(318,897,294)	(13,979,401)	(286,376,262)
	(4,091,883)	(86,966,694)	5,863,908	125,156,723
B Class/Shares Authorized	35,000,000		35,000,000
Sold	1,456	31,946	16,596	339,707
Redeemed	(39,468)	(846,918)	(49,419)	(1,021,747)
	(38,012)	(814,972)	(32,823)	(682,040)
C Class/Shares Authorized	35,000,000		35,000,000
Sold	1,184,385	23,287,065	2,703,485	52,590,539
Redeemed	(1,565,557)	(30,740,596)	(1,336,721)	(25,564,825)
	(381,172)	(7,453,531)	1,366,764	27,025,714
R Class/Shares Authorized	30,000,000		30,000,000
Sold	835,511	17,682,981	1,116,361	23,766,845
Redeemed	(632,717)	(13,463,879)	(453,977)	(9,508,818)
	202,794	4,219,102	662,384	14,258,027
Net increase (decrease)	(9,029,872)	$(190,310,717)	28,012,523	$620,667,351

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$3,478,169,550	—	—
Foreign Common Stocks	192,126,304	$68,586,958	—
Temporary Cash Investments	340,794	104,220,141	—
Total Value of Investment Securities	$3,670,636,648	$172,807,099	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(52,970)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of October 31, 2012, is disclosed on the Statement of Assets and Liabilities as an asset of $8,890 in unrealized gain on forward foreign currency exchange contracts and a liability of $61,860 in unrealized loss on forward foreign currency exchange contracts. For the year ended October 31, 2012, the effect of foreign currency risk derivative instruments on the Statement of Operations was $1,872,306 in net realized gain (loss) on foreign currency transactions and $(3,950) in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

The fund invests in common stocks of small companies. Because of this, it may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

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9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended October 31, 2012 and October 31, 2011.

As of October 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$2,904,917,190
Gross tax appreciation of investments	$977,588,263
Gross tax depreciation of investments	(39,061,706)
Net tax appreciation (depreciation) of investments	$938,526,557
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$(1,186)
Net tax appreciation (depreciation)	$938,525,371
Undistributed ordinary income	—
Accumulated long-term gains	$80,150,104
Late-year ordinary loss deferral	$(14,560,785)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$20.51	(0.06)	1.99	1.93	—	—	—	$22.44	9.41%	1.01%	(0.28)%	72%	$2,499,048
2011	$19.21	(0.07)	1.37	1.30	—	—	—	$20.51	6.77%	1.01%	(0.35)%	95%	$2,395,881
2010	$14.32	(0.07)	4.96	4.89	—	—	—	$19.21	34.15%	1.01%	(0.45)%	114%	$1,886,729
2009	$13.15	(0.02)	1.32	1.30	(0.13)	—	(0.13)	$14.32	10.16%	1.01%	(0.19)%	155%	$1,342,418
2008	$22.83	(0.09)	(8.53)	(8.62)	—	(1.06)	(1.06)	$13.15	(39.54)%	1.00%	(0.47)%	172%	$1,261,784
Institutional Class
2012	$20.99	(0.01)	2.03	2.02	—	—	—	$23.01	9.62%	0.81%	(0.08)%	72%	$187,984
2011	$19.62	(0.03)	1.40	1.37	—	—	—	$20.99	6.98%	0.81%	(0.15)%	95%	$156,681
2010	$14.60	(0.04)	5.07	5.03	(0.01)	—	(0.01)	$19.62	34.44%	0.81%	(0.25)%	114%	$115,261
2009	$13.41	— (3)	1.34	1.34	(0.15)	—	(0.15)	$14.60	10.33%	0.81%	0.01%	155%	$92,343
2008	$23.21	(0.05)	(8.69)	(8.74)	—	(1.06)	(1.06)	$13.41	(39.41)%	0.80%	(0.27)%	172%	$86,835
A Class
2012	$19.92	(0.11)	1.93	1.82	—	—	—	$21.74	9.08%	1.26%	(0.53)%	72%	$972,795
2011	$18.70	(0.12)	1.34	1.22	—	—	—	$19.92	6.58%	1.26%	(0.60)%	95%	$973,051
2010	$13.98	(0.11)	4.83	4.72	—	—	—	$18.70	33.76%	1.26%	(0.70)%	114%	$803,692
2009	$12.84	(0.06)	1.30	1.24	(0.10)	—	(0.10)	$13.98	9.89%	1.26%	(0.44)%	155%	$518,768
2008	$22.37	(0.13)	(8.34)	(8.47)	—	(1.06)	(1.06)	$12.84	(39.69)%	1.25%	(0.72)%	172%	$351,962

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For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
B Class
2012	$19.89	(0.27)	1.92	1.65	—	—	—	$21.54	8.30%	2.01%	(1.28)%	72%	$3,051
2011	$18.81	(0.28)	1.36	1.08	—	—	—	$19.89	5.74%	2.01%	(1.35)%	95%	$3,574
2010	$14.16	(0.24)	4.89	4.65	—	—	—	$18.81	32.84%	2.01%	(1.45)%	114%	$3,997
2009	$13.01	(0.16)	1.33	1.17	(0.02)	—	(0.02)	$14.16	8.99%	2.01%	(1.19)%	155%	$3,425
2008	$22.82	(0.26)	(8.49)	(8.75)	—	(1.06)	(1.06)	$13.01	(40.16)%	2.00%	(1.47)%	172%	$1,770
C Class
2012	$18.55	(0.25)	1.79	1.54	—	—	—	$20.09	8.30%	2.01%	(1.28)%	72%	$117,580
2011	$17.55	(0.26)	1.26	1.00	—	—	—	$18.55	5.75%	2.01%	(1.35)%	95%	$115,641
2010	$13.21	(0.22)	4.56	4.34	—	—	—	$17.55	32.85%	2.01%	(1.45)%	114%	$85,381
2009	$12.13	(0.14)	1.24	1.10	(0.02)	—	(0.02)	$13.21	9.07%	2.01%	(1.19)%	155%	$51,745
2008	$21.35	(0.26)	(7.90)	(8.16)	—	(1.06)	(1.06)	$12.13	(40.16)%	2.00%	(1.47)%	172%	$32,812
R Class
2012	$20.20	(0.16)	1.95	1.79	—	—	—	$21.99	8.86%	1.51%	(0.78)%	72%	$39,314
2011	$19.01	(0.18)	1.37	1.19	—	—	—	$20.20	6.26%	1.51%	(0.85)%	95%	$32,023
2010	$14.24	(0.16)	4.93	4.77	—	—	—	$19.01	33.50%	1.51%	(0.95)%	114%	$17,544
2009	$13.08	(0.11)	1.34	1.23	(0.07)	—	(0.07)	$14.24	9.58%	1.51%	(0.69)%	155%	$4,775
2008	$22.83	(0.17)	(8.52)	(8.69)	—	(1.06)	(1.06)	$13.08	(39.86)%	1.50%	(0.97)%	172%	$496

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Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

26

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Heritage Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”) as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Heritage Fund of American Century Mutual Funds, Inc., as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 19, 2012

27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

30

Approval of Management Agreement

At a meeting held on June 21, 2012, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

31

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons.

32

The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

33

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

34

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

35

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-76905   1212

ANNUAL REPORT           OCTOBER 31, 2012

Veedot® Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	23
Management	24
Approval of Management Agreement	27
Additional Information	32

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2012. Our report offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated insights, we encourage you to visit our website, americancentury.com.

Favorable Fiscal-Year Returns for Most U.S. Stock and Bond Benchmarks

In a period fraught with concerns about factors such as the global economic recovery, European financial system stability, and the U.S. political picture, the 12-month returns for U.S. investors were generally favorable.

Both U.S. stocks and bonds rallied for much of the period, with U.S. equities generally outperforming their non-U.S. counterparts. The S&P 500 Index advanced 15.21%, compared with 4.61% for the MSCI EAFE (Europe, Australasia, Far East) Index. The Barclays U.S. Aggregate Bond Index returned 5.25%, and the 10-year U.S. Treasury note returned 7.47%, according to Barclays.

As it turned out, the overseas setbacks and the coordinated monetary policy response provided by prominent central banks around the world ultimately proved beneficial to the U.S. capital markets. Both U.S. stocks and bonds generally benefited from global investors’ trust in the U.S. financial system and from declining interest rates, helped by central bank purchases of government securities. The 10-year U.S. Treasury yield fell to a record low during the period, finishing at 1.69%.

The U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the outlook for 2013 remains guarded, as the fragile recovery remains vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board has once again completed its annual review of the advisory contract between the American Century Investments mutual funds overseen by the board and the funds’ advisor, American Century Investment Management, Inc. This process, often referred to as the 15(c) review, involves the independent directors considering all of the material monitored throughout the year and evaluating a wide range of factors to determine whether the management fee paid by each fund to the advisor is reasonable.

The independent directors’ rationale for this decision is provided in detail in this, or in a previous, report. However, there are several highlights that should be of interest to all shareholders.

•	Fund performance and client service continue to be rated among theindustry’s best.

•	Target date and other asset allocation products continue to successfully gather assets and industry acclaim.

•	Compliance programs continue to function successfully with no issues impacting shareholder interests.

•	Fees were found to be within an acceptable competitive range, with minor fee waivers being negotiated on five funds.

Knowing that most shareholders are long term investors, the board was particularly pleased with our succession planning review. Talented professionals are being added within portfolio management and experienced managers have been added to the senior management team.

Overall it was a very positive review for the American Century Investments mutual funds during a challenging market environment.

Best personal regards,
Don Pratt

3

Market Perspective

By David Hollond, Chief Investment Officer, U.S. Growth Equity—Mid & Small Cap

Stocks Gained Amid Volatility

The U.S. stock market generated positive results for the 12-month period ended October 31, 2012, although it endured significant volatility along the way. As the reporting period began, stocks were in the midst of a rebound. Investors grew optimistic as signs of improving economic activity quashed recession fears; in particular, job growth began to exceed expectations, driving the unemployment rate to its lowest level in three years by February 2012. Another positive factor was promising news out of Europe, as the European Central Bank provided favorable long-term financing to the debt markets and support for the Continent’s banking sector.

The optimism proved to be short-lived, as headwinds returned to the equity market. Evidence of slowing economic activity in the U.S. and adverse developments in Europe—including political turmoil in Greece and troubled banks in Spain—weighed on investor confidence, sending stocks down sharply.

Late in the period, stocks reversed course once again. The Federal Reserve announced a third round of quantitative easing measures, as well as an extension of its near-zero interest rate policy until 2015. The European Central Bank, meanwhile, announced a plan under which it would purchase bonds to support financially troubled debt markets in Europe. These measures, as well as others taken by central banks around the world, helped to restore investor confidence and drive markets upward, despite some concerns about slowing corporate profits and the looming U.S. fiscal cliff.

As the table below illustrates, large-cap issues generated the strongest returns for the reporting period, outpacing mid- and small-cap shares. Value stocks outpaced growth shares across the market capitalization spectrum.

From a sector perspective, all sectors within the Russell 3000 Index delivered positive results; the telecommunication services sector fared the best. Health care, financials, consumer discretionary, and consumer staples all finished ahead of the Russell 3000 Index. On the other side, the energy and information technology sectors achieved more moderate gains.

U.S. Stock Index Returns
For the 12 months ended October 31, 2012
Russell 1000 Index (Large-Cap)	14.97%	Russell 2000 Index (Small-Cap)	12.08%
Russell 1000 Growth Index	13.02%	Russell 2000 Growth Index	9.70%
Russell 1000 Value Index	16.89%	Russell 2000 Value Index	14.47%
Russell Midcap Index	12.15%
Russell Midcap Growth Index	9.09%
Russell Midcap Value Index	14.99%

4

Performance

Total Returns as of October 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	AMVIX	12.03%	-5.38%	6.40%	2.65%	11/30/99
Russell 3000 Index	—	14.75%	0.59%	7.47%	2.67%	—
Institutional Class	AVDIX	12.18%	-5.18%	6.60%	1.32%	8/1/00

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class
1.25%	1.05%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: John Small, Jr. and Stephen Pool

Performance Summary

Veedot returned 12.03%* for the 12 months ended October 31, 2012, compared with its benchmark, the Russell 3000 Index, which returned 14.75% for the period.

As discussed in the Market Perspective on page 4, equity indices generally gained during the reporting period, although they struggled with the ongoing challenges of a tepid global economic recovery and continued sovereign debt concerns in Europe. Price momentum, a factor that the Veedot team looks for in portfolio holdings, came in and out of favor against a backdrop of high volatility during the reporting period. In this environment, Veedot’s highly systematic investment process delivered positive portfolio returns but lagged its benchmark.

Within the portfolio, stock selection in the information technology, industrials, and energy sectors accounted for the bulk of underperformance relative to Veedot’s benchmark. Those relative losses were partially offset by relative gains in the health care, materials, and consumer staples sectors.

Information Technology Drove Underperformance

The information technology sector was the largest source of Veedot’s underperformance relative to the benchmark, and the only sector from which the portfolio derived negative absolute results. Within the sector, a position in Japanese lens and camera manufacturer Canon detracted as the company’s performance lagged the market.

Within the software industry group, the portfolio held a position in Mitek Systems, a provider of Remote Deposit Capture used in mobile check deposit and other applications. The company’s share price sank in the period as it became involved in a lawsuit regarding patent infringement. Elsewhere in the sector, positioning in the computers and peripherals group detracted from performance versus the benchmark.

Also in the sector, though, China-based SouFun Holdings contributed. The company, which operates a real estate internet portal, increased its guidance for 2012 earnings.

Industrials, Energy Lagged

Within the industrials sector, a position in Pitney Bowes detracted from relative results. The provider of integrated mail services and processing equipment reported disappointing earnings as mail volume declined in favor of digital alternatives. Holdings in the air freight and logistics group also detracted, including an overweight stake in C.H. Robinson Worldwide, whose earnings declined as higher oil prices squeezed profit margins.

In the energy sector, underperformance was largely attributable to the oil, gas, and consumable fuels group. Here, the portfolio held positions in several non-benchmark companies that underperformed.

*All fund returns referenced in this commentary are for Investor Class shares.

6

Health Care, Materials, Consumer Staples Contributed

In the health care sector, the portfolio held an overweight stake in biotechnology company Pharmasset, which represented the largest individual contributor to relative returns. The maker of drugs for the treatment of Chronic Hepatitis C virus (HCV) was acquired by Gilead Sciences at a substantial premium over the company’s share price before the acquisition deal was struck. An overweight position in biopharmaceutical company Pharmacyclics also added meaningfully to performance versus the benchmark. The developer of blood cancer treatments reported better-than-expected earnings and saw a significant jump in its share price.

The materials sector was a source of relative outperformance. Here, Veedot held a number of positions in the metals and mining group that outpaced benchmark returns. In the chemicals group, the portfolio was rewarded for an overweight stake in Flotek Industries. The supplier of drilling and production-related services grew revenues and delivered better-than-expected earnings as it benefited from rising oil prices.

Within the consumer staples sector, retailer Wal-Mart contributed to absolute and relative returns. The company’s earnings rose as it attracted price-conscious shoppers in a difficult economic environment. Holdings in the food products group also added meaningfully to relative results.

Outlook

Using a systematic and technically-driven process, Veedot focuses on finding companies whose fundamental characteristics meet strict requirements for accelerating earnings and revenue growth. Such companies must also have historical stock price performance that suggests impending share price appreciation.

During the reporting period, conditions for growth and momentum oriented investment styles remained difficult, but showed signs of improvement. In this environment, the Veedot portfolio delivered solid results. Looking ahead, we remain confident that our systematic process of identifying companies with accelerating growth and price momentum will continue to successfully identify opportunities across industry sectors.

7

Fund Characteristics

OCTOBER 31, 2012
Top Ten Holdings	% of net assets
Wal-Mart Stores, Inc.	3.3%
Ocwen Financial Corp.	1.8%
Lockheed Martin Corp.	1.4%
Abbott Laboratories	1.3%
SouFun Holdings Ltd. ADR	1.3%
Childrens Place Retail Stores, Inc. (The)	1.3%
McKesson Corp.	1.3%
UGI Corp.	1.3%
Plains All American Pipeline LP	1.3%
CNO Financial Group, Inc.	1.2%

Top Five Industries	% of net assets
Oil, Gas and Consumable Fuels	11.2%
Health Care Providers and Services	7.8%
Food and Staples Retailing	6.0%
Semiconductors and Semiconductor Equipment	5.8%
Aerospace and Defense	5.3%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	85.1%
Foreign Common Stocks*	14.1%
Total Common Stocks	99.2%
Temporary Cash Investments	1.2%
Other Assets and Liabilities	(0.4)%

*Includes depositary shares, dual listed securities and foreign ordinary shares.

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2012 to October 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Expenses Paid During Period(1) 5/1/12 – 10/31/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$1,020.70	$6.45	1.27%
Institutional Class	$1,000	$1,021.80	$5.44	1.07%
Hypothetical
Investor Class	$1,000	$1,018.75	$6.44	1.27%
Institutional Class	$1,000	$1,019.76	$5.43	1.07%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

10

Schedule of Investments

OCTOBER 31, 2012

	Shares	Value
Common Stocks — 99.2%
AEROSPACE AND DEFENSE — 5.3%
Boeing Co. (The)	10,167	$716,163
General Dynamics Corp.	11,600	789,728
Lockheed Martin Corp.	10,877	1,018,849
Northrop Grumman Corp.	9,551	656,058
Raytheon Co.	11,369	643,031
		3,823,829
AIR FREIGHT AND LOGISTICS — 1.0%
United Parcel Service, Inc., Class B	10,206	747,589
AIRLINES — 1.0%
Alaska Air Group, Inc.(1)	19,849	759,026
BIOTECHNOLOGY — 0.5%
Medivation, Inc.(1)	6,583	336,523
COMMERCIAL BANKS — 1.9%
Banco Macro SA ADR(1)	51,952	701,871
Bank of Hawaii Corp.	7,710	340,474
F.N.B. Corp.	30,653	328,907
		1,371,252
COMMERCIAL SERVICES AND SUPPLIES — 2.6%
Portfolio Recovery Associates, Inc.(1)	4,216	441,204
Stericycle, Inc.(1)	7,808	739,886
Waste Management, Inc.	20,662	676,474
		1,857,564
COMMUNICATIONS EQUIPMENT — 1.1%
Arris Group, Inc.(1)	44,817	615,786
Research In Motion Ltd.(1)	21,710	172,160
		787,946
COMPUTERS AND PERIPHERALS — 3.3%
Apple, Inc.	1,214	722,452
Dell, Inc.	78,574	725,238
Hewlett-Packard Co.	38,834	537,851
Seagate Technology plc	14,454	394,883
		2,380,424
CONSUMER FINANCE — 0.8%
Credit Acceptance Corp.(1)	7,543	615,886
DIVERSIFIED FINANCIAL SERVICES — 1.1%
PHH Corp.(1)	36,843	766,703
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.9%
BCE, Inc.	12,442	543,218
Neutral Tandem, Inc.	23,429	108,242
		651,460
ELECTRIC UTILITIES — 1.4%
NextEra Energy, Inc.	9,750	683,085
Southern Co.	7,497	351,159
		1,034,244
ELECTRICAL EQUIPMENT — 1.1%
Emerson Electric Co.	16,045	777,059
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 2.0%
SYNNEX Corp.(1)	22,947	743,253
TE Connectivity Ltd.	22,565	726,142
		1,469,395
FOOD AND STAPLES RETAILING — 6.0%
CVS Caremark Corp.	18,263	847,403
Safeway, Inc.	19,858	323,884
Wal-Mart Stores, Inc.	31,500	2,363,130
Walgreen Co.	24,000	845,520
		4,379,937
FOOD PRODUCTS — 2.9%
Campbell Soup Co.	20,672	729,101
General Mills, Inc.	20,489	821,199
Kellogg Co.	10,403	544,285
		2,094,585
GAS UTILITIES — 1.3%
UGI Corp.	28,623	924,237
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.0%
Becton, Dickinson and Co.	9,653	730,539
HEALTH CARE PROVIDERS AND SERVICES — 7.8%
AmerisourceBergen Corp.	19,904	785,014
Amsurg Corp.(1)	11,713	334,055
Cardinal Health, Inc.	20,758	853,776
Humana, Inc.	10,664	792,015
McKesson Corp.	9,951	928,528
Tenet Healthcare Corp.(1)	14,806	349,422
UnitedHealth Group, Inc.	14,130	791,280
WellPoint, Inc.	13,335	817,169
		5,651,259
HOTELS, RESTAURANTS AND LEISURE — 1.4%
McDonald’s Corp.	8,144	706,899
Multimedia Games Holding Co., Inc.(1)	17,395	276,581
		983,480
HOUSEHOLD DURABLES — 1.0%
PulteGroup, Inc.(1)	42,380	734,869
INSURANCE — 5.0%
ACE Ltd.	9,242	726,883
Alleghany Corp.(1)	2,158	750,121
CNO Financial Group, Inc.	94,548	905,770

11

	Shares	Value
Marsh & McLennan Cos., Inc.	19,953	$679,001
MetLife, Inc.	9,124	323,811
Unum Group	10,730	217,604
		3,603,190
INTERNET SOFTWARE AND SERVICES — 2.1%
Demand Media, Inc.(1)	25,403	216,688
SouFun Holdings Ltd. ADR	53,734	970,973
ValueClick, Inc.(1)	19,025	317,147
		1,504,808
IT SERVICES — 2.0%
CACI International, Inc., Class A(1)	11,405	575,154
International Business Machines Corp.	1,635	318,056
MAXIMUS, Inc.	9,837	542,806
		1,436,016
LEISURE EQUIPMENT AND PRODUCTS — 0.7%
Smith & Wesson Holding Corp.(1)	51,551	494,890
MACHINERY — 1.0%
Caterpillar, Inc.	8,573	727,076
MEDIA — 3.4%
Cablevision Systems Corp., Class A	35,343	615,675
Madison Square Garden Co. (The), Class A(1)	12,545	516,352
Time Warner Cable, Inc.	5,474	542,528
Viacom, Inc., Class B	15,630	801,350
		2,475,905
METALS AND MINING — 3.6%
AngloGold Ashanti Ltd. ADR	18,383	624,654
Barrick Gold Corp.	19,401	785,741
New Gold, Inc.(1)	49,555	581,280
Newmont Mining Corp.	11,115	606,323
		2,597,998
MULTI-UTILITIES — 1.2%
Consolidated Edison, Inc.	12,148	733,496
MDU Resources Group, Inc.	7,725	167,864
		901,360
MULTILINE RETAIL — 2.8%
Dollar General Corp.(1)	15,835	769,898
Macy’s, Inc.	12,267	467,004
Target Corp.	11,968	762,960
		1,999,862
OIL, GAS AND CONSUMABLE FUELS — 11.2%
BreitBurn Energy Partners LP	38,035	766,786
Chevron Corp.	7,594	836,935
Cloud Peak Energy, Inc.(1)	4,192	88,451
Devon Energy Corp.	11,384	662,663
Enerplus Corp.	41,363	665,117
Exxon Mobil Corp.	9,588	874,138
Kinder Morgan Energy Partners LP	2,904	242,949
Kinder Morgan, Inc.	20,780	721,274
MarkWest Energy Partners LP	7,191	389,968
Occidental Petroleum Corp.	8,570	676,687
Plains All American Pipeline LP	20,032	909,052
SandRidge Energy, Inc.(1)	111,951	696,335
Valero Energy Corp.	11,002	320,158
Vanguard Natural Resources LLC	7,852	233,361
		8,083,874
PHARMACEUTICALS — 1.3%
Abbott Laboratories	14,928	978,083
REAL ESTATE INVESTMENT TRUSTS (REITs) — 5.0%
BioMed Realty Trust, Inc.	31,634	604,842
Campus Crest Communities, Inc.	68,371	758,235
CommonWealth REIT	7,504	102,880
DuPont Fabros Technology, Inc.	30,502	654,573
Essex Property Trust, Inc.	4,972	745,800
Regency Centers Corp.	15,415	740,228
		3,606,558
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 5.8%
Applied Materials, Inc.	68,010	720,906
Cabot Microelectronics Corp.	24,227	721,965
Intel Corp.	33,927	733,671
STMicroelectronics NV	100,549	592,234
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	46,714	742,753
United Microelectronics Corp. ADR	380,906	716,103
		4,227,632
SOFTWARE — 1.0%
Microsoft Corp.	26,764	763,711
SPECIALTY RETAIL — 3.2%
Childrens Place Retail Stores, Inc. (The)(1)	16,343	954,922
Genesco, Inc.(1)	11,013	631,045
Ross Stores, Inc.	11,931	727,194
		2,313,161
THRIFTS AND MORTGAGE FINANCE — 1.8%
Ocwen Financial Corp.(1)	33,007	1,273,080
TOBACCO — 1.0%
Lorillard, Inc.	6,323	733,531

12

Shares	Value
WIRELESS TELECOMMUNICATION SERVICES — 1.7%
China Mobile Ltd. ADR	15,456	$856,108
VimpelCom Ltd. ADR	36,273	399,728
		1,255,836
TOTAL COMMON STOCKS (Cost $69,716,638)		71,854,377
Temporary Cash Investments — 1.2%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% – 2.00%, 1/31/16 – 6/30/16, valued at $374,074), in a joint trading account at 0.23%, dated 10/31/12, due 11/1/12 (Delivery value $366,536)		366,534
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.125% – 3.75%, 8/15/41 – 2/15/42, valued at $374,944), in a joint trading account at 0.20%, dated 10/31/12, due 11/1/12 (Delivery value $366,536)		366,534
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.625%, 2/15/40, valued at $155,701), in a joint trading account at 0.16%, dated 10/31/12, due 11/1/12 (Delivery value $152,675)		152,674
TOTAL TEMPORARY CASH INVESTMENTS (Cost $885,742)		885,742
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $70,602,380)		72,740,119
OTHER ASSETS AND LIABILITIES — (0.4)%		(270,584)
TOTAL NET ASSETS — 100.0%		$72,469,535

Geographic Diversification
(as a % of net assets)
United States	85.1%
Canada	3.7%
Switzerland	2.8%
Taiwan (Republic of China)	2.0%
People’s Republic of China	1.4%
Hong Kong	1.2%
Argentina	1.0%
South Africa	0.9%
Ireland	0.6%
Netherlands	0.5%
Cash and Equivalents*	0.8%
*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2012
Assets
Investment securities, at value (cost of $70,602,380)	$72,740,119
Receivable for investments sold	9,104,491
Receivable for capital shares sold	7,109
Dividends and interest receivable	85,235
81,936,954

Liabilities
Payable for investments purchased	9,016,026
Payable for capital shares redeemed	366,396
Accrued management fees	78,205
Other liabilities	6,792
9,467,419

Net Assets	$72,469,535

Net Assets Consist of:
Capital (par value and paid-in surplus)	$94,166,871
Undistributed net investment income	893,721
Accumulated net realized loss	(24,728,796)
Net unrealized appreciation	2,137,739
$72,469,535

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$72,311,094	10,484,605	$6.90
Institutional Class, $0.01 Par Value	$158,441	22,545	$7.03

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $30,473)	$1,964,678
Interest	568
1,965,246

Expenses:
Management fees	941,318
Directors’ fees and expenses	2,770
Other expenses	7,358
951,446

Net investment income (loss)	1,013,800

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	5,596,664
Foreign currency transactions	5,053
5,601,717

Change in net unrealized appreciation (depreciation) on investments	1,553,975

Net realized and unrealized gain (loss)	7,155,692

Net Increase (Decrease) in Net Assets Resulting from Operations	$8,169,492

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2012 AND OCTOBER 31, 2011
Increase (Decrease) in Net Assets	October 31, 2012	October 31, 2011
Operations
Net investment income (loss)	$1,013,800	$661,634
Net realized gain (loss)	5,601,717	20,605,823
Change in net unrealized appreciation (depreciation)	1,553,975	(12,997,900)
Net increase (decrease) in net assets resulting from operations	8,169,492	8,269,557

Distributions to Shareholders
From net investment income:
Investor Class	(1,049,869)	(95,981)
Institutional Class	(2,838)	(9,897)
Decrease in net assets from distributions	(1,052,707)	(105,878)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(7,672,085)	(16,567,847)

Redemption Fees
Increase in net assets from redemption fees	4,869	2,072

Net increase (decrease) in net assets	(550,431)	(8,402,096)

Net Assets
Beginning of period	73,019,966	81,422,062
End of period	$72,469,535	$73,019,966

Undistributed net investment income	$893,721	$516,856

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2012

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Veedot Fund (the fund) is one fund in a series issued by the corporation. The fund is nondiversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by using an approach to common stock investing developed by American Century Investments. This approach relies heavily on quantitative tools to identify attractive investment opportunities, regardless of company size, industry type or geographic location, on a disciplined, consistent basis.

The fund offers the Investor Class and the Institutional Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

17

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

18

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Redemption — The fund may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when the fund sells securities to meet investor redemptions. Prior to November 14, 2011, the redemption fee applied to shares held less than 180 days.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 1.000% to 1.250% for the Investor Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the year ended October 31, 2012 was 1.25% and 1.05% for the Investor Class and Institutional Class, respectively.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2012 were $190,930,194 and $198,610,288, respectively.

19

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2012		Year ended October 31, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	200,000,000		200,000,000
Sold	1,064,167	$7,149,708	609,907	$3,792,990
Issued in reinvestment of distributions	164,796	1,018,441	15,435	93,224
Redeemed	(2,398,214)	(15,808,396)	(2,786,705)	(17,345,567)
	(1,169,251)	(7,640,247)	(2,161,363)	(13,459,353)
Institutional Class/Shares Authorized	100,000,000		100,000,000
Sold	6,618	44,677	33,847	215,520
Issued in reinvestment of distributions	451	2,838	1,612	9,897
Redeemed	(11,136)	(79,353)	(524,367)	(3,333,911)
	(4,067)	(31,838)	(488,908)	(3,108,494)
Net increase (decrease)	(1,173,318)	$(7,672,085)	(2,650,271)	$(16,567,847)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$61,654,529	—	—
Foreign Common Stocks	10,199,848	—	—
Temporary Cash Investments	—	$885,742	—
Total Value of Investment Securities	$71,854,377	$885,742	—

20

7. Risk Factors

The fund’s investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors.

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$1,052,707	$105,878
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$70,658,268
Gross tax appreciation of investments	$4,373,769
Gross tax depreciation of investments	(2,291,918)
Net tax appreciation (depreciation) of investments	$2,081,851
Undistributed ordinary income	$893,721
Accumulated short-term capital losses	$(24,672,908)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(1,988,145) and $(22,684,763) expire in 2017 and 2018, respectively.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data									Ratios and Supplemental Data
		Income From Investment Operations:							Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)		Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$6.25	0.09		0.65	0.74	(0.09)	$6.90	12.03%	1.26%	1.35%	257%	$72,311
2011	$5.68	0.05		0.53	0.58	(0.01)	$6.25	10.16%	1.25%	0.82%	280%	$72,851
2010	$4.71	—	(3)	0.97	0.97	— (3)	$5.68	20.66%	1.26%	(0.06)%	260%	$78,441
2009	$5.34	—	(3)	(0.63)	(0.63)	—	$4.71	(11.80)%	1.25%	(0.03)%	320%	$75,603
2008	$9.25	(0.02)		(3.89)	(3.91)	—	$5.34	(42.27)%	1.25%	(0.27)%	257%	$98,991
Institutional Class
2012	$6.37	0.10		0.66	0.76	(0.10)	$7.03	12.18%	1.06%	1.55%	257%	$158
2011	$5.78	0.06		0.55	0.61	(0.02)	$6.37	10.55%	1.05%	1.02%	280%	$169
2010	$4.79	0.01		0.99	1.00	(0.01)	$5.78	20.97%	1.06%	0.14%	260%	$2,981
2009	$5.43	0.01		(0.65)	(0.64)	—	$4.79	(11.79)%	1.05%	0.17%	320%	$3,089
2008	$9.38	(0.01)		(3.94)	(3.95)	—	$5.43	(42.11)%	1.05%	(0.07)%	257%	$4,864

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Veedot Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”) as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Veedot Fund of American Century Mutual Funds, Inc., as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 19, 2012

23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

26

Approval of Management Agreement

At a meeting held on June 21, 2012, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

27

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons.

28

The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

29

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

30

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

31

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

32

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2012.

For corporate taxpayers, the fund hereby designates $1,052,707, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2012 as qualified for the corporate dividends received deduction.

33

Notes

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-76903   1212

ANNUAL REPORT           OCTOBER 31, 2012

VistaSM Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	25
Report of Independent Registered Public Accounting Firm	27
Management	28
Approval of Management Agreement	31
Additional Information	36

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2012. Our report offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated insights, we encourage you to visit our website, americancentury.com.

Favorable Fiscal-Year Returns for Most U.S. Stock and Bond Benchmarks

In a period fraught with concerns about factors such as the global economic recovery, European financial system stability, and the U.S. political picture, the 12-month returns for U.S. investors were generally favorable.

Both U.S. stocks and bonds rallied for much of the period, with U.S. equities generally outperforming their non-U.S. counterparts. The S&P 500 Index advanced 15.21%, compared with 4.61% for the MSCI EAFE (Europe, Australasia, Far East) Index. The Barclays U.S. Aggregate Bond Index returned 5.25%, and the 10-year U.S. Treasury note returned 7.47%, according to Barclays.

As it turned out, the overseas setbacks and the coordinated monetary policy response provided by prominent central banks around the world ultimately proved beneficial to the U.S. capital markets. Both U.S. stocks and bonds generally benefited from global investors’ trust in the U.S. financial system and from declining interest rates, helped by central bank purchases of government securities. The 10-year U.S. Treasury yield fell to a record low during the period, finishing at 1.69%.

The U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the outlook for 2013 remains guarded, as the fragile recovery remains vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board has once again completed its annual review of the advisory contract between the American Century Investments mutual funds overseen by the board and the funds’ advisor, American Century Investment Management, Inc. This process, often referred to as the 15(c) review, involves the independent directors considering all of the material monitored throughout the year and evaluating a wide range of factors to determine whether the management fee paid by each fund to the advisor is reasonable.

The independent directors’ rationale for this decision is provided in detail in this, or in a previous, report. However, there are several highlights that should be of interest to all shareholders.

•	Fund performance and client service continue to be rated among the industry’s best.

•	Target date and other asset allocation products continue to successfully gather assets and industry acclaim.

•	Compliance programs continue to function successfully with no issues impacting shareholder interests.

•	Fees were found to be within an acceptable competitive range, with minor fee waivers being negotiated on five funds.

Knowing that most shareholders are long term investors, the board was particularly pleased with our succession planning review. Talented professionals are being added within portfolio management and experienced managers have been added to the senior management team.

Overall it was a very positive review for the American Century Investments mutual funds during a challenging market environment.

Best personal regards,
Don Pratt

3

Market Perspective

By David Hollond, Chief Investment Officer, U.S. Growth Equity — Mid & Small Cap

Stocks Gained Amid Volatility

The U.S. stock market generated positive results for the 12-month period ended October 31, 2012, although it endured significant volatility along the way. As the reporting period began, stocks were in the midst of a rebound. Investors grew optimistic as signs of improving economic activity quashed recession fears; in particular, job growth began to exceed expectations, driving the unemployment rate to its lowest level in three years by February 2012. Another positive factor was promising news out of Europe, as the European Central Bank provided favorable long-term financing to the debt markets and support for the Continent’s banking sector.

The optimism proved to be short-lived, as headwinds returned to the equity market. Evidence of slowing economic activity in the U.S. and adverse developments in Europe—including political turmoil in Greece and troubled banks in Spain—weighed on investor confidence, sending stocks down sharply.

Late in the period, stocks reversed course once again. The Federal Reserve announced a third round of quantitative easing measures, as well as an extension of its near-zero interest rate policy until 2015. The European Central Bank, meanwhile, announced a plan under which it would purchase bonds to support financially troubled debt markets in Europe. These measures, as well as others taken by central banks around the world, helped to restore investor confidence and drive markets upward, despite some concerns about slowing corporate profits and the looming U.S. fiscal cliff.

As the table below illustrates, large-cap issues generated the strongest returns for the reporting period, outpacing mid- and small-cap shares. Value stocks outpaced growth shares across the market capitalization spectrum.

From a sector perspective, all sectors within the Russell 3000 Index delivered positive results; the telecommunication services sector fared the best. Health care, financials, consumer discretionary, and consumer staples all finished ahead of the Russell 3000 Index. On the other side, the energy and information technology sectors achieved more moderate gains.

U.S. Stock Index Returns
For the 12 months ended October 31, 2012
Russell 1000 Index (Large-Cap)	14.97%	Russell 2000 Index (Small-Cap)	12.08%
Russell 1000 Growth Index	13.02%	Russell 2000 Growth Index	9.70%
Russell 1000 Value Index	16.89%	Russell 2000 Value Index	14.47%
Russell Midcap Index	12.15%
Russell Midcap Growth Index	9.09%
Russell Midcap Value Index	14.99%

4

Performance

Total Returns as of October 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCVX	7.32%	-4.73%	7.55%	8.81%	11/25/83
Russell Midcap Growth Index	—	9.09%	1.55%	10.03%	N/A(1)	—
Institutional Class	TWVIX	7.53%	-4.53%	7.77%	5.03%	11/14/96
A Class(2) No sales charge* With sales charge*	TWVAX	7.01% 0.85%	-4.96% -6.09%	7.29% 6.66%	4.08% 3.70%	10/2/96
C Class	AVNCX	6.25%	—	—	7.94%	3/1/10
R Class	AVTRX	6.73%	-5.21%	—	2.62%	7/29/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Benchmark data first available 12/31/85.

(2)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.03%	0.83%	1.28%	2.03%	1.53%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: Brad Eixmann and Bryan Unterhalter

Performance Summary

Vista returned 7.32%* for the 12 months ended October 31, 2012. By comparison, the Russell Midcap Growth Index (the fund’s benchmark), returned 9.09%.

In terms of Vista’s absolute returns during the fiscal year, the health care and consumer discretionary sectors contributed most. Energy was the only major sector to post negative absolute results. Relative to the benchmark, stock selection made the materials and industrial sectors the leading detractors. Positioning among telecommunication services, energy, and information technology shares contributed most to relative performance.

Stocks Positive but Volatile

Equity markets in recent years have tended to trade in broad “risk on/risk off” moves as perceptions of macroeconomic and market conditions changed. These sorts of conditions typically result in higher correlations between individual securities—that is, stocks tend to go up and down together with comparatively little differentiation among them. This makes it comparatively more difficult for active portfolio managers to outperform. However, despite the uncertain economic and market conditions, we have seen no shortage of attractive companies demonstrating accelerating earnings growth.

Materials, Industrials Detracted Most

In the materials sector, it hurt relative results to be underrepresented in a number of shares that did well during the fiscal year. Good examples were paint companies Sherwin-Williams and PPG Industries—two stocks to which Vista had less exposure than the benchmark—which outperformed as the housing sector improved.

In the industrial sector, a number of Vista’s holdings were affected by investor uncertainty around corporate earnings growth and pricing power resulting from worries about the health of the global economy. The leading detractor here was mining equipment manufacturer Joy Global, which suffered from declining metals prices and slower economic growth. In the electrical equipment industry group, Polypore, which manufactures lithium-ion separators used in electric vehicles, was hurt over competitor concern.

Among other leading individual detractors was information security software company Check Point Software Technologies. Check Point underperformed after announcing slower-than-expected license revenue growth, which the company attributed to a pause in orders ahead of a new operating system launch. China-based Focus Media Holding underperformed as a result of a critical third party research report.

*All fund returns referenced in this commentary are for Investor Class shares.

7

Contributions Broad Based

Looking at positive contributors to relative results, stock selection and allocation decisions drove outperformance in the telecommunication services sector. The leading contributor in this space was cellular tower operator SBA Communications. The company continues to benefit from a long-running trend toward the build-out of data networks for mobile phones.

Elsewhere, stock selection in the energy and information technology sectors drove outperformance. In the energy space, positioning in the oil, gas, and consumable fuels industry contributed most. Here, stock choices had a positive effect, and it helped to be underweight this comparatively poor-performing industry segment. Among information technology stocks, the IT services and semiconductor industries were sources of strength. A key contributor in the sector was business software provider NetSuite, which reported better-than-expected results and did very well late in the fiscal year.

The leading individual contributor in the portfolio for the fiscal year was pharmacy benefit manager SXC Health Solutions, which announced the acquisition of Catalyst Health Solutions in April 2012. The portfolio held positions in both SXC and Catalyst, and they each posted strong returns. The merger provides the combined entity, subsequently renamed Catamaran, with increased scale to target larger potential clients.

A number of other key contributors resided in the consumer discretionary sector, including PetSmart and Ulta Salon Cosmetics & Fragrance. Pet products retailer PetSmart reported improvement in same store sales, margins, and other key business metrics, while the stock further benefited from an aggressive share buyback plan. Ulta enjoyed attractive store growth and same store sales comparisons, as well as seeing its business mix evolve toward higher margin products. It also helped to own high-growth international retailer Michael Kors, which outperformed during the fiscal year following its initial public offering thanks to brand strength and exposure to luxury spending.

Commitment to Process

Vista’s investment process focuses on medium- and smaller-sized companies with accelerating growth rates and share price momentum. Within the process, in the current market environment, our team is placing increasing emphasis on the identification of companies benefiting from enduring secular—as opposed to cyclical—growth trends. Such secular trends are often the result of larger technological, social, or economic change that can last several years or more. Examples of secular changes underway at present are trends toward mobile and cloud computing, among others. Secular growers are particularly appealing investments because they offer more sustainable, enduring rates of earnings acceleration across the economic cycle. We believe that smart risk-taking and active investing in such companies will generate attractive absolute and relative investment performance over time.

8

Fund Characteristics

OCTOBER 31, 2012
Top Ten Holdings	% of net assets
Alliance Data Systems Corp.	3.0%
Catamaran Corp.	2.4%
Whole Foods Market, Inc.	2.3%
SBA Communications Corp., Class A	2.2%
Kansas City Southern	2.1%
Teradata Corp.	1.9%
PetSmart, Inc.	1.8%
Tractor Supply Co.	1.7%
Alexion Pharmaceuticals, Inc.	1.7%
Cabot Oil & Gas Corp.	1.7%

Top Five Industries	% of net assets
Specialty Retail	10.7%
IT Services	5.3%
Chemicals	4.6%
Biotechnology	3.6%
Food and Staples Retailing	3.5%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	91.5%
Foreign Common Stocks*	6.2%
Total Common Stocks	97.7%
Temporary Cash Investments	2.6%
Other Assets and Liabilities	(0.3)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2012 to October 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Expenses Paid During Period(1) 5/1/12 – 10/31/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$952.60	$4.91	1.00%
Institutional Class	$1,000	$953.50	$3.93	0.80%
A Class	$1,000	$950.90	$6.13	1.25%
C Class	$1,000	$947.70	$9.79	2.00%
R Class	$1,000	$949.80	$7.35	1.50%
Hypothetical
Investor Class	$1,000	$1,020.11	$5.08	1.00%
Institutional Class	$1,000	$1,021.12	$4.06	0.80%
A Class	$1,000	$1,018.85	$6.34	1.25%
C Class	$1,000	$1,015.08	$10.13	2.00%
R Class	$1,000	$1,017.60	$7.61	1.50%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

11

Schedule of Investments

OCTOBER 31, 2012

	Shares	Value
Common Stocks — 97.7%
AEROSPACE AND DEFENSE — 1.8%
B/E Aerospace, Inc.(1)	214,000	$9,649,260
TransDigm Group, Inc.	117,000	15,585,570
		25,234,830
AUTO COMPONENTS — 1.4%
BorgWarner, Inc.(1)	127,000	8,359,140
Delphi Automotive plc(1)	364,000	11,444,160
		19,803,300
AUTOMOBILES — 0.6%
Harley-Davidson, Inc.	169,000	7,902,440
BEVERAGES — 1.3%
Beam, Inc.	117,000	6,500,520
Dr Pepper Snapple Group, Inc.	166,000	7,113,100
Monster Beverage Corp.(1)	106,000	4,735,020
		18,348,640
BIOTECHNOLOGY — 3.6%
Alexion Pharmaceuticals, Inc.(1)	257,000	23,227,660
Grifols SA(1)	279,000	9,677,103
Onyx Pharmaceuticals, Inc.(1)	67,000	5,250,120
Regeneron Pharmaceuticals, Inc.(1)	75,000	10,672,500
		48,827,383
BUILDING PRODUCTS — 0.9%
Fortune Brands Home & Security, Inc.(1)	410,000	11,660,400
CAPITAL MARKETS — 2.1%
Affiliated Managers Group, Inc.(1)	145,000	18,342,500
KKR & Co. LP	663,000	9,978,150
		28,320,650
CHEMICALS — 4.6%
Airgas, Inc.	124,000	11,032,280
Celanese Corp.	110,000	4,178,900
Cytec Industries, Inc.	130,000	8,946,600
Eastman Chemical Co.	241,000	14,276,840
FMC Corp.	345,000	18,464,400
Sherwin-Williams Co. (The)	46,000	6,558,680
		63,457,700
COMMERCIAL SERVICES AND SUPPLIES — 1.2%
Stericycle, Inc.(1)	177,000	16,772,520
COMMUNICATIONS EQUIPMENT — 0.5%
Palo Alto Networks, Inc.(1)	125,000	6,872,500
CONSTRUCTION AND ENGINEERING — 1.9%
Chicago Bridge & Iron Co. NV New York Shares	194,000	7,284,700
KBR, Inc.	220,000	6,129,200
Quanta Services, Inc.(1)	501,000	12,990,930
		26,404,830
CONSTRUCTION MATERIALS — 0.2%
Eagle Materials, Inc.	55,000	2,913,350
CONSUMER FINANCE — 1.6%
Discover Financial Services	533,000	21,853,000
DIVERSIFIED FINANCIAL SERVICES — 0.7%
McGraw-Hill Cos., Inc. (The)	172,000	9,508,160
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.7%
tw telecom, inc., Class A(1)	353,000	8,990,910
ELECTRICAL EQUIPMENT — 0.5%
AMETEK, Inc.	193,000	6,861,150
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 1.4%
Trimble Navigation Ltd.(1)	406,000	19,155,080
ENERGY EQUIPMENT AND SERVICES — 2.6%
Atwood Oceanics, Inc.(1)	171,000	8,173,800
National Oilwell Varco, Inc.	112,000	8,254,400
Oceaneering International, Inc.	220,000	11,512,600
Oil States International, Inc.(1)	115,000	8,406,500
		36,347,300
FOOD AND STAPLES RETAILING — 3.5%
Costco Wholesale Corp.	91,000	8,957,130
Fresh Market, Inc. (The)(1)	119,000	6,748,490
Whole Foods Market, Inc.	337,000	31,924,010
		47,629,630
FOOD PRODUCTS — 2.7%
Hain Celestial Group, Inc. (The)(1)	132,000	7,629,600
McCormick & Co., Inc.	182,000	11,214,840
Mead Johnson Nutrition Co.	289,000	17,819,740
		36,664,180
GAS UTILITIES — 1.1%
ONEOK, Inc.	310,000	14,663,000
HEALTH CARE EQUIPMENT AND SUPPLIES — 3.1%
Cooper Cos., Inc. (The)	95,000	9,118,100
Edwards Lifesciences Corp.(1)	70,000	6,078,100
IDEXX Laboratories, Inc.(1)	118,000	11,351,600
Intuitive Surgical, Inc.(1)	13,000	7,048,860
Mettler-Toledo International, Inc.(1)	57,000	9,654,090
		43,250,750
HEALTH CARE PROVIDERS AND SERVICES — 3.4%
Catamaran Corp.(1)	687,000	32,398,920
Express Scripts Holding Co.(1)	232,000	14,277,280
		46,676,200

12

	Shares	Value
HEALTH CARE TECHNOLOGY — 0.9%
Cerner Corp.(1)	161,000	$12,266,590
HOTELS, RESTAURANTS AND LEISURE — 1.6%
Dunkin’ Brands Group, Inc.	207,000	6,417,000
Panera Bread Co., Class A(1)	43,000	7,251,520
Royal Caribbean Cruises Ltd.	61,000	2,053,870
Starwood Hotels & Resorts Worldwide, Inc.	133,000	6,896,050
		22,618,440
HOUSEHOLD DURABLES — 1.7%
Lennar Corp., Class A	268,000	10,041,960
Toll Brothers, Inc.(1)	395,000	13,038,950
		23,080,910
HOUSEHOLD PRODUCTS — 1.0%
Church & Dwight Co., Inc.	265,000	13,451,400
INSURANCE — 0.1%
Cincinnati Financial Corp.	51,000	2,031,840
INTERNET AND CATALOG RETAIL — 1.3%
Expedia, Inc.	133,000	7,866,950
priceline.com, Inc.(1)	18,000	10,327,860
		18,194,810
INTERNET SOFTWARE AND SERVICES — 2.0%
Equinix, Inc.(1)	33,000	5,953,530
LinkedIn Corp., Class A(1)	85,000	9,089,050
Rackspace Hosting, Inc.(1)	194,000	12,355,860
		27,398,440
IT SERVICES — 5.3%
Alliance Data Systems Corp.(1)	288,000	41,198,400
Cognizant Technology Solutions Corp., Class A(1)	99,000	6,598,350
Teradata Corp.(1)	374,000	25,547,940
		73,344,690
MACHINERY — 2.5%
Chart Industries, Inc.(1)	124,000	8,777,960
Joy Global, Inc.	107,000	6,682,150
Trinity Industries, Inc.	245,000	7,663,600
Valmont Industries, Inc.	82,000	11,078,200
		34,201,910
MEDIA — 2.3%
CBS Corp., Class B	274,000	8,877,600
Liberty Global, Inc. Class A(1)	124,000	7,443,720
Scripps Networks Interactive, Inc. Class A	110,000	6,679,200
Sirius XM Radio, Inc.(1)	3,129,000	8,761,200
		31,761,720
METALS AND MINING — 0.6%
Carpenter Technology Corp.	163,000	7,923,430
MULTILINE RETAIL — 1.1%
Dollar Tree, Inc.(1)	178,000	7,096,860
Family Dollar Stores, Inc.	126,000	8,310,960
		15,407,820
OIL, GAS AND CONSUMABLE FUELS — 3.2%
Cabot Oil & Gas Corp.	493,000	23,161,140
Concho Resources, Inc.(1)	149,000	12,831,880
Kodiak Oil & Gas Corp.(1)	819,000	7,567,560
		43,560,580
PHARMACEUTICALS — 2.7%
Perrigo Co.	194,000	22,311,940
Watson Pharmaceuticals, Inc.(1)	174,000	14,955,300
		37,267,240
PROFESSIONAL SERVICES — 0.5%
IHS, Inc. Class A(1)	74,000	6,244,860
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.4%
Digital Realty Trust, Inc.	173,000	10,627,390
Ventas, Inc.	139,000	8,794,530
		19,421,920
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.9%
CBRE Group, Inc.(1)	606,000	10,920,120
Realogy Holdings Corp.(1)	43,587	1,549,082
		12,469,202
ROAD AND RAIL — 3.0%
Canadian Pacific Railway Ltd.	104,000	9,574,240
Genesee & Wyoming, Inc. Class A(1)	49,000	3,551,030
Kansas City Southern	357,000	28,724,220
		41,849,490
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.7%
ARM Holdings plc	1,046,000	11,225,078
Avago Technologies Ltd.	271,000	8,951,130
NXP Semiconductor NV(1)	171,000	4,148,460
Xilinx, Inc.	404,000	13,235,040
		37,559,708
SOFTWARE — 3.0%
Citrix Systems, Inc.(1)	289,000	17,863,090
CommVault Systems, Inc.(1)	22,000	1,374,340
NetSuite, Inc.(1)	248,000	15,750,480
Splunk, Inc.(1)	229,000	6,423,450
		41,411,360
SPECIALTY RETAIL — 10.7%
Cabela’s, Inc.(1)	228,000	10,216,680
DSW, Inc., Class A	207,000	12,956,130
Gap, Inc. (The)	222,000	7,929,840

13

Shares	Value
GNC Holdings, Inc. Class A	401,000	$15,506,670
Lumber Liquidators Holdings, Inc.(1)	110,000	6,140,200
O’Reilly Automotive, Inc.(1)	84,000	7,197,120
PetSmart, Inc.	368,000	24,431,520
Ross Stores, Inc.	251,000	15,298,450
Sally Beauty Holdings, Inc.(1)	285,000	6,862,800
Tractor Supply Co.	244,000	23,482,560
Ulta Salon Cosmetics & Fragrance, Inc.	178,000	16,415,160
		146,437,130
TEXTILES, APPAREL AND LUXURY GOODS — 3.3%
Lululemon Athletica, Inc.(1)	112,000	7,729,120
Michael Kors Holdings Ltd.(1)	279,000	15,258,510
PVH Corp.	76,000	8,359,240
Under Armour, Inc. Class A(1)	118,000	6,166,680
VF Corp.	47,000	7,354,560
		44,868,110
TOBACCO — 0.5%
Lorillard, Inc.	61,000	7,076,610
TRADING COMPANIES AND DISTRIBUTORS — 1.8%
Fastenal Co.	209,000	9,342,300
United Rentals, Inc.(1)	394,000	16,020,040
		25,362,340
WIRELESS TELECOMMUNICATION SERVICES — 2.2%
SBA Communications Corp., Class A(1)	448,000	29,850,240
TOTAL COMMON STOCKS (Cost $1,046,073,992)		1,343,178,693
Temporary Cash Investments — 2.6%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% – 2.00%, 1/31/16 – 6/30/16, valued at $15,027,499), in a joint trading account at 0.23%, dated 10/31/12, due 11/1/12 (Delivery value $14,724,685)		$14,724,591
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.125% – 3.75%, 8/15/41 – 2/15/42, valued at $15,062,436), in a joint trading account at 0.20%, dated 10/31/12, due 11/1/12 (Delivery value $14,724,674)		14,724,592
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.625%, 2/15/40, valued at $6,254,898), in a joint trading account at 0.16%, dated 10/31/12, due 11/1/12 (Delivery value $6,133,310)		6,133,283
SSgA U.S. Government Money Market Fund	24	24
TOTAL TEMPORARY CASH INVESTMENTS (Cost $35,582,490)		35,582,490
TOTAL INVESTMENT SECURITIES — 100.3% (Cost $1,081,656,482)		1,378,761,183
OTHER ASSETS AND LIABILITIES — (0.3)%		(4,228,636)
TOTAL NET ASSETS — 100.0%		$1,374,532,547

Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
168,929	GBP for USD	Credit Suisse AG	11/30/12	$272,583	$1,985
(Value on Settlement Date $270,598)

Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
6,120,842	EUR for USD	UBS AG	11/30/12	$7,935,460	$(13,500)
6,005,871	GBP for USD	Credit Suisse AG	11/30/12	9,691,046	(24,297)
				$17,626,506	$(37,797)
(Value on Settlement Date $17,588,709)

Notes to Schedule of Investments

EUR = Euro
GBP = British Pound
USD = United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2012
Assets
Investment securities, at value (cost of $1,081,656,482)	$1,378,761,183
Foreign currency holdings, at value (cost of $28,075)	28,189
Receivable for investments sold	10,979,722
Receivable for capital shares sold	1,043,799
Unrealized gain on forward foreign currency exchange contracts	1,985
Dividends and interest receivable	1,867,479
1,392,682,357

Liabilities
Payable for investments purchased	15,880,975
Payable for capital shares redeemed	1,027,596
Unrealized loss on forward foreign currency exchange contracts	37,797
Accrued management fees	1,177,270
Distribution and service fees payable	26,172
18,149,810

Net Assets	$1,374,532,547

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,161,159,681
Accumulated net investment loss	(2,816,763)
Accumulated net realized loss	(80,919,901)
Net unrealized appreciation	297,109,530
$1,374,532,547

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,201,141,468	69,465,537	$17.29
Institutional Class, $0.01 Par Value	$65,754,988	3,684,241	$17.85
A Class, $0.01 Par Value	$94,622,392	5,681,423	$16.65*
C Class, $0.01 Par Value	$80,636	4,789	$16.84
R Class, $0.01 Par Value	$12,933,063	776,156	$16.66
*Maximum offering price $17.67 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $15,930)	$10,978,716
Interest	20,915
10,999,631

Expenses:
Management fees	14,165,052
Distribution and service fees:
A Class	271,041
C Class	823
R Class	81,341
Directors’ fees and expenses	57,843
Other expenses	31
14,576,131

Net investment income (loss)	(3,576,500)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	100,461,098
Futures contract transactions	(3,584,516)
Foreign currency transactions	222,447
97,099,029

Change in net unrealized appreciation (depreciation) on:
Investments	(2,474,966)
Translation of assets and liabilities in foreign currencies	168,989
(2,305,977)

Net realized and unrealized gain (loss)	94,793,052

Net Increase (Decrease) in Net Assets Resulting from Operations	$91,216,552

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2012 AND OCTOBER 31, 2011
Increase (Decrease) in Net Assets	October 31, 2012	October 31, 2011
Operations
Net investment income (loss)	$(3,576,500)	$(9,139,148)
Net realized gain (loss)	97,099,029	342,241,037
Change in net unrealized appreciation (depreciation)	(2,305,977)	(169,580,733)
Net increase (decrease) in net assets resulting from operations	91,216,552	163,521,156

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(312,325,379)	(695,555,495)

Net increase (decrease) in net assets	(221,108,827)	(532,034,339)

Net Assets
Beginning of period	1,595,641,374	2,127,675,713
End of period	$1,374,532,547	$1,595,641,374

Accumulated undistributed net investment income (loss)	$(2,816,763)	$232,336

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2012

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Vista Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in stocks of medium-sized and smaller companies that management believes will increase in value over time.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

18

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Business Development Companies — The fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

19

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The annual management fee is 1.00% for the Investor Class, A Class, C Class and R Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2012 are detailed in the Statement of Operations.

20

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 16% of the shares of the fund. These funds do not invest in the fund for the purpose of exercising management or control.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2012 were $1,008,361,991 and $1,343,720,829, respectively.

5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2012		Year ended October 31, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	750,000,000		750,000,000
Sold	4,873,333	$81,177,047	8,621,805	$143,273,101
Redeemed	(20,339,527)	(324,033,168)	(39,205,210)	(673,000,417)
	(15,466,194)	(242,856,121)	(30,583,405)	(529,727,316)
Institutional Class/Shares Authorized	80,000,000		80,000,000
Sold	886,541	15,318,015	1,888,308	31,910,361
Redeemed	(2,218,876)	(39,285,626)	(6,639,853)	(114,083,570)
	(1,332,335)	(23,967,611)	(4,751,545)	(82,173,209)
A Class/Shares Authorized	310,000,000		310,000,000
Sold	1,022,625	16,651,054	2,133,309	34,631,696
Redeemed	(3,331,130)	(54,130,918)	(6,781,320)	(109,933,117)
	(2,308,505)	(37,479,864)	(4,648,011)	(75,301,421)
C Class/Shares Authorized	50,000,000		50,000,000
Sold	238	3,918	3,649	62,747
Redeemed	(860)	(14,472)	(227)	(3,470)
	(622)	(10,554)	3,422	59,277
R Class/Shares Authorized	10,000,000		10,000,000
Sold	158,086	2,624,418	269,541	4,389,911
Redeemed	(644,443)	(10,635,647)	(805,128)	(12,802,737)
	(486,357)	(8,011,229)	(535,587)	(8,412,826)
Net increase (decrease)	(19,594,013)	$(312,325,379)	(40,515,126)	$(695,555,495)

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6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$1,257,886,192	—	—
Foreign Common Stocks	64,390,320	$20,902,181	—
Temporary Cash Investments	24	35,582,466	—
Total Value of Investment Securities	$1,322,276,536	$56,484,647	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(35,812)	—

7. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

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Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

Value of Derivative Instruments as of October 31, 2012
	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	$1,985	Unrealized loss on forward foreign currency exchange contracts	$37,797

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2012

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$(3,584,516)	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	191,802	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$192,191
		$(3,392,714)		$192,191

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

The fund invests in common stocks of small companies. Because of this, it may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

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9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements. There were no distributions paid by the fund during the years ended October 31, 2012 and October 31, 2011.

As of October 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,085,843,743
Gross tax appreciation of investments	$318,291,203
Gross tax depreciation of investments	(25,373,763)
Net tax appreciation (depreciation) of investments	$292,917,440
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$40,641
Net tax appreciation (depreciation)	$292,958,081
Undistributed ordinary income	—
Accumulated short-term capital losses	$(76,732,640)
Late-year ordinary loss deferral	$(2,852,575)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers expire in 2017.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$16.11	(0.04)	1.22	1.18	—	$17.29	7.32%	1.00%	(0.23)%	71%	$1,201,141
2011	$15.25	(0.08)	0.94	0.86	—	$16.11	5.64%	1.00%	(0.44)%	90%	$1,368,299
2010	$12.13	(0.06)	3.18	3.12	—	$15.25	25.72%	1.01%	(0.45)%	132%	$1,761,319
2009	$12.43	(0.05)	(0.25)	(0.30)	—	$12.13	(2.41)%	1.00%	(0.48)%	183%	$1,690,576
2008	$24.24	(0.11)	(9.61)	(9.72)	(2.09)	$12.43	(43.58)%	1.00%	(0.56)%	167%	$1,800,788
Institutional Class
2012	$16.60	(0.01)	1.26	1.25	—	$17.85	7.53%	0.80%	(0.03)%	71%	$65,755
2011	$15.67	(0.04)	0.97	0.93	—	$16.60	5.93%	0.80%	(0.24)%	90%	$83,261
2010	$12.45	(0.03)	3.25	3.22	—	$15.67	25.86%	0.81%	(0.25)%	132%	$153,112
2009	$12.73	(0.03)	(0.25)	(0.28)	—	$12.45	(2.12)%	0.80%	(0.28)%	183%	$211,357
2008	$24.72	(0.07)	(9.83)	(9.90)	(2.09)	$12.73	(43.50)%	0.80%	(0.36)%	167%	$238,727
A Class(4)
2012	$15.56	(0.08)	1.17	1.09	—	$16.65	7.01%	1.25%	(0.48)%	71%	$94,622
2011	$14.76	(0.11)	0.91	0.80	—	$15.56	5.42%	1.25%	(0.69)%	90%	$124,296
2010	$11.77	(0.09)	3.08	2.99	—	$14.76	25.40%	1.26%	(0.70)%	132%	$186,529
2009	$12.09	(0.08)	(0.24)	(0.32)	—	$11.77	(2.65)%	1.25%	(0.73)%	183%	$255,419
2008	$23.69	(0.15)	(9.36)	(9.51)	(2.09)	$12.09	(43.72)%	1.25%	(0.81)%	167%	$257,057

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For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Realized Gains	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)		Net Investment Income (Loss)		Portfolio Turnover Rate		Net Assets, End of Period (in thousands)
C Class
2012	$15.85	(0.21)	1.20	0.99	—	$16.84	6.25%	2.00%		(1.23)%		71%		$81
2011	$15.15	(0.25)	0.95	0.70	—	$15.85	4.62%	2.00%		(1.44)%		90%		$86
2010(5)	$13.73	(0.14)	1.56	1.42	—	$15.15	10.34%	2.01	%(6)	(1.51	)%(6)	132	%(7)	$30
R Class
2012	$15.60	(0.12)	1.18	1.06	—	$16.66	6.73%	1.50%		(0.73)%		71%		$12,933
2011	$14.84	(0.16)	0.92	0.76	—	$15.60	5.19%	1.50%		(0.94)%		90%		$19,700
2010	$11.87	(0.13)	3.10	2.97	—	$14.84	25.02%	1.51%		(0.95)%		132%		$26,686
2009	$12.22	(0.12)	(0.23)	(0.35)	—	$11.87	(2.86)%	1.50%		(0.98)%		183%		$22,618
2008	$23.98	(0.18)	(9.49)	(9.67)	(2.09)	$12.22	(43.87)%	1.50%		(1.06)%		167%		$11,423

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)	Prior to March 1, 2010, the A Class was referred to as the Advisor Class.

(5)	March 1, 2010 (commencement of sale) through October 31, 2010.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended October 31, 2010.

See Notes to Financial Statements.

26

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Vista Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”) as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Vista Fund of American Century Mutual Funds, Inc., as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 19, 2012

27

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

28

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

29

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

30

Approval of Management Agreement

At a meeting held on June 21, 2012, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

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Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time

32

horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

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Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

34

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

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Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-76904   1212

ANNUAL REPORT           OCTOBER 31, 2012

NT Growth Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statement of Changes in Net Assets	16
Notes to Financial Statements	17
Financial Highlights	22
Report of Independent Registered Public Accounting Firm	23
Management	24
Approval of Management Agreement	27
Additional Information	32

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2012. Our report offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated insights, we encourage you to visit our website, americancentury.com.

Favorable Fiscal-Year Returns for Most U.S. Stock and Bond Benchmarks

In a period fraught with concerns about factors such as the global economic recovery, European financial system stability, and the U.S. political picture, the 12-month returns for U.S. investors were generally favorable.

Both U.S. stocks and bonds rallied for much of the period, with U.S. equities generally outperforming their non-U.S. counterparts. The S&P 500 Index advanced 15.21%, compared with 4.61% for the MSCI EAFE (Europe, Australasia, Far East) Index. The Barclays U.S. Aggregate Bond Index returned 5.25%, and the 10-year U.S. Treasury note returned 7.47%, according to Barclays.

As it turned out, the overseas setbacks and the coordinated monetary policy response provided by prominent central banks around the world ultimately proved beneficial to the U.S. capital markets. Both U.S. stocks and bonds generally benefited from global investors’ trust in the U.S. financial system and from declining interest rates, helped by central bank purchases of government securities. The 10-year U.S. Treasury yield fell to a record low during the period, finishing at 1.69%.

The U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the outlook for 2013 remains guarded, as the fragile recovery remains vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board has once again completed its annual review of the advisory contract between the American Century Investments mutual funds overseen by the board and the funds’ advisor, American Century Investment Management, Inc. This process, often referred to as the 15(c) review, involves the independent directors considering all of the material monitored throughout the year and evaluating a wide range of factors to determine whether the management fee paid by each fund to the advisor is reasonable.

The independent directors’ rationale for this decision is provided in detail in this, or in a previous, report. However, there are several highlights that should be of interest to all shareholders.

•	Fund performance and client service continue to be rated among the industry’s best.

•	Target date and other asset allocation products continue to successfully gather assets and industry acclaim.

•	Compliance programs continue to function successfully with no issues impacting shareholder interests.

•	Fees were found to be within an acceptable competitive range, with minor fee waivers being negotiated on five funds.

Knowing that most shareholders are long term investors, the board was particularly pleased with our succession planning review. Talented professionals are being added within portfolio management and experienced managers have been added to the senior management team.

Overall it was a very positive review for the American Century Investments mutual funds during a challenging market environment.

Best personal regards,
Don Pratt

3

Market Perspective

By Greg Woodhams, Chief Investment Officer, U.S. Growth Equity—Large Cap

Stocks Advanced in a Volatile Year

U.S. equities produced solid gains during a sometimes volatile 12 months ended October 31, 2012. Stocks began the period with gains, buoyed by continued improvement in the economy and corporate earnings. The unemployment rate fell to its lowest level in three years by February 2012, while consumer confidence and the housing sector both showed clear signs of recovery. Equity investors also got some promising news out of Europe, as the European Central Bank provided support for the Continent’s banking sector.

However, stocks declined sharply from about April to June. Evidence of slowing economic activity in the U.S. and increasing turmoil in Europe weighed on investor confidence. Indeed, austerity policies and high rates of joblessness weighed on growth, with many European countries in recession at some point during 2012. Nevertheless, equity markets finished the fiscal year with a sharp rebound after the economic data, particularly in the U.S., turned out to be not as bad as feared.

Value Outperformed Growth, Large Outperformed Small

In that environment, value-oriented shares outperformed growth across all capitalization ranges as measured by the various Russell indices (see accompanying returns table). In terms of returns by size, large-capitalization stocks did better than those of mid- and small-cap companies.

Looking at the major sectors in the Russell 1000 Growth Index, performance was positive, but widely divergent, reflecting the volatile nature of the reporting period. For example, traditionally economically sensitive sectors such as energy, materials, and industrials lagged amid the uncertain outlook for global growth. Stocks with exposure to powerful themes, such as mobile and cloud computing and wireless communication, did well. Indeed, telecommunication services was the top-performing sector in both the Russell 1000 and Midcap Growth indices, driven by gains among wireless providers.

U.S. Stock Index Returns
For the 12 months ended October 31, 2012
Russell 1000 Index (Large-Cap)	14.97%	Russell 2000 Index (Small-Cap)	12.08%
Russell 1000 Growth Index	13.02%	Russell 2000 Growth Index	9.70%
Russell 1000 Value Index	16.89%	Russell 2000 Value Index	14.47%
Russell Midcap Index	12.15%
Russell Midcap Growth Index	9.09%
Russell Midcap Value Index	14.99%

4

Performance

Total Returns as of October 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLTX	10.33%	1.81%	5.47%	5/12/06
Russell 1000 Growth Index	—	13.02%	1.95%	4.83%(1)	—

(1)	Since 4/30/06, the date nearest the Institutional Class’s inception for which data are available.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

*	From 5/12/06, the Institutional Class’s inception date. Index data from 4/30/06, the date nearest the Institutional Class’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class 0.78%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Greg Woodhams and Prescott LeGard

Performance Summary

NT Growth returned 10.33% in the 12 months ended October 31, 2012. By comparison, the Russell 1000 Growth Index (the fund’s benchmark) returned 13.02%.

In terms of NT Growth’s absolute returns, health care shares contributed most. No sector detracted in absolute terms. Relative to the benchmark, stock selection made the information technology (IT) sector the leading detractor. Stock choices meant health care shares contributed most to relative performance.

IT Detracted Most

Information technology stocks detracted most from performance relative to the Russell 1000 Growth Index. The sector was hit by worries about exposure to Europe and potential slowdown in the U.S. going forward. In the technology sector, stock selection made computers and peripherals firms the leading detractors. It hurt to hold a stake in storage hardware provider NetApp, which reported in-line results during the period but lowered its forward outlook because of a slowdown in the financial and government sectors. We reduced the position, but still believe NetApp will continue to gain market share from competitors Hewlett-Packard, Hitachi, and IBM.

Other notable detractors in the sector were communication equipment maker Cisco Systems and semiconductor company Marvell Technology Group. Cisco actually gained market share and reported solid results, but the company lowered forward earnings guidance marginally after evaluating the macroeconomic environment here and abroad. Similarly, Marvell Technology declined on concerns about its exposure to hard disk drives and Chinese handsets. We eliminated the position.

Industrials Detracted

A number of NT Growth’s industrial holdings were affected by investor uncertainty around corporate earnings growth and pricing power resulting from worries about a slowdown in the global economy. In addition, the portfolio tended to be underweight the sector because our analysis showed these companies to have high but declining margins amid slowing growth. The leading detractor in this space was capital equipment manufacturer Terex. We eliminated the position when we saw signs of a poor pricing environment for the company’s products.

Another notable individual detractor was auto component manufacturer BorgWarner, which underperformed as a result of weakness in Europe and slower automotive build rates in China.

Health Care Led Contributors

In the health care sector, the top contribution came from life sciences tools companies, led by a stake in Illumina. The maker of research and diagnostic tools received a buyout offer from Roche, valuing the company at a significant premium. In addition, it helped to hold a stake in pharmaceutical benefit manager Express Scripts, which acquired Medco Health Solutions during

6

the period. Other key individual contributors in the health care sector were biotechnology firm Gilead Sciences and medical equipment and supplies maker ResMed. Gilead made progress on its development of therapies for Hepatitis C, while ResMed benefited from regulatory changes that are likely to drive increased demand for its products used in the treatment of sleep apnea.

Telecommunication shares also contributed to performance due to stock selection and an overweight position among wireless telecommunication providers. The leading contributor for the fiscal year was cellular tower operator Crown Castle International. The company continues to benefit from a long-running trend by cellular network providers such as AT&T and Verizon to add capacity to their networks to handle increasing voice and data traffic.

In the energy sector, the portfolio’s outperformance was driven by stock selection decisions. It benefited performance to have little or no exposure to many of the poorest-performing stocks in the sector during the period, including equipment and services firms Halliburton and Baker Hughes, and oil and gas companies Peabody Energy and Consol Energy. However, these gains were partially offset by a stake in Occidental Petroleum, as concerns about the pace of the firm’s development program weighed on the shares.

Among other notable individual contributors were stakes in specialty retailers Lowe’s and Home Depot. These stocks benefited from the home building and remodeling recovery evident during the fiscal year.

Current Positioning

In our opinion, stock selection—rather than sector allocation or market timing via the use of cash—is the most efficient means of generating superior risk-adjusted returns. As a result of this approach, the portfolio’s sector and industry selection as well as capitalization range allocations are primarily a result of identifying what the managers believe to be superior individual securities. As of October 31, 2012, the consumer staples, energy, and telecommunication services sectors were the portfolio’s largest overweight positions relative to the benchmark. The most notable sector underweight positions were in industrial, consumer discretionary, and materials shares. Information technology shares were the portfolio’s single largest sector allocation on an absolute basis.

7

Fund Characteristics

OCTOBER 31, 2012
Top Ten Holdings	% of net assets
Apple, Inc.	7.7%
Coca-Cola Co. (The)	3.2%
Microsoft Corp.	2.6%
Google, Inc., Class A	2.5%
PepsiCo, Inc.	2.5%
International Business Machines Corp.	2.4%
Wal-Mart Stores, Inc.	2.2%
Oracle Corp.	2.2%
Schlumberger Ltd.	2.2%
Amazon.com, Inc.	1.8%

Top Five Industries	% of net assets
Computers and Peripherals	9.9%
Beverages	6.7%
Software	6.2%
Pharmaceuticals	5.5%
Aerospace and Defense	5.3%

Types of Investments in Portfolio	% of net assets
Common Stocks	99.1%
Exchange-Traded Funds	0.4%
Total Equity Exposure	99.5%
Temporary Cash Investments	1.7%
Other Assets and Liabilities	(1.2)%

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Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2012 to October 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee.  If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Expenses Paid During Period(1) 5/1/12 – 10/31/12	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$968.80	$3.81	0.77%
Hypothetical
Institutional Class	$1,000	$1,021.27	$3.91	0.77%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

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Schedule of Investments

OCTOBER 31, 2012

	Shares	Value
Common Stocks — 99.1%
AEROSPACE AND DEFENSE — 5.3%
Boeing Co. (The)	59,767	$4,209,987
Hexcel Corp.(1)	74,057	1,892,897
Honeywell International, Inc.	167,001	10,227,141
Precision Castparts Corp.	26,955	4,665,102
Textron, Inc.	144,460	3,641,837
United Technologies Corp.	113,661	8,883,744
		33,520,708
AIR FREIGHT AND LOGISTICS — 1.1%
United Parcel Service, Inc., Class B	91,159	6,677,397
AUTO COMPONENTS — 0.3%
Autoliv, Inc.	29,252	1,684,915
AUTOMOBILES — 0.7%
Harley-Davidson, Inc.	91,299	4,269,141
BEVERAGES — 6.7%
Beam, Inc.	53,267	2,959,515
Brown-Forman Corp., Class B	26,116	1,672,991
Coca-Cola Co. (The)	548,349	20,387,616
Monster Beverage Corp.(1)	46,969	2,098,105
PepsiCo, Inc.	227,388	15,744,345
		42,862,572
BIOTECHNOLOGY — 2.2%
Alexion Pharmaceuticals, Inc.(1)	25,105	2,268,990
Amgen, Inc.	44,574	3,857,657
Gilead Sciences, Inc.(1)	119,006	7,992,443
		14,119,090
CHEMICALS — 2.5%
Agrium, Inc.	34,064	3,595,114
Monsanto Co.	114,952	9,893,919
Rockwood Holdings, Inc.	49,097	2,253,552
		15,742,585
COMMERCIAL BANKS — 1.4%
SunTrust Banks, Inc.	174,343	4,742,129
Wells Fargo & Co.	122,304	4,120,422
		8,862,551
COMMERCIAL SERVICES AND SUPPLIES — 0.5%
Tyco International Ltd.	119,879	3,221,149
COMMUNICATIONS EQUIPMENT — 2.1%
Cisco Systems, Inc.	166,231	2,849,199
Palo Alto Networks, Inc.(1)	31,333	1,722,688
QUALCOMM, Inc.	97,545	5,713,699
Riverbed Technology, Inc.(1)	165,210	3,051,429
		13,337,015
COMPUTERS AND PERIPHERALS — 9.9%
Apple, Inc.	82,452	49,067,185
EMC Corp.(1)	399,838	9,764,044
NetApp, Inc.(1)	151,555	4,076,830
		62,908,059
DISTRIBUTORS — 0.4%
LKQ Corp.(1)	119,124	2,488,500
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.1%
Verizon Communications, Inc.	151,597	6,767,290
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 0.3%
Trimble Navigation Ltd.(1)	47,038	2,219,253
ENERGY EQUIPMENT AND SERVICES — 3.2%
Core Laboratories NV	19,142	1,984,260
Oceaneering International, Inc.	90,052	4,712,421
Schlumberger Ltd.	196,726	13,678,359
		20,375,040
FOOD AND STAPLES RETAILING — 4.3%
Costco Wholesale Corp.	75,615	7,442,784
CVS Caremark Corp.	55,594	2,579,562
Wal-Mart Stores, Inc.	185,127	13,888,228
Whole Foods Market, Inc.	37,121	3,516,472
		27,427,046
FOOD PRODUCTS — 1.8%
Annie’s, Inc.(1)	20,497	809,631
Hershey Co. (The)	45,488	3,131,849
Kraft Foods Group, Inc.(1)	78,538	3,571,908
Mead Johnson Nutrition Co.	67,192	4,143,059
		11,656,447
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.7%
Cooper Cos., Inc. (The)	17,092	1,640,490
Covidien plc	35,647	1,958,803
DENTSPLY International, Inc.	42,369	1,560,874
Edwards Lifesciences Corp.(1)	26,154	2,270,952
IDEXX Laboratories, Inc.(1)	8,894	855,603
ResMed, Inc.	55,473	2,215,591
		10,502,313
HEALTH CARE PROVIDERS AND SERVICES — 2.3%
AmerisourceBergen Corp.	150,395	5,931,579
DaVita, Inc.(1)	22,231	2,501,432
Express Scripts Holding Co.(1)	99,085	6,097,691
		14,530,702

11

	Shares	Value
HOTELS, RESTAURANTS AND LEISURE — 2.3%
Marriott International, Inc. Class A	107,260	$3,912,845
McDonald’s Corp.	55,823	4,845,436
Starbucks Corp.	125,835	5,775,827
		14,534,108
HOUSEHOLD DURABLES — 1.2%
Mohawk Industries, Inc.(1)	39,907	3,331,037
PulteGroup, Inc.(1)	245,064	4,249,410
		7,580,447
HOUSEHOLD PRODUCTS — 1.7%
Church & Dwight Co., Inc.	19,767	1,003,373
Colgate-Palmolive Co.	95,738	10,048,660
		11,052,033
INDUSTRIAL CONGLOMERATES — 1.0%
Danaher Corp.	116,799	6,042,012
INSURANCE — 0.7%
Travelers Cos., Inc. (The)	66,900	4,745,886
INTERNET AND CATALOG RETAIL — 1.8%
Amazon.com, Inc.(1)	50,290	11,708,518
INTERNET SOFTWARE AND SERVICES — 4.0%
eBay, Inc.(1)	201,470	9,728,986
Google, Inc., Class A(1)	23,184	15,759,788
		25,488,774
IT SERVICES — 4.8%
Automatic Data Processing, Inc.	95,910	5,542,639
International Business Machines Corp.	79,487	15,462,606
MasterCard, Inc., Class A	20,217	9,318,622
		30,323,867
LIFE SCIENCES TOOLS AND SERVICES — 0.2%
Waters Corp.(1)	16,221	1,327,040
MACHINERY — 1.4%
Deere & Co.	36,565	3,124,114
Illinois Tool Works, Inc.	90,873	5,573,241
		8,697,355
MEDIA — 3.7%
CBS Corp., Class B	97,800	3,168,720
Comcast Corp., Class A	283,431	10,631,497
Scripps Networks Interactive, Inc. Class A	63,123	3,832,828
Viacom, Inc., Class B	117,225	6,010,126
		23,643,171
METALS AND MINING — 0.3%
Nucor Corp.	54,620	2,191,900
MULTI-UTILITIES — 0.3%
DTE Energy Co.	33,317	2,068,986
MULTILINE RETAIL — 1.3%
Dollar General Corp.(1)	84,776	4,121,809
Macy’s, Inc.	112,710	4,290,870
		8,412,679
OIL, GAS AND CONSUMABLE FUELS — 2.5%
EOG Resources, Inc.	55,276	6,439,101
Noble Energy, Inc.	57,588	5,471,436
Occidental Petroleum Corp.	46,743	3,690,827
		15,601,364
PERSONAL PRODUCTS — 0.7%
Estee Lauder Cos., Inc. (The), Class A	71,451	4,402,811
PHARMACEUTICALS — 5.5%
Abbott Laboratories	158,240	10,367,885
Allergan, Inc.	84,363	7,585,921
Bristol-Myers Squibb Co.	130,088	4,325,426
Eli Lilly & Co.	46,423	2,257,550
Johnson & Johnson	149,504	10,587,873
		35,124,655
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.5%
American Campus Communities, Inc.	59,033	2,674,785
Simon Property Group, Inc.	45,312	6,896,940
		9,571,725
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.4%
CBRE Group, Inc.(1)	129,100	2,326,382
ROAD AND RAIL — 1.6%
Union Pacific Corp.	85,257	10,489,169
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.1%
Broadcom Corp., Class A	158,401	4,995,176
Intel Corp.	213,312	4,612,872
Linear Technology Corp.	121,705	3,804,498
Teradyne, Inc.(1)	60,824	889,247
Xilinx, Inc.	169,062	5,538,471
		19,840,264
SOFTWARE — 6.2%
Cadence Design Systems, Inc.(1)	256,956	3,253,063
CommVault Systems, Inc.(1)	26,860	1,677,944
Microsoft Corp.	585,273	16,700,765
Oracle Corp.	445,171	13,822,560
ServiceNow, Inc.(1)	37,533	1,150,386
Splunk, Inc.(1)	58,670	1,645,693
Workday, Inc.(1)	18,897	916,505
		39,166,916

12

Shares	Value
SPECIALTY RETAIL — 3.2%
GNC Holdings, Inc. Class A	99,798	$3,859,189
Home Depot, Inc. (The)	74,514	4,573,669
Lowe’s Cos., Inc.	202,474	6,556,108
Tractor Supply Co.	16,673	1,604,609
Urban Outfitters, Inc.(1)	100,988	3,611,331
		20,204,906
WIRELESS TELECOMMUNICATION SERVICES — 1.9%
Crown Castle International Corp.(1)	98,249	6,558,121
SBA Communications Corp., Class A(1)	87,530	5,832,124
		12,390,245
TOTAL COMMON STOCKS (Cost $531,489,706)		630,106,986
Exchange-Traded Funds — 0.4%
iShares Russell 1000 Growth Index Fund (Cost $2,395,935)	36,869	2,387,268
Temporary Cash Investments — 1.7%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 2.00%, 1/31/16 - 6/30/16, valued at $4,561,008), in a joint trading account at 0.23%, dated 10/31/12, due 11/1/12 (Delivery value $4,469,101)		4,469,072

Value
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.125% - 3.75%, 8/15/41 - 2/15/42, valued at $4,571,611), in a joint trading account at 0.20%, dated 10/31/12, due 11/1/12 (Delivery value $4,469,097)	4,469,072
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.625%, 2/15/40, valued at $1,898,429), in a joint trading account at 0.16%, dated 10/31/12, due 11/1/12 (Delivery value $1,861,529)	1,861,521
TOTAL TEMPORARY CASH INVESTMENTS (Cost $10,799,665)	10,799,665
TOTAL INVESTMENT SECURITIES — 101.2% (Cost $544,685,306)	643,293,919
OTHER ASSETS AND LIABILITIES — (1.2)%	(7,387,454)
TOTAL NET ASSETS — 100.0%	$635,906,465

Notes to Schedule of Investments

(1)	Non-income producing.

See Notes to Financial Statements.

13

Statement of Assets and Liabilities

OCTOBER 31, 2012
Assets
Investment securities, at value (cost of $544,685,306)	$643,293,919
Receivable for investments sold	2,682,724
Receivable for capital shares sold	117,610
Dividends and interest receivable	410,269
646,504,522

Liabilities
Payable for investments purchased	10,188,653
Accrued management fees	409,404
10,598,057

Net Assets	$635,906,465

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	150,000,000
Shares outstanding	49,979,951

Net Asset Value Per Share	$12.72

Net Assets Consist of:
Capital (par value and paid-in surplus)	$521,282,039
Undistributed net investment income	2,938,469
Undistributed net realized gain	13,076,385
Net unrealized appreciation	98,609,572
$635,906,465

See Notes to Financial Statements.

14

Statement of Operations

YEAR ENDED OCTOBER 31, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,870)	$8,234,119
Interest	7,101
8,241,220

Expenses:
Management fees	4,265,215
Directors’ fees and expenses	20,398
4,285,613

Net investment income (loss)	3,955,607

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	18,717,619
Futures contract transactions	(142,001)
Foreign currency transactions	(245)
18,575,373

Change in net unrealized appreciation (depreciation) on:
Investments	26,570,566
Translation of assets and liabilities in foreign currencies	(200)
26,570,366

Net realized and unrealized gain (loss)	45,145,739

Net Increase (Decrease) in Net Assets Resulting from Operations	$49,101,346

See Notes to Financial Statements.

15

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2012 AND OCTOBER 31, 2011
Increase (Decrease) in Net Assets	October 31, 2012	October 31, 2011
Operations
Net investment income (loss)	$3,955,607	$3,241,841
Net realized gain (loss)	18,575,373	18,719,430
Change in net unrealized appreciation (depreciation)	26,570,366	6,731,577
Net increase (decrease) in net assets resulting from operations	49,101,346	28,692,848

Distributions to Shareholders
From net investment income	(3,102,332)	(2,311,137)
From net realized gains	(11,931,445)	—
Decrease in net assets from distributions	(15,033,777)	(2,311,137)

Capital Share Transactions
Proceeds from shares sold	204,409,917	112,894,557
Proceeds from reinvestment of distributions	15,033,777	2,311,137
Payments for shares redeemed	(79,449,649)	(20,159,480)
Net increase (decrease) in net assets from capital share transactions	139,994,045	95,046,214

Net increase (decrease) in net assets	174,061,614	121,427,925

Net Assets
Beginning of period	461,844,851	340,416,926
End of period	$635,906,465	$461,844,851

Undistributed net investment income	$2,938,469	$2,208,459

Transactions in Shares of the Fund
Sold	16,207,107	9,513,850
Issued in reinvestment of distributions	1,326,900	196,358
Redeemed	(6,301,169)	(1,751,186)
Net increase (decrease) in shares of the fund	11,232,838	7,959,022

See Notes to Financial Statements.

16

Notes to Financial Statements

OCTOBER 31, 2012

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in stocks of larger-sized companies that management believes will increase in value over time. The fund is not permitted to invest in any securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

17

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

18

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of the fund include the assets of Growth Fund, one fund in a series issued by the corporation. The annual management fee schedule ranges from 0.600% to 0.800%. The effective annual management fee for the year ended October 31, 2012 was 0.77%.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. These funds do not invest in the fund for the purpose of exercising management or control.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2012 were $610,311,059 and $478,042,550, respectively.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

19

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Common Stocks	$630,106,986	—	—
Exchange-Traded Funds	2,387,268	—	—
Temporary Cash Investments	—	$10,799,665	—
Total Value of Investment Securities	$632,494,254	$10,799,665	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

At period end, the fund did not have any derivative instruments disclosed on the Statement of Assets and Liabilities. For the year ended October 31, 2012, the effect of equity price risk derivative instruments on the Statement of Operations was $(142,001) in net realized gain (loss) on futures contract transactions.

7. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$3,102,332	$2,311,137
Long-term capital gains	$11,931,445	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

20

As of October 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$552,646,489
Gross tax appreciation of investments	$97,584,889
Gross tax depreciation of investments	(6,937,459)
Net tax appreciation (depreciation) of investments	$90,647,430
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$960
Net tax appreciation (depreciation)	$90,648,390
Undistributed ordinary income	$2,938,469
Accumulated long-term gains	$21,037,567

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

21

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2012	$11.92	0.09	1.09	1.18	(0.08)	(0.30)	(0.38)	$12.72	10.33%	0.77%	0.71%	87%	$635,906
2011	$11.06	0.09	0.85	0.94	(0.08)	—	(0.08)	$11.92	8.48%	0.78%	0.78%	95%	$461,845
2010	$9.34	0.06	1.71	1.77	(0.05)	—	(0.05)	$11.06	18.94%	0.79%	0.63%	95%	$340,417
2009	$8.13	0.06	1.21	1.27	(0.06)	—	(0.06)	$9.34	15.88%	0.80%	0.67%	132%	$208,337
2008	$12.87	0.04	(4.19)	(4.15)	(0.03)	(0.56)	(0.59)	$8.13	(33.68)%	0.80%	0.38%	136%	$83,440

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

See Notes to Financial Statements.

22

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Growth Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”) as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Growth Fund of American Century Mutual Funds, Inc., as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 19, 2012

23

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

24

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services)(2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

25

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC
(November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other
 ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

26

Approval of Management Agreement

At a meeting held on June 21, 2012, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

27

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different

28

time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

29

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

30

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

31

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

32

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2012.

For corporate taxpayers, the fund hereby designates $3,102,332, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2012 as qualified for the corporate dividends received deduction.

The fund hereby designates $11,931,445, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended October 31, 2012.

33

Notes

34

Notes

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-76907   1212

ANNUAL REPORT           OCTOBER 31, 2012

Select Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	7
Fund Characteristics	9
Shareholder Fee Example	10
Schedule of Investments	12
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	26
Management	27
Approval of Management Agreement	30
Additional Information	35

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2012. Our report offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated insights, we encourage you to visit our website, americancentury.com.

Favorable Fiscal-Year Returns for Most U.S. Stock and Bond Benchmarks

In a period fraught with concerns about factors such as the global economic recovery, European financial system stability, and the U.S. political picture, the 12-month returns for U.S. investors were generally favorable.

Both U.S. stocks and bonds rallied for much of the period, with U.S. equities generally outperforming their non-U.S. counterparts. The S&P 500 Index advanced 15.21%, compared with 4.61% for the MSCI EAFE (Europe, Australasia, Far East) Index. The Barclays U.S. Aggregate Bond Index returned 5.25%, and the 10-year U.S. Treasury note returned 7.47%, according to Barclays.

As it turned out, the overseas setbacks and the coordinated monetary policy response provided by prominent central banks around the world ultimately proved beneficial to the U.S. capital markets. Both U.S. stocks and bonds generally benefited from global investors’ trust in the U.S. financial system and from declining interest rates, helped by central bank purchases of government securities. The 10-year U.S. Treasury yield fell to a record low during the period, finishing at 1.69%.

The U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the outlook for 2013 remains guarded, as the fragile recovery remains vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board has once again completed its annual review of the advisory contract between the American Century Investments mutual funds overseen by the board and the funds’ advisor, American Century Investment Management, Inc. This process, often referred to as the 15(c) review, involves the independent directors considering all of the material monitored throughout the year and evaluating a wide range of factors to determine whether the management fee paid by each fund to the advisor is reasonable.

The independent directors’ rationale for this decision is provided in detail in this, or in a previous, report. However, there are several highlights that should be of interest to all shareholders.

•	Fund performance and client service continue to be rated among theindustry’s best.

•	Target date and other asset allocation products continue to successfully gather assets and industry acclaim.

•	Compliance programs continue to function successfully with no issues impacting shareholder interests.

•	Fees were found to be within an acceptable competitive range, with minor fee waivers being negotiated on five funds.

Knowing that most shareholders are long term investors, the board was particularly pleased with our succession planning review. Talented professionals are being added within portfolio management and experienced managers have been added to the senior management team.

Overall it was a very positive review for the American Century Investments mutual funds during a challenging market environment.

Best personal regards,
Don Pratt

3

Market Perspective

By Greg Woodhams, Chief Investment Officer, U.S. Growth Equity — Large Cap

Stocks Advanced in a Volatile Year

U.S. equities produced solid gains during a sometimes volatile 12 months ended October 31, 2012. Stocks began the period with gains, buoyed by continued improvement in the economy and corporate earnings. The unemployment rate fell to its lowest level in three years by February 2012, while consumer confidence and the housing sector both showed clear signs of recovery. Equity investors also got some promising news out of Europe, as the European Central Bank provided support for the Continent’s banking sector.

However, stocks declined sharply from about April to June. Evidence of slowing economic activity in the U.S. and increasing turmoil in Europe weighed on investor confidence. Indeed, austerity policies and high rates of joblessness weighed on growth, with many European countries in recession at some point during 2012. Nevertheless, equity markets finished the fiscal year with a sharp rebound after the economic data, particularly in the U.S., turned out to be not as bad as feared.

Value Outperformed Growth, Large Outperformed Small

In that environment, value-oriented shares outperformed growth across all capitalization ranges as measured by the various Russell indices (see accompanying returns table). In terms of returns by size, large-capitalization stocks did better than those of mid- and small-cap companies.

Looking at the major sectors in the Russell 1000 Growth Index, performance was positive, but widely divergent, reflecting the volatile nature of the reporting period. For example, traditionally economically sensitive sectors such as energy, materials, and industrials lagged amid the uncertain outlook for global growth. Stocks with exposure to powerful themes, such as mobile and cloud computing and wireless communication, did well. Indeed, telecommunication services was the top-performing sector in both the Russell 1000 and Midcap Growth indices, driven by gains among wireless providers.

U.S. Stock Index Returns
For the 12 months ended October 31, 2012
Russell 1000 Index (Large-Cap)	14.97%	Russell 2000 Index (Small-Cap)	12.08%
Russell 1000 Growth Index	13.02%	Russell 2000 Growth Index	9.70%
Russell 1000 Value Index	16.89%	Russell 2000 Value Index	14.47%
Russell Midcap Index	12.15%
Russell Midcap Growth Index	9.09%
Russell Midcap Value Index	14.99%

4

Performance

Total Returns as of October 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	10 years	Since Inception	Inception Date
Investor Class	TWCIX	11.50%	1.08%	5.55%	12.02%	6/30/71(1)
Russell 1000 Growth Index	—	13.02%	1.95%	7.15%	N/A(2)	—
Institutional Class	TWSIX	11.73%	1.29%	5.76%	5.02%	3/13/97
A Class(3) No sales charge* With sales charge*	TWCAX	11.22% 4.83%	0.83% -0.36%	5.29% 4.67%	3.34% 2.94%	8/8/97
C Class	ACSLX	10.37%	0.08%	—	5.07%	1/31/03
R Class	ASERX	10.92%	0.58%	—	3.04%	7/29/05

*
Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge and may be subject to a maximum CDSC of 1.00%. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Although the fund’s actual inception date was 10/31/58, this inception date corresponds with the investment advisor’s implementation of its current investment philosophy and practices.

(2)	Benchmark data first available 12/29/78.

(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class and did not have a front-end sales charge. Performance prior to that date has been adjusted to reflect this charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Growth of $10,000 Over 10 Years
$10,000 investment made October 31, 2002

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	A Class	C Class	R Class
1.00%	0.80%	1.25%	2.00%	1.50%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

6

Portfolio Commentary

Portfolio Managers: Keith Lee and Michael Li

Performance Summary

Select returned 11.50%* for the 12 months ended October 31, 2012, compared with the 13.02% return of its benchmark, the Russell 1000 Growth Index, and the 15.21%** return of the S&P 500 Index, a broader market measure.

As discussed in the Market Perspective on page 4, equity indices generally gained during the reporting period, although they struggled with the challenges of a tepid global economic recovery and continued sovereign debt concerns in Europe. Despite this challenging environment, Select delivered solid results for the period.

Select derived positive absolute results from every sector in which it invested. Relative to the benchmark, security selection in the consumer discretionary and industrials sectors accounted for the bulk of Select’s underperformance. Stock selection in the information technology, consumer staples, and health care sectors added to relative returns.

Consumer Discretionary, Industrials Detracted

Select’s consumer discretionary holdings collectively underperformed benchmark returns for the sector. In particular, a position in retail company J.C. Penney Co. detracted. In its effort to transform the company from a discount retailer to a uniquely positioned company, the new management team underestimated the challenges related to change in customer behavior and had several execution missteps. As a result, the financial performance deteriorated further.

An overweight position in Fossil also detracted from results versus the benchmark. The watch retailer, which had been a top contributor early in the period with solid performance in the domestic market and tremendous growth in international countries, saw its share price decline as it lowered guidance due to weakness in Europe. Handbag retailer Coach underperformed, as it experienced disappointing sales results.

A position in Netflix hurt relative performance. The company reported a loss in the first quarter of 2012 due to higher costs of entering foreign markets and less-than-expected subscriber growth forecasted for the future. The position was eliminated. Also in the consumer discretionary sector, the portfolio held an underweight allocation to the media industry, a decision that hurt relative results. As optimism grew about the economic environment, advertising spending grew, helping companies in the industry group.

The industrials sector was a source of underperformance, largely attributable to stock selection in the electrical equipment industry group. Positioning in the aerospace and defense group also curbed relative results.

*All fund returns referenced in this commentary are for Investor Class shares.
**The S&P 500 Index average annual returns were 0.36% and 6.91% for the five- and 10-year periods ended October 31, 2012, respectively.

7

Information Technology, Consumer Staples, Health Care Helped

The information technology sector was the largest source of relative outperformance. Here, an overweight position in Apple added significantly to results, as the company unveiled its much-anticipated iPhone 5 in September, selling more than five million units in its debut weekend. Apple also won a patent lawsuit against Samsung, their major rival in the smart phone market. Also in the sector, stock selection in the semiconductor group helped results versus the benchmark.

The consumer staples sector added to absolute and relative results. Here, the portfolio benefited from positioning in the beverages group, including alcoholic beverage distributor Diageo. The company benefited from its emerging market sales along with higher profitability, and has produced steady, high growth among the lower growth staples companies. Holdings in the personal products group also contributed.

In the health care sector, Select was rewarded for its overweight position in Gilead Sciences. The company made progress on its development of therapies for Hepatitis C. Several positions among health care providers also benefited returns relative to the benchmark.

Starting Point for Next Reporting Period

The environment for growth and momentum oriented investment styles continued to be challenging during the reporting period. Although Select’s investment process experienced a headwind, the portfolio delivered sound positive results. Going forward, we remain confident in our investment beliefs that stocks which exhibit high quality, accelerating fundamentals, positive relative strength and attractive valuations will outperform in the long term.

8

Fund Characteristics

OCTOBER 31, 2012
Top Ten Holdings	% of net assets
Apple, Inc.	9.7%
Google, Inc., Class A	4.6%
Gilead Sciences, Inc.	2.9%
Costco Wholesale Corp.	2.6%
Philip Morris International, Inc.	2.6%
Teradata Corp.	2.5%
Monsanto Co.	2.4%
EMC Corp.	2.4%
TJX Cos., Inc. (The)	2.3%
MasterCard, Inc., Class A	2.3%

Top Five Industries	% of net assets
Computers and Peripherals	12.1%
Internet Software and Services	6.2%
Biotechnology	5.7%
Specialty Retail	5.1%
IT Services	4.8%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	93.3%
Foreign Common Stocks*	5.0%
Total Common Stocks	98.3%
Temporary Cash Investments	1.8%
Other Assets and Liabilities	(0.1)%

*Includes depositary shares, dual listed securities and foreign ordinary shares.

9

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2012 to October 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

10

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Expenses Paid During Period(1) 5/1/12 – 10/31/12	Annualized Expense Ratio(1)
Actual
Investor Class	$1,000	$978.20	$4.97	1.00%
Institutional Class	$1,000	$979.10	$3.98	0.80%
A Class	$1,000	$977.00	$6.21	1.25%
C Class	$1,000	$973.30	$9.92	2.00%
R Class	$1,000	$975.60	$7.45	1.50%
Hypothetical
Investor Class	$1,000	$1,020.11	$5.08	1.00%
Institutional Class	$1,000	$1,021.12	$4.06	0.80%
A Class	$1,000	$1,018.85	$6.34	1.25%
C Class	$1,000	$1,015.08	$10.13	2.00%
R Class	$1,000	$1,017.60	$7.61	1.50%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

11

Schedule of Investments

OCTOBER 31, 2012

	Shares	Value
Common Stocks — 98.3%
AEROSPACE AND DEFENSE — 2.8%
General Dynamics Corp.	383,100	$26,081,448
Rockwell Collins, Inc.	520,000	27,861,600
		53,943,048
AIR FREIGHT AND LOGISTICS — 1.8%
United Parcel Service, Inc., Class B	476,000	34,867,000
BEVERAGES — 1.9%
Diageo plc	1,309,695	37,430,425
BIOTECHNOLOGY — 5.7%
Biogen Idec, Inc.(1)	251,900	34,817,618
Gilead Sciences, Inc.(1)	831,101	55,816,743
Vertex Pharmaceuticals, Inc.(1)	414,400	19,990,656
		110,625,017
CAPITAL MARKETS — 1.9%
Franklin Resources, Inc.	279,800	35,758,440
CHEMICALS — 3.6%
Monsanto Co.	548,000	47,166,360
Potash Corp. of Saskatchewan, Inc.	576,200	23,261,194
		70,427,554
COMMUNICATIONS EQUIPMENT — 2.1%
QUALCOMM, Inc.	685,600	40,159,020
COMPUTERS AND PERIPHERALS — 12.1%
Apple, Inc.	316,600	188,408,660
EMC Corp.(1)	1,880,700	45,926,694
		234,335,354
DIVERSIFIED FINANCIAL SERVICES — 1.9%
CME Group, Inc.	174,900	9,782,157
Hong Kong Exchanges and Clearing Ltd.	601,508	9,926,758
JPMorgan Chase & Co.	418,900	17,459,752
		37,168,667
ELECTRICAL EQUIPMENT — 1.5%
Emerson Electric Co.	589,900	28,568,857
ENERGY EQUIPMENT AND SERVICES — 2.8%
Diamond Offshore Drilling, Inc.	143,800	9,956,712
National Oilwell Varco, Inc.	192,900	14,216,730
Schlumberger Ltd.	428,300	29,779,699
		53,953,141
FOOD AND STAPLES RETAILING — 3.2%
Costco Wholesale Corp.	511,500	50,346,945
PriceSmart, Inc.	148,200	12,299,118
		62,646,063
FOOD PRODUCTS — 2.2%
Hershey Co. (The)	202,700	13,955,895
Mead Johnson Nutrition Co.	361,600	22,296,256
Smart Balance, Inc.(1)	439,000	5,224,100
		41,476,251
HEALTH CARE EQUIPMENT AND SUPPLIES — 1.2%
Intuitive Surgical, Inc.(1)	43,400	23,532,348
HEALTH CARE PROVIDERS AND SERVICES — 4.0%
Express Scripts Holding Co.(1)	559,200	34,413,168
UnitedHealth Group, Inc.	781,200	43,747,200
		78,160,368
HOTELS, RESTAURANTS AND LEISURE — 1.5%
McDonald’s Corp.	325,000	28,210,000
HOUSEHOLD DURABLES — 0.7%
Harman International Industries, Inc.	320,400	13,434,372
INSURANCE — 1.2%
Travelers Cos., Inc. (The)	331,000	23,481,140
INTERNET AND CATALOG RETAIL — 1.7%
Amazon.com, Inc.(1)	138,400	32,222,288
INTERNET SOFTWARE AND SERVICES — 6.2%
Baidu, Inc. ADR(1)	195,100	20,801,562
Facebook, Inc. Class A(1)	322,400	6,807,476
Google, Inc., Class A(1)	131,700	89,525,709
Responsys, Inc.(1)	307,300	2,747,262
		119,882,009
IT SERVICES — 4.8%
MasterCard, Inc., Class A	96,700	44,571,931
Teradata Corp.(1)	691,300	47,222,703
		91,794,634
LEISURE EQUIPMENT AND PRODUCTS — 0.8%
Hasbro, Inc.	453,900	16,335,861
MACHINERY — 4.3%
Graco, Inc.	308,600	14,831,316
Nordson Corp.	279,900	16,522,497
Parker-Hannifin Corp.	411,700	32,384,322
Xylem, Inc.	774,400	18,786,944
		82,525,079
MEDIA — 2.1%
Walt Disney Co. (The)	829,100	40,683,937
METALS AND MINING — 0.5%
Freeport-McMoRan Copper & Gold, Inc.	247,200	9,611,136
MULTILINE RETAIL — 0.5%
J.C. Penney Co., Inc.	379,700	9,116,597

12

	Shares	Value
OIL, GAS AND CONSUMABLE FUELS — 2.9%
Exxon Mobil Corp.	333,700	$30,423,429
Occidental Petroleum Corp.	322,400	25,456,704
		55,880,133
PERSONAL PRODUCTS — 2.2%
Estee Lauder Cos., Inc. (The), Class A	697,500	42,979,950
PHARMACEUTICALS — 3.3%
Allergan, Inc.	343,200	30,860,544
Bristol-Myers Squibb Co.	811,800	26,992,350
Teva Pharmaceutical Industries Ltd. ADR	128,100	5,177,802
		63,030,696
PROFESSIONAL SERVICES — 1.0%
IHS, Inc. Class A(1)	123,200	10,396,848
Verisk Analytics, Inc. Class A(1)	175,300	8,940,300
		19,337,148
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.3%
American Tower Corp.	335,300	25,244,737
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 3.0%
Broadcom Corp., Class A	884,800	27,902,168
Linear Technology Corp.	969,900	30,319,074
		58,221,242
SOFTWARE — 2.2%
Microsoft Corp.	292,000	8,332,220
Oracle Corp.	1,109,200	34,440,660
		42,772,880
SPECIALTY RETAIL — 5.1%
AutoZone, Inc.(1)	55,800	20,925,000
Limited Brands, Inc.	672,900	32,225,181
TJX Cos., Inc. (The)	1,076,800	44,827,184
		97,977,365
TEXTILES, APPAREL AND LUXURY GOODS — 1.7%
Coach, Inc.	488,700	27,391,635
Tumi Holdings, Inc.(1)	258,600	5,792,640
		33,184,275
TOBACCO — 2.6%
Philip Morris International, Inc.	559,700	49,567,032
TOTAL COMMON STOCKS (Cost $1,253,657,342)		1,898,544,064
Temporary Cash Investments — 1.8%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% – 2.00%, 1/31/16 – 6/30/16, valued at $14,179,837), in a joint trading account at 0.23%, dated 10/31/12, due 11/1/12 (Delivery value $13,894,105)		13,894,016
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.125% – 3.75%, 8/15/41 – 2/15/42, valued at $14,212,803), in a joint trading account at 0.20%, dated 10/31/12, due 11/1/12 (Delivery value $13,894,092)		13,894,015
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.625%, 2/15/40, valued at $5,902,075), in a joint trading account at 0.16%, dated 10/31/12, due 11/1/12 (Delivery value $5,787,347)		5,787,321
SSgA U.S. Government Money Market Fund	61,238	61,238
TOTAL TEMPORARY CASH INVESTMENTS (Cost $33,636,590)		33,636,590
TOTAL INVESTMENT SECURITIES — 100.1% (Cost $1,287,293,932)		1,932,180,654
OTHER ASSETS AND LIABILITIES — (0.1)%		(1,331,113)
TOTAL NET ASSETS — 100.0%		$1,930,849,541

13

Forward Foreign Currency Exchange Contracts
Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
19,587,471	GBP for USD	Credit Suisse AG	11/30/12	$31,606,257	$(79,243)

(Value on Settlement Date $31,527,014)

Notes to Schedule of Investments

ADR = American Depositary Receipt
GBP = British Pound
USD = United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2012
Assets
Investment securities, at value (cost of $1,287,293,932)	$1,932,180,654
Foreign currency holdings, at value (cost of $707,449)	712,131
Receivable for capital shares sold	997,452
Dividends and interest receivable	1,123,226
1,935,013,463

Liabilities
Payable for investments purchased	1,129,842
Payable for capital shares redeemed	1,258,198
Unrealized loss on forward foreign currency exchange contracts	79,243
Accrued management fees	1,681,315
Distribution and service fees payable	15,324
4,163,922

Net Assets	$1,930,849,541

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,403,429,384
Undistributed net investment income	8,629,252
Accumulated net realized loss	(126,021,256)
Net unrealized appreciation	644,812,161
$1,930,849,541

	Net assets	Shares outstanding	Net asset value per share
Investor Class, $0.01 Par Value	$1,861,545,483	42,773,590	$43.52
Institutional Class, $0.01 Par Value	$16,828,100	382,096	$44.04
A Class, $0.01 Par Value	$45,354,679	1,058,437	$42.85*
C Class, $0.01 Par Value	$5,665,619	139,035	$40.75
R Class, $0.01 Par Value	$1,455,660	33,961	$42.86

*Maximum offering price $45.46 (net asset value divided by 0.9425).

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $86,477)	$26,824,161
Interest	24,166
26,848,327

Expenses:
Management fees	19,014,710
Distribution and service fees:
A Class	91,025
C Class	27,975
R Class	3,539
Directors’ fees and expenses	71,594
Other expenses	162
19,209,005

Net investment income (loss)	7,639,322

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	50,271,841
Foreign currency transactions	917,240
51,189,081

Change in net unrealized appreciation (depreciation) on:
Investments	142,308,002
Translation of assets and liabilities in foreign currencies	99,729
142,407,731

Net realized and unrealized gain (loss)	193,596,812

Net Increase (Decrease) in Net Assets Resulting from Operations	$201,236,134

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2012 AND OCTOBER 31, 2011
Increase (Decrease) in Net Assets	October 31, 2012	October 31, 2011
Operations
Net investment income (loss)	$7,639,322	$4,688,472
Net realized gain (loss)	51,189,081	39,129,701
Change in net unrealized appreciation (depreciation)	142,407,731	138,891,678
Net increase (decrease) in net assets resulting from operations	201,236,134	182,709,851

Distributions to Shareholders
From net investment income:
Investor Class	(4,659,009)	(5,930,534)
Institutional Class	(23,035)	(25,646)
A Class	(7,931)	(17,175)
Decrease in net assets from distributions	(4,689,975)	(5,973,355)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(61,750,287)	(130,244,559)

Net increase (decrease) in net assets	134,795,872	46,491,937

Net Assets
Beginning of period	1,796,053,669	1,749,561,732
End of period	$1,930,849,541	$1,796,053,669

Undistributed net investment income	$8,629,252	$4,867,506

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2012

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. Select Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in stocks of larger-sized companies that management believes will increase in value over time.

The fund offers the Investor Class, the Institutional Class, the A Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. The Institutional Class is made available to institutional shareholders or through financial intermediaries whose clients do not require the same level of shareholder and administrative services as shareholders of other classes. As a result, the Institutional Class is charged a lower unified management fee. On October 21, 2011, all outstanding B Class shares were converted to A Class shares and the fund discontinued offering the B Class.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

18

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Multiple Class — All shares of the fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

19

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account the fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule ranges from 0.800% to 1.000% for the Investor Class, A Class, C Class and R Class. The Institutional Class is 0.200% less at each point within the range. The effective annual management fee for each class for the year ended October 31, 2012 was 1.00% for the Investor Class, A Class, C Class and R Class and 0.80% for the Institutional Class.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution and service fee of 1.00%, of which 0.25% is paid for individual shareholder services and 0.75% is paid for distribution services. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the year ended October 31, 2012 are detailed in the Statement of Operations.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2012 were $319,850,395 and $375,030,367, respectively.

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5. Capital Share Transactions

Transactions in shares of the fund were as follows:

	Year ended October 31, 2012		Year ended October 31, 2011
	Shares	Amount	Shares	Amount
Investor Class/Shares Authorized	300,000,000		300,000,000
Sold	2,187,738	$93,774,628	1,326,866	$51,400,404
Issued in reinvestment of distributions	117,261	4,458,282	150,928	5,679,445
Redeemed	(4,641,009)	(195,137,515)	(4,831,149)	(187,400,425)
	(2,336,010)	(96,904,605)	(3,353,355)	(130,320,576)
Institutional Class/Shares Authorized	40,000,000		40,000,000
Sold	285,373	12,571,675	32,761	1,267,331
Issued in reinvestment of distributions	596	22,905	670	25,466
Redeemed	(33,480)	(1,449,400)	(30,754)	(1,223,056)
	252,489	11,145,180	2,677	69,741
A Class/Shares Authorized	75,000,000		75,000,000
Sold	614,826	25,736,761	163,231	6,203,697
Issued in reinvestment of distributions	209	7,821	454	16,873
Redeemed	(194,157)	(8,068,061)	(116,745)	(4,454,011)
	420,878	17,676,521	46,940	1,766,559
B Class/Shares Authorized	N/A		25,000,000
Sold			1,180	44,854
Redeemed			(53,880)	(1,958,733)
			(52,700)	(1,913,879)
C Class/Shares Authorized	25,000,000		25,000,000
Sold	135,986	5,492,534	9,157	319,498
Redeemed	(12,415)	(502,300)	(5,253)	(194,203)
	123,571	4,990,234	3,904	125,295
R Class/Shares Authorized	50,000,000		50,000,000
Sold	34,430	1,429,554	1,023	40,053
Redeemed	(2,001)	(87,171)	(303)	(11,752)
	32,429	1,342,383	720	28,301
Net increase (decrease)	(1,506,643)	$(61,750,287)	(3,351,814)	$(130,244,559)

6. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

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The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$1,801,946,323	—	—
Foreign Common Stocks	49,240,558	$47,357,183	—
Temporary Cash Investments	61,238	33,575,352	—
Total Value of Investment Securities	$1,851,248,119	$80,932,535	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(79,243)	—

7. Derivative Instruments

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

The value of foreign currency risk derivative instruments as of October 31, 2012, is disclosed on the Statement of Assets and Liabilities as a liability of $79,243 in unrealized loss on forward foreign currency exchange contracts. For the year ended October 31, 2012, the effect of foreign currency risk derivative instruments on the Statement of Operations was $912,088 in net realized gain (loss) on foreign currency transactions and $101,288 in change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

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9. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	$4,689,975	$5,973,355
Long-term capital gains	—	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of October 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$1,290,459,793
Gross tax appreciation of investments	$659,575,935
Gross tax depreciation of investments	(17,855,074)
Net tax appreciation (depreciation) of investments	$641,720,861
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$4,682
Net tax appreciation (depreciation)	$641,725,543
Undistributed ordinary income	$8,550,009
Accumulated short-term capital losses	$(122,855,395)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. Capital loss carryovers of $(102,366,341) and $(20,489,054) expire in 2017 and 2018, respectively.

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Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:				Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)		Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Investor Class
2012	$39.14	0.17		4.31	4.48	(0.10)	—	(0.10)	$43.52	11.50%	1.00%	0.41%	17%	$1,861,545
2011	$35.54	0.10		3.62	3.72	(0.12)	—	(0.12)	$39.14	10.49%	1.00%	0.26%	17%	$1,765,718
2010	$30.58	0.11		5.01	5.12	(0.16)	—	(0.16)	$35.54	16.78%	1.01%	0.34%	35%	$1,722,138
2009	$26.25	0.19		4.40	4.59	(0.26)	—	(0.26)	$30.58	17.77%	1.00%	0.75%	31%	$1,591,621
2008	$45.58	0.07		(16.10)	(16.03)	—	(3.30)	(3.30)	$26.25	(37.71)%	1.00%	0.19%	64%	$1,448,954
Institutional Class
2012	$39.60	0.24		4.38	4.62	(0.18)	—	(0.18)	$44.04	11.73%	0.80%	0.61%	17%	$16,828
2011	$35.95	0.18		3.67	3.85	(0.20)	—	(0.20)	$39.60	10.73%	0.80%	0.46%	17%	$5,133
2010	$30.94	0.18		5.06	5.24	(0.23)	—	(0.23)	$35.95	17.02%	0.81%	0.54%	35%	$4,563
2009	$26.56	0.28		4.41	4.69	(0.31)	—	(0.31)	$30.94	18.00%	0.80%	0.95%	31%	$3,950
2008	$45.98	0.15		(16.27)	(16.12)	—	(3.30)	(3.30)	$26.56	(37.60)%	0.80%	0.39%	64%	$94,419
A Class
2012	$38.54	0.06		4.26	4.32	(0.01)	—	(0.01)	$42.85	11.22%	1.25%	0.16%	17%	$45,355
2011	$34.99	—	(3)	3.58	3.58	(0.03)	—	(0.03)	$38.54	10.23%	1.25%	0.01%	17%	$24,573
2010	$30.11	0.03		4.93	4.96	(0.08)	—	(0.08)	$34.99	16.48%	1.26%	0.09%	35%	$20,666
2009	$25.85	0.13		4.33	4.46	(0.20)	—	(0.20)	$30.11	17.47%	1.25%	0.50%	31%	$19,824
2008	$45.05	(0.02)		(15.88)	(15.90)	—	(3.30)	(3.30)	$25.85	(37.88)%	1.25%	(0.06)%	64%	$19,450

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For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data										Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:					Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
C Class
2012	$36.92	(0.25)	4.08	3.83	—	—	—	$40.75	10.37%	2.00%	(0.59)%	17%	$5,666
2011	$33.74	(0.28)	3.46	3.18	—	—	—	$36.92	9.43%	2.00%	(0.74)%	17%	$571
2010	$29.19	(0.20)	4.75	4.55	—	—	—	$33.74	15.63%	2.01%	(0.66)%	35%	$390
2009	$25.05	(0.06)	4.22	4.16	(0.02)	—	(0.02)	$29.19	16.58%	2.00%	(0.25)%	31%	$314
2008	$44.07	(0.29)	(15.43)	(15.72)	—	(3.30)	(3.30)	$25.05	(38.34)%	2.00%	(0.81)%	64%	$394
R Class
2012	$38.64	(0.06)	4.28	4.22	—	—	—	$42.86	10.92%	1.50%	(0.09)%	17%	$1,456
2011	$35.14	(0.08)	3.58	3.50	—	—	—	$38.64	9.96%	1.50%	(0.24)%	17%	$59
2010	$30.24	(0.05)	4.95	4.90	—	—	—	$35.14	16.20%	1.51%	(0.16)%	35%	$29
2009	$25.96	0.06	4.36	4.42	(0.14)	—	(0.14)	$30.24	17.17%	1.50%	0.25%	31%	$43
2008	$45.33	(0.11)	(15.96)	(16.07)	—	(3.30)	(3.30)	$25.96	(38.03)%	1.50%	(0.31)%	64%	$32

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day and do not reflect applicable sales charges, if any. Total returns for periods less than one year are not annualized.

(3)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

25

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Select Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”) as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Select Fund of American Century Mutual Funds, Inc., as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 19, 2012

26

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

27

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services) (2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

28

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC (November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

29

Approval of Management Agreement

At a meeting held on June 21, 2012, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

30

Nature, Extent and Quality of Services — Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons.

31

The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

32

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

33

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

34

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

35

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates up to the maximum amount allowable as qualified dividend income for the fiscal year ended October 31, 2012.

For corporate taxpayers, the fund hereby designates $4,689,975, or up to the maximum amount allowable, of ordinary income distributions paid during the fiscal year ended October 31, 2012 as qualified for the corporate dividends received deduction.

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-76895   1212

ANNUAL REPORT            OCTOBER 31, 2012

NT VistaSM Fund

President’s Letter	2
Independent Chairman’s Letter	3
Market Perspective	4
Performance	5
Portfolio Commentary	6
Fund Characteristics	8
Shareholder Fee Example	9
Schedule of Investments	11
Statement of Assets and Liabilities	15
Statement of Operations	16
Statement of Changes in Net Assets	17
Notes to Financial Statements	18
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	25
Management	26
Approval of Management Agreement	29
Additional Information	34

Any opinions expressed in this report reflect those of the author as of the date of the report, and do not necessarily represent the opinions of American Century Investments® or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

President’s Letter

Jonathan Thomas

Dear Investor:

Thank you for reviewing this annual report for the 12 months ended October 31, 2012. Our report offers investment performance, market analysis, and portfolio information, presented with the expert perspective of our portfolio management team.

This report remains one of our most important vehicles for conveying information about fund returns, including key factors that affected fund performance. For additional, updated insights, we encourage you to visit our website, americancentury.com.

Favorable Fiscal-Year Returns for Most U.S. Stock and Bond Benchmarks

In a period fraught with concerns about factors such as the global economic recovery, European financial system stability, and the U.S. political picture, the 12-month returns for U.S. investors were generally favorable.

Both U.S. stocks and bonds rallied for much of the period, with U.S. equities generally outperforming their non-U.S. counterparts. The S&P 500 Index advanced 15.21%, compared with 4.61% for the MSCI EAFE (Europe, Australasia, Far East) Index. The Barclays U.S. Aggregate Bond Index returned 5.25%, and the 10-year U.S. Treasury note returned 7.47%, according to Barclays.

As it turned out, the overseas setbacks and the coordinated monetary policy response provided by prominent central banks around the world ultimately proved beneficial to the U.S. capital markets. Both U.S. stocks and bonds generally benefited from global investors’ trust in the U.S. financial system and from declining interest rates, helped by central bank purchases of government securities. The 10-year U.S. Treasury yield fell to a record low during the period, finishing at 1.69%.

The U.S. economy showed signs of improvement during the fiscal year, particularly the long-depressed housing market. However, the outlook for 2013 remains guarded, as the fragile recovery remains vulnerable to fiscal and financial factors that could trigger further slowdowns and market volatility.

Under these conditions, we continue to believe in a disciplined, diversified, long-term investment approach, using both stocks and bonds—as appropriate—for meeting financial goals. We appreciate your continued trust in us in this challenging environment.

Sincerely,
Jonathan Thomas
President and Chief Executive Officer
American Century Investments

2

Independent Chairman’s Letter

Don Pratt

Dear Fellow Shareholders,

The board has once again completed its annual review of the advisory contract between the American Century Investments mutual funds overseen by the board and the funds’ advisor, American Century Investment Management, Inc. This process, often referred to as the 15(c) review, involves the independent directors considering all of the material monitored throughout the year and evaluating a wide range of factors to determine whether the management fee paid by each fund to the advisor is reasonable.

The independent directors’ rationale for this decision is provided in detail in this, or in a previous, report. However, there are several highlights that should be of interest to all shareholders.

•	Fund performance and client service continue to be rated among the industry’s best.

•	Target date and other asset allocation products continue to successfully gather assets and industry acclaim.

•	Compliance programs continue to function successfully with no issues impacting shareholder interests.

•	Fees were found to be within an acceptable competitive range, with minor fee waivers being negotiated on five funds.

Knowing that most shareholders are long term investors, the board was particularly pleased with our succession planning review. Talented professionals are being added within portfolio management and experienced managers have been added to the senior management team.

Overall it was a very positive review for the American Century Investments mutual funds during a challenging market environment.

Best personal regards,
Don Pratt

3

Market Perspective

By David Hollond, Chief Investment Officer, U.S. Growth Equity — Mid & Small Cap

Stocks Gained Amid Volatility

The U.S. stock market generated positive results for the 12-month period ended October 31, 2012, although it endured significant volatility along the way. As the reporting period began, stocks were in the midst of a rebound. Investors grew optimistic as signs of improving economic activity quashed recession fears; in particular, job growth began to exceed expectations, driving the unemployment rate to its lowest level in three years by February 2012. Another positive factor was promising news out of Europe, as the European Central Bank provided favorable long-term financing to the debt markets and support for the Continent’s banking sector.

The optimism proved to be short-lived, as headwinds returned to the equity market. Evidence of slowing economic activity in the U.S. and adverse developments in Europe—including political turmoil in Greece and troubled banks in Spain—weighed on investor confidence, sending stocks down sharply.

Late in the period, stocks reversed course once again. The Federal Reserve announced a third round of quantitative easing measures, as well as an extension of its near-zero interest rate policy until 2015. The European Central Bank, meanwhile, announced a plan under which it would purchase bonds to support financially troubled debt markets in Europe. These measures, as well as others taken by central banks around the world, helped to restore investor confidence and drive markets upward, despite some concerns about slowing corporate profits and the looming U.S. fiscal cliff.

As the table below illustrates, large-cap issues generated the strongest returns for the reporting period, outpacing mid- and small-cap shares. Value stocks outpaced growth shares across the market capitalization spectrum.

From a sector perspective, all sectors within the Russell 3000 Index delivered positive results; the telecommunication services sector fared the best. Health care, financials, consumer discretionary, and consumer staples all finished ahead of the Russell 3000 Index. On the other side, the energy and information technology sectors achieved more moderate gains.

U.S. Stock Index Returns
For the 12 months ended October 31, 2012
Russell 1000 Index (Large-Cap)	14.97%	Russell 2000 Index (Small-Cap)	12.08%
Russell 1000 Growth Index	13.02%	Russell 2000 Growth Index	9.70%
Russell 1000 Value Index	16.89%	Russell 2000 Value Index	14.47%
Russell Midcap Index	12.15%
Russell Midcap Growth Index	9.09%
Russell Midcap Value Index	14.99%

4

Performance

Total Returns as of October 31, 2012
			Average Annual Returns
	Ticker Symbol	1 year	5 years	Since Inception	Inception Date
Institutional Class	ACLWX	7.59%	-4.22%	1.22%	5/12/06
Russell Midcap Growth Index	—	9.09%	1.55%	3.94%(1)	—

(1)	Since 4/30/06, the date nearest the Institutional Class’s inception for which data are available.

Growth of $10,000 Over Life of Class
$10,000 investment made May 12, 2006

*	From 5/12/06, the Institutional Class’s inception date. Index data from 4/30/06, the date nearest the Institutional Class’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class 0.83%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Historically, small company stocks have been more volatile than the stocks of larger, more established companies.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

5

Portfolio Commentary

Portfolio Managers: Brad Eixmann and Bryan Unterhalter

Performance Summary

NT Vista returned 7.59% for the 12 months ended October 31, 2012. By comparison, the Russell Midcap Growth Index (the fund’s benchmark), returned 9.09%.

In terms of NT Vista’s absolute returns during the fiscal year, the health care and consumer discretionary sectors contributed most. Energy was the only major sector to post negative absolute results. Relative to the benchmark, stock selection made the materials and industrial sectors the leading detractors. Positioning among telecommunication services, energy, and information technology shares contributed most to relative performance.

Stocks Positive but Volatile

Equity markets in recent years have tended to trade in broad “risk on/risk off” moves as perceptions of macroeconomic and market conditions changed. These sorts of conditions typically result in higher correlations between individual securities—that is, stocks tend to go up and down together with comparatively little differentiation among them. This makes it comparatively more difficult for active portfolio managers to outperform. However, despite the uncertain economic and market conditions, we have seen no shortage of attractive companies demonstrating accelerating earnings growth.

Materials, Industrials Detracted Most

In the materials sector, it hurt relative results to be underrepresented in a number of shares that did well during the fiscal year. Good examples were paint companies Sherwin-Williams and PPG Industries—two stocks to which NT Vista had less exposure than the benchmark—which outperformed as the housing sector improved.

In the industrial sector, a number of NT Vista’s holdings were affected by investor uncertainty around corporate earnings growth and pricing power resulting from worries about the health of the global economy. The leading detractor here was mining equipment manufacturer Joy Global, which suffered from declining metals prices and slower economic growth. In the electrical equipment industry group, Polypore, which manufactures lithium-ion separators used in electric vehicles, was hurt over competitor concern.

Among other leading individual detractors was information security software company Check Point Software Technologies. Check Point underperformed after announcing slower-than-expected license revenue growth, which the company attributed to a pause in orders ahead of a new operating system launch. China-based Focus Media Holding underperformed as a result of a critical third party research report.

Contributions Broad Based

Looking at positive contributors to relative results, stock selection and allocation decisions drove outperformance in the telecommunication services sector. The leading contributor in this space was cellular tower operator SBA Communications. The company continues to benefit from a long-running trend toward the build-out of data networks for mobile phones.

6

Elsewhere, stock selection in the energy and information technology sectors drove outperformance. In the energy space, positioning in the oil, gas, and consumable fuels industry contributed most. Here, stock choices had a positive effect, and it helped to be underweight this comparatively poor-performing industry segment. Among information technology stocks, the IT services and semiconductor industries were sources of strength. A key contributor in the sector was business software provider NetSuite, which reported better-than-expected results and did very well late in the fiscal year.

The leading individual contributor in the portfolio for the fiscal year was pharmacy benefit manager SXC Health Solutions, which announced the acquisition of Catalyst Health Solutions in April 2012. The portfolio held positions in both SXC and Catalyst, and they each posted strong returns. The merger provides the combined entity, subsequently renamed Catamaran, with increased scale to target larger potential clients.

A number of other key contributors resided in the consumer discretionary sector, including PetSmart and Ulta Salon Cosmetics & Fragrance. Pet products retailer PetSmart reported improvement in same store sales, margins, and other key business metrics, while the stock further benefited from an aggressive share buyback plan. Ulta enjoyed attractive store growth and same store sales comparisons, as well as seeing its business mix evolve toward higher margin products. It also helped to own high-growth international retailer Michael Kors, which outperformed during the fiscal year following its initial public offering thanks to brand strength and exposure to luxury spending.

Commitment to Process

NT Vista’s investment process focuses on medium-and smaller-sized companies with accelerating growth rates and share price momentum. Within the process, in the current market environment, our team is placing increasing emphasis on the identification of companies benefiting from enduring secular—as opposed to cyclical—growth trends. Such secular trends are often the result of larger technological, social, or economic change that can last several years or more. Examples of secular changes underway at present are trends toward mobile and cloud computing, among others. Secular growers are particularly appealing investments because they offer more sustainable, enduring rates of earnings acceleration across the economic cycle. We believe that smart risk-taking and active investing in such companies will generate attractive absolute and relative investment performance over time.

7

Fund Characteristics

OCTOBER 31, 2012
Top Ten Holdings	% of net assets
Alliance Data Systems Corp.	3.0%
Catamaran Corp.	2.4%
Whole Foods Market, Inc.	2.3%
SBA Communications Corp., Class A	2.2%
Kansas City Southern	2.1%
Teradata Corp.	1.9%
PetSmart, Inc.	1.8%
Tractor Supply Co.	1.7%
Alexion Pharmaceuticals, Inc.	1.7%
Cabot Oil & Gas Corp.	1.7%

Top Five Industries	% of net assets
Specialty Retail	10.7%
IT Services	5.3%
Chemicals	4.6%
Biotechnology	3.6%
Food and Staples Retailing	3.5%

Types of Investments in Portfolio	% of net assets
Domestic Common Stocks	91.5%
Foreign Common Stocks*	6.2%
Total Common Stocks	97.7%
Temporary Cash Investments	4.1%
Other Assets and Liabilities	(1.8)%
*Includes depositary shares, dual listed securities and foreign ordinary shares.

8

Shareholder Fee Example

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2012 to October 31, 2012.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee.  If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

9

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 5/1/12	Ending Account Value 10/31/12	Expenses Paid During Period(1) 5/1/12 – 10/31/12	Annualized Expense Ratio(1)
Actual
Institutional Class	$1,000	$954.10	$3.98	0.81%
Hypothetical
Institutional Class	$1,000	$1,021.06	$4.12	0.81%

(1)
Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half-year, divided by 366, to reflect the one-half year period.

10

Schedule of Investments

OCTOBER 31, 2012

	Shares	Value
Common Stocks — 97.7%
AEROSPACE AND DEFENSE — 1.9%
B/E Aerospace, Inc.(1)	46,600	$2,101,194
TransDigm Group, Inc.	25,600	3,410,176
		5,511,370
AUTO COMPONENTS — 1.4%
BorgWarner, Inc.(1)	27,702	1,823,346
Delphi Automotive plc(1)	79,200	2,490,048
		4,313,394
AUTOMOBILES — 0.6%
Harley-Davidson, Inc.	36,800	1,720,768
BEVERAGES — 1.3%
Beam, Inc.	25,400	1,411,224
Dr Pepper Snapple Group, Inc.	36,100	1,546,885
Monster Beverage Corp.(1)	23,000	1,027,410
		3,985,519
BIOTECHNOLOGY — 3.6%
Alexion Pharmaceuticals, Inc.(1)	55,965	5,058,117
Grifols SA(1)	59,800	2,074,160
Onyx Pharmaceuticals, Inc.(1)	14,600	1,144,056
Regeneron Pharmaceuticals, Inc.(1)	16,300	2,319,490
		10,595,823
BUILDING PRODUCTS — 0.9%
Fortune Brands Home & Security, Inc.(1)	89,200	2,536,848
CAPITAL MARKETS — 2.1%
Affiliated Managers Group, Inc.(1)	31,700	4,010,050
KKR & Co. LP	144,300	2,171,715
		6,181,765
CHEMICALS — 4.6%
Airgas, Inc.	26,800	2,384,396
Celanese Corp.	23,900	907,961
Cytec Industries, Inc.	28,300	1,947,606
Eastman Chemical Co.	52,800	3,127,872
FMC Corp.	74,700	3,997,944
Sherwin-Williams Co. (The)	10,000	1,425,800
		13,791,579
COMMERCIAL SERVICES AND SUPPLIES — 1.2%
Stericycle, Inc.(1)	38,600	3,657,736
COMMUNICATIONS EQUIPMENT — 0.5%
Palo Alto Networks, Inc.(1)	27,273	1,499,470
CONSTRUCTION AND ENGINEERING — 1.9%
Chicago Bridge & Iron Co. NV New York Shares	42,200	1,584,610
KBR, Inc.	47,900	1,334,494
Quanta Services, Inc.(1)	109,100	2,828,963
		5,748,067
CONSTRUCTION MATERIALS — 0.2%
Eagle Materials, Inc.	12,000	635,640
CONSUMER FINANCE — 1.6%
Discover Financial Services	116,100	4,760,100
DIVERSIFIED FINANCIAL SERVICES — 0.7%
McGraw-Hill Cos., Inc. (The)	37,400	2,067,472
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.7%
tw telecom, inc., Class A(1)	76,800	1,956,096
ELECTRICAL EQUIPMENT — 0.5%
AMETEK, Inc.	42,000	1,493,100
ELECTRONIC EQUIPMENT, INSTRUMENTS AND COMPONENTS — 1.4%
Trimble Navigation Ltd.(1)	88,600	4,180,148
ENERGY EQUIPMENT AND SERVICES — 2.7%
Atwood Oceanics, Inc.(1)	37,200	1,778,160
National Oilwell Varco, Inc.	24,200	1,783,540
Oceaneering International, Inc.	47,900	2,506,607
Oil States International, Inc.(1)	25,000	1,827,500
		7,895,807
FOOD AND STAPLES RETAILING — 3.5%
Costco Wholesale Corp.	19,800	1,948,914
Fresh Market, Inc. (The)(1)	25,900	1,468,789
Whole Foods Market, Inc.	73,200	6,934,236
		10,351,939
FOOD PRODUCTS — 2.7%
Hain Celestial Group, Inc. (The)(1)	28,800	1,664,640
McCormick & Co., Inc.	39,600	2,440,152
Mead Johnson Nutrition Co.	62,500	3,853,750
		7,958,542
GAS UTILITIES — 1.1%
ONEOK, Inc.	67,700	3,202,210
HEALTH CARE EQUIPMENT AND SUPPLIES — 3.2%
Cooper Cos., Inc. (The)	20,700	1,986,786
Edwards Lifesciences Corp.(1)	15,200	1,319,816
IDEXX Laboratories, Inc.(1)	25,600	2,462,720
Intuitive Surgical, Inc.(1)	2,800	1,518,216
Mettler-Toledo International, Inc.(1)	12,300	2,083,251
		9,370,789

11

	Shares	Value
HEALTH CARE PROVIDERS AND SERVICES — 3.4%
Catamaran Corp.(1)	149,000	$7,026,840
Express Scripts Holding Co.(1)	50,600	3,113,924
		10,140,764
HEALTH CARE TECHNOLOGY — 0.9%
Cerner Corp.(1)	35,000	2,666,650
HOTELS, RESTAURANTS AND LEISURE — 1.6%
Dunkin’ Brands Group, Inc.	45,100	1,398,100
Panera Bread Co., Class A(1)	9,300	1,568,352
Royal Caribbean Cruises Ltd.	13,300	447,811
Starwood Hotels & Resorts Worldwide, Inc.	28,800	1,493,280
		4,907,543
HOUSEHOLD DURABLES — 1.7%
Lennar Corp., Class A	58,300	2,184,501
Toll Brothers, Inc.(1)	86,200	2,845,462
		5,029,963
HOUSEHOLD PRODUCTS — 1.0%
Church & Dwight Co., Inc.	58,000	2,944,080
INSURANCE — 0.1%
Cincinnati Financial Corp.	11,100	442,224
INTERNET AND CATALOG RETAIL — 1.3%
Expedia, Inc.	29,000	1,715,350
priceline.com, Inc.(1)	3,900	2,237,703
		3,953,053
INTERNET SOFTWARE AND SERVICES — 2.0%
Equinix, Inc.(1)	7,100	1,280,911
LinkedIn Corp., Class A(1)	18,500	1,978,205
Rackspace Hosting, Inc.(1)	42,000	2,674,980
		5,934,096
IT SERVICES — 5.3%
Alliance Data Systems Corp.(1)	62,200	8,897,710
Cognizant Technology Solutions Corp., Class A(1)	21,500	1,432,975
Teradata Corp.(1)	81,500	5,567,265
		15,897,950
MACHINERY — 2.5%
Chart Industries, Inc.(1)	26,900	1,904,251
Joy Global, Inc.	23,300	1,455,085
Trinity Industries, Inc.	53,300	1,667,224
Valmont Industries, Inc.	17,800	2,404,780
		7,431,340
MEDIA — 2.3%
CBS Corp., Class B	59,300	1,921,320
Liberty Global, Inc. Class A(1)	26,900	1,614,807
Scripps Networks Interactive, Inc. Class A	23,900	1,451,208
Sirius XM Radio, Inc.(1)	680,900	1,906,520
		6,893,855
METALS AND MINING — 0.6%
Carpenter Technology Corp.	35,500	1,725,655
MULTILINE RETAIL — 1.1%
Dollar Tree, Inc.(1)	38,700	1,542,969
Family Dollar Stores, Inc.	27,300	1,800,708
		3,343,677
OIL, GAS AND CONSUMABLE FUELS — 3.2%
Cabot Oil & Gas Corp.	107,500	5,050,350
Concho Resources, Inc.(1)	32,600	2,807,512
Kodiak Oil & Gas Corp.(1)	178,200	1,646,568
		9,504,430
PHARMACEUTICALS — 2.7%
Perrigo Co.	42,300	4,864,923
Watson Pharmaceuticals, Inc.(1)	38,100	3,274,695
		8,139,618
PROFESSIONAL SERVICES — 0.5%
IHS, Inc. Class A(1)	16,070	1,356,147
REAL ESTATE INVESTMENT TRUSTS (REITs) — 1.4%
Digital Realty Trust, Inc.	37,645	2,312,532
Ventas, Inc.	30,300	1,917,081
		4,229,613
REAL ESTATE MANAGEMENT AND DEVELOPMENT — 0.9%
CBRE Group, Inc.(1)	131,800	2,375,036
Realogy Holdings Corp.(1)	9,004	320,002
		2,695,038
ROAD AND RAIL — 3.1%
Canadian Pacific Railway Ltd.	22,600	2,080,556
Genesee & Wyoming, Inc. Class A(1)	10,735	777,966
Kansas City Southern	77,800	6,259,788
		9,118,310
SEMICONDUCTORS AND SEMICONDUCTOR EQUIPMENT — 2.7%
ARM Holdings plc	224,200	2,405,987
Avago Technologies Ltd.	58,900	1,945,467
NXP Semiconductor NV(1)	37,200	902,472
Xilinx, Inc.	88,100	2,886,156
		8,140,082
SOFTWARE — 3.0%
Citrix Systems, Inc.(1)	62,900	3,887,849
CommVault Systems, Inc.(1)	4,800	299,856

12

Shares	Value
NetSuite, Inc.(1)	54,200	$3,442,242
Splunk, Inc.(1)	49,809	1,397,143
		9,027,090
SPECIALTY RETAIL — 10.7%
Cabela’s, Inc.(1)	49,600	2,222,576
DSW, Inc., Class A	45,300	2,835,327
Gap, Inc. (The)	48,300	1,725,276
GNC Holdings, Inc. Class A	87,479	3,382,813
Lumber Liquidators Holdings, Inc.(1)	23,900	1,334,098
O’Reilly Automotive, Inc.(1)	18,300	1,567,944
PetSmart, Inc.	80,110	5,318,503
Ross Stores, Inc.	54,800	3,340,060
Sally Beauty Holdings, Inc.(1)	61,700	1,485,736
Tractor Supply Co.	53,200	5,119,968
Ulta Salon Cosmetics & Fragrance, Inc.	38,900	3,587,358
		31,919,659
TEXTILES, APPAREL AND LUXURY GOODS — 3.3%
Lululemon Athletica, Inc.(1)	24,300	1,676,943
Michael Kors Holdings Ltd.(1)	60,760	3,322,964
PVH Corp.	16,500	1,814,835
Under Armour, Inc. Class A(1)	25,600	1,337,856
VF Corp.	10,200	1,596,096
		9,748,694
TRADING COMPANIES AND DISTRIBUTORS — 1.9%
Fastenal Co.	45,500	2,033,850
United Rentals, Inc.(1)	86,000	3,496,760
		5,530,610
WIRELESS TELECOMMUNICATION SERVICES — 2.2%
SBA Communications Corp., Class A(1)	97,502	6,496,558
TOTAL COMMON STOCKS (Cost $237,015,644)		290,630,881
Temporary Cash Investments — 4.1%
Repurchase Agreement, Bank of America Merrill Lynch, (collateralized by various U.S. Treasury obligations, 1.50% - 2.00%, 1/31/16 - 6/30/16, valued at $5,099,257), in a joint trading account at 0.23%, dated 10/31/12, due 11/1/12 (Delivery value $4,996,503)		4,996,471
Repurchase Agreement, Credit Suisse First Boston, Inc., (collateralized by various U.S. Treasury obligations, 3.125% - 3.75%, 8/15/41 - 2/15/42, valued at $5,111,112), in a joint trading account at 0.20%, dated 10/31/12, due 11/1/12 (Delivery value $4,996,500)		4,996,472
Repurchase Agreement, Goldman Sachs & Co., (collateralized by various U.S. Treasury obligations, 4.625%, 2/15/40, valued at $2,122,464), in a joint trading account at 0.16%, dated 10/31/12, due 11/1/12 (Delivery value $2,081,211)		2,081,202
TOTAL TEMPORARY CASH INVESTMENTS (Cost $12,074,145)		12,074,145
TOTAL INVESTMENT SECURITIES — 101.8% (Cost $249,089,789)		302,705,026
OTHER ASSETS AND LIABILITIES — (1.8)%		(5,275,651)
TOTAL NET ASSETS — 100.0%		$297,429,375

Forward Foreign Currency Exchange Contracts
Contracts to Buy		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
36,208	GBP for USD	Credit Suisse AG	11/30/12	$58,425	$425
(Value on Settlement Date $58,000)

Contracts to Sell		Counterparty	Settlement Date	Value	Unrealized Gain (Loss)
1,311,922	EUR for USD	UBS AG	11/30/12	$1,700,862	$(2,893)
1,287,300	GBP for USD	Credit Suisse AG	11/30/12	2,077,182	(5,208)
				$3,778,044	$(8,101)
(Value on Settlement Date $3,769,943)

13

Notes to Schedule of Investments

EUR = Euro
GBP = British Pound
USD = United States Dollar

(1)	Non-income producing.

See Notes to Financial Statements.

14

Statement of Assets and Liabilities

OCTOBER 31, 2012
Assets
Investment securities, at value (cost of $249,089,789)	$302,705,026
Receivable for investments sold	2,046,699
Receivable for capital shares sold	1,522
Unrealized gain on forward foreign currency exchange contracts	425
Dividends and interest receivable	353,319
305,106,991

Liabilities
Payable for investments purchased	7,466,919
Unrealized loss on forward foreign currency exchange contracts	8,101
Accrued management fees	198,857
Other liabilities	3,739
7,677,616

Net Assets	$297,429,375

Institutional Class Capital Shares, $0.01 Par Value
Shares authorized	150,000,000
Shares outstanding	28,034,162

Net Asset Value Per Share	$10.61

Net Assets Consist of:
Capital (par value and paid-in surplus)	$248,027,878
Accumulated net investment loss	(36,846)
Accumulated net realized loss	(4,169,517)
Net unrealized appreciation	53,607,860
$297,429,375

See Notes to Financial Statements.

15

Statement of Operations

YEAR ENDED OCTOBER 31, 2012
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $2,937)	$2,009,688
Interest	5,758
2,015,446
Expenses:
Management fees	2,065,395
Directors’ fees and expenses	9,475
Other expenses	3,801
2,078,671

Net investment income (loss)	(63,225)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(1,565,648)
Futures contract transactions	(212,977)
Foreign currency transactions	703
(1,777,922)

Change in net unrealized appreciation (depreciation) on:
Investments	19,888,864
Translation of assets and liabilities in foreign currencies	18,523
19,907,387

Net realized and unrealized gain (loss)	18,129,465

Net Increase (Decrease) in Net Assets Resulting from Operations	$18,066,240

See Notes to Financial Statements.

16

Statement of Changes in Net Assets

YEARS ENDED OCTOBER 31, 2012 AND OCTOBER 31, 2011
Increase (Decrease) in Net Assets	October 31, 2012	October 31, 2011
Operations
Net investment income (loss)	$(63,225)	$(508,657)
Net realized gain (loss)	(1,777,922)	9,902,344
Change in net unrealized appreciation (depreciation)	19,907,387	634,957
Net increase (decrease) in net assets resulting from operations	18,066,240	10,028,644

Distributions to Shareholders
From net realized gains	(3,557,528)	—

Capital Share Transactions
Proceeds from shares sold	98,603,911	65,778,540
Proceeds from reinvestment of distributions	3,557,528	—
Payments for shares redeemed	(34,300,835)	(22,050,710)
Net increase (decrease) in net assets from capital share transactions	67,860,604	43,727,830

Net increase (decrease) in net assets	82,369,316	53,756,474

Net Assets
Beginning of period	215,060,059	161,303,585
End of period	$297,429,375	$215,060,059

Accumulated undistributed net investment income (loss)	$(36,846)	$31,336

Transactions in Shares of the Fund
Sold	9,510,793	6,541,903
Issued in reinvestment of distributions	375,663	—
Redeemed	(3,298,873)	(2,177,130)
Net increase (decrease) in shares of the fund	6,587,583	4,364,773

See Notes to Financial Statements.

17

Notes to Financial Statements

OCTOBER 31, 2012

1. Organization

American Century Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company and is organized as a Maryland corporation. NT Vista Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified as defined under the 1940 Act. The fund’s investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in stocks of medium-sized and smaller companies that management believes will increase in value over time. The fund is not permitted to invest in any securities issued by companies assigned the Global Industry Classification Standard for the tobacco industry.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the fund in preparation of its financial statements. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Investment Valuations — The fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are typically valued at the closing price on the exchange where primarily traded or as of the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price. In its determination of fair value, the fund may review several factors including: market information specific to a security; news developments in U.S. and foreign markets; the performance of particular U.S. and foreign securities, indices, comparable securities, American Depositary Receipts, Exchange-Traded Funds, and other relevant market indicators.

Debt securities maturing within 60 days at the time of purchase may be valued at cost, plus or minus any amortized discount or premium or at the evaluated mean as provided by an independent pricing service. Evaluated mean prices are commonly derived through utilization of market models, which may consider, among other factors, trade data, quotations from dealers and active market makers, relevant yield curve and spread data, related sector levels, creditworthiness, and other relevant market information on the same or comparable securities.

Investments in open-end management investment companies are valued at the reported net asset value per share. Repurchase agreements are valued at cost. Exchange-traded futures contracts are valued at the settlement price as provided by the appropriate clearing corporation. Forward foreign currency exchange contracts are valued at the mean of the latest bid and asked prices of the forward currency rates as provided by an independent pricing service.

The value of investments initially expressed in foreign currencies is translated into U.S. dollars at prevailing exchange rates.

If the fund determines that the market price for a portfolio security is not readily available or the valuation methods mentioned above do not reflect a security’s fair value, such security is valued as determined in good faith by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors. Circumstances that may cause the fund to use these procedures to value a security

18

include, but are not limited to: a security has been declared in default; trading in a security has been halted during the trading day; there is a foreign market holiday and no trading occurred; or an event occurred between the close of a foreign exchange and the NYSE that may affect the value of a security.

Security Transactions — Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Foreign Currency Translations — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The fund may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses related to investment securities are a component of net realized gain (loss) on investment transactions and change in net unrealized appreciation (depreciation) on investments, respectively.

Business Development Companies — The fund may invest in securities of closed-end investment companies that have elected to be treated as a business development company under the 1940 Act. A business development company operates similar to an exchange-traded fund and represents a portfolio of securities. The fund may purchase a business development company to gain exposure to the securities in the underlying portfolio. The risks of owning a business development company generally reflect the risks of owning the underlying securities. Business development companies have expenses that reduce their value.

Repurchase Agreements — The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Segregated Assets — In accordance with the 1940 Act, the fund segregates assets on its books and records to cover futures contracts. ACIM monitors, on a daily basis, the securities segregated to ensure the fund designates a sufficient amount of liquid assets, marked-to-market daily. The fund may also receive assets or be required to pledge assets at the custodian bank or with a broker for margin requirements on futures contracts.

Income Tax Status — It is the fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The fund is no longer subject to examination by tax authorities for years prior to 2009. Additionally, non-U.S. tax returns filed by the fund due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for seven years from the

19

date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes.

Distributions to Shareholders — Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a fund. The risk of material loss from such claims is considered by management to be remote.

3. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a management agreement with ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The agreement provides that all expenses of managing and operating the fund, except distribution and service fees, brokerage expenses, taxes, interest, fees and expenses of the independent directors (including legal counsel fees), and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. The annual management fee is 0.80%.

Acquired Fund Fees and Expenses — The fund may invest in mutual funds, exchange-traded funds, and business development companies (the acquired funds). The fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/or directors of American Century Companies, Inc., the parent of the corporation’s investment advisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC. Various funds issued by American Century Asset Allocation Portfolios, Inc. own, in aggregate, 100% of the shares of the fund. These funds do not invest in the fund for the purpose of exercising management or control.

4. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments, for the year ended October 31, 2012 were $292,150,305 and $232,578,153, respectively.

5. Fair Value Measurements

The fund’s securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

•	Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical securities;

•
Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for similar securities, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.); or

•	Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

20

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund’s portfolio holdings.

	Level 1	Level 2	Level 3
Investment Securities
Domestic Common Stocks	$272,147,674	—	—
Foreign Common Stocks	14,003,060	$4,480,147	—
Temporary Cash Investments	—	12,074,145	—
Total Value of Investment Securities	$286,150,734	$16,554,292	—

Other Financial Instruments
Total Unrealized Gain (Loss) on Forward Foreign Currency Exchange Contracts	—	$(7,676)	—

6. Derivative Instruments

Equity Price Risk — The fund is subject to equity price risk in the normal course of pursuing its investment objectives. A fund may enter into futures contracts based on an equity index in order to manage its exposure to changes in market conditions. A fund may purchase futures contracts to gain exposure to increases in market value or sell futures contracts to protect against a decline in market value. Upon entering into a futures contract, a fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by a fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. A fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of net realized gain (loss) on futures contract transactions and change in net unrealized appreciation (depreciation) on futures contracts, respectively. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. During the period, the fund infrequently purchased equity price risk derivative instruments for temporary investment purposes.

Foreign Currency Risk — The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The value of foreign investments held by a fund may be significantly affected by changes in foreign currency exchange rates. The dollar value of a foreign security generally decreases when the value of the dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the dollar declines against such foreign currency. A fund may enter into forward foreign currency exchange contracts to reduce a fund’s exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by a fund and the resulting unrealized appreciation or depreciation are determined daily. Realized gain or loss is recorded upon the termination of the contract. Net realized and unrealized gains or losses occurring during the holding period of forward foreign currency exchange contracts are a component of net realized gain (loss) on foreign currency transactions and change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. A fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract. Additionally, losses, up to the fair value, may arise if the counterparties do not perform under the contract terms. The foreign currency risk derivative instruments held at period end as disclosed on the Schedule of Investments are indicative of the fund’s typical volume during the period.

21

Value of Derivative Instruments as of October 31, 2012

	Asset Derivatives		Liability Derivatives
Type of Risk Exposure	Location on Statement of Assets and Liabilities	Value	Location on Statement of Assets and Liabilities	Value
Foreign Currency Risk	Unrealized gain on forward foreign currency exchange contracts	$425	Unrealized loss on forward foreign currency exchange contracts	$8,101

Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2012

	Net Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Type of Risk Exposure	Location on Statement of Operations	Value	Location on Statement of Operations	Value
Equity Price Risk	Net realized gain (loss) on futures contract transactions	$(212,977)	Change in net unrealized appreciation (depreciation) on futures contracts	—
Foreign Currency Risk	Net realized gain (loss) on foreign currency transactions	(4,038)	Change in net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies	$21,721
		$(217,015)		$21,721

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

The fund invests in common stocks of small companies. Because of this, it may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

8. Federal Tax Information

The tax character of distributions paid during the years ended October 31, 2012 and October 31, 2011 were as follows:

	2012	2011
Distributions Paid From
Ordinary income	—	—
Long-term capital gains	$3,557,528	—

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

22

As of October 31, 2012, the federal tax cost of investments and the components of distributable earnings on a tax-basis were as follows:

Federal tax cost of investments	$251,799,034
Gross tax appreciation of investments	$55,620,038
Gross tax depreciation of investments	(4,714,046)
Net tax appreciation (depreciation) of investments	$50,905,992
Net tax appreciation (depreciation) on derivatives and translation of assets and liabilities in foreign currencies	$298
Net tax appreciation (depreciation)	$50,906,290
Undistributed ordinary income	—
Accumulated short-term capital losses	$(1,460,271)
Late-year ordinary loss deferral	$(44,522)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency exchange contracts.

Accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers may be carried forward for an unlimited period. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Loss deferrals represent certain qualified losses that the fund has elected to treat as having been incurred in the following fiscal year for federal income tax purposes.

23

Financial Highlights

For a Share Outstanding Throughout the Years Ended October 31 (except as noted)
Per-Share Data											Ratios and Supplemental Data
		Income From Investment Operations:			Distributions From:						Ratio to Average Net Assets of:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Net Investment Income		Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return(2)	Operating Expenses(3)	Net Investment Income (Loss)	Portfolio Turnover Rate	Net Assets, End of Period (in thousands)
Institutional Class
2012	$10.03	— (4)	0.74	0.74	—		(0.16)	(0.16)	$10.61	7.59%	0.81%	(0.02)%	92%	$297,429
2011	$9.44	(0.03)	0.62	0.59	—		—	—	$10.03	6.25%	0.80%	(0.27)%	115%	$215,060
2010	$7.50	(0.02)	1.96	1.94	—	(4)	—	— (4)	$9.44	26.05%	0.80%	(0.26)%	152%	$161,304
2009	$7.62	(0.02)	(0.10)	(0.12)	—		—	—	$7.50	(1.71)%	0.80%	(0.35)%	190%	$91,237
2008	$13.42	(0.04)	(5.73)	(5.77)	—		(0.03)	(0.03)	$7.62	(43.09)%	0.81%	(0.35)%	183%	$40,136

Notes to Financial Highlights

(1)	Computed using average shares outstanding throughout the period.

(2)	Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.

(3)	Ratio of operating expenses to average net assets does not include any fees and expenses of the acquired funds.

(4)	Per-share amount was less than $0.005.

See Notes to Financial Statements.

24

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of
American Century Mutual Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of NT Vista Fund, one of the funds constituting American Century Mutual Funds, Inc. (the “Corporation”) as of October 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of NT Vista Fund of American Century Mutual Funds, Inc., as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
December 19, 2012

25

Management

The Board of Directors

The individuals listed below serve as directors of the funds. Each director will continue to serve in this capacity until death, retirement, resignation or removal from office. The mandatory retirement age for directors who are not “interested persons,” as that term is defined in the Investment Company Act (independent directors), is 72. However, the mandatory retirement age for an individual director may be extended with the approval of the remaining independent directors.

Mr. Thomas is an “interested person” because he currently serves as President and Chief Executive Officer of American Century Companies, Inc. (ACC), the parent company of American Century Investment Management, Inc. (ACIM or the advisor). Mr. Fink is an “interested person” because he currently serves as Executive Vice President of ACC.

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, American Century Investment Services, Inc. (ACIS) and American Century Services, LLC (ACS). The directors serve in this capacity for seven (in the case of Mr. Thomas, 15) registered investment companies in the American Century Investments family of funds.

The following table presents additional information about the directors. The mailing address for each director is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
Thomas A. Brown (1940)	Director	Since 1980	Managing Member, Associated Investments, LLC (real estate investment company); Brown Cascade Properties, LLC (real estate investment company) (2001 to 2009)	66	None
Andrea C. Hall (1945)	Director	Since 1997	Retired	66	None
Jan M. Lewis (1957)	Director	Since 2011	President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)	66	None
James A. Olson (1942)	Director	Since 2007	Member, Plaza Belmont LLC (private equity fund manager)	66	Saia, Inc. (2002 to 2012) and Entertainment Properties Trust
Donald H. Pratt (1937)	Director and Chairman of the Board	Since 1995 (Chairman since 2005)	Chairman and Chief Executive Officer, Western Investments, Inc. (real estate company)	66	None

26

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Independent Directors
M. Jeannine Strandjord (1945)	Director	Since 1994	Retired	66	Euronet Worldwide Inc.; Charming Shoppes, Inc. (2006 to 2010); and DST Systems Inc. (1996 to 2012)
John R. Whitten (1946)	Director	Since 2008	Retired	66	Rudolph Technologies, Inc.
Stephen E. Yates (1948)	Director	Since 2012	Retired; Executive Vice President, Technology & Operations, KeyCorp. (computer services)(2004 to 2010)	66	Applied Industrial Technologies, Inc. (2001 to 2010)

Interested Directors
Barry Fink (1955)	Director and Executive Vice President	Since 2012 (Executive Vice President since 2007)	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS	66	None
Jonathan S. Thomas (1963)	Director and President	Since 2007	President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	108	None

27

Officers

The following table presents certain information about the executive officers of the funds. Each officer serves as an officer for each of the 15 investment companies in the American Century family of funds, unless otherwise noted. No officer is compensated for his or her service as an officer of the funds. The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis. The mailing address for each officer listed below is 4500 Main Street, Kansas City, Missouri 64111.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Jonathan S. Thomas (1963)	Director and President since 2007
President and Chief Executive Officer, ACC (March 2007 to present). Also serves as Chief Executive Officer and Manager, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries

Barry Fink (1955)	Director since 2012 and Executive Vice President since 2007	Executive Vice President, ACC (September 2007 to present); President, ACS (October 2007 to present); Chief Operating Officer, ACC (September 2007 to November 2012). Also serves as Manager, ACS
Maryanne L. Roepke (1956)	Chief Compliance Officer since 2006 and Senior Vice President since 2000	Chief Compliance Officer, American Century funds, ACIM and ACS (August 2006 to present). Also serves as Senior Vice President, ACS
Charles A. Etherington (1957)	General Counsel since 2007 and Senior Vice President since 2006
Attorney, ACC (February 1994 to present); Vice President, ACC
(November 2005 to present), General Counsel, ACC (March 2007 to present). Also serves as General Counsel, ACIM, ACS, ACIS and other
 ACC subsidiaries; and Senior Vice President, ACIM and ACS

C. Jean Wade (1964)	Vice President, Treasurer and Chief Financial Officer since 2012	Vice President, ACS (February 2000 to present)
Robert J. Leach (1966)	Vice President since 2006 and Assistant Treasurer since 2012	Vice President, ACS (February 2000 to present)
David H. Reinmiller (1963)	Vice President since 2000	Attorney, ACC (January 1994 to present); Associate General Counsel, ACC (January 2001 to present). Also serves as Vice President, ACIM and ACS
Ward D. Stauffer (1960)	Secretary since 2005	Attorney, ACC (June 2003 to present)

The Statement of Additional Information has additional information about the fund’s directors and is available without charge, upon request, by calling 1-800-345-2021.

28

Approval of Management Agreement

At a meeting held on June 21, 2012, the Fund’s Board of Directors unanimously approved the renewal of the management agreement pursuant to which American Century Investment Management, Inc. (the “Advisor”) acts as the investment advisor for the Fund. Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated, and approved by a majority of a fund’s independent directors (the “Directors”) each year.

As a part of the approval process, the Board requested and reviewed extensive data and information compiled by the Advisor and certain independent providers of evaluation data concerning the Fund and the services provided to the Fund by the Advisor. This review was in addition to the oversight and evaluation undertaken by the Board and its committees on a continuous basis throughout the year and included, but was not limited to the following:

•	the nature, extent, and quality of investment management, shareholder services, and other services provided by the Advisor to the Fund;

•	the wide range of other programs and services the Advisor provides to the Fund and its shareholders on a routine and non-routine basis;

•
the investment performance of the fund, including data comparing the Fund’s performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

•	data comparing the cost of owning the Fund to the cost of owning similar funds;

•	the Advisor’s compliance policies, procedures, and regulatory experience;

•	financial data showing the cost of services provided to the Fund, the profitability of the Fund to the Advisor, and the overall profitability of the Advisor;

•	data comparing services provided and charges to other investment management clients of the Advisor; and

•	consideration of collateral benefits derived by the Advisor from the management of the Fund and any potential economies of scale relating thereto.

In keeping with its practice, the Board held two in-person meetings and one telephonic meeting to review and discuss the information provided. The Directors also had the benefit of the advice of independent counsel throughout the period.

Factors Considered

The Directors considered all of the information provided by the Advisor, the independent data providers, and independent counsel, and evaluated such information for the Fund. In connection with their review, the Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the management agreement, the Board based its decision on a number of factors, including the following:

29

Nature, Extent and Quality of Services - Generally. Under the management agreement, the Advisor is responsible for providing or arranging for all services necessary for the operation of the Fund. The Board noted that under the management agreement, the Advisor provides or arranges at its own expense a wide variety of services including:

•	constructing and designing the Fund

•	portfolio research and security selection

•	initial capitalization/funding

•	securities trading

•	Fund administration

•	custody of Fund assets

•	daily valuation of the Fund’s portfolio

•	shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping, and communications

•	legal services

•	regulatory and portfolio compliance

•	financial reporting

•	marketing and distribution

The Board noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry, changing distribution channels, and the changing regulatory environment.

Investment Management Services. The nature of the investment management services provided to the Fund is quite complex and allows Fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes by investing in or exchanging among various American Century Investments funds, and liquidity. In evaluating investment performance, the Board expects the Advisor to manage the Fund in accordance with its investment objectives and approved strategies. Further, the Directors recognize that the Advisor has an obligation to monitor trading activities, and in particular to seek the best execution of fund trades, and to evaluate the use of and payment for research. In providing these services, the Advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. The Board, directly and through its Fund Performance Review Committee, regularly reviews investment performance

30

information for the Fund, together with comparative information for appropriate benchmarks and/or peer groups of similarly-managed funds, over different time horizons. The Directors also review detailed performance information during the management agreement approval process. If performance concerns are identified, the Fund receives special reviews until performance improves, during which the Board discusses with the Advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Taking all these factors into consideration, the Board found the investment management services provided by the Advisor to the Fund to meet or exceed industry standards. More detailed information about the Fund’s performance can be found in the Performance and Portfolio Commentary sections of this report.

Shareholder and Other Services. Under the management agreement, the Advisor provides the Fund with a comprehensive package of transfer agency, shareholder, and other services. The Board, directly and through various committees of the Board, regularly reviews reports and evaluations of such services at its regular meetings. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to Fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the Advisor. The Board found the services provided by the Advisor to the Fund under the management agreement to be competitive and of high quality.

Costs of Services and Profitability. The Advisor provides detailed information concerning its cost of providing various services to the Fund, its profitability in managing the Fund, its overall profitability, and its financial condition. The Directors have reviewed with the Advisor the methodology used to prepare this financial information. The financial information regarding the Advisor is considered in evaluating the Advisor’s financial condition, ability to continue to provide services under the management agreement, and the reasonableness of the current management fee. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

Ethics. The Board generally considers the Advisor’s commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the Advisor’s practices generally meet or exceed industry best practices.

Economies of Scale. The Board also reviewed information provided by the Advisor regarding the possible existence of economies of scale in connection with the management of the Fund. The Board concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. The Board concluded that the Advisor is appropriately sharing economies of scale through its competitive fee structure, offering competitive fees from fund inception, and through reinvestment in its business to provide shareholders additional content and services.

31

Comparison to Other Funds’ Fees. The management agreement provides that the Fund pay the Advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the Fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the Fund’s independent directors (including their independent legal counsel) and expenses incurred in connection with the provision of shareholder services and distribution services under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the unified fee structure, the Advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and any applicable Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The Board believes the unified fee structure is a benefit to Fund shareholders because it clearly discloses to shareholders the cost of owning Fund shares, and, since the unified fee cannot be increased without a vote of Fund shareholders, it shifts to the Advisor the risk of increased costs of operating the Fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Board’s analysis of fee levels involves reviewing certain evaluative data compiled by an independent provider and comparing the Fund’s unified fee to the total expense ratio of other funds in the Fund’s peer group. The Board concluded that the management fee paid by the Fund to the Advisor under the management agreement is reasonable in light of the services provided to the Fund.

Comparison to Fees and Services Provided to Other Clients of the Advisor. The Board also requested and received information from the Advisor concerning the nature of the services, fees, costs and profitability of its advisory services to advisory clients other than the Fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the Fund. The Board analyzed this information and concluded that the fees charged and services provided to the Fund were reasonable by comparison.

Collateral or “Fall-Out” Benefits Derived by the Advisor. The Board considered the existence of collateral benefits the Advisor may receive as a result of its relationship with the Fund. They concluded that the Advisor’s primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Board noted that the Advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit Fund shareholders. The Board also determined that the Advisor is able to provide investment management services to certain clients other than the Fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Board concluded, however, that the assets of those other clients are not material to the analysis and, where applicable, may be included with the assets of the Fund to determine breakpoints in the management fee schedule.

32

Existing Relationship. The Board also considered whether there was any reason for not continuing the existing arrangement with the Advisor. In this regard, the Board was mindful of the potential disruptions of the Fund’s operations and various risks, uncertainties, and other effects that could occur as a result of a decision not to continue such relationship. In particular, the Board recognized that most shareholders have invested in the Fund on the strength of the Advisor’s industry standing and reputation and in the expectation that the Advisor will have a continuing role in providing advisory services to the Fund.

Conclusion of the Directors. As a result of this process, the Board, including all of the independent directors, taking into account all of the factors discussed above and the information provided by the Advisor and others, concluded that the management agreement between the Fund and the Advisor is fair and reasonable in light of the services provided and should be renewed.

33

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Investment Management, Inc., the fund’s investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its website at americancentury.com and, upon request, by calling 1-800-345-2021.

34

Other Tax Information

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund hereby designates $3,557,528, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended October 31, 2012.

The fund hereby designates $41,782, or up to the maximum amount allowable, as long-term capital gain distributions for the fiscal year ended October 31, 2011. The fund utilized earnings and profits of $41,782 distributed to shareholders on redemption of shares as part of the dividends paid deduction.

35

Notes

36

Contact Us	americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or 816-531-5575
Investors Using Advisors	1-800-378-9878
Business, Not-For-Profit, Employer-Sponsored Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers, Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113

American Century Mutual Funds, Inc.

Investment Advisor:
American Century Investment Management, Inc.
Kansas City, Missouri

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.
CL-ANN-76908   1212

ITEM 2.  CODE OF ETHICS.

(a)
The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

(b)	No response required.

(c)	None.

(d)	None.

(e)	Not applicable.

(f)
The registrant’s Code of Ethics for Senior Financial Officers was filed as Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.’s Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)	The registrant’s board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)
M. Jeannine Strandjord, James A. Olson, Andrea C. Hall and Stephen E. Yates are the registrant’s designated audit committee financial experts.  They are “independent” as defined in Item 3 of Form N-CSR.

(a)(3)	Not applicable.

(b)	No response required.

(c)	No response required.

(d)	No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

FY 2011:                    $285,752
FY 2012:                    $296,263

(b)	Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were as follows:

For services rendered to the registrant:
FY 2011: $0 FY 2012: $0
Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2011: $0 FY 2012: $0

(c)	Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

For services rendered to the registrant:

FY 2011:                    $0
FY 2012:                    $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):

FY 2011:                    $0
FY 2012:                    $0

(d)	All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

For services rendered to the registrant:
FY 2011: $0 FY 2012: $0

Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant’s investment adviser and its affiliates):
FY 2011: $0 FY 2012: $0

(e)(1)
In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the registrant’s audit committee.  Pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, the registrant’s audit committee also pre-approves its accountant’s engagements for non-audit services with the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)
All services described in each of paragraphs (b) through (d) of this Item were pre-approved before the engagement by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C).

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

FY 2011:                    $67,680
FY 2012:                    $68,768

(h)
The registrant’s investment adviser and accountant have notified the registrant’s audit committee of all non-audit services that were rendered by the registrant’s accountant to the registrant’s investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.  The notification provided to the registrant’s audit committee included sufficient details regarding such services to allow the registrant’s audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)
Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation Portfolios, Inc.’s Certified Shareholder Report on Form N-CSR, File No. 811-21591, on September 29, 2005.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	American Century Mutual Funds, Inc.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	December 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	December 28, 2012

By:	/s/ C. Jean Wade
	Name:	C. Jean Wade
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	December 28, 2012